UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-214
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SENTINEL GROUP FUNDS, INC.
National Life Drive, Montpelier, Vermont 05604
Sentinel Asset Management, Inc.
National Life Drive, Montpelier, Vermont 05604
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Registrant's telephone number, including area code: (802)229-3113
Date of fiscal year end: November 30, 2008
Date of reporting period: November 30, 2008

The Sentinel Investments Family of Funds

EQUITY						SPECIALTY
Sentinel Common Stock Fund **Cs**						Sentinel Balanced Fund **Ba**
Sentinel Capital Growth Fund **Cg**	Sentinel Growth Leaders Fund **Gl**	Sentinel Mid Cap Growth Fund **Mg**	Sentinel Mid Cap Value Fund **Mv**	Sentinel Conservative Allocation Fund **Ca**	Sentinel Sustainable Core Opportunities Fund **Co**	Sentinel Sustainable Growth Opportunities Fund* **Go**
	Sentinel Small Company Fund **Sc**	Sentinel Small/Mid Cap Fund **Sm**	Sentinel Government Securities Fund **Gs**	Sentinel Short Maturity Government Fund **Sg**	Sentinel International Equity Fund **Ie**	
			FIXED INCOME		INTERNATIONAL	

The Essential Elements of Investing℠

For 75 years, Sentinel Investments has offered the sound, prudently managed strategies that are the foundation of any portfolio. We deliver a range of investment solutions managed by focused, dedicated teams of specialists. Though our teams have varying philosophies, they share our firm's most basic values: a commitment to bottom-up, fundamental research; a desire for competitive returns during strong market environments and superior relative performance in down markets; and a commitment to results measured in years rather than days, weeks or months. Dedicated teams, repeatable disciplines and a commitment to sustainable performance—at Sentinel, these are the essential elements of investing.

About Sentinel Investments

- Headquartered in Montpelier, VT; offices in New York, Philadelphia and San Francisco
- Six independent portfolio management teams
- 14 mutual funds in four major asset classes
- Sentinel Common Stock Fund in 75th year
- A commitment to sustainable investing

Sentinel Investments

Table of Contents

4 Message to Shareholders
7 Understanding your Sentinel Funds Financial Statements
8 Sentinel Balanced Fund
14 Sentinel Capital Growth Fund
19 Sentinel Common Stock Fund
23 Sentinel Conservative Allocation Fund
29 Sentinel Georgia Municipal Bond Fund
32 Sentinel Government Securities Fund
36 Sentinel Growth Leaders Fund
41 Sentinel International Equity Fund
46 Sentinel Mid Cap Growth Fund
52 Sentinel Mid Cap Value Fund
57 Sentinel Short Maturity Government Fund
63 Sentinel Small Company Fund
67 Sentinel Small/Mid Cap Fund
71 Sentinel Sustainable Core Opportunities Fund
75 Sentinel Sustainable Emerging Companies Fund
80 Sentinel U.S. Treasury Money Market Fund
82 Statement of Assets and Liabilities
86 Statement of Operations
90 Statement of Changes in Net Assets
98 Financial Highlights
112 Notes to Financial Statements
130 Report of Independent Registered Public Accounting Firm
131 Actual and Hypothetical Expenses for Comparison Purposes
132 Expenses
136 Information and Services for Shareholders
139 Board Approval of Investment Advisory Agreements
141 Directors & Officers

Message to Shareholders

Christian W. Thwaites
President & Chief Executive Officer
Sentinel Asset Management, Inc

2008 was a fitting epilogue to the credit, housing and financial bubbles of the last eight years. The year started badly and unfolded to mayhem. How did it all happen? At one level, the story is simple: leverage, the root of all financial crises. But also byzantine as there is no obvious link between sub-prime lending, Icelandic savings, the collapse of respected investment banks, U.S. automakers, the world's largest insurance company and hedge fund fraud. So it is a global story and worth piecing the narrative together.

In January, the FTSE All-World Index[1], a proxy for all world stock markets, stood at 256.44 with a market capitalization of $34 trillion. The credit crisis was, in early days, focused on a few banks and mono-line insurance companies (so called because they have one principal line of business) and the slow collapse of Bear Stearns. The first of two egregious policy errors occurred when the Federal Reserve lowered rates after a trading scare in the European markets. The stage was set for the last phase of the bubble. Between spring and summer, the rumblings continued, but money could be made: oil climbed in a speculative straight line from $100 a barrel to $143 and the Euro rallied.

Then came the second of the policy errors. The European Central Bank (ECB), worried that inflation, not recession, was the greater danger, raised rates. Hedge fund and investment bank trading desks had leveraged positions in commodities and structured debt. Suddenly many of the trades unwound with a vengeance: the "buy oil, sell financials" strategy reversed, buyers disappeared, sub-prime mortgages began to look very default-prone as the economy weakened and losses mounted. The Fed tried to restore confidence by sinking the rate on three-month Treasury Bills from 1.8 percent in the summer to 0.3 percent in mid-September.

So the scene was set: trades that needed to be unwound, overvalued assets in financial companies, scared investors fleeing to safety in Treasuries and spectacular failures at Lehman, AIG, Fannie Mae, Freddie Mac and Washington Mutual. Carnage ensued. The Bush administration cobbled together TARP, a curious acronym for the Troubled Asset Relief Program, which allowed the Treasury to be the buyer of last resort for un-priceable and illiquid assets. Congress stalled, and then approved it. Markets continued to flounder. And then in one of the greatest slights of hand in modern financial history, the Treasury did not use the money to buy troubled assets, but started to buy equity stakes and infuse capital into distressed financial companies. It was a grand gesture of largesse and confidence.

But the market did not buy it and recognized, correctly, that banks, investment banks and many insurance companies worldwide were no longer able to allocate, intermediate or manage their capital. The U.S. equity market fell over 30 percent in a matter of weeks, rallied and promptly fell again. Hedge funds and other leveraged investments dumped any stock liquid enough to pay redemptions and investors flew to quality... and the only quality left was Treasury securities. In the last few days of the fiscal and calendar year, we saw bizarre events: Treasury Bills traded at negative interest rates (meaning an

4

1 The FTSE All-World Index covers 49 different countries and over 2,400 stocks, capturing 90-95% of the investable market capitalization worldwide. The index is divided into Developed, Advanced Emerging and Emerging segments. An investment cannot be made directly in an index.

Message to Shareholders

investor had to pay the U.S. government to lend it money), a massive hedge fund fraud came to light, the Fed initiated a Zero Interest Rate Policy (ZIRP) and the Treasury suspended the TARP.

The FTSE All-World Index ended the month of November at 143.99 and $19 trillion had been wiped off the value of world stock markets.

What we are witnessing is beyond a global cyclical shock and consolidation of the financial sector. We have seen wealth destruction on a new scale: some estimate that the combined stock and housing market declines lost U.S. households some $13 trillion. We have already seen marked deterioration in consumer confidence, purchasing managers’ intentions, job losses and capital expenditure projects. The European and Asian economies are also seeing a swift deterioration in their economic indicators, and there have been few effective counter measures. It will take more than monetary policy and re-capitalized banks to get the economy going, and we do not expect a “V”-shaped recovery in 2009.

Thus we see 2009 shaping up as follows:

1. Low interest rates: we expect interest rates to fall in many countries to historical lows and remain there. Eventually this will loosen the credit markets, restart a moribund housing market and encourage some risk taking. The yield curve will remain distorted for some time and financial institutions will not revert to the leveraged money-making machines they were. But slowly and inexorably, credit markets will recover.

2. Low inflation: oil and other industrial commodities are at their lowest pricing levels in many years. This is not good for most emerging markets and commodity-based economies. But in developed markets, lower costs and daily expenses will put a lid on inflation and bring a marginal improvement in discretionary income.

3. Coordinated policy measures: these are by no means a panacea and we expect no Keynesian dash for growth. But the expansion of the Fed’s balance sheet and fiscal stimulus plans from the new Obama administration and abroad will provide support to employment and output. Some plans will involve direct intervention, some partnering and multi-agency coordination. However, there is direct political will to make them work, and they at least remove the ineptitude and prevarications of the last few months.

In the short term, companies will continue to report weak numbers and bleak expectations. But the silver lining is that the stock market has discounted much of the worst news and valuations look reasonable. Investment grade companies are able to borrow more cheaply now than for many years, leading stocks are trading on single digit price-earning ratios and the yield gap of stocks over Treasuries has reappeared for the first time since 1959. We would not hazard an estimate on the market but point out that, since 1926, the stock market has fallen one year out of every three but has suffered four declines this century. And when stock markets fell, there has been a 60 percent chance of a rebound the following year*. So there are reasons for very cautious optimism.

* Source: Economist.com, January 6, 2009.

At Sentinel, we will continue to do what we have done for the last 75 years.

We strive to buy and hold companies with proven management, strong product niches, clean balance sheets and visible earnings. We do not over-commit to a single company or industry. We typically remain very diversified and do not time the market. Our approach has been to pick higher quality stocks and companies to invest in than our competitors. Please take a moment to read the reports from our managers. You will see that we favor quality companies and like those with free cash flow, room for growth and committed management.

Sentinel U.S. Treasury Money Market Fund

An extraordinary thing happened in the money market industry in 2008. Several fund companies “broke the buck” or otherwise defaulted on the assets in their funds. As the normal market for short-term commercial paper deteriorated, we saw a flight into Treasury securities that drove down rates to as low as 5 basis points for 30 day paper. We began to invest the fund’s assets in government agency obligations on the assumption that the U.S. Treasury implicitly guaranteed repayment. But as these assets also fell in yield, we found that we could not invest the fund’s assets in securities that yielded more than 10bp and that we would exacerbate the situation if we continued to take in new money. Thus, to protect existing investors, we closed the fund to all investors effective January 1st 2009. We have no plans to re-open the fund.

6

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investment in Securities	4 Statement of Changes in Net Assets
This schedule shows you which investments your fund owned on	These statements show how each fund’s net assets changed
the last day of the reporting period. The schedule includes:	over the past two reporting periods. It details how much a fund
• a list of each investment	grew or shrank as a result of:
• the number of shares/par amount of each stock, bond or	• operations — a summary of the Statement of Operations for
short-term note	the most recent period
• the market value of each investment	• distributions — income and gains distributed to
• the percentage of investments in each industry	shareholders
• capital share transactions — shareholders’ purchases,
• the percent and dollar breakdown of each category	reinvestments, and redemptions
Net assets at the beginning of the period plus the sum of
operations, distributions to shareholders and capital share
2 Statement of Assets and Liabilities	transactions result in net assets at the end of the period.
This statement details what the fund owns (assets), what it owes
(liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the
fund’s net assets. For each class of shares, the	5 Financial Highlights
net assets divided by the total number of shares outstanding	These statements itemize current period activity and statistics
gives you the price of an individual share, or the net asset	and provide comparison data for the last five fiscal years (or less
value per share.	if the fund or class is not five years old). On a per-share basis, it
Net Assets are also broken down by capital (money invested	includes:
by shareholders); net investment income not yet paid to	• share price at the beginning of the period
shareholders or net investment losses, if any; net gains earned	• investment income and capital gains or losses
on investments but not yet paid to shareholders or net losses	• income and capital gains distributions paid to shareholders
on investments (known as realized gains or losses); and finally	• share price at the end of the period
gains or losses on securities still owned by the fund (known	It also includes some key statistics for the period:
as unrealized appreciation or depreciation). This breakdown	• total return — the overall percentage return of the fund,
tells you the value of net assets that are performance-related,	assuming reinvestment of all distributions
such as investment gains or losses, and the value of net assets	• expense ratio — operating expenses as a percentage of
that are not related to performance, such as shareholder	average net assets
investments and redemptions.	• net income ratio — net investment income as a percentage
of average net assets
• portfolio turnover — the percentage of the portfolio that was
3 Statement of Operations	replaced during the period.
This statement breaks down how each fund’s net assets
changed during the period as a result of the fund’s operations.
It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and
distributions. Fund Operations include:
• income earned from investments
• management fees and other expenses
• gains or losses from selling investments (known as realized gains or losses)
• gains or losses on current fund holdings (known as
unrealized appreciation or depreciation)

Sentinel Balanced Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.
Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)
November 30, 1998 – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B, C and D shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, B, C, D & I shares; A – 1.11%, B – 2.00%, C – 2.11%, D – 1.43%, I – 0.69% . Expense ratio data for Class A, B, C & D shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

Sentinel Balanced Fund

Average Annual Total Returns (as of November 30, 2008)
		Class A shares		Class B shares		Class C shares		Class D shares		Class I shares

		Without	With Max	Without	With Max	Without	With Max	Without	With Max	Without
		Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge

Year-to-date		-24.74%	-28.50%	-25.45%	-28.41%	-25.43%	-26.17%	-25.45%	-29.89%	-24.77%

1 year		-24.65	-28.40	-25.42	-28.19	-25.41	-26.10	-25.38	-29.55	-24.64

3 years		-2.97	-4.62	-3.85	-4.69	-3.92	-3.92	-3.47	-4.87	-2.93

5 years		1.55	0.51	0.65	0.33	0.57	0.57	1.08	0.45	1.58

10 years		2.08	1.56	1.60	1.60	1.06	1.06	—	—	2.09

Since inception		—	—	—	—	—	—	1.06	1.06	—
Inception Date of the Fund – 11/15/38, Class D shares – 1/4/99
Class	Symbol

A	SEBLX

B	SEBBX

C	SBACX

D	SBLDX

I	SIBLX

Full offering price performance data for Class A shares reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown without sales charge in the accompanying table reflects expenses and management fees but no sales charge.  The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, B, C, D & I shares; A – 1.11%, B – 2.00%, C – 2.11%, D – 1.43%, I – 0.69% . Expense ratio data for Class A, B, C & D shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008. Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.  Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.  Class A shares performance includes a deduction for the Fund’s maximum 5% sales charge. A Contingent Deferred Sales Charge (CDSC) of up to 1% may apply to investments of $1,000,000 or more which are redeemed within 18 months. See the Prospectus. Class B, C and D shares performance includes a deduction for the maximum CDSC: B shares 4%, C shares 1% and D shares 6%. CDSCs decline to 0% over periods of one to eight years, depending on the share class and amount invested.  Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the adjusted performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Balanced Fund

Fund Profile
at November 30, 2008
Portfolio Weightings
Asset Category	Percent of Net Assets

Common Stocks	61.3%

U.S. Government Obligations	37.1%

Bonds	0.2%

Cash and Other	1.4%

Top 10 Equity Holdings*		Top 10 Fixed Income Holdings*
				Maturity	Percent of
Description	Percent of Net Assets	Description	Coupon	Date	Net

ExxonMobil Corp.	3.2%	FNR 06-63 VH	6.50%	03/25/23	6.6%

Johnson & Johnson	1.9%	FNR 06-66 NV	6.50%	02/25/24	4.8%

Procter & Gamble Co.	1.6%	FNR 06-88 BV	6.50%	11/25/25	3.8%

Chevron Corp.	1.6%	GNMA 673063	5.50%	09/15/38	3.1%

United Technologies Corp.	1.4%	FHR 3181 BV	6.50%	06/15/26	2.1%

PepsiCo, Inc.	1.2%	FNMA 909176	6.00%	04/01/38	2.1%

Time Warner, Inc.	1.2%	FHR 2454 BK	6.50%	05/15/32	2.1%

General Electric Co.	1.2%	GNMA 665936	6.00%	01/15/38	2.0%

McDonald's Corp.	1.1%	FNR 01-59 Z	7.00%	11/25/31	1.7%

Microsoft Corp.	1.1%	GNMA 699271	6.50%	09/15/38	1.6%

Total of Net Assets*	15.5%	Total of Net Assets*			29.9%

Average Effective Duration (for all Fixed Income Holdings) 3.1 years**
*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2008

Principal					Principal			Principal
Amount			Value		Amount	Value		Amount	Value
(M=$1,000)			(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations	37.1%			FHLMC G18091			FNR 06-63 VH
Federal Home Loan Bank		1.0%		6%, 12/01/20	30M	$30,168	6.5%, 03/25/23	12,500M	$13,094,612
Agency Discount Notes:				FHLMC G18106			FNR 06-78 BV
0.15%, 12/01/08		2,000M	$2,000,000	5.5%, 03/01/21	63M	63,599	6.5%, 06/25/23	1,500M	1,566,847
				FHLMC G11943			FNR 06-66 NV
Federal Home Loan Mortgage				5.5%, 04/01/21	61M	62,393	6.5%, 02/25/24	9,000M	9,394,323
Corporation 5.2%						261,474	FNR 94-31 ZC
Collateralized Mortgage Obligations:							6.5%, 02/25/24	2,854M	2,936,773
				20-Year:			FNR 06-88 BV
FHR R013 AB				FHLMC P00020			6.5%, 11/25/25	7,232M	7,529,832
6%, 12/15/21		1,087M	1,105,635	6.5%, 10/01/22	497M	512,019	FNR 02-73 TE
FHR 3181 BV				30-Year:			5.5%, 03/25/29	81M	81,092
6.5%, 06/15/26		3,996M	4,206,258	FHLMC G08062			FNR 01-46 ZG
FHR 2454 BK				5%, 06/01/35	75M	75,021	6%, 09/25/31	2,367M	2,423,064
6.5%, 05/15/32		4,000M	4,092,694	Total Federal Home Loan			FNR 01-59 Z
			9,404,587	Mortgage Corporation		10,253,101	7%, 11/25/31	3,076M	3,261,005
Mortgage-Backed Securities:				Federal National Mortgage					40,346,039
15-Year:				Association 23.1%			MBS ARM:
FHLMC E01488				Collateralized Mortgage Obligations:			30-Year:
5%, 10/01/18		63M	64,290	FNR 02-2 UC			FNMA 811311
FHLMC E01492				6%, 02/25/17	57M	58,491	4.551%, 12/01/34	19M	18,887
5.5%, 10/01/18		40M	41,024

The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

	Principal			Principal
	Amount	Value		Amount	Value		Shares	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)			(Note 2)

FNMA 810896			GNMA 699271			Walt Disney Co.	25,000	$563,000
4.828%, 01/01/35	13M	$12,869	6.5%, 09/15/38	2,995M	$3,073,374			8,307,576
FNMA 832258					15,244,400
4.792%, 08/01/35	72M	72,608	Total Government National			Consumer Staples 7.6%
		104,364	Mortgage Corporation		15,314,307	Altria Group, Inc.	30,000	482,400
Mortgage-Backed Securities:			Total U.S. Government			CVS Caremark Corp.	34,600	1,000,978
15-Year:			Obligations			Diageo PLC ADR	15,000	845,550
FNMA 254907			(Cost $72,184,686)		73,250,644	HJ Heinz Co.	45,000	1,747,800
5%, 10/01/18	57M	58,149	Bonds 0.2%			Kellogg Co.	33,420	1,451,431
FNMA 255273			Basic Industry 0.1%			Kimberly-Clark Corp.	32,160	1,858,526
4.5%, 06/01/19	94M	94,313	Enterprise Products			Kraft Foods, Inc.	28,026	762,588
FNMA 255358			Operating LP
5%, 09/01/19	24M	24,887	4.95%, 06/01/10	20M	19,162	PepsiCo, Inc.	42,710	2,421,657
		177,349	Pepsi Bottling Holdings, Inc.			Philip Morris Int'l., Inc.	30,000	1,264,800
30-Year:			5.625%, 02/17/09 (b)	50M	50,280	Procter & Gamble Co.	50,000	3,217,500
FNMA 500296					69,442			15,053,230
6%, 04/01/29	15M	15,302	Consumer Discretionary 0.0%			Energy 8.6%
FNMA 545759			McDonald's Corp.			Apache Corp.	2,300	177,790
6.5%, 07/01/32	1M	1,493	5%, 02/15/15	50M	49,962	Baker Hughes, Inc.	1,600	55,728
FNMA 687301			Energy 0.0%
6%, 11/01/32	979	1,004	Atmos Energy Corp.			Chevron Corp.	40,000	3,160,400
FNMA 690305			4.95%, 10/15/14	15M	12,616	EOG Resources, Inc.
5.5%, 03/01/33	20M	20,687	XTO Energy, Inc.			ExxonMobil Corp.	78,000	6,251,700
FNMA 748895			5.3%, 06/30/15	20M	17,707	Noble Energy, Inc.	17,500	914,900
6%, 12/01/33	795M	812,379			30,323
FNMA 797721						Pride Int'l., Inc. *	40,000	648,400
5.5%, 10/01/35	75M	76,344	Financials 0.1%			Schlumberger Ltd.	35,000	1,775,900
FNMA 909176			Citigroup, Inc.			Transocean, Inc. *	13,731	918,329
6%, 04/01/38	4,036M	4,128,275	2.3863%, 05/18/10	50M	47,404	Weatherford Int'l. Ltd. *	88,000	1,123,760
		5,055,484	First Horizon Alt. Mtg.					16,939,857
Total Federal National			5.5%, 03/25/35	6M	6,064
Mortgage Association		45,683,236			53,468	Financials 6.8%
Government National Mortgage			Health Care 0.0%			ACE Ltd.	25,000	1,306,250
Corporation 7.8%			Medtronic, Inc.			American Express Co.	57,800	1,347,318
Mortgage-Backed Securities:			4.75%, 09/15/15	50M	47,034	Ameriprise Financial, Inc.	8,120	149,895
15-Year:			Real Estate 0.0%			Bank of America Corp.	63,180	1,026,675
GNMA 514482			Brandywine Operating			Bank of New York Mellon
7.5%, 09/15/14	66M	69,907	Partnership LP			Corp.	45,000	1,359,450
30-Year:			5.4%, 11/01/14	5M	3,290	Citigroup, Inc.	82,900	687,241
GNMA 26446			Telecommunications 0.0%			Goldman Sachs Group, Inc.	8,803	695,349
9%, 02/15/09	388	397	Corning, Inc.			JPMorgan Chase & Co.	43,670	1,382,592
GNMA 665936			6.2%, 03/15/16	15M	13,128	Marsh & McLennan Cos.,
6%, 01/15/38	3,879M	3,967,411	Total Bonds (Cost $280,256)		266,647	Inc.	30,000	765,000
GNMA 691224
6%, 06/15/38	1,964M	2,008,859				Morgan Stanley	15,000	221,250
GNMA 673063				Shares		The Travelers Cos., Inc.	40,000	1,746,000
5.5%, 09/15/38	6,079M	6,194,359	Common Stocks 61.3%			US Bancorp	50,000	1,349,000
			Consumer Discretionary 4.2%			Wells Fargo & Co.	50,000	1,444,500
			Comcast Corp.	110,400	1,851,408			13,480,520
			McDonald's Corp.	37,890	2,226,038	Health Care 10.7%
			McGraw-Hill Cos., Inc.	29,600	740,000	Aetna, Inc.	25,000	545,500
			Nike, Inc.	10,000	532,500	Amgen, Inc. *	35,150	1,952,231
			Time Warner, Inc.	264,600	2,394,630	Baxter Int'l., Inc.	17,330	916,757

Sentinel Balanced Fund

						(b)	Security exempt from registration under
							Rule 144A of the Securities Act of 1933,
Shares		Value		Shares	Value		as amended. These securities may be
		(Note 2)			(Note 2)		resold in transactions exempt from
Becton Dickinson & Co.	6,000	$381,180	Motorola, Inc.	125,000	$538,750		registrations, normally to qualified
Bristol-Myers Squibb Co.	60,000	1,242,000	NetApp, Inc. *	65,000	877,500		institutional buyers. At November 30,
							2008, the market value of rule 144A
Celgene Corp. *	10,000	521,000	Nokia Corp. ADR	75,000	1,062,750		securities amounted to $50,280 or 0.03%
Covidien Ltd.	40,000	1,474,000	SAP AG ADR	37,300	1,273,422		of net assets.
Eli Lilly & Co.	30,000	1,024,500	Seagate Technology	80,000	336,800	ADR	- American Depository Receipt
Gen-Probe, Inc. *	15,000	552,750	Texas Instruments, Inc.	53,793	837,557
Gilead Sciences, Inc. *	15,000	671,850	Tyco Electronics Ltd.	26,525	437,132
Johnson & Johnson	62,540	3,663,593			18,465,197
Medco Health Solutions,			Materials 1.9%
Inc. *	10,000	420,000	EI Du Pont de Nemours &
Medtronic, Inc.	50,000	1,526,000	Co.	50,000	1,253,000
Merck & Co., Inc.	40,000	1,068,800	Freeport-McMoRan
Pfizer, Inc.	100,000	1,643,000	Copper & Gold, Inc.	40,000	959,600
Schering-Plough Corp.	50,000	840,500	Praxair, Inc.	27,045	1,597,007
St. Jude Medical, Inc. *	29,400	824,082			3,809,607
Teva Pharmaceutical			Telecommunication Services 2.2%
Industries Ltd. ADR	25,000	1,078,750	America Movil SA de CV
Zimmer Holdings, Inc. *	22,000	821,040	ADR	40,000	1,200,000
		21,167,533	AT&T, Inc.	43,180	1,233,221
Industrials 8.7%			Rogers Communications,
Boeing Co.	25,000	1,065,750	Inc.	17,600	476,608
Canadian National			Verizon Communications,
Railway Co.	49,600	1,746,912	Inc.	40,000	1,306,000
Deere & Co.	20,000	696,200			4,215,829
General Dynamics Corp.	23,000	1,188,410	Utilities 1.2%
General Electric Co.	135,000	2,317,950	Entergy Corp.	20,000	1,702,000
Honeywell Int'l., Inc.	55,400	1,543,444	NRG Energy, Inc. *	30,000	710,700
Northrop Grumman Corp.	21,000	859,950			2,412,700
Rockwell Automation, Inc.	21,740	677,201	Total Common Stocks
			(Cost $119,766,484)		120,987,129
Tyco Int'l. Ltd.	26,525	554,373	Total Investments 98.6%
Union Pacific Corp.	33,000	1,651,320	(Cost $192,231,426)†		194,504,420
United Technologies Corp.	57,000	2,766,210	Other Assets in Excess of
Waste Management, Inc.	70,800	2,067,360	Liabilities 1.4%		2,784,751
		17,135,080	Net Assets 100.0%		$197,289,171
Information Technology 9.4%
Accenture Ltd.	25,000	774,500
Activision Blizzard, Inc. *	84,000	982,800	*	Non-income producing
Adobe Systems, Inc. *	45,000	1,042,200	†	Cost for federal income tax purposes is
				$192,901,850. At November 30, 2008
Broadcom Corp. *	60,000	918,600		unrealized appreciation for federal income
Cisco Systems, Inc. *	89,200	1,475,368		tax purposes aggregated $1,602,570 of
Dolby Laboratories, Inc. *	25,000	745,500		which $25,250,698 related to appreciated
				securities and $23,648,128 related to
EMC Corp. *	115,100	1,216,607		depreciated securities.
Intel Corp.	75,000	1,035,000
Intersil Corp.	40,000	362,400
Int'l. Business Machines
Corp.	21,437	1,749,259
KLA-Tencor Corp.	37,000	695,970
Microsoft Corp.	104,010	2,103,082

Sentinel Capital Growth Fund

(Unaudited)

The Sentinel Capital Growth Fund Class A shares declined 38.47% * for the fiscal year ending November 30, 2008, which compares to declines of 39.75% for the Russell 1000 Growth Index1, 38.09% for the S&P 500 Index2 and 41.93% for the Morningstar Large Growth category3.

Extraordinary financial distress included the demise of Bear Stearns, the U.S. Treasury taking control of Fannie Mae and Freddie Mac, Lehman Brothers going bankrupt, the federal government bailing out AIG, and JP Morgan taking over Washington Mutual in a forced sale. Credit markets froze so that credit was not readily available and led to massive U.S. government intervention. Toxic financial instruments hurt investors, including governments, around the world.

Sectors that contributed strongly in the portfolio in the first half of the fiscal year were Energy, Materials and Industrials. Stocks that contributed the greatest gains in the first half were Gilead, Freeport-McMoran Copper & Gold, Praxair, Jacobs Engineering, EOG Resources, IBM, BlackRock, Devon Energy, Commercial Metals and the SPDR Gold Trust. The Financial and Technology sectors declined.

The second half of the fiscal year experienced losses in all sectors, the worst of which were in Materials, Industrials, Information Technology and Energy. Stocks that experienced the greatest negative impact on the portfolio included stocks that were top performers in the first half, namely, Freeport-McMoran, Jacobs Engineering, Praxair and Commercial Metals. Other poor performers included Emerson Electric, Schlumberger, Autodesk, BHP Billiton, Corning and Tiffany.

The downdraft in the second half was severe enough that all sectors declined for the full fiscal year. The greatest declines for the portfolio were from the Materials, Industrials, Information Technology and Energy sectors. Underperforming stocks were Freeport-McMoran, Jacobs Engineering, Autodesk, Emerson Electric, Praxair, Schlumberger, Carpenter Technology, Stryker, Cisco, and Walgreen.

Central banks around the world have lowered interest rates and facilitated greater liquidity in the financial markets. We anticipate that these unprecedented coordinated efforts will have a positive economic effect over the next several months. We look for the economy in North America to weaken through the first half of 2009 and to improve in the second half. Growth in Europe is also expected to decline in the first half and emerging economies are expected to grow more slowly. Altogether, we look for global growth to decelerate in 2009 before reaccelerating in 2010. Improved availability of credit and improved business and consumer confidence will be major determinants of future economic growth.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Capital Growth Fund

We expect companies to continue to expand in emerging markets where growth is potentially more robust given urbanization, industrialization, drive for higher living standards and long-term development of infrastructure.

We expect to continue to invest selectively in increasingly global U.S.-based companies.

We look for continued investment in long-term energy exploration and development given the need to replace volume lost from declining production at maturing oil fields as well as to increase supply. Emerging markets are likely to account for all of the increase in future oil demand. We anticipate agricultural expansion to continue given the demand for higher protein diets and historically low carryover stocks of major crops.

Our focus continues to be on companies with sustainable growth from diversified geographic and product lines, financial strength and access to the capital markets. The stock market generally anticipates six to nine months in advance and, as credit markets stabilize and confidence returns, we aim to have the Sentinel Capital Growth Fund positioned for future growth. Equities with positive earnings and dividend prospects should provide attractive investment alternatives to low-yielding U.S. Treasuries, especially after the recent market decline.

15

Sentinel Capital Growth Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 1998 – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Capital Growth Fund, which began operations on March 17, 2006, is the successor to the Bramwell Growth Fund, a series of The Bramwell Funds, Inc., which began operations on August 1, 1994. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares, but does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007, on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C, & I shares; A – 1.28%, C – 2.84%, I – 0.85% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Capital Growth Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Industrials	15.8%	Energy	11.3%

Materials	15.2%	Consumer Discretionary	6.1%

Health Care	15.1%	Financials	3.4%

Information Technology	11.5%	Telecommunication Services	3.0%

Consumer Staples	11.4%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Praxair, Inc.	5.4%	SPDR Gold Trust	3.1%

McDonald's Corp.	5.2%	Roche Holding AG	3.1%

Gilead Sciences, Inc.	4.8%	Schlumberger Ltd.	2.8%

Emerson Electric Co.	4.4%	Procter & Gamble Co.	2.4%

ExxonMobil Corp.	3.6%	Total of Net Assets	38.3%

Jacobs Engineering Group, Inc.	3.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 92.8%			St. Mary Land &			General Dynamics Corp.	19,200	$992,064
Consumer Discretionary	6.1%		Exploration Co.	20,000	$402,200	General Electric Co.	30,000	515,100
McDonald's Corp.	90,500	$5,316,875	Transocean, Inc. *	2,000	133,760	Goodrich Corp.	30,000	1,009,500
Tiffany & Co.	45,000	890,550	Weatherford Int'l. Ltd. *	12,000	153,240	Illinois Tool Works, Inc.	35,000	1,194,200
		6,207,425			11,495,183	Jacobs Engineering
Consumer Staples 11.4%			Financials 3.4%			Group, Inc. *	80,000	3,581,600
Bunge Ltd.	17,200	730,312	BlackRock, Inc.	16,000	2,011,360	Kansas City Southern *	25,000	548,000
Colgate-Palmolive Co.	36,000	2,342,520	CME Group, Inc.	2,000	423,900	Union Pacific Corp.	22,000	1,100,880
Corn Products Int'l., Inc.	36,100	989,140	Wells Fargo & Co.	35,500	1,025,595			16,170,014
JM Smucker Co.	5,000	226,850			3,460,855	Information Technology 11.5%
PepsiCo, Inc.	24,554	1,392,212	Health Care 15.1%			Ansys, Inc. *	25,000	721,500
Procter & Gamble Co.	38,770	2,494,849	Covidien Ltd.	15,000	552,750	Apple, Inc. *	9,500	880,365
Walgreen Co.	100,000	2,474,000	Genentech, Inc. *	20,000	1,532,000	Autodesk, Inc. *	95,000	1,576,050
Wal-Mart de Mexico SAB			Gilead Sciences, Inc. *	110,400	4,944,816	Automatic Data
de CV ADR	37,085	1,005,004	Medtronic, Inc.	68,428	2,088,422	Processing, Inc.	45,763	1,879,029
		11,654,887	Roche Holding AG ADR	45,000	3,155,850	Cisco Systems, Inc. *	136,870	2,263,830
Energy 11.3%			St. Jude Medical, Inc. *	37,000	1,037,110	Cognizant Technology
Arch Coal, Inc.	13,000	199,940	Stryker Corp.	55,000	2,140,600	Solutions Corp. *	43,000	825,600
Devon Energy Corp.	15,000	1,085,100			15,451,548	EMC Corp. *	48,400	511,588
			Industrials 15.8%			Int'l. Business Machines
EOG Resources, Inc.	20,000	1,700,400	Canadian Pacific Railway			Corp.	30,000	2,448,000
ExxonMobil Corp.	46,200	3,702,930	Ltd.	35,000	1,127,000	Microsoft Corp.	30,000	606,600
Noble Corp.	20,000	535,800	Deere & Co.	12,000	417,720			11,712,562
Peabody Energy Corp.	30,300	709,929	Donaldson Co., Inc.	35,000	1,197,700	Materials 15.2%
Schlumberger Ltd.	56,600	2,871,884	Emerson Electric Co.	125,000	4,486,250	BHP Billiton Ltd. ADR	43,000	1,720,860

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

	Shares	Value
		(Note 2)

Commercial Metals Co.	100,100	$1,199,198
Companhia Vale do Rio
Doce ADR	30,000	358,200
Freeport-McMoRan
Copper & Gold, Inc.	43,700	1,048,363
Monsanto Co.	10,000	792,000
Nucor Corp.	28,900	1,031,152
Potash Corp. of
Saskatchewan, Inc.	6,000	369,840
Praxair, Inc.	92,800	5,479,840
SPDR Gold Trust *	40,000	3,207,600
Yamana Gold, Inc.	50,000	290,500
		15,497,553
Telecommunication Services 3.0%
AT&T, Inc.	37,000	1,056,720
Verizon Communications,
Inc.	60,000	1,959,000
		3,015,720
Total Common Stocks
(Cost $90,372,177)		94,665,747

	Principal
	Amount
	(M=$1,000)
Corporate Short-Term Notes 5.4%
Chevron Funding
0.55%, 12/04/08	2,500M	2,499,885
Microsoft Corp.
0.25%, 12/10/08	1,000M	999,938
Nestle Capital Corp.
0.25%, 12/01/08	2,000M	2,000,000
Total Corporate Short-Term Notes
(Cost $5,499,823)		5,499,823
U.S. Government Obligations 1.5%
U.S. Treasury Bill
0.141%, 12/04/08
(Cost $1,499,982)	1,500M	1,499,982
Total Investments 99.7%
(Cost $97,371,982)†		101,665,552
Other Assets in Excess of
Liabilities 0.3%		317,974
Net Assets 100.0%		$ 101,983,526

*	Non-income producing
†	Cost for federal income tax purposes is
	$102,465,516. At November 30, 2008
	unrealized depreciation for federal income
	tax purposes aggregated $799,964 of which
	$15,279,311 related to appreciated
	securities and $16,079,275 related to
	depreciated securities.

ADR- American Depository Receipt

Sentinel Common Stock Fund (Unaudited)

The Sentinel Common Stock Fund Class A shares had a negative return of 35.74% * for the fiscal year ending November 30, 2008, compared to a negative return of 38.09% for the Fund’s benchmark, the Standard & Poor’s 500 Index1, and a negative 38.98% return for the Russell 1000 Index2. The Morningstar Large Blend category3 had a negative return of 39.62% for the same time period.

The Fund is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Strong sector allocation and stock selection across the portfolio throughout this past fiscal year resulted in the Fund’s performance advantage over its market and peer benchmark. In a difficult fiscal year, the relative best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Staples and Energy, where the Fund was well represented. Among the weakest sectors during the past year were Financials, and Consumer Discretionary, where the Fund had significantly below-average exposure versus the S&P 500 Index.

Throughout this past year, we have been defensively positioning the portfolio, centering our strategy around sectors and companies with stable growth prospects, given the expected environment of slower global economic growth. Therefore, we have increased exposure to healthcare, consumer staples, cable television companies and defense stocks. We believe relative earnings growth for these areas will be strong, while valuations remain attractive.

Despite the difficult equity market experienced over the last few months, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

19

Sentinel Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)

November 30, 1998 – November 30, 2008

$20,000
$15,000
$10,000
$5,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class A shares
$10,314
Class B shares
$10,299
Class C shares
$9,841
S&P 500 Index
$9,105
Russell 1000 Index
$9,384

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1998 – November 30, 2008

$2,000,000
$1,500,000
$1,000,000
$500,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class I shares
$1,093,091
S&P 500 Index
$910,491
Russell 1000 Index
$938,350

Average Annual Total Returns (as of November 30, 2008)

	Class A shares		Class B shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
Year-to-date	-35.78%	-38.99%	-36.45%	-38.99%	-36.29%	-36.93%	-35.52%
1 year	-35.74	-38.94	-36.45	-38.85	-36.30	-36.90	-35.45
3 years	-6.45	-8.03	-7.39	-8.20	-7.34	-7.34	-6.24
5 years	0.48	-0.55	-0.51	-0.80	-0.50	-0.50	0.62
10 years	0.83	0.31	0.29	0.29	-0.16	-0.16	0.89

Class	Symbol
A	SENCX
B	SNCBX
C	SCSCX
I	SICWX

Inception Date of the Fund – 1/12/34

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, B, C, & I shares; A – 1.11%, B – 2.10%, C – 2.07%, I – 0.72% . Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

			Sentinel Common Stock Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Health Care	15.5%	Financials	10.6%

Information Technology	14.6%	Consumer Discretionary	6.5%

Energy	14.5%	Materials	3.2%

Industrials	13.4%	Telecommunication Services	2.7%

Consumer Staples	12.5%	Utilities	1.8%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

ExxonMobil Corp.	4.7%	Schlumberger Ltd.	2.3%

United Technologies Corp.	3.2%	General Electric Co.	2.0%

Procter & Gamble Co.	2.9%	Microsoft Corp.	1.7%

Johnson & Johnson	2.8%	Praxair, Inc.	1.6%

PepsiCo, Inc.	2.6%	Total of Net Assets	26.1%

Chevron Corp.	2.3%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 95.3%			Energy 14.5%			US Bancorp	400,000	$10,792,000
Consumer Discretionary 6.5%			Apache Corp.	41,000	$3,169,300	Wells Fargo & Co.	300,000	8,667,000
Comcast Corp.	712,500	$11,948,625	Chevron Corp.	250,000	19,752,500			91,133,342
Gap, Inc.	350,000	4,557,000	EOG Resources, Inc.	132,500	11,265,150	Health Care 15.5%
McDonald's Corp.	204,600	12,020,250	ExxonMobil Corp.	500,000	40,075,000	Aetna, Inc.	200,000	4,364,000
McGraw-Hill Cos., Inc.	183,800	4,595,000	Noble Energy, Inc.	200,000	10,456,000	Amgen, Inc. *	171,400	9,519,556
Nike, Inc.	100,000	5,325,000	Pride Int'l., Inc. *	300,000	4,863,000	Baxter Int'l., Inc.	125,000	6,612,500
Time Warner, Inc.	1,282,200	11,603,910	Schlumberger Ltd.	380,000	19,281,200	Becton Dickinson & Co.	101,700	6,461,001
TJX Cos., Inc.	120,700	2,754,374	Transocean, Inc. *	83,247	5,567,560	Bristol-Myers Squibb Co.	350,000	7,245,000
Walt Disney Co.	125,000	2,815,000	Weatherford Int'l. Ltd. *	750,000	9,577,500	Celgene Corp. *	82,500	4,298,250
		55,619,159			124,007,210	Covidien Ltd.	200,000	7,370,000
Consumer Staples 12.5%			Financials 10.6%			Eli Lilly & Co.	70,400	2,404,160
Altria Group, Inc.	255,400	4,106,832	ACE Ltd.	139,300	7,278,425	Gen-Probe, Inc. *	100,000	3,685,000
CVS Caremark Corp.	325,000	9,402,250	American Express Co.	240,000	5,594,400	Gilead Sciences, Inc. *	150,000	6,718,500
Diageo PLC ADR	150,000	8,455,500	Ameriprise Financial, Inc.	50,660	935,183	Johnson & Johnson	402,800	23,596,024
HJ Heinz Co.	250,000	9,710,000	Bank of America Corp.	426,875	6,936,719	Medco Health Solutions,
Kellogg Co.	150,000	6,514,500	Bank of New York Mellon			Inc. *	55,000	2,310,000
Kimberly-Clark Corp.	110,000	6,356,900	Corp.	325,000	9,818,250	Medtronic, Inc.	318,600	9,723,672
Kraft Foods, Inc.	176,742	4,809,150	Citigroup, Inc.	475,000	3,937,750	Merck & Co., Inc.	150,000	4,008,000
PepsiCo, Inc.	388,000	21,999,600	Goldman Sachs Group, Inc. 60,000		4,739,400	Pfizer, Inc.	595,000	9,775,850
Philip Morris Int'l., Inc.	255,400	10,767,664	JPMorgan Chase & Co.	367,750	11,642,965	Schering-Plough Corp.	343,800	5,779,278
Procter & Gamble Co.	391,475	25,191,416	Marsh & McLennan Cos.,			St. Jude Medical, Inc. *	211,000	5,914,330
		107,313,812	Inc.	200,000	5,100,000	Teva Pharmaceutical
			Morgan Stanley	250,000	3,687,500	Industries Ltd. ADR	149,400	6,446,610
			The Travelers Cos., Inc.	275,000	12,003,750

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

						†	Cost for federal income tax purposes is
							$782,855,100. At November 30, 2008
	Shares	Value		Shares	Value		unrealized appreciation for federal income
		(Note 2)			(Note 2)		tax purposes aggregated $57,411,916 of
Zimmer Holdings, Inc. *	163,900	$6,116,748	Telecommunication Services 2.7%				which $177,913,223 related to appreciated
		132,348,479	America Movil SA de CV				securities and $120,501,307 related to
			ADR	200,000	$6,000,000		depreciated securities.
Industrials 13.4%			AT&T, Inc.	192,200	5,489,232
Boeing Co.	100,000	4,263,000	Rogers Communications,			ADR	- American Depository Receipt
Canadian National
Railway Co.	160,700	5,659,854	Inc.	175,000	4,739,000
Deere & Co.	140,000	4,873,400	Verizon Communications,
General Dynamics Corp.	144,800	7,481,816	Inc.	198,152	6,469,663
General Electric Co.	1,000,000	17,170,000			22,697,895
Honeywell Int'l., Inc.	449,300	12,517,498	Utilities 1.8%
L-3 Communications			Entergy Corp.	100,000	8,510,000
Holdings, Inc.	34,000	2,283,780	Exelon Corp.	63,000	3,541,230
Northrop Grumman Corp.	131,900	5,401,305	NRG Energy, Inc. *	150,000	3,553,500
Rockwell Automation, Inc.	160,000	4,984,000			15,604,730
Tyco Int'l. Ltd.	155,850	3,257,265	Total Common Stocks
			(Cost $756,064,841)		816,384,849
Union Pacific Corp.	175,000	8,757,000
United Technologies Corp.	560,900	27,220,477		Principal
				Amount
Waste Management, Inc.	380,000	11,096,000		(M=$1,000)
		114,965,395
Information Technology 14.6%			Corporate Short-Term Notes 2.2%
			Chevron Funding
Accenture Ltd.	250,000	7,745,000	0.65%, 12/01/08	2,000M	2,000,000
Activision Blizzard, Inc. *	600,000	7,020,000	0.8%, 12/11/08	6,600M	6,598,533
Adobe Systems, Inc. *	253,100	5,861,796	Coca-Cola Co.
Broadcom Corp. *	250,000	3,827,500	0.9%, 12/09/08	5,000M	4,999,000
Cisco Systems, Inc. *	600,000	9,924,000	Microsoft Corp.
			0.5%, 12/01/08	5,000M	5,000,000
Dolby Laboratories, Inc. *	150,000	4,473,000	Total Corporate Short-Term Notes
EMC Corp. *	750,000	7,927,500	(Cost $18,597,533)		18,597,533
Intel Corp.	365,700	5,046,660	U.S. Government Obligations 0.6%
Intersil Corp.	300,000	2,718,000	Federal Home Loan Bank 0.6%
Int'l. Business Machines			Agency Discount Notes:
Corp.	160,000	13,056,000	0.08%, 12/04/08	5,000M	4,999,967
KLA-Tencor Corp.	300,000	5,643,000	1.5%, 12/29/08	285M	284,667
Microsoft Corp.	737,600	14,914,272	Total U.S. Government
Motorola, Inc.	700,000	3,017,000	Obligations
NetApp, Inc. *	600,000	8,100,000	(Cost $5,284,634)		5,284,634
Nokia Corp. ADR	465,000	6,589,050	Total Investments 98.1%
SAP AG ADR	275,000	9,388,500	(Cost $779,947,008)†		840,267,016
Seagate Technology	330,000	1,389,300	Other Assets in Excess of
Texas Instruments, Inc.	400,000	6,228,000	Liabilities 1.9%		16,105,472
Tyco Electronics Ltd.	155,850	2,568,408	Net Assets 100.0%		$ 856,372,488
		125,436,986
Materials 3.2%			* Non-income producing
EI Du Pont de Nemours &
Co.	231,300	5,796,378
Freeport-McMoRan
Copper & Gold, Inc.	313,700	7,525,663
Praxair, Inc.	236,000	13,935,800
		27,257,841

Sentinel Conservative Allocation Fund

(Unaudited)

Daniel J. Manion, CFA
Lead Portfolio Manager,
Domestic Equities

David M. Brownlee, CFA
Portfolio Manager,
Investment-Grade Bonds

Katherine Schapiro, CFA
Portfolio Manager,
International Equities

Daniel E. Gass Jr., CFA
Portfolio Manager,
High-Yield Bonds

The Sentinel Conservative Allocation Fund Class A shares had a negative return of 16.14% * for the fiscal year ending November 30, 2008 compared to the 1.74% return for the Barclays Capital U.S. Aggregate Bond Index1, and the negative 38.09% return for the Standard & Poor’s 500 Index2 over this time period. The Fund’s performance compared favorably to the negative 21.15% return for the Morningstar Conservative Allocation Category3.

The Fund’s asset allocation as of November 30, 2008 was 30% equities (including international equities); 51% government bonds, 15% corporate bonds (including high yield bonds), and 4% cash. Throughout the fiscal year, the Fund meaningfully increased its corporate bond exposure, using lower-quality stocks within the equity component of the Fund as a source of funds, while keeping government bonds level.

The Fund’s equity portion is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Strong stock selection across the equity portion of the portfolio throughout this past fiscal year resulted in the Fund’s outperformance versus its equity benchmark, the S&P 500 Index. Over the course of the fiscal year, the best-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Staples, Energy, and Utilities, where the Fund was well represented. The weakest sectors during the past year were Financials, and Consumer Discretionary, where the Fund had below-average exposure versus the S&P 500 Index. Within the bond market, while the Fund’s fixed income portion underperformed the Barclays Capital U.S. Aggregate Bond Index, the best-performing asset class was government securities, an area well represented within the fixed income portion of our Fund. In terms of relative performance, within the U.S. government securities sector of the fixed income market, U.S. Treasuries outperformed the U.S. Agency and Mortgage-Backed Securities (MBS) sectors by a wide margin, as U.S. Treasury securities benefited from a flight-to-quality as credit conditions in the bond market soured. Prepayments on mortgage-backed securities remained very stable and dormant over the period. The investment goal of the government bond portion of the Fund is to provide a high level of current income and limited fluctuations in principal value. Given its emphasis on yield, the fixed income portion of the Fund may temporarily lag in performance relative to short-term U.S. Treasury securities if short-term interest rates decline sharply.

The Fund continues its strong commitment to its goals of high current income and controlled risk through all market environments. A sizeable commitment to very high grade fixed-income securities has the potential to generate an attractive income stream, and could mitigate overall return volatility in the corporate high-yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel Conservative Allocation Fund.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Conservative Allocation Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)

From Inception – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios for Sentinel Conservative Allocation Fund Class A, B & C shares; A – 1.28%, B – 2.07%, C – 2.25% . Expense ratio data is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008.

Sentinel Conservative Allocation Fund was called Sentinel Capital Markets Income Fund prior to 11/1/06.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

High yield, lower-rated securities are more speculative and more likely to default than investment grade bonds.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Conservative Allocation Fund

Fund Profile
at November 30, 2008
Portfolio Weightings
Asset Category	Percent of Net Assets	Asset Category		Percent of Net Assets

U.S. Government Obligations	51.2%	Foreign Stocks			0.5%

Common Stocks	29.4%	Limited Partnerships			0.1%

Bonds	13.2%	Cash and Other			3.7%

Corporate Loans	1.9%

Top 10 Equity Holdings*		Top 10 Fixed Income Holdings*
				Maturity	Percent of
Description	Percent of Net Assets	Description	Coupon	Date	Net

ExxonMobil Corp.	1.1%	FHR 2431 TE	6.50%	03/15/32	5.8%

Comcast Corp.	0.8%	FHRR R010 AB	5.50%	12/15/19	4.4%

PepsiCo, Inc.	0.5%	GNMA 699250	6.00%	09/15/38	4.2%

SAP AG	0.5%	FGLMC C47348	7.00%	01/01/30	3.9%

Verizon Communications, Inc.	0.5%	FHR 2395 ZG	6.00%	12/15/31	3.6%

Noble Energy, Inc.	0.5%	FNR 1999 32	6.00%	07/25/29	3.3%

Waste Management, Inc.	0.5%	GNMA 691224	6.00%	06/15/38	2.8%

CVS Caremark Corp.	0.5%	FHR 3487 EA	6.00%	03/15/24	2.8%

AT&T, Inc.	0.5%	GNMA 687821	5.50%	08/15/38	2.6%

Int'l. Business Machines Corp	0.5%	FNR 94-31 ZC	6.50%	02/25/24	2.6%

Total of Net Assets*	5.9%	Total of Net Assets*			36.0%

Average Effective Duration	(for all Fixed Income Holdings) 3.0 years**
*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2008
	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 51.2%			Mortgage-Backed Securities:			Mortgage-Backed Securities:
U.S. Government Agency			30-Year:			30-Year:
Obligations 51.2%			FGLMC C47348			FNMA 909166
Federal Home Loan Mortgage			7%, 01/01/30	3,336M	$3,505,310	6%, 03/01/38	1,385M	$1,417,018
Corporation 24.5%			Total Federal Home Loan			Total Federal National
Collateralized Mortgage Obligations:			Mortgage Corporation		21,840,020	Mortgage Association		7,714,641
			Federal National Mortgage			Government National Mortgage
FHRR R010 AB			Association 8.7%			Corporation 18.0%
5.5%, 12/15/19	3,872M	$3,922,540
FHR R013 AB			Collateralized Mortgage Obligations:			Mortgage-Backed Securities:
6%, 12/15/21	1,449M	1,474,180				30-Year:
FHR 3487 EA			FNR 06-78 BV			GNMA 665936
6%, 03/15/24	2,408M	2,449,835	6.5%, 06/25/23	1,000M	1,044,564	6%, 01/15/38	1,940M	1,983,706
FHR 3181 BV			FNR 94-31 ZC			GNMA 677183
6.5%, 06/15/26	1,000M	1,052,705	6.5%, 02/25/24	2,250M	2,315,382	6%, 06/15/38	1,483M	1,516,561
FHR 2395 ZG			FNR 1999 32			GNMA 691224
6%, 12/15/31	3,135M	3,206,737	6%, 07/25/29	2,829M	2,937,677	6%, 06/15/38	2,455M	2,511,074
FHR 2431 TE					6,297,623	GNMA 691235
6.5%, 03/15/32	5,076M	5,205,539				6%, 06/15/38	1,799M	1,839,731
FHR 2454 BK						GNMA 687821
6.5%, 05/15/32	1,000M	1,023,174				5.5%, 08/15/38	2,292M	2,335,556
		18,334,710

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

GNMA 699250			Complete Production			White Pine Hydro Portf. LLC
6%, 09/15/38	3,695M	$3,779,050	Services, Inc.			7.26%, 07/20/15 (d)(e)	800M	$707,833
GNMA 699271			8%, 12/15/16	500M	$317,500			1,591,760
6.5%, 09/15/38	1,997M	2,048,916	Connacher Oil and Gas Ltd.			Total Bonds
Total Government National			10.25%, 12/15/15 (d)	500M	262,500	(Cost $16,785,792)		11,775,994
Mortgage Corporation		16,014,594	El Paso Corp.
Total U.S. Government			8.05%, 10/15/30	250M	158,972	Corporate Loans 1.9%
Obligations			OPTI Canada, Inc.			Technology 1.1%
(Cost $45,190,574)		45,569,255	7.875%, 12/15/14	250M	96,250	First Data Corp.
			8.25%, 12/15/14	250M	98,750	5.2119%, 09/24/14 (h)	1,352M	912,528
Bonds 13.2%			Petroplus Finance Ltd.			5.4463%, 09/24/14 (h)	92M	62,104
Basic Industry 0.9%			7%, 05/01/17 (d)	500M	312,500	5.5519%, 09/24/14 (h)	41M	27,743
Cellu Tissue Holdings, Inc.			PHI, Inc.					1,002,375
9.75%, 03/15/10	500M	402,500	7.125%, 04/15/13	500M	307,500	Utilities 0.8%
NewPage Corp.			Regency Energy Partners LP			Texas Competitive Electric
12%, 05/01/13	500M	175,000	8.375%, 12/15/13	487M	346,988	Holdings Co. LLC
Noranda Aluminum			Sappi Papier Holding AG			5.9613%, 10/10/14 (i)	8M	5,063
Acquisition Corp.			6.75%, 06/15/12 (d)	500M	368,062
6.595%, 05/15/15 (b)	500M	165,000	Sonat, Inc.			6.2344%, 10/10/14 (i)	561M	378,723
Ryerson, Inc.			7%, 02/01/18	510M	357,322	6.4775%, 10/10/14 (i)	421M	284,464
10.5675%,11/01/14 (c)(d)	100M	66,500						668,250
					3,236,344	Total Corporate Loans
		809,000	Services Cyclical 0.7%			(Cost $2,423,179)		1,670,625
Capital Goods 2.0%			Nexus Ltd.
			10.5%, 03/07/12 (d)(e)	500M	350,000
Esco Corp.			PetroProd Ltd.
8.625%, 12/15/13 (d)	500M	387,500	10.75%, 01/12/12 (d)(e)(f)				Shares
Georgia-Pacific LLC				500M	250,000	Common Stocks 29.4%
8%, 01/15/24	500M	325,000			600,000	Consumer Discretionary 1.9%
Hexcel Corp.						Comcast Corp.	40,000	670,800
6.75%, 02/01/15	500M	382,500	Services Non-Cyclical 1.0%			McDonald's Corp.	4,000	235,000
L-3 Communications Corp.			Bausch & Lomb, Inc.			Target Corp.	3,459	116,776
6.375%, 10/15/15	500M	417,500	9.875%, 11/01/15 (d)	100M	77,250
Rexnord Corp.			Community Health Systems,			Time Warner, Inc.	35,000	316,750
11.75%, 08/01/16	500M	292,500	Inc.			Toyota Motor Corp. ADR	3,000	189,300
		1,805,000	8.875%, 07/15/15	500M	403,750	Walt Disney Co.	5,573	125,504
			Universal Hospital Services,					1,654,130
Consumer Cyclical 0.4%			Inc.
Tenneco, Inc.			8.5%, 06/01/15	500M	382,500	Consumer Staples 4.1%
10.25%, 07/15/13	257M	165,765			863,500	Altria Group, Inc.	20,000	321,600
Warnaco, Inc.			Technology 0.3%			Coca-Cola Co.	4,455	208,806
8.875%, 06/15/13	250M	230,625
		396,390	General Cable Corp.			Colgate-Palmolive Co.	2,500	162,675
			6.2575%, 04/01/15 (g)	500M	287,500	CVS Caremark Corp.	15,000	433,950
Consumer Non-Cyclical 1.9%			Telecommunications 0.6%			Diageo PLC ADR	4,000	225,480
Amscan Holdings, Inc.			American Tower Corp.			General Mills, Inc.	2,811	177,571
8.75%, 05/01/14	500M	292,500	7%, 10/15/17 (d)	600M	519,000
Dole Food Co., Inc.						HJ Heinz Co.	5,000	194,200
8.625%, 05/01/09	500M	450,000	Utilities 1.8%			Kimberly-Clark Corp.	4,544	262,598
Smithfield Foods, Inc.			NRG Energy, Inc.			Kraft Foods, Inc.	10,000	272,100
8%, 10/15/09	1,000M	925,000	7.375%, 02/01/16	1,000M	815,000
		1,667,500	Tenaska Alabama Partners			PepsiCo, Inc.	8,500	481,950
Energy 3.6%			LP 7%, 06/30/21 (d)	90M	68,927	Philip Morris Int'l., Inc.	7,500	316,200
Calfrac Holdings LP						Procter & Gamble Co.	6,000	386,100
7.75%, 02/15/15 (d)	500M	282,500				Wal-Mart Stores, Inc.	3,928	219,496
Chesapeake Energy Corp.								3,662,726
6.875%, 11/15/20	500M	327,500				Energy 4.5%
						BP PLC ADR	3,991	194,322

Sentinel Conservative Allocation Fund

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Chevron Corp.	5,000	$395,050	Novartis AG ADR	6,500	$304,980	Texas Instruments, Inc.	15,000	$233,550
ConocoPhillips	7,088	372,262	Pfizer, Inc.	20,000	328,600			3,874,478
ExxonMobil Corp.	12,000	961,800	Quest Diagnostics, Inc.	3,000	139,710	Materials 1.1%
Hess Corp.	3,000	162,120	Schering-Plough Corp.	15,000	252,150	EI Du Pont de Nemours &
Noble Energy, Inc.	8,500	444,380	St. Jude Medical, Inc. *	4,500	126,135	Co.	7,000	175,420
Occidental Petroleum			Teva Pharmaceutical			Freeport-McMoRan
Corp.	3,162	171,190	Industries Ltd. ADR	4,000	172,600	Copper & Gold, Inc.	5,000	119,950
Patterson-UTI Energy, Inc.	10,000	124,900	Zimmer Holdings, Inc. *	4,000	149,280	Packaging Corp. of
Pride Int'l., Inc. *	7,500	121,575			4,545,053	America	12,500	186,625
Schlumberger Ltd.	5,000	253,700	Industrials 3.8%			Praxair, Inc.	5,000	295,250
Total SA ADR	7,000	369,250	Boeing Co.	7,000	298,410	Weyerhaeuser Co.	4,308	162,067
Transocean, Inc. *	4,000	267,520	Canadian National					939,312
Weatherford Int'l. Ltd. *	15,000	191,550	Railway Co.	7,000	246,540	Telecommunication Services 1.2%
		4,029,619	Deere & Co.	6,500	226,265	America Movil SA de CV
						ADR	7,500	225,000
Financials 2.8%			General Dynamics Corp.	5,000	258,350	AT&T, Inc.	15,000	428,400
ACE Ltd.	5,000	261,250	General Electric Co.	15,000	257,550	Verizon Communications,
Bank of America Corp.	10,088	163,930	Honeywell Int'l., Inc.	10,000	278,600	Inc.	14,000	457,100
Citigroup, Inc.	12,500	103,625	Lockheed Martin Corp.	2,861	220,612			1,110,500
Franklin Resources, Inc.	1,800	109,350	Northrop Grumman Corp.	7,500	307,125	Utilities 0.6%
Goldman Sachs Group, Inc.	2,500	197,475	Rockwell Automation, Inc.	5,000	155,750	DPL, Inc.	5,500	114,510
JPMorgan Chase & Co.	9,640	305,202	Tyco Int'l. Ltd.	7,500	156,750	Entergy Corp.	1,734	147,564
Marsh & McLennan Cos.,			Union Pacific Corp.	4,000	200,160	FPL Group, Inc.	3,411	166,320
Inc.	7,000	178,500	United Technologies Corp.	7,500	363,975
						Mirant Corp. *	5,464	94,090
Merrill Lynch & Co., Inc.	3,005	39,726	Waste Management, Inc.	15,000	438,000			522,484
Moody's Corp.	4,700	102,037			3,408,087	Total Common Stocks
PNC Financial Services			Information Technology 4.3%			(Cost $31,782,443)		26,202,468
Group, Inc.	5,006	264,167	Accenture Ltd.	7,000	216,860
						Foreign Stocks 0.5%
The Travelers Cos., Inc.	7,409	323,403	Activision Blizzard, Inc. *	17,500	204,750	Germany 0.2%
US Bancorp	6,500	175,370	Altera Corp.	4,994	73,462	Puma AG Rudolf Dassler
Wells Fargo & Co.	8,032	232,044	Ansys, Inc. *	10,000	288,600	Sport	800	134,321
		2,456,079	Canon, Inc. ADR	6,000	178,560	Switzerland 0.2%
Health Care 5.1%			EMC Corp. *	22,500	237,825	Nestle SA (j)	5,000	181,111
Abbott Laboratories	5,000	261,950	Fiserv, Inc. *	4,600	157,044	United Kingdom 0.1%
Aetna, Inc.	6,000	130,920	Harris Corp.	5,000	174,400	Diageo PLC (j)	7,500	104,769
Amgen, Inc. *	5,000	277,700	Intel Corp.	4,600	63,480	Total Foreign Stocks
Baxter Int'l., Inc.	2,588	136,905	Intersil Corp.	10,000	90,600	(Cost $578,396)		420,201
Becton Dickinson & Co.	3,000	190,590	Int'l. Business Machines			Limited Partnerships 0.1%
Bristol-Myers Squibb Co.	14,000	289,800	Corp.	5,000	408,000	Energy 0.1%
Cigna Corp.	7,500	90,825	Juniper Networks, Inc. *	10,000	173,800	Williams Partners LP * (k)
Covidien Ltd.	5,000	184,250	Microchip Technology, Inc.	8,500	157,250	(Cost $121,602)	4,000	56,160
Eli Lilly & Co.	5,200	177,580	Microsoft Corp.	11,500	232,530	Total Investments 96.3%
Gen-Probe, Inc. *	6,000	221,100	Motorola, Inc.	30,000	129,300	(Cost $96,881,986)†		85,694,703
Gilead Sciences, Inc. *	5,000	223,950	NetApp, Inc. *	10,000	135,000	Other Assets in Excess of
GlaxoSmithKline PLC ADR	5,200	179,088	Nokia Corp. ADR	15,000	212,550	Liabilities 3.7%		3,336,413
Johnson & Johnson	5,000	292,900	SAP AG ADR	13,800	471,132	Net Assets 100.0%		$ 89,031,116
Medtronic, Inc.	7,000	213,640	Seagate Technology	8,500	35,785
Merck & Co., Inc.	7,500	200,400				* Non-income producing

Sentinel Conservative Allocation Fund

†	Cost for federal income tax purposes is	(k)	Return of Capital paid during the fiscal
	$96,899,546. At November 30, 2008		period
	unrealized depreciation for federal income	ADR	- American Depository Receipt
tax purposes aggregated $11,204,843 of
which $1,567,813 related to appreciated
securities and $12,772,656 related to
depreciated securities.

(b)	Noranda Aluminum Acquisition Corp.
has a variable interest rate that floats
Semi-annually on 15th of May and
November. The interest rate is based
on the 6-month Libor rate plus 4.00%.
(c)	Ryerson, Inc. has a variable interest rate
that floats quarterly on the 1st of
February, May, Auqust and November.
The interest rate is based on the
3-month Libor rate plus 7.375%.
(d)	Security exempt from registration under
Rule 144A of the Securities Act of 1933,
as amended. These securities may be
resold in transactions exempt from
registrations, normally to qualified
institutional buyers. At November 30,
2008, the market value of rule 144A
securities amounted to $3,652,573 or
4.10% of net assets.

(e)	Illiquid securities. These bonds
represent private placement
investments that Sentinel Mutual funds
have made. At November 30, 2008, the
market value of the private placement
securities amounted to $1,307,833 or
1.4% of net assets.

(f)	PetroProd Ltd. has a variable interest
rate that floats quarterly on the 12th day
of April, July, October and January. The
interest rate is based on the 3-month
Libor rate plus 6.00%.
(g)	General Cable Corp. has a variable
interest rate that floats quarterly on the
1st of January, April, July, October. The
interest rate is based on the 3-month
Libor rate plus 2.375%.
(h)	The First Data Corp. is a variable rate
security for which the borrower may set
the rate at a method tied to the London
interbank offer rate. It carries a call
option and a first priority lien on the
assets of the borrower and subsidiary
guarantors. The rate included here is
the rate as of November 30, 2008.

(i)	The Texas Competitive Electric Holdings
Co. LLC is a variable rate security for
which the borrower may set the rate at a
method tied to the London interbank
offer rate. It carries a call option and a
first priority lien on the assets of the
borrower and subsidiary guarantors.
The rate included here is the rate as of
November 30, 2008.

(j)	Fair Valued.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

Megan L. Busby CFA, CFP	The Sentinel Georgia Municipal Bond Fund Class A Shares returned negative
Vice President and	1.66%* for the fiscal year ending November 30, 2008. The Barclays Capital
Senior Portfolio Manager	Municipal 10 Year Bond Index[1] produced a return of negative 0.42% for the
GLOBALT	same twelve-month period.
Gregory E. Paulette CFA
Chief Investment Strategist	The Fund’s strategy of investing in high quality, intermediate term Georgia
GLOBALT	bonds served shareholders well over this past year as the credit market’s turmoil
Gary E. Fullman CFA	left most market participants uncomfortable with risk. Municipal bonds were
Chief Investment Officer	not only affected by the frozen credit market but by the collapse of its auction
GLOBALT	rate facilities and the demise of the monoline insurers. The convergence of these three factors upon the market created tax-exempt yields as high as
5.75% to 6.00% on municipal bonds with maturities greater than ten years.
By comparison, yields on similar term U. S. Treasuries yielded 3.95% to 4.35%.

During this period, changes were implemented within the Fund to steadily improve credit quality and structure. In anticipation of possible revenue declines from the persistent drought conditions in Georgia, the investment team sold many of the Fund’s water and sewer bonds. Proceeds were reinvested in higher quality general obligation bonds, focusing particularly on the shorter end of the curve. Within the Fund, from November 30, 2007 through
November 30, 2008, the percentage of bonds with maturities shorter than seven years grew from 40% to 54%.

The past year was one for the record books. Never was it more important for a fixed income team to have the training and experience to deal with the repercussions from the unprecedented chain of events which would so dramatically change the municipal market. Seasoned money managers were reminded of their capital markets textbooks as the recent events reiterated the interdependence of each component within the system. The year also gave us great comfort in knowing that without that network, our financial markets possibly would not have been able to withstand the recent shocks.

As we look ahead, municipal yields have, and likely will, continue to tighten relative to Treasuries. The steeper yield curve is beginning to lure market participants into buying longer, high quality issues. Though Georgia’s unemployment rate is slightly higher than the national average, and forecasted to climb, the state is preemptively reducing its budget, offsetting the decrease in revenue caused from slower growth and falling tax receipts. There may be an increase in municipal defaults but we believe it is unlikely that these will be widespread and should primarily be concentrated in the non-profit hospital, nursing home, and industrial development revenue bond sectors.

Our investment team is optimistic that next year has the potential to be a much better one for the municipal bond market as fundamental influences are beginning to re-emerge in the marketplace. As always, we appreciate you, our shareholders, and the confidence that you have placed in the Sentinel Georgia
Municipal Bond Fund.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Sentinel Georgia Municipal Bond Fund

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the index does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class A shares (a) from December 21, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Class A shares and (b) from October 21, 2001 to December 21, 2001 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares, both adjusted for the current maximum sales load. Performance for the Class I shares from October 21, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and, with respect to Class A shares, the current maximum sales load.

The following are total annual operating expense ratios for Sentinel Georgia Municipal Bond Fund Class A & I shares; A – 1.62%, I - 0.62% . Expense ratio data for Class A & I shares is sourced from the prospectus dated March 28, 2008.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 10 Year Municipal Bond Index is an index based on municipal bonds having an approximate maturity of 10 years. The index is comprised of State General Obligation debt (35%), Revenue debt (50%), and Prerefunded debt (15%). This index represents asset types which are subject to risk, including loss of principal. An investment cannot be made directly in an index.

Sentinel Georgia Municipal Bond Fund

Fund Profile
at November 30, 2008

Top 10 Holdings*

		Maturity Percent of				Maturity Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets

State of Georgia	6.25%	08/01/13	7.5%

Georgia State Road & Tollway Auth.	5.00%	06/01/18	7.0%	De Kalb County, GA	5.00%	12/01/15	3.6%

State of Georgia	5.25%	10/01/15	5.5%	County of Forsyth, GA	5.25%	03/01/13	3.6%

Clayton County Water & Sewer Auth.	5.25%	05/01/15	5.4%	Henry County Water & Sewerage Auth.	5.125%	02/01/19	3.6%

Cherokee County, GA	5.25%	08/01/16	4.3%	Cobb-Marietta Coliseum & Exhibit Hall	5.00%	01/01/15	3.5%

Chatham County School District	5.25%	08/01/14	3.6%	Total of Net Assets			47.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

Investment in Securities
at November 30, 2008

Principal				Principal
Amount		Value		Amount	Value			Shares	Value
(M=$1,000)		(Note 2)		(M=$1,000)	(Note 2)				(Note 2)

Bonds 97.9%			Forsyth County School District				Institutional Funds 0.5%
Georgia 97.9%			5%, 02/01/24	1,000M	$987,380		Blackrock Provident
Berrien County School District			Fulton Dekalb Hospital Auth.				Institutional Funds
5%, 04/01/18	605M	$648,276	5%, 01/01/13	1,000M	1,065,910		Municipal Money Market
							Fund
Bulloch County Development			Georgia State Road &				(Cost $150,000)	150,000	$150,000
Auth.			Tollway Auth.
5%, 08/01/16	500M	520,300	5%, 06/01/18	2,000M	2,117,080		Total Investments 98.4%
Chatham County School			Henry County Water &				(Cost $29,921,136)†		29,923,862
District			Sewerage Auth.
5.25%, 08/01/14	1,000M	1,104,250	5.125%, 02/01/19	1,045M	1,091,743		Other Assets in Excess of
Cherokee County, GA			Jackson County School				Liabilities 1.6%		476,240
5.25%, 08/01/16	1,200M	1,308,000	District, GA				Net Assets 100.0%		$ 30,400,102
City of Augusta, GA			5%, 03/01/16	1,000M	1,066,090
5%, 10/01/13	500M	537,395	5%, 03/01/21	500M	502,890
Clayton County Water &			Jackson County Water &			†	Cost for federal income tax purposes is
Sewer Auth.			Sewer Auth.				$29,921,136. At November 30, 2008
5.25%, 05/01/15	1,500M	1,632,780	5.25%, 09/01/20	500M	496,500		unrealized appreciation for federal income
Cobb County & Marietta			Newton County School				tax purposes aggregated $2,726 of which
Water Auth.			District, GA				$469,827 related to appreciated securities
5.125%, 11/01/19	1,000M	1,047,780	5%, 02/01/15	1,000M	1,065,420		and $467,101 related to depreciated
Cobb County Hospital Auth.			Paulding County School				securities.
5.25%, 04/01/15	700M	742,028	District, GA
Cobb County, GA			5%, 02/01/21	1,000M	1,026,560
5%, 01/01/13	500M	542,100	Paulding County, GA
Cobb-Marietta Coliseum &			5%, 02/01/21	1,000M	1,020,760
Exhibit Hall			Private Colleges &
5%, 01/01/15	1,000M	1,072,090	Universities Auth.
County of Forsyth, GA			4.75%, 10/01/11	300M	288,174
5.25%, 03/01/13	1,000M	1,091,920	5%, 09/01/13	500M	541,360
County of Gilmer, GA			State of Georgia
5%, 04/01/20	1,000M	1,001,960	2%, 04/01/26	1,000M	608,540
De Kalb County, GA			5%, 07/01/14	530M	555,021
5%, 10/01/12	500M	539,270	5.25%, 10/01/15	1,500M	1,679,385
5%, 12/01/15	1,000M	1,102,130	6.25%, 08/01/13	2,000M	2,292,860
Douglasville-Douglas County			Total Bonds
Water & Sewer Auth., GA			(Cost $29,771,136)		29,773,862
5%, 06/01/27	500M	477,910

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

Government Securities Fund Class A shares returned 6.36% * for ending November 30, 2008. By comparison, the Barclays Capital Bond Index1 returned 8.89% and the Barclays Capital MBS 6.86% . The Fund’s peer group, the Morningstar Intermediate category,3 returned 2.37% . only word that can be used to describe the events that roiled markets over the last twelve months. The liquidity crisis which markets engulfed every sector of the U.S. economy. At the U.S. Treasury and the Federal Housing Finance Agency and FNMA which put them into conservatorship. This was the two entities, together, own or guarantee about half of the mortgages in the United States. In the banking sector, the Federal Corporation (FDIC) seized the assets of Indymac Bancorp Mutual and negotiated a takeover of Wachovia Corp by Wells U.S. Treasury bailed out Citigroup. Within the brokerage Lynch sold itself to Bank of America, Lehman Brothers filed for Goldman Sachs and Morgan Stanley opted to become banks their investment bank capital structures. The insurance industry government rescue AIG due to their vast counterparty exposure to financial services industry. Even the mutual fund industry came the collapse of the Prime Reserve Money-Market Fund, the market fund in the country. And, the U.S. auto industry is currently the U.S. government in order to avoid bankruptcy filings. In . Treasury, Federal Reserve, and FDIC took unprecedented steps financial system by pumping massive amounts of liquidity into the system, making direct investments into key entities under stress, assets of Rule 2-a-7 money-market funds, and initiating a $700 package known as the Troubled Asset Relief Program (TARP).  TARP is to allow institutions to reduce distressed assets, them in order to make new and sounder loans. performance, within the U.S. government securities sector market, U.S. Treasuries outperformed the U.S. Agency and Securities (MBS) sectors by a wide margin as evidenced by the return for the Barclays Capital U.S. Treasury Index4 versus for the Barclays Capital U.S. Agency Index5 and a 6.86% return Capital MBS Index. U.S. Treasury securities benefited from a as credit conditions in the bond market soured. Prepayments on securities remained very stable and dormant over the period. return was in line with the MBS sector in general. The Sentinel Securities Fund’s active duration management and security selection outperform its Morningstar peer group for the 12-month period.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

4 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double counting.

5 The Barclays Capital U.S. Agency Bond Index includes native currency agency debentures from issuers such as Fannie Mae, Freddie Mac, and Federal Home Loan Bank. It is a subcomponent of both the Government-Related Index (which also includes non-native currency agency bonds, sovereigns, supranationals, and local authority debt) and the U.S. Government Index (which includes U.S. Treasury debt). The index includes both callable and non-callable agency securities that are publicly issued by U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government (such as USAID securities).

Sentinel Government Securities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

November 30, 1998 – November 30, 2008

$20,000
$15,000
$10,000
$5,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class A shares
$16,114
Class C shares
$15,120
Barclays Capital U.S. Government Bond Index
$17,620
Barclays Capital U.S. Mortgage Backed Securities Index
$17,762

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1998 – November 30, 2008

$2,000,000
$1,500,000
$1,000,000
$500,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class I shares
$1,687,468
Barclays Capital U.S. Government Bond Index
$1,761,976
Barclays Capital U.S. Mortgage Backed Securities Index
$1,776,214

Average Annual Total Returns (as of November 30, 2008)

	Class A shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
Year-to-date	5.36%	1.10%	4.58%	3.58%	5.69%
1 year	6.36	2.14	5.47	4.47	6.73
3 years	6.04	4.62	4.76	4.76	6.22
5 years	4.99	4.14	3.85	3.85	5.09
10 years	5.32	4.89	4.22	4.22	5.37

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund – 9/2/86

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect higher expenses of the Class C shares.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C, & I shares; A – 0.99%, C – 2.36%, I – 0.64% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

Sentinel Government Securities Fund

Fund Profile
at November 30, 2008

Average Effective Duration
			Percent of				Percent of
Duration		Fixed Income Holdings		Duration		Fixed Income Holdings

Less than 1 yr.			9.8%	4 yrs. to 5.99 yrs.			12.2%

1 yr. to 2.99 yrs.			42.1%

3 yrs. to 3.99 yrs.			36.0%

Average Effective Duration (for all Fixed Income Holdings) 2.8 years**

Top 10 Holdings*

		Maturity Percent of				Maturity Percent of
Description	Coupon	Date Net Assets		Description	Coupon	Date	Net Assets

FNR 01-31 ZA	6.00%	07/25/31	6.0%

FHR 2427 GE	6.00%	03/15/32	4.4%	GNMA 695999	5.50%	07/15/38	2.6%

FHR 3487 EA	6.00%	03/15/24	4.3%	FHR 2164 QH	6.00%	06/15/29	2.6%

FHR R013 AB	6.00%	12/15/21	4.3%	GNMA 677183	6.00%	06/15/38	2.6%

VENDE 93-1 ZB	7.25%	02/15/23	3.8%	FNR 93-56 PZ	7.00%	05/25/23	2.6%

GNMA 687928	6.50%	09/15/38	3.5%	Total of Net Assets			36.7%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2008

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 99.2%			FHR 2132 QE			FGLMC C69369
Federal Home Loan Bank 0.7%			6.5%, 03/15/29	9,967M	$10,339,669	6%, 07/01/32	766M	$785,510
Agency Discount Notes:			FHR 2164 QH			FHLMC G01776
0.1%, 12/01/08	3,625M	$3,625,000	6%, 06/15/29	13,120M	13,420,790	6%, 10/01/34	7,325M	7,511,689
			FHR 2274 ZM			FHLMC A47296
Federal Home Loan Mortgage			6.5%, 01/15/31	9,179M	9,535,686	5%, 10/01/35	1,515M	1,525,413
Corporation 42.5%			FHR 01-42 OE			FGLMC A54676
Collateralized Mortgage Obligations:			6.5%, 09/25/31	12,749M	13,148,280	6%, 12/01/35	2,188M	2,237,294
			FHR 2427 GE			FGLMC G02280
FHRR R010 AB			6%, 03/15/32	22,005M	22,602,922	6%, 07/01/36	1,460M	1,492,793
5.5%, 12/15/19	12,778M	12,944,381	FHR 2454			FGLMC A60337
FHR R013 AB			6.5%,05/15/32 BK	11,000M	11,254,910	6%,05/01/37	1,672M	1,709,209
6%, 12/15/21	21,733M	22,112,693			180,200,207	FGLMC C02886
FHR 3199 VH						6%, 06/01/37	3,272M	3,345,021
6.35%, 05/15/23	9,121M	9,465,321	Mortgage-Backed Securities:			FHLMC A64971
FHR 3487 EA			30-Year:			5.5%,08/01/37	91M	92,505
6%, 03/15/24	21,908M	22,290,560	FHLMC 252153			FGLMC A66377
FHR 3181 BV			11%, 11/01/09	197	207	6%,09/01/37	2,834M	2,897,292
6.5%, 06/15/26	4,000M	4,210,821	FHLMC 170141			FGLMC A66378
FHR 2103 PS			11%, 09/01/15	933	1,062	6%,09/01/37	1,976M	2,022,640
6.5%, 12/15/28	5,438M	5,601,494	FHLMC 170147			FGLMC C03095
FHR 2121 PH			11%, 11/01/15	1M	1,673	6%, 11/01/37	2,629M	2,687,876
6.5%, 02/15/29	12,504M	12,977,542	FHLMC 360017			FGLMC C03144
FHR 2136 PG			11%, 11/01/17	864	1,030	6%, 12/01/37	5,201M	5,317,398
6%, 03/15/29	10,065M	10,295,138	FGLMC C69366			FGLMC A72151
			6%, 07/01/32	252M	258,849	6%, 01/01/38	1,100M	1,124,927

34

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

	Principal			Principal				Principal
	Amount	Value		Amount	Value			Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)			(M=$1,000)	(Note 2)

FGLMC C03153			FNMA 426830				GNMA 678600
6%, 01/01/38	4,721M	$4,826,363	8%, 11/01/24	27M	$28,882		5.5%, 08/15/38	1,053M	$1,073,357
		37,838,751	FNMA 682078				GNMA 681552
Total Federal Home Loan			5.5%, 11/01/32	3,888M	3,969,209		5.5%, 08/15/38	5,130M	5,227,411
Mortgage Corporation		218,038,958	FNMA 738887				GNMA 681557
			5.5%, 10/01/33	1,013M	1,032,031		5.5%, 08/15/38	5,372M	5,473,928
Federal National Mortgage			FNMA 748895				GNMA 696506
Association 27.7%
Collateralized Mortgage Obligations:			6%, 12/01/33	795M	812,287		6%, 08/15/38	3,338M	3,414,072
			FNMA 786726				GNMA 696509
FNGT 02-T3 B			6.5%, 08/01/34	4,477M	4,615,461		6%, 08/15/38	6,570M	6,719,120
5.763%, 12/25/11	200M	196,473	FNMA 745292				GNMA 687927
FNR 06-63 VH			5.5%, 05/01/35	10,759M	10,962,400		6.5%, 09/15/38	9,201M	9,441,644
6.5%, 03/25/23	10,283M	10,771,884	FNMA 952835				GNMA 687928
FNR 93-56 PZ			5.87%, 09/01/37	559M	564,332		6.5%, 09/15/38	17,444M	17,901,267
7%, 05/25/23	12,744M	13,312,949	FNMA 909176				GNMA 687929
FNR 06-78 BV			6%, 04/01/38	5,955M	6,091,447		6.5%, 09/15/38	11,860M	12,170,469
6.5%, 06/25/23	5,714M	5,968,641			28,079,368		GNMA 699271
FNR 06-66 NV			Total Federal National				6.5%, 09/15/38	10,412M	10,684,923
6.5%, 02/25/24	11,000M	11,481,951	Mortgage Association		142,286,221				125,107,663
FNR 06-88 BV			Government National Mortgage				Total Government National
6.5%, 11/25/25	10,000M	10,411,845	Corporation 28.3%				Mortgage Corporation		145,534,375
FNR 01-31 ZA			Collateralized Mortgage Obligations:				Total Investments 99.2%
6%, 07/25/31	29,868M	30,573,853					(Cost $504,645,784)†		509,484,554
FNR 05-87 AH			VENDE 93-1 ZB				Other Assets in Excess of
5.5%, 11/25/31	11,734M	11,855,776	7.25%, 02/15/23	18,503M	19,527,164		Liabilities 0.8%		4,266,267
FNW 03-W16 AF5			Mortgage-Backed Securities:
4.7868%, 11/25/33	527M	514,517					Net Assets 100.0%		$ 513,750,821
		95,087,889	15-Year:
			GNMA II 3197
Mortgage-Backed Securities:			7%, 02/20/17	30M	30,937	†	Cost for federal income tax purposes is
10-Year:			20-Year:				$504,647,269. At November 30, 2008
FNMA 556247			GNMA 623177				unrealized appreciation for federal income
7%, 10/01/10	43M	44,092	6.5%, 08/15/23	296M	304,118		tax purposes aggregated $4,837,285 of
							which $5,487,653 related to appreciated
15-Year:			25-Year:				securities and $650,368 related to
FNMA 346879			GNMA 608728				depreciated securities.
7%, 05/01/11	22M	22,619	6.5%, 11/15/25	547M	564,493
FNMA 990975			30-Year:
6%, 09/01/23	8,144M	8,328,628
		8,351,247	GNMA 506805
			6.5%, 06/15/29	292M	301,750
20-Year:			GNMA 606242
FNMA 252206			6%, 04/15/34	1,163M	1,190,687
6%, 01/01/19	38M	39,254	GNMA 675123
FNMA 573745			5.5%, 02/15/38	3,386M	3,450,577
6.5%, 08/01/20	97M	100,957	GNMA 677183
FNMA 988958			6%, 06/15/38	13,028M	13,324,604
6%, 08/01/23	9,531M	9,746,700	GNMA 691224
FNMA 758564			6%, 06/15/38	3,276M	3,350,590
6%, 09/01/24	795M	815,686	GNMA 687713
		10,702,597	5.5%, 07/15/38	7,796M	7,944,266
25-Year:			GNMA 695999
FNMA 251808			5.5%, 07/15/38	13,264M	13,516,255
10%, 04/01/18	18M	21,028	GNMA 691266
			6%, 07/15/38	4,186M	4,281,099
30-Year:			GNMA 678167
FNMA 002109			5.5%, 08/15/38	5,536M	5,641,644
9.25%, 10/01/09	3M	3,319

Sentinel Growth Leaders Fund (Unaudited)

The Sentinel Growth Leaders Fund Class A shares declined 34.72% * for the fiscal year ending November 30, 2008, which compares to declines of 39.75%
for the Russell 1000 Growth Index[1], 38.09% for the S&P 500 Index[2] and 41.93%
for the Morningstar Large Growth category[3].

Extraordinary financial distress included the demise of Bear Stearns, the
U.S. Treasury taking control of Fannie Mae and Freddie Mac, Lehman
Brothers going bankrupt, the federal government bailing out AIG, and JP
Morgan taking over Washington Mutual in a forced sale. Credit markets froze so that credit was not readily available and led to massive U.S.
government intervention. Toxic financial instruments hurt investors, including governments, around the world.

Sectors that contributed strongly to the portfolio’s performance in the first half of the fiscal year were Energy, Industrials and Information Technology. Stocks that contributed the greatest gains in the first half were Weatherford, Kansas
City Southern, IBM, Ansys, Gilead, Commercial Metals, Wal-Mart de Mexico,
Freeport-McMoran Copper & Gold, the SPDR Gold Trust and Transocean.
Consumer discretionary and telecommunication services declined.

The second half of the fiscal year experienced losses in all sectors, the worst of which were in Materials, Information Technology, Energy and Industrials.
Stocks that contributed the greatest negative impact on the portfolio included stocks that were top performers in the first half, namely, Commercial Metals,
Weatherford, Freeport-McMoran and Transocean. Other poor performers were Peabody Energy, Bunge, Potash, Nucor, Corning and Autodesk.

The downdraft in the second half was severe enough that all sectors declined for the full fiscal year. The greatest declines for the portfolio were from the Materials, Information Technology, Energy and Industrial sectors.
Underperforming stocks were Peabody Energy, Bunge, Commercial Metals,
Potash, Nucor, Autodesk, Corning, Freeport-McMoran, Schlumberger, and
Transocean.

Central banks around the world have lowered interest rates and facilitated greater liquidity in the financial markets. We anticipate that these unprecedented coordinated efforts will have a positive economic effect over the next several months. We look for the economy in North America to weaken through the first half of 2009 and to improve in the second half. Growth in
Europe is also expected to decline in the first half and emerging economies are expected to grow more slowly. Altogether, we look for global growth to decelerate in 2009 before reaccelerating in 2010. Improved availability of credit and improved business and consumer confidence will be major determinants of future economic growth.

We expect companies to continue to expand in emerging markets where growth is potentially more robust given urbanization, industrialization, drive for higher living standards and long-term development of infrastructure.
We expect to continue to invest selectively in increasingly global U.S.-based companies. We look for continued investment in long-term energy exploration

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Growth Leaders Fund

and development given the need to replace volume lost from declining production at maturing oil fields as well as to increase supply. Emerging markets are likely to account for all of the increase in future oil demand.

We anticipate agricultural expansion to continue given the demand for higher protein diets and historically low carryover stocks of major crops.

Our focus continues to be on companies with sustainable growth from diversified geographic and product lines, financial strength and access to the capital markets. The stock market generally anticipates six to nine months in advance and, as credit markets stabilize and confidence returns, we aim to have the Sentinel Growth Leaders Fund positioned for future growth. Equities with positive earnings and dividend prospects should provide attractive investment alternatives to low-yielding U.S. Treasuries, especially after the recent market decline.

37

Sentinel Growth Leaders Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.
Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

From Inception – November 30, 2008

$20,000
$15,000
$10,000
$5,000
10/31/99
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class A shares
$8,308
Russell 1000 Growth Index
$7,773
S&P 500 Index
$5,546

Growth of a $10,000 Investment (Class C shares)

From Inception – November 30, 2008

$15,000
$12,500
$10,000
$7,500
$5,000
03/17/06
11/30/06
11/30/07
11/30/08
Class C shares
$7,554
Russell 1000 Growth Index
$7,125
S&P 500 Index
$7,240

Growth of a $1,000,000 Investment (Class I shares)

From Inception – November 30, 2008

$1,200,000
$1,000,000
$800,000
$600,000
09/27/07
11/30/07
03/31/08
07/31/08
11/30/08
Class I shares
$677,749
Russell 1000 Growth Index
$632,779
S&P 500 Index
$628,460

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus Fund, a series of The Bramwell Funds, Inc., which began operations on October 31, 1999. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares, but does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007 on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C, & I shares; A – 1.73%, C – 4.17%, I – 1.32% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Growth Leaders Fund

Note that Fund performance for Class A shares in the preceding graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the preceding graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the preceding graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus Fund, a series of The Bramwell Funds, Inc., which began operations on October 31, 1999. Performance for the Fund’s Class A shares prior to March 17, 2006 is based on the performance of its predecessor, restated to reflect the maximum front-end sales charge of Class A shares, but does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund’s Class C shares prior to their inception on March 17, 2006 is based on its predecessor restated to reflect the back-end sales charges and estimated higher ongoing expenses of Class C shares. Performance of the Fund’s Class I shares prior to March 17, 2006 is based on its predecessor and from March 17, 2006 to their inception on August 27, 2007 on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C, & I shares; A – 1.73%, C – 4.17%, I – 1.32% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Growth Leaders Fund

Fund Profile
at November 30, 2008

Top Sectors

Sector	Percent of Net Assets	Sector	Percent of Net Assets

Materials	19.3%	Energy	7.6%

Health Care	11.9%	Consumer Discretionary	4.2%

Consumer Staples	11.1%	Financials	3.2%

Industrials	9.9%	Telecommunication Services	1.0%

Information Technology	8.8%

Top 10 Holdings*

Description	Percent of Net Assets	Description	Percent of Net Assets

Praxair, Inc.	4.2%	Int'l. Business Machines Corp.	3.4%

McDonald's Corp.	4.2%	Genentech, Inc.	3.2%

SPDR Gold Trust	4.1%	BlackRock, Inc.	3.2%

Colgate-Palmolive Co.	3.8%	Emerson Electric Co.	3.0%

Gilead Sciences, Inc.	3.8%	Total of Net Assets	36.5%

Schlumberger Ltd.	3.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008
	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 77.0%			Roche Holding AG ADR	10,000	$701,300	SPDR Gold Trust *	12,000	$962,280
Consumer Discretionary 4.2%					2,820,900			4,563,968
McDonald's Corp.	17,000	$998,750	Industrials 9.9%			Telecommunication Services 1.0%
Consumer Staples 11.1%			Donaldson Co., Inc.	15,200	520,144	AT&T, Inc.	8,000	228,480
Bunge Ltd.	16,600	704,836	Emerson Electric Co.	20,000	717,800	Total Common Stocks
Colgate-Palmolive Co.	13,800	897,966	General Dynamics Corp.	7,000	361,690	(Cost $24,058,553)		18,257,021
JM Smucker Co.	3,000	136,110	Jacobs Engineering				Principal
PepsiCo, Inc.	10,000	567,000	Group, Inc. *	8,000	358,160		Amount
Wal-Mart de Mexico SAB			Kansas City Southern *	18,000	394,560		(M=$1,000)
de CV ADR	12,234	331,541			2,352,354	Corporate Short-Term Notes 16.9%
		2,637,453	Information Technology 8.8%			Chevron Funding
Energy 7.6%			Ansys, Inc. *	20,000	577,200	0.3%, 12/03/08	1,100M	1,099,982
Peabody Energy Corp.	18,200	426,426	Autodesk, Inc. *	21,000	348,390	Microsoft Corp.
						0.25%, 12/10/08	1,100M	1,099,931
Schlumberger Ltd.	17,000	862,580	Cisco Systems, Inc. *	21,000	347,340	Nestle Capital Corp.
Transocean, Inc. *	4,000	267,520	Int'l. Business Machines			0.1%, 12/01/08	700M	700,000
Weatherford Int'l. Ltd. *	20,000	255,400	Corp.	10,000	816,000	Procter & Gamble
		1,811,926			2,088,930	1.05%, 12/05/08	1,100M	1,099,872
Financials 3.2%			Materials 19.3%			Total Corporate Short-Term
BlackRock, Inc.	6,000	754,260	Commercial Metals Co.	50,500	604,990	Notes (Cost $3,999,785)		3,999,785
Health Care 11.9%			Monsanto Co.	9,000	712,800
Genentech, Inc. *	10,000	766,000	Nucor Corp.	18,600	663,648
Gilead Sciences, Inc. *	20,000	895,800	Potash Corp. of				Principal
			Saskatchewan, Inc.	10,000	616,400		Amount	Value
Medtronic, Inc.	15,000	457,800					(M=$1,000)	(Note 2)
			Praxair, Inc.	17,000	1,003,850
						U.S. Government Obligations 6.3%
*	Non-income producing					U.S. Treasury Bill
						0.141%, 12/04/08
†	Cost for federal income tax purposes is					(Cost $1,499,982)	1,500M	$1,499,982
	$29,573,119. At November 30, 2008
	unrealized depreciation for federal income					Total Investments 100.2%
	tax purposes aggregated $5,816,331 of					(Cost $29,558,320)†		23,756,788
	which $551,303 related to appreciated					Excess of Liabilities Over
	securities and $6,367,634 related to
	depreciated securities.					Other Assets (0.2)%		(36,699)
	ADR - American Depository Receipt					Net Assets 100.0%		$ 23,720,089
	SPDR - Standard & Poor's Depository Receipts

40 The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

The Sentinel International Equity Fund Class A shares had a negative return of 48.11% * for the fiscal year ending November 30, 2008, a return roughly in line with the decline in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index1 of 47.79%, on a total return basis. The Fund’s return slightly exceeded the Morningstar Foreign Large Blend category’s2 average drop of 48.7% . In comparison, the S&P 500 Index3 fell 38.09%, total return, for the period.

While the first nine months of the fiscal year brought evidence of slowing economic growth, particularly in the U.S. and Europe, the events of September 2008 came close to halting inter-bank lending in the global credit markets and sent shockwaves through the world’s economies and financial systems. Many of the world’s most reputable financial institutions effectively reached a stage of collapse, prompting government bail-outs in the U.S. and across Europe, and in the case of Lehman Brothers, actual bankruptcy. As confidence in seemingly steadfast banks, insurance companies and brokerage firms disappeared, the commercial paper and money markets seized up, resulting in the greatest global credit crisis since the 1930s.

The damage to equity markets in these last few months was significant. Specifically in the September-November period, all major European, Asian and Latin American stock markets posted double-digit declines. Foreign stock market returns to U.S. investors were also hit by depreciating currencies relative to the U.S. dollar in this period. For example, the Euro fell about 13.5% and the British Pound declined approximately 15.5%, while the Australian dollar dropped over 20% in value. The Japanese yen, in contrast, rose more than 10% in the period. In U.S. dollar terms, the better-performing markets were seen in Japan and the U.S., which fell 25-30%, while European markets fell 35-40%, on balance. Emerging markets were particularly hard hit, with Russia and Brazil, for example, posting negative 60% and 53% returns, respectively, in the final three months of the fiscal year.

During this extraordinary period of extreme volatility and falling asset values, investors made little distinction between countries, regions, economic sectors and individual holdings. At November’s end, no primary stock market in the world had retained a positive twelve month return, nor any global sector. Not surprisingly, traditionally defensive sectors such as Consumer Staples, Health Care and Utilities, declined less than the benchmark, while Financials were the worst performers. The Fund was underweight in Financials and overweight in Consumer Staples relative to the MSCI EAFE benchmark throughout the year, both positive contributions to relative performance. Off-setting these positives were negative stock selection issues particularly in the Health Care, Materials and Utilities sectors.

The issue of a significant global slowdown is no longer debatable. The IMF now projects global growth will slow sharply in 2008 from 2007, and continue slowing in 2009. But the ultimate length and depth of the slowdown is still in question. At the heart of the slowdown is the process of de-leveraging, where

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel International Equity Fund

corporations and consumers alike reduce borrowings and increase their assets or savings, particularly in the U.S., but also in some European countries such as the UK, Spain and Ireland. While Japan was going through the de-leveraging process in the 1990s, the economy remained stagnant and inflation disappeared. We expect the western economies to respond faster to the problems and move more aggressively to stimulate demand than the Japanese did, but the broad effects are likely to be similar: little expansion and reduced inflation concerns for the foreseeable future.

One wild card remains the performance of key emerging markets such as China, India, Brazil and Russia. We have argued that they are not immune to a protracted global slowdown, and commodity-based economies, like Russia, are more at risk as their revenue sources decline with commodity prices in the current environment. China and India, on the other hand, may be better placed to continue growing, albeit at slower paces. They benefit from the drop in commodity prices, and growth of their domestic demand from infrastructure development needs and increased consumption trends help offset reduced export levels. Thus, we believe the major trend of global economic rebalancing could very well accelerate in the coming years, favoring the Asian economies in particular.

Despite the many challenges of the current global economic environment, we remain optimistic about the future. The sharp market declines have brought equity valuations down to levels not seen in many years, even adjusting for reduced earnings expectations over the next two years. While no market or company has remained unscathed in the recent decline, regardless of management quality or balance sheet strength, we believe that investors will begin to distinguish and favor those companies that display sound management practices, leading industry positions, clear corporate visions and sound financial positions, all qualities we emphasize in our investment process. We are cautiously taking advantage of today’s lower share prices and attractive valuations in the belief that patience and a consistent, disciplined approach to investing has the potential to reap good rewards for those investors with medium to long-term investment horizons.

42

Sentinel International Equity Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares, Class B shares and Class C shares)

November 30, 1998 – November 30, 2008

$20,000
$15,000
$10,000
$5,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class A shares
$10,821
Class B shares
$10,668
Class C shares
$10,067
MSCI EAFE Index
$10,617

Growth of a $1,000,000 Investment (Class I shares)

November 30, 1998 – November 30, 2008

$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
11/30/98
11/30/00
11/30/02
11/30/04
11/30/06
11/30/08
Class I shares
$1,144,633
MSCI EAFE Index
$1,061,673

Average Annual Total Returns (as of November 30, 2008)

	Class A shares		Class B shares		Class C shares		Class I shares
	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge	With Max Sales Charge	Without Sales Charge
Year-to-date	-46.89%	-49.55%	-47.43%	-49.53%	-47.34%	-47.87%	-46.74%
1 year	-48.11	-50.70	-48.66	-50.52	-48.58	-49.05	-47.92
3 years	-8.09	-9.64	-9.08	-9.80	-9.05	-9.05	-7.94
5 years	1.33	0.29	0.21	-0.11	0.20	0.20	1.43
10 years	1.31	0.79	0.65	0.65	0.07	0.07	1.36

Class	Symbol
A	SWRLX
B	SEWBX
C	SWFCX
I	SIIEX

Inception Date of the Fund – 3/1/93

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, B, C, & I shares; A – 1.37%, B – 2.44%, C – 2.43%, I – 0.85% . Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.
The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. An investment cannot be made directly in an index.

Sentinel International Equity Fund

Fund Profile
at November 30, 2008

Sector Weightings
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Financials	16.2%	Telecommunication Services	8.3%

Consumer Staples	12.4%	Materials	8.2%

Industrials	11.6%	Consumer Discretionary	8.0%

Information Technology	9.9%	Energy	7.3%

Health Care	8.5%	Utilities	4.0%

Top Geographical Weightings
Country	Percent of Net Assets	Country	Percent of Net Assets

Japan	17.9%	Spain	4.6%

United Kingdom	14.1%	Hong Kong	4.5%

Switzerland	11.4%	Finland	3.4%

Germany	11.0%	China	3.3%

France	8.5%	Canada	2.0%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Nestle SA	4.1%	Vodafone Group PLC	2.1%

Fresenius SE	2.9%	East Japan Railway Co.	1.9%

Telefonica SA	2.5%	Total SA	1.9%

Cheung Kong Holdings Ltd.	2.1%	Singapore Technologies Engineering Ltd.	1.9%

Uni-Charm Corp.	2.1%	Total of Net Assets	23.6%

BP PLC	2.1%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 95.7%			Want Want China Holdings			Total SA ADR	45,000	$2,373,750
Australia 0.6%			Ltd. (b)	2,500,000	$1,018,444			10,779,370
Sims Group Ltd. (b)	78,000	$701,432			4,142,284	Germany 11.0%
Brazil 0.9%			Denmark 1.4%			Allianz SE ADR	137,000	1,128,880
Companhia Vale do Rio			Novo Nordisk A/S ADR *	35,000	1,788,500	Bayer AG	30,000	1,556,064
Doce ADR	91,000	1,086,540	Finland 3.4%			Deutsche Boerse AG	16,000	1,120,895
Canada 2.0%			Fortum Oyj (b)	90,000	1,808,134	Fresenius SE	73,000	3,634,373
EnCana Corp.	39,500	1,848,995	Nokia Corp. ADR	71,000	1,006,070	MAN AG	18,000	816,134
Potash Corp. of			Nokia Oyj (b)	110,000	1,557,992	Puma AG Rudolf Dassler
Saskatchewan, Inc.	12,000	739,680			4,372,196	Sport	3,000	503,702
		2,588,675	France 8.5%			RWE AG	22,000	1,837,126
China 3.3%			Air Liquide (b)	22,220	1,894,367	SAP AG	33,000	1,122,184
China Life Insurance Co			AXA SA (b)	70,000	1,329,787	SGL Carbon AG *	31,000	800,423
Ltd. (b)	500,000	1,290,640	BNP Paribas (b)	23,000	1,274,099	Siemens AG	25,000	1,495,483
China Mobile Ltd. ADR	40,000	1,833,200	Electricite de France (b)	25,000	1,458,233			14,015,264
			Groupe Danone (b)	25,000	1,440,442
			Lafarge SA (b)	18,250	1,008,692

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

							Principal
	Shares	Value		Shares	Value		Amount	Value
		(Note 2)			(Note 2)		(M=$1,000)	(Note 2)

Hong Kong 4.5%			Telefonica SA ADR	53,000	$3,235,120	Corporate Short-Term Notes 1.4%
Cheung Kong Holdings					5,876,923	United Parcel
Ltd. (b)	285,000	$2,702,849				0.28%, 12/01/08
			Switzerland 11.4%			(Cost $1,800,000)	1,800M	$1,800,000
HSBC Holdings PLC (b)	121,700	1,322,566
			ABB Ltd. (b)	100,000	1,296,411	Total Investments 98.5%
Li & Fung Ltd. (b)	700,000	1,289,317	Credit Suisse Group (b)	35,000	1,025,905	(Cost $172,682,466)†		125,084,635
Shun TAK Hldgs. Ltd. (b)	1,850,000	362,046	Julius Baer Holding AG (b)	34,000	1,116,026	Other Assets in Excess of
		5,676,778	Nestle SA (b)	145,000	5,252,230	Liabilities 1.5%		1,849,062
India 1.7%			Novartis AG (b)	45,000	2,100,149	Net Assets 100.0%		$ 126,933,697
Bharti Airtel Ltd. * (b)	85,000	1,149,633	Roche Holding AG (b)	16,500	2,311,843
ICICI Bank Ltd. ADR	67,000	954,080	Swatch Group AG (b)	12,000	1,418,153
		2,103,713			14,520,717	*	Non-income producing
Israel 1.4%			Taiwan 2.0%			†	Cost for federal income tax purposes is
							$174,874,998. At November 30, 2008
Nice Systems Ltd. ADR *	80,000	1,784,000	Chunghwa Telecom Co				unrealized depreciation for federal income
Japan 17.9%			Ltd. ADR	108,900	1,703,196		tax purposes aggregated $49,790,363 of
Canon, Inc. (b)	66,000	1,992,018	HON HAI Precision				which $3,155,593 related to appreciated
East Japan Railway Co. (b)	310	2,398,462	Industry Co Ltd. (b)	443,900	864,210		securities and $52,945,956 related to
Jupiter					2,567,406		depreciated securities.
Telecommunications Co			United Kingdom 14.1%			(b) Fair Valued.
Ltd. (b)	2,900	2,234,110	Anglo American PLC (b)	70,000	1,669,593	ADR - American Depository Receipt
Komatsu Ltd. (b)	195,000	2,345,175	BAE Systems PLC (b)	370,000	2,029,374
Mitsubishi Corp. (b)	77,000	958,037	BG Group PLC (b)	135,000	1,930,222
Mitsui Fudosan Co Ltd. (b)	100,000	1,542,137	BP PLC (b)	325,000	2,639,004
Nidec Corp. (b)	25,000	1,250,596	Diageo PLC (b)	119,300	1,666,523
Nintendo Co Ltd. (b)	4,700	1,461,479	Johnson Matthey PLC (b)	67,000	897,464
Nomura Holdings, Inc. (b)	150,000	1,089,189	Standard Chartered PLC (b)	110,000	1,437,916
Shiseido Co Ltd. (b)	45,000	838,281	Tesco PLC (b)	340,000	1,552,824
Sumitomo Mitsui Financial			Vodafone Group PLC (b)	1,337,152	2,627,634
Group, Inc. (b)	380	1,378,911	WPP PLC (b)	255,000	1,426,189
Terumo Corp. (b)	20,000	926,345			17,876,743
Toyota Motor Corp. (b)	52,000	1,667,179
Uni-Charm Corp. (b)	39,000	2,688,920	United States 1.5%
		22,770,839	iShares MSCI ACWI ex US
			Index Fund	68,800	1,963,552
Netherlands 1.1%			Total Common Stocks
Unilever NV * (b)	61,000	1,423,537	(Cost $169,142,034)		121,555,552
Norway 1.3%			Rights 0.2%
Acergy SA (b)	90,000	506,470	United Kingdom 0.2%
Renewable Energy Corp			Standard Chartered
AS * (b)	125,000	1,171,781	ORD * (b)
		1,678,251	(Cost $240,436)	36,263	229,087
Singapore 1.9%				Principal
Singapore Technologies				Amount
Engineering Ltd. (b)	1,500,000	2,348,402		(M=$1,000)
South Korea 1.2%			U.S. Government Obligations 1.2%
Samsung Electronics Co			Federal Home Loan Bank 1.2%
Ltd. (b)	4,500	1,490,430	Agency Discount Notes:
Spain 4.6%			0.1%, 12/02/08
Banco Santander SA ADR	115,000	962,550	(Cost $1,499,996)	1,500M	1,499,996
Inditex SA (b)	50,000	1,679,253

Sentinel Mid Cap Growth Fund

(Unaudited)

Effective December 18, 2008, the Sentinel Mid Cap Growth Fund portfolio management team changed. The Fund is now managed by Betsey Pecor, Lead Portfolio Manager, and Charles Schwartz, Co- Portfolio Manager.

The Sentinel Mid Cap Growth Fund Class A shares fell 45.78%* for the fiscal year ending November 30, 2008, slightly outperforming the 46.15% decline of the Russell Midcap Growth Index[1]. The Fund’s returns were essentially in line with the 45.15% decline for the average fund in the Morningstar Mid-Cap Growth category[2].

During 2008, the markets endured one of their steepest declines since the Great Depression of the 1930s, as a global economic slowdown, combined with a meltdown in the financial system, shook investors’ confidence and drove the equity markets lower. The U.S. markets fell more than 50 percent from their highs and European and emerging markets declined more than 55 percent and 65 percent, respectively, from their peaks. The economic weakness started in the U.S., but by the end of the year had spread globally. 2008 also witnessed turmoil in the financial markets that started with the near collapse of Bear Stearns, the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, bridge loans to AIG, and ended with congressional funding for other financial institutions.

The fiscal year period was even tougher for stocks in the Mid Cap Growth universe than for the equity markets in general. All of the 10 major sub segments of the Russell Midcap Growth Index posted significant declines. On a relative basis, the strongest returns for the benchmark were achieved in the Consumer Staples, Health Care and Financial Services sectors. Conversely, the weakest components of the benchmark were Utilities, Technology and Materials.

On a relative basis, the best performing segments of the Sentinel Mid Cap Growth Fund were Consumer Discretionary, which benefited from its exposure to Strayer Education Inc., Dollar Tree Inc., and Burger King Holdings Inc.; Energy, which was aided by its holdings in Range Resources Corp., Southwestern Energy Co., and Continental Resources Inc.; and Consumer Staples, whose returns were driven by positions in U.S.T Inc., McCormick & Co Inc and H.J. Heinz. The worst-performing segments of the Fund, on a relative basis, were Industrials, whose holdings in Polypore International Inc., BE Aerospace Inc., and JA Solar Holdings Co. Ltd negatively impacted performance; Financials, where positions in Affiliated Managers Group Inc., Intercontinental Exchange Inc., and MSCI Inc hurt performance; and Materials, where the Fund was hurt by not owning Rohm & Hass Co. and by its positions in Freeport-McMoran Copper & Gold, Inc., and Carpenter Technology Corp.

Mid cap stocks were among the worst performing of any domestic asset class in the fiscal year. Based on current forward 12-month earnings estimates, the sector in general, and mid cap growth stocks in particular, appear to be attractively priced when compared to historical multiples on the Russell Midcap[3] and Russell Midcap Growth[4] indices respectively. Given the massive economic stimulus programs that have been undertaken by the federal

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.

4 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Growth Fund

government, as well as additional plans which may be undertaken by the new administration in 2009, we anticipate that mid cap stocks may have the potential to rebound sometime in 2009. That being said, we do not believe that mid caps will perform well until two factors play out. The first will be an end to the recession. Generally stocks begin to discount an end to a recession by 6 months. If economic growth were to pick up by mid 2009, then mid caps could have a strong year in 2009. If the recovery does not come until the end of 2009, then investors may have to remain patient for a while longer. In order to achieve a significant rebound, the stock market also needs to see the second factor, the return of investor confidence. During the past year, volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX)1, spiked considerably. Once the markets calm down and volatility subsides, we would expect a redeployment of the cash that has been building on the sidelines.

In the interim, we plan to continue to search for companies which we believe are or will be leaders in their industry and can demonstrate strong earnings growth and/or product cycles over the next several years. We are paying particular attention to conservative balance sheets and cash generation which preclude the need for external funding in tight credit markets. The Sentinel Mid Cap Growth Fund continues to be constructed as a well-diversified portfolio of high quality companies which we believe have strong fundamentals and reasonable valuations.

1 Chicago Board Options Exchange Volatility Index (VIX) measures traders’ expectations of volatility in the stock market by tracking bid/ask quotes on the	47
Standard & Poor’s 500 Stock Index.

Sentinel Mid Cap Growth Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class B shares)

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Growth Fund Class A, B, C, & I shares; A – 1.36%, B – 2.53%, C – 2.65%, I – 0.85% . Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008.

Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Growth Fund

Average Annual Total Returns (as of November 30, 2008)
	Class A shares		Class B shares		Class C shares		Class I shares

	Without	With Max	Without	With Max	Without	With Max	Without
	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Sales Charge	Class	Symbol

Year-to-date	-47.20%	-49.84%	-47.87%	-49.95%	-47.70%	-48.23%	-46.98%	A	SNTNX

1 year	-45.78	-48.48	-46.51	-48.65	-46.35	-46.89	-45.56	B	SMGBX

3 years	-12.31	-13.79	-13.33	-14.21	-13.32	-13.32	-12.15	C	SMGCX

5 years	-4.81	-5.78	-5.86	-6.24	-5.98	-5.98	-4.70	I	SIMGX

10 years	-0.54	-1.05	-1.16	-1.16	—	—	-0.49

Since inception	—	—	—	—	-8.20	-8.20	—
Inception Date of the Fund – 9/15/69, Class C shares – 3/30/00

Note that Fund performance for Class A shares in the preceding graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the preceding graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the preceding graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. The performance of Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Mid Cap Growth Fund Class A, B, C, & I shares; A – 1.36%, B – 2.53%,
C – 2.65%, I – 0.85%. Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 28, 2008 as supplemented
October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.
Midsized company stocks can be more volatile than large company stocks.
The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Consumer Discretionary	19.9%	Consumer Staples	5.5%

Information Technology	19.7%	Financials	4.9%

Health Care	14.5%	Materials	3.7%

Industrials	13.7%	Telecommunication Services	3.1%

Energy	11.9%	Utilities	1.5%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Strayer Education, Inc.	2.6%	McAfee, Inc.	1.8%

Dollar Tree, Inc.	2.3%	Range Resources Corp.	1.8%

Stericycle, Inc.	2.1%	Burger King Holdings, Inc.	1.7%

Activision Blizzard, Inc.	2.1%	Varian Medical Systems, Inc.	1.7%

Express Scripts, Inc.	2.0%	Total of Net Assets	19.9%

Dolby Laboratories, Inc.	1.8%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 98.4%			HJ Heinz Co.	34,000	$1,320,560	Invesco Ltd.	48,800	$612,440
Consumer Discretionary 19.9%			McCormick & Co., Inc.	41,400	1,232,478	Northern Trust Corp.	14,000	642,460
Autozone, Inc. *	4,900	$535,178			4,456,848	SPDR KBW Regional
Bed Bath & Beyond, Inc. *	63,100	1,280,299	Energy 11.9%			Banking ETF	16,500	489,225
Burger King Holdings, Inc.	63,500	1,365,885	Cameron Int'l. Corp. *	35,800	755,380	T Rowe Price Group, Inc.	27,500	940,775
Cablevision Systems Corp.	46,000	674,360	Consol Energy, Inc.	27,500	796,675			3,940,392
Coach, Inc. *	49,000	877,100	Continental Resources,			Health Care 14.5%
Darden Restaurants, Inc.	47,000	859,630	Inc. *	36,000	703,800	BioMarin
Dick's Sporting Goods,			Diamond Offshore Drilling,			Pharmaceuticals, Inc. *	49,000	834,470
Inc. *	83,500	1,052,935	Inc.	4,500	332,100	Covance, Inc. *	20,400	797,232
Dollar Tree, Inc. *	44,000	1,863,840	IHS, Inc. *	27,700	1,005,233	CR Bard, Inc.	9,500	779,285
GameStop Corp. *	35,500	775,675	Nabors Industries Ltd. *	35,000	507,500	Express Scripts, Inc. *	28,300	1,627,533
Gildan Activewear, Inc. *	43,500	741,240	National Oilwell Varco,			Gen-Probe, Inc. *	34,100	1,256,585
Marriott Int'l., Inc.	67,700	1,136,683	Inc. *	14,000	396,060	Laboratory Corp of
Penn National Gaming,			PetroHawk Energy Corp. *	63,400	1,107,598	America Holdings *	13,300	842,688
Inc. *	52,300	1,108,760	Range Resources Corp.	34,300	1,422,421	Life Technologies Corp. *	43,000	1,122,300
Strayer Education, Inc.	8,600	2,060,646	Southwestern Energy Co. *	37,500	1,288,875	NuVasive, Inc. *	36,100	1,243,645
Tiffany & Co.	30,200	597,658	Transocean, Inc. *	9,100	608,608	Shire Ltd. ADR	23,000	943,000
VF Corp.	20,800	1,087,632	Weatherford Int'l. Ltd. *	53,600	684,472	St. Jude Medical, Inc. *	30,500	854,915
		16,017,521			9,608,722	Varian Medical Systems,
Consumer Staples 5.5%			Financials 4.9%			Inc. *	33,500	1,352,060
Alberto-Culver Co.	36,500	783,655	Affiliated Managers Group,					11,653,713
Central European			Inc. *	17,200	481,600	Industrials 13.7%
Distribution Corp *	30,500	721,020	HCC Insurance Holdings,			Agco Corp. *	29,500	726,290
Chattem, Inc. *	5,500	399,135	Inc.	33,200	773,892	Ametek, Inc.	34,500	1,205,085

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Growth Fund

	Shares	Value				Shares	Value
		(Note 2)					(Note 2)

BE Aerospace, Inc. *	67,300	$550,514	Utilities		1.5%
Bucyrus Int'l., Inc.	33,000	644,490	ITC Holdings Corp.			28,100	$1,180,200
Corrections Corp of			Total Common Stocks
America *	30,630	554,097	(Cost $100,526,471)				79,251,125
First Solar, Inc. *	8,500	1,061,140				Principal
Jacobs Engineering						Amount
Group, Inc. *	30,000	1,343,100				(M=$1,000)
Precision Castparts Corp.	13,600	852,720	Corporate Short-Term Notes 1.5%
Republic Services, Inc.	50,000	1,200,000	United Parcel
Ritchie Bros Auctioneers,			0.28%, 12/01/08
Inc.	62,500	1,166,875	(Cost $1,200,000)			1,200M	1,200,000
Stericycle, Inc. *	30,200	1,730,460	Total Investments 99.9%
		11,034,771	(Cost $101,726,471)†				80,451,125
Information Technology 19.7%			Other Assets in Excess of
Activision Blizzard, Inc. *	142,000	1,661,400	Liabilities 0.1%				108,464
Altera Corp.	85,500	1,257,705	Net Assets 100.0%				$ 80,559,589
Amphenol Corp.	49,600	1,151,712
Ansys, Inc. *	35,000	1,010,100	*	Non-income producing
Broadcom Corp. *	86,700	1,327,377	†	Cost for federal income tax purposes is
Citrix Systems, Inc. *	16,900	450,554		$102,959,354. At November 30, 2008
				unrealized depreciation for federal income
Cognizant Technology				tax purposes aggregated $22,508,229 of
Solutions Corp. *	70,400	1,351,680		which $3,528,733 related to appreciated
Dolby Laboratories, Inc. *	48,000	1,431,360		securities and $26,036,962 related to
Equinix, Inc. *	26,000	1,180,660		depreciated securities.
Juniper Networks, Inc. *	64,300	1,117,534	ADR	-	American Depository Receipt
McAfee, Inc. *	47,000	1,425,510	ETF	-	Exchange Traded Fund
MEMC Electronic			SPDR -		Standard & Poor's Depository Receipts
Materials, Inc. *	26,000	390,520
Nuance Communications,
Inc. *	103,900	953,802
Trimble Navigation Ltd. *	58,100	1,182,916
		15,892,830
Materials 3.7%
Agrium, Inc.	23,900	750,938
Crown Holdings, Inc. *	45,000	722,250
Freeport-McMoRan
Copper & Gold, Inc.	23,000	551,770
Praxair, Inc.	15,800	932,990
		2,957,948
Telecommunication Services 3.1%
American Tower Corp. *	28,500	776,340
MetroPCS
Communications, Inc. *	68,500	1,002,840
NII Holdings, Inc. *	37,500	729,000
		2,508,180

Sentinel Mid Cap Value Fund

(Unaudited)

The Sentinel Mid Cap Value Fund Class A shares returned negative 43.72% * for the fiscal year ending November 30, 2008. This compared to the Russell Midcap Value Index1, which returned negative 41.95% for the same time period. The Fund’s negative performance relative to its benchmark was driven by negative relative performance in the Energy, Industrials, Consumer Staples, Utilities and Materials sectors, partially offset by positive relative performance in Consumer Discretionary, Financials, Information Technology, and Telecomm Services. The second half of the fiscal year has been characterized by extreme volatility in the equity markets as investors responded to a deepening credit crisis and a global recession. There is little doubt that we are in the midst of a massive, widespread deleveraging process that is likely to continue well into 2009, and perhaps beyond. We identify three different categories of deleveraging that have differing time frames and implications for the equity markets and the broader economy.

The first type of deleveraging is a result of redemptions from levered hedge funds. Hedge funds have been pressured by the dual impact of banks and brokers reducing credit availability, and investors raising cash. As a result, portfolio managers have been forced to sell stocks, irrespective of price or quality of the underlying business, often into markets with low levels of liquidity, which has led to dramatic declines in certain equities. The forced deleveraging has created unusually large disconnects between the asset value or intrinsic value of businesses, and the market value of their shares. It is important for investors to draw a distinction between the equities of sound businesses that have suffered a temporary reduction in their market values because of forced selling, and permanent losses of capital due to solvency or liquidity issues that businesses could not overcome. We believe that as long as the underlying businesses remain sound and well-financed, the sharp declines in share prices should be temporary in nature.

We believe the second and third types of deleveraging are likely to be more long-term in nature. They are deleveraging by financial institutions and consumers. Financial institutions, on a global basis, have written down approximately $1 trillion in troubled assets since the start of the credit crisis. Much of those funds have been replaced through a combination of private and government sources. Going forward, critical questions that remain unanswered, are how much more troubled assets have yet to be written down, and whether there will be fresh capital available to replace them. In our view, if write downs continue to grow, it is likely to become increasingly challenging to replace this capital, which would have an adverse impact on economic activity. If, on the other hand, write downs start to ease in the near future and infusions of fresh capital are brought into the system, this would be a constructive development.

Consumer deleveraging in the U.S. has begun to pick up in recent months as illustrated by an increase in the savings rate as consumers react to rising unemployment and tightened credit. With consumer spending accounting

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

for about 70 percent of U.S. GDP, further reductions in spending may have a dampening effect on GDP in 2009.

Putting it all together, U.S. economic growth appears likely to continue its path of deceleration likely rendering 2009 analyst earnings forecasts too optimistic. Although hedge fund deleveraging may abate in the coming months and may cause a compressed upward move in some of the stocks that were impacted, the effect of the credit crisis and the economic recession may continue to pressure the equity markets through 2009. The extent of the damage will be heavily influenced by the future path of the credit crisis. In addition, there are several offsetting factors that could help cushion the blows. A substantial stimulus package from the Obama administration coupled with the benefits of lower oil prices and efforts to lower mortgage rates would clearly benefit the economy. In the current setting, we are mindful of the risks in the market, but excited by opportunities for exceptional long-term returns that have developed as a result of forced deleveraging that has depressed the share prices of sound businesses to levels where the discount between the intrinsic worth of the business and the market price is unjustifiably large. The unsettled markets strengthen the case for our strategy of focusing on companies that are run by managements with demonstrated records of excellence in capital allocation, and which possess strong financial postures and businesses that are not generally characterized by excessive levels of either operating or financial leverage. In the current environment these types of companies appear well positioned to increase market share and acquire assets of strategic value. As we move through the financial crisis, this combination could translate into significantly enhanced earning power and cash generation, which ultimately benefits long-term shareholders.

53

Sentinel Mid Cap Value Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales load. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower. For the Mid Cap Value Fund Class I shares performance from October 12, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses.

The following are total annual operating expense ratios for Sentinel Mid Cap Value Fund Class A, C, & I shares; A – 1.81%, C – 2.04%, I – 0.90% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Mid Cap Value Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Energy	20.0%	Materials	5.0%

Consumer Discretionary	12.6%	Utilities	4.6%

Financials	11.3%	Telecommunication Services	4.1%

Industrials	11.2%	Information Technology	3.9%

Health Care	10.9%	Consumer Staples	1.1%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Willis Group Holdings Ltd.	5.8%	Thermo Fisher Scientific, Inc.	4.4%

Golar LNG Ltd.	5.7%	Alaska Communications Systems Group,	4.1%

Lions Gate Entertainment Corp.	5.2%	Aegean Marine Petroleum Network, Inc.	3.8%

Arch Capital Group Ltd.	5.2%	Keppel Corp. Ltd.	3.6%

Delta Petroleum Corp.	5.2%	Total of Net Assets	47.5%

Int'l. Flavors & Fragrances, Inc.	4.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 82.1%			Financials 11.3%			Xerox Corp.	211,600	$1,479,084
Consumer Discretionary 12.6%			Arch Capital Group Ltd. *	122,038	$8,272,956			6,146,863
Discovery Communications,			Unum Group	27,700	412,730	Materials 5.0%
Inc. Series A *	120,200	$1,803,000	Willis Group Holdings Ltd.	400,900	9,248,763	Denison Mines Corp. *	317,500	254,000
Discovery Communications,					17,934,449	Int'l. Flavors &
Inc. Series C *	92,700	1,402,551	Health Care 10.9%			Fragrances, Inc.	233,200	7,121,928
Eastman Kodak Co.	333,700	2,526,109	Hospira, Inc. *	31,100	933,933	Nova Chemicals Corp.	62,500	515,000
Lions Gate Entertainment
Corp. *	1,282,900	8,300,363	Laboratory Corp of					7,890,928
News Corp.	624,100	4,930,390	America Holdings *	79,800	5,056,128	Telecommunication Services 4.1%
Source Interlink Cos.,			Quest Diagnostics, Inc.	82,000	3,818,740	Alaska Communications
Inc. *	13,400	2,680	Syneron Medical Ltd. *	60,300	440,793	Systems Group, Inc.	669,400	6,493,180
Wendy's/Arby's Group, Inc.	231,000	928,620	Thermo Fisher Scientific,			Utilities 4.6%
		19,893,713	Inc. *	194,400	6,936,192	Calpine Corp. *	554,100	4,964,736
					17,185,786	Constellation Energy
Consumer Staples 0.2%			Industrials 10.7%			Group, Inc.	37,500	917,625
Bunge Ltd.	8,100	343,926	Aegean Marine Petroleum			SCANA Corp.	39,700	1,379,575
Energy 18.8%			Network, Inc.	489,000	5,936,460			7,261,936
Delta Petroleum Corp. *	1,445,657	8,254,702	Goodrich Corp.	9,900	333,135	Total Common Stocks
Golar LNG Ltd.	1,382,232	8,943,041	Ingersoll-Rand Co. Ltd.	302,500	4,743,200	(Cost $187,997,283)		129,829,014
Gulfmark Offshore, Inc. *	127,300	3,602,590	Keppel Corp. Ltd. ADR *	1,027,000	5,699,850	Foreign Stocks 2.6%
Newpark Resources *	796,610	3,664,406	WESCO Int'l., Inc. *	13,250	195,967	Australia 1.2%
Paladin Energy Ltd. *	1,055,400	1,751,964			16,908,612	Arrow Energy Ltd. * (b)	1,377,530	1,907,167
Rowan Cos., Inc.	172,000	2,984,200	Information Technology 3.9%			Norway 1.4%
SEACOR Holdings, Inc. *	8,600	568,718	Genpact Ltd. *	101,300	803,309	Marine Harvest * (b)	10,324,800	1,475,223
		29,769,621	NeuStar, Inc. *	201,800	3,864,470

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Value Fund

	Shares	Value
		(Note 2)

Wilh Wilhelmsen ASA (b)	61,000	$ 798,746
		2,273,969
Total Foreign Stocks
(Cost $10,655,257)		4,181,136
	Principal
	Amount
	(M=$1,000)

Corporate Short-Term Notes 7.6%
Chevron Funding
0.65%, 12/01/08	7,000M	7,000,000
Nestle Capital Corp.
0.1%, 12/01/08	5,000M	5,000,000
Total Corporate Short-Term Notes
(Cost $12,000,000)		12,000,000
U.S. Government Obligations 8.7%
Federal Home Loan Bank 3.8%
Agency Discount Notes:
0.1%, 12/05/08	6,000M	5,999,933
Federal Home Loan Mortgage
Corporation 4.9%
Agency Discount Notes:
0.111%, 12/08/08	7,800M	7,799,832
Total U.S. Government
Obligations
(Cost $13,799,765)		13,799,765
Total Investments 101.0%
(Cost $224,452,305)†		159,809,915
Excess of Liabilities Over
Other Assets (1.0)%		(1,593,321)
Net Assets 100.0%		$ 158,216,594

* Non-income producing
† Cost for federal income tax purposes is
$224,809,447. At November 30, 2008
unrealized depreciation for federal income
tax purposes aggregated $64,999,532 of
which $4,667,664 related to appreciated
securities and $69,667,196 related to
depreciated securities.
(b) Fair Valued.

ADR	- American Depository Receipt

Sentinel Short Maturity Government Fund

(Unaudited)

The Sentinel Short Maturity Government Fund Class A shares returned 4.43% * for the fiscal year ending November 30, 2008. By comparison, the Barclays Capital 1-3 Year Government Index1 returned 5.87% and the Barclays Capital U.S. MBS Index2 returned 6.86% . Its peer group, the Morningstar Short Government category3 returned 3.22% for the same period.

The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing in U.S. government bonds, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and an intermediate government bond fund. At least 80% of the Fund’s net assets are invested in U.S. government securities with average lives, at the time of purchase, of 3 years or less. The investment style of the Fund has been to have at least 95% of assets invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-maturity securities has been fairly limited over a 12-month investment horizon. In addition, yield and total return are highly and positively correlated for short duration instruments over short-term investment horizons. The Fund’s target duration has been 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in performance relative to short-term U.S. Treasury securities if short-term interest rates decline sharply.

During the fiscal year, the Federal Reserve aggressively lowered interest rates in an effort to alleviate the global liquidity crisis. The Federal Funds target rate was cut 3.5%, from 4.5% to 1%, while the Discount Rate was slashed 3.75%, from 5% to 1.25% . As a result, yields on U.S. Treasury securities fell sharply with the yield on the 2-year U.S. Treasury Note falling 201 basis points to 0.98% while the yield on the 30-year Bond declined 94 basis points to 3.44%, a record low. The Sentinel Short Maturity Government Fund underperformed the Barclays Capital 1-3 year Government Index due to its lack of U.S. Treasury exposure, but outperformed its Morningstar peer group due to its superior income level and security selection.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of securities from the Barclays Capital U.S. Government Bond Index with maturities between one and three years. An investment cannot be made directly in an index.

2 The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

57

Sentinel Short Maturity Government Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class S shares reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return Without Sales Charge in the accompanying table reflects expenses and management fees but no CDSC.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares; A – 1.09%, S – 1.59% . Expense ratio data for Class A & S shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally increase when interest rates fall and generally decrease when interest rates rise. A fund’s investments in mortgage backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of securities from the Barclays Capital U.S. Government Bond Index with maturities between one and three years. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made in an index.

Sentinel Short Maturity Government Fund

Fund Profile
at November 30, 2008

Average Effective Duration
			Percent of
Duration		Fixed Income Holdings

Less than 1 yr.			54.9%

1 yr. to 2.99 yrs.			38.4%

3 yrs. to 3.99 yrs.			6.7%

Average Effective Duration (for all Fixed Income Holdings) 0.9 years**

Top 10 Holdings*

		Maturity Percent of				Maturity Percent of
Description	Coupon	Date Net Assets		Description	Coupon	Date	Net Assets

FHRR R005 AB	5.50%	12/15/18	9.8%

FHRR R004 AL	5.125%	12/15/13	6.3%	FHRR R007 AC	5.875%	05/15/16	3.4%

FHR 2388 BG	6.50%	12/15/31	5.8%	FNR 06-93 PK	5.50%	04/25/36	3.3%

FHR 2495 VB	6.00%	09/15/17	4.7%	FHR 3487 EA	6.00%	03/15/24	3.2%

GNR 02-41 TE	6.00%	07/16/31	4.2%	FHRR R006 AK	5.75%	12/15/18	3.0%

FHR 2435 HL	6.50%	09/15/31	3.8%	Total of Net Assets			47.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2008
	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 93.5%			FHR R013 AB			15-Year:
Federal Home Loan Bank 6.6%			6%, 12/15/21	3,260M	$3,316,904	FHLMC E00292
Agency Discount Notes:			FHR 2492 PE			6.5%, 04/01/09	2M	$1,862
0.15%, 12/01/08	14,300M	$14,300,000	6%, 01/15/22	5,338M	5,433,675	FHLMC G10330
			FHR 3487 EA			7%, 01/01/10	11M	11,353
Federal Home Loan Mortgage			6%, 03/15/24	6,742M	6,859,538	FHLMC E61405
Corporation 62.4%			FHR 3165 JA			7%, 08/01/10	5M	5,067
Collateralized Mortgage Obligations:			5.5%, 04/15/26	3,732M	3,786,035	FHLMC E62686
FHR 2835 VK			FHR 3176 HA			7%, 01/01/11	46M	46,629
5.5%,11/15/12	925M	934,898	6%, 02/15/28	6,334M	6,477,546	FHLMC E00422
FHRR R004 AL			FHR 2978 CK			7%, 03/01/11	30M	30,623
5.125%, 12/15/13	13,721M	13,731,592	5.5%, 06/15/28	4,600M	4,653,912	FHLMC M30120
FHRR R007 AC			FHR 2953 PC			5.5%, 05/01/11	40M	40,444
5.875%, 05/15/16	7,202M	7,320,957	5.5%, 08/15/29	6,434M	6,522,449	FHLMC M30121
FHR 2353 TD			FHR 2435 HL			5.5%, 05/01/11	73M	74,504
6%, 09/15/16	217M	228,032	6.5%, 09/15/31	8,114M	8,255,026	FHLMC E00436
FHR 2495 VB			FHR 2388 BG			7%, 06/01/11	15M	15,993
6%, 09/15/17	10,000M	10,195,058	6.5%, 12/15/31	12,031M	12,483,078	FHLMC E64484
FHRR R005 AB					121,455,097	7%, 06/01/11	2M	1,622
5.5%, 12/15/18	20,842M	21,183,309	Mortgage-Backed Securities:			FHLMC M30123
FHRR R006 AK			10-Year:			6.5%, 07/01/11	35M	35,734
5.75%, 12/15/18	6,402M	6,542,802	FHLMC E89015			FHLMC E85491
FHRR R010 AB			6.5%, 04/01/12	308M	322,017	6.5%, 09/01/11	80M	82,762
5.5%, 12/15/19	3,485M	3,530,286				FHLMC F70014
						7.5%, 09/01/11	85M	87,796

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

FHLMC E72904			Federal National Mortgage			15-Year:
8%, 11/01/11	13M	$13,209	Association 15.5%			FNMA 511846
FHLMC F70015			Collateralized Mortgage Obligations:			9%, 01/01/10	1M	$1,055
8%, 12/01/11	29M	30,656				FNMA 321199
FHLMC G10654			FNR 07-77 J			7%, 09/01/10	11M	11,330
7%, 02/01/12	152M	157,094	5.5%, 10/25/28	5,202M	$5,282,216	FNMA 324087
FHLMC G10705			FNR 05-105 TJ			7%, 09/01/10	7M	7,476
6.5%, 08/01/12	205M	210,738	5.5%, 12/25/35	1,989M	1,987,288	FNMA 325432
FHLMC G11228			FNR 06-93 PK			7%, 09/01/10	18M	18,890
6.5%, 12/01/12	34M	35,249	5.5%, 04/25/36	6,913M	7,105,004	FNMA 313758
FHLMC E94628					14,374,508	7%, 11/01/10	397	398
5%, 02/01/13	767M	789,801	Mortgage-Backed Securities:			FNMA 250441
FHLMC E72131			10-Year:			6.5%, 12/01/10	24M	24,555
6.5%, 08/01/13	161M	165,625	FNMA 516230			FNMA 303902
FHLMC G11135			8%, 08/01/09	10M	10,327	7%, 05/01/11	14M	14,751
6.5%, 08/01/13	141M	144,458	FNMA 253329			FNMA 303943
FHLMC E72178			7.5%, 05/01/10	51M	51,877	6.5%, 06/01/11	74M	75,933
6.5%, 09/01/13	88M	90,265	FNMA 253362			FNMA 250613
FHLMC G10965			7.5%, 05/01/10	53M	53,782	6.5%, 07/01/11	41M	42,205
7.5%, 10/01/14	40M	42,383	FNMA 253472			FNMA 250781
FHLMC E82128			7.5%, 09/01/10	78M	79,683	6.5%, 12/01/11	15M	15,218
7%, 03/01/15	54M	55,488	FNMA 253507			FNMA 367201
FHLMC E00843			7.5%, 09/01/10	50M	51,212	6.5%, 12/01/11	27M	27,826
8%, 04/01/15	19M	20,603	FNMA 595730			FNMA 367202
FHLMC E01009			6.5%, 09/01/11	39M	40,571	7%, 12/01/11	47M	48,448
6.5%, 08/01/16	714M	736,477	FNMA 603547			FNMA 370468
FHLMC G11585			6.5%, 09/01/11	52M	54,311	7%, 01/01/12	35M	35,699
7%, 02/01/17	523M	544,334	FNMA 254082			FNMA 576800
FHLMC E88357			5.5%, 10/01/11	76M	77,168	8.5%, 01/01/12	33M	36,384
6.5%, 03/01/17	151M	154,764	FNMA 254076			FNMA 390784
FHLMC J05907			6.5%, 10/01/11	84M	86,706	6%, 05/01/12	54M	55,733
6%, 08/01/19	6,176M	6,300,365	FNMA 254119			FNMA 251300
		9,925,898	5.5%, 11/01/11	108M	110,511	7%, 08/01/12	51M	53,252
20-Year:			FNMA 254113			FNMA 596145
FHLMC C90035			6.5%, 11/01/11	73M	74,974	6.5%, 06/01/13	16M	17,210
6.5%, 11/01/13	178M	184,745	FNMA 254163			FNMA 433301
FHLMC D94982			5.5%, 12/01/11	172M	176,213	6.5%, 07/01/13	421M	433,919
7%, 04/01/16	155M	161,324	FNMA 254226			FNMA 512520
FHLMC D94230			5.5%, 02/01/12	704M	721,298	7%, 07/01/13	144M	147,008
7.5%, 10/01/19	241M	254,874	FNMA 633905			FNMA 426453
		600,943	5.5%, 03/01/12	152M	156,020	5.5%, 10/01/13	203M	208,142
			FNMA 644268			FNMA 446787
30-Year:			5.5%, 04/01/12	47M	48,205	5.5%, 01/01/14	322M	330,243
FHLMC 160081						FNMA 447881
10.25%, 06/01/09	18	18	FNMA 254399			5.5%, 01/01/14	132M	135,448
FHLMC 555131			6.5%, 06/01/12	629M	654,709
8.25%, 12/01/09	161	163	FNMA 254427			FNMA 496015
			6.5%, 07/01/12	957M	996,632	5.5%, 04/01/14	26M	26,619
FHLMC 302609						FNMA 528088
8%, 08/01/17	55M	58,306	FNMA 254457			5.5%, 05/01/14	132M	135,329
FHLMC G00100			6.5%, 07/01/12	159M	166,031
8%, 02/01/23	18M	19,013	FNMA 254698			FNMA 536814
			6.5%, 01/01/13	311M	325,372	5.5%, 06/01/14	292M	300,347
FHLMC A17291						FNMA 576789
6.5%, 11/01/33	2,497M	2,581,125	FNMA 254882			5.5%, 06/01/14	71M	73,169
		2,658,625	5%, 08/01/13	84M	86,320
			FNMA 255368			FNMA 768628
Total Federal Home Loan			5.5%, 07/01/14	439M	456,418	5.5%, 09/01/15	422M	433,155
Mortgage Corporation		134,962,580			4,478,340

Sentinel Short Maturity Government Fund

	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

FNMA 630985			FNMA 49584			GNMA 415068
7%, 09/01/15	336M	$348,495	8.25%, 09/01/17	40M	$42,944	6%, 01/15/11	11M	$11,071
FNMA 594601			FNMA 479421			GNMA 780659
8.5%, 10/01/15	18M	20,844	7%, 09/01/21	72M	75,973	7.5%, 08/15/12	9M	9,405
FNMA 619191			FNMA 207530			GNMA II 2542
6.5%, 12/01/15	470M	483,915	8.25%, 04/01/22	12M	13,082	7%, 01/20/13	28M	28,876
FNMA 535631			FNMA 175123			GNMA 462328
7%, 12/01/15	506M	528,630	7.45%, 08/01/22	139M	146,706	6.5%, 04/15/13	99M	102,927
FNMA 594602					745,712	GNMA 780759
9%, 01/01/16	15M	17,356	Total Federal National			6.5%, 04/15/13	166M	174,460
FNMA 609148			Mortgage Association		33,655,460	GNMA 349029
7%, 02/01/16	2,066M	2,150,370				7%, 04/15/13	17M	17,273
			Government National Mortgage
FNMA 535777			Corporation 9.0%			GNMA 456869
5.5%, 03/01/16	310M	318,627	Collateralized Mortgage Obligations:			6.5%, 05/15/13	7M	7,744
FNMA 663227						GNMA 780859
6%, 03/01/16	319M	326,680	GNR 02-41 TE			7.5%, 09/15/13	11M	11,453
FNMA 574598			6%, 07/16/31	8,864M	9,055,905	GNMA 780978
6%, 05/01/16	339M	347,537				6.5%, 02/15/14	1,343M	1,407,998
			GNR 03-3 LM
FNMA 545298			5.5%, 02/20/32	3,595M	3,640,173	GNMA 781109
5.5%, 11/01/16	309M	316,763			12,696,078	7%, 11/15/14	3,105M	3,265,473
FNMA 614920						GNMA 489953
5.5%, 12/01/16	358M	366,867	Mortgage-Backed Securities:			6%, 12/15/16	55M	56,675
FNMA 792797			10-Year:					5,130,170
5.5%, 04/01/17	464M	476,661	GNMA 634538			20-Year:
FNMA 671380			6%, 09/15/14	483M	500,729	GNMA 248682
6%, 11/01/17	299M	306,852	GNMA 634545			9.75%, 06/15/10	3M	3,685
FNMA 679165			6.5%, 09/15/14	476M	493,982	GNMA 628440
5.5%, 02/01/18	342M	350,749			994,711	7%, 04/15/24	713M	739,429
FNMA 725284			15-Year:					743,114
7%, 11/01/18	2,184M	2,264,037	GNMA 780303
FNMA 985670			6.5%, 02/15/09	851	854	30-Year:
6.5%, 10/01/21	2,141M	2,203,171				GNMA 91758
		13,537,296	GNMA 345594
			6%, 03/15/09	2M	2,276	10%, 11/15/09	273	284
						GNMA 495
20-Year:			GNMA 366674			10%, 02/20/16	459	526
FNMA 190659			6%, 03/15/09	891	909			810
7%, 02/01/14	157M	165,417	GNMA 388287
FNMA 190697			6%, 03/15/09	1M	1,442	Total Government National
7%, 03/01/14	312M	327,216	GNMA 355866			Mortgage Corporation		19,564,883
FNMA 251716			6%, 04/15/09	2M	2,257	Total U.S. Government
10.5%, 03/01/18	24M	26,971	GNMA 360238			Obligations
		519,604	6%, 04/15/09	2M	1,863	(Cost $201,960,868)		202,482,923
30-Year:			GNMA 366773			Corporate Short-Term Notes 5.5%
			6%, 04/15/09	3M	2,933
FNMA 10134						Chevron Funding
8.75%, 08/01/09	2M	1,648	GNMA 371934			0.7%, 12/04/08	8,300M	8,299,516
FNMA 366221			6%, 04/15/09	5M	4,856	United Parcel
9.5%, 03/01/11	8M	8,100	GNMA 375876			0.25%, 12/03/08	3,600M	3,599,950
FNMA 23			6%, 04/15/09	3M	2,768	Total Corporate Short-
8.5%, 08/01/11	1M	1,036	GNMA 378884			Term Notes (Cost $11,899,466)		11,899,466
			6%, 04/15/09	2M	2,505
FNMA 124871						Total Investments 99.0%
7%, 05/01/13	140M	145,819	GNMA 385492			(Cost $213,860,334)†		214,382,389
			6%, 04/15/09	1M	1,057
FNMA 20497			GNMA 391659			Other Assets in Excess of
8.75%, 07/01/13	4M	3,680	6.5%, 04/15/09	11M	11,101	Liabilities 1.0%		2,056,906
FNMA 454727			GNMA 780369
10.5%, 01/01/16	23M	24,491				Net Assets 100.0%		$ 216,439,295
			7%, 09/15/09	2M	1,994
FNMA 626664
6%, 04/01/17	275M	282,233
61

Sentinel Short Maturity Government Fund

† Cost for federal income tax purposes is
$213,860,504. At November 30, 2008
unrealized appreciation for federal income
tax purposes aggregated $521,885 of which
$920,897 related to appreciated securities
and $399,012 related to depreciated
securities.

Sentinel Small Company Fund (Unaudited)

The Sentinel Small Company Fund Class A shares were down 35.47% * for the fiscal year ending November 30, 2008. This performance compared favorably to the Russell 2000 Index’s1 return of negative 37.46% and the negative 35.55% return of the S&P SmallCap 600 Index2, and was significantly ahead of the Morningstar Small Growth category3 which came in at negative 44.21% .

In a sharp reversal from last year’s late fourth quarter rally, the market turned drastically lower to start the year. This appeared to set the tone for an environment of dramatic moves in 2008 with significant sector rotation as well as huge swings in leadership between growth and value. However the shocks to the financial markets experienced during the third quarter snowballed into one of the worst markets we have seen and made the first quarter’s downdrafts look mild by comparison. Consistent with our conservative growth investment strategy, the Fund offered our shareholders less volatility this year than our Morningstar peer group in this very challenging market.

For the fiscal year, our outperformance over the Russell 2000 Index was significantly driven by our stock selection versus our sector weights. On a sector basis, our holdings in the Consumer Discretionary, Industrials and Consumer Staples sectors did well compared to the corresponding sectors in the Russell 2000 Index. In the Consumer Discretionary sector, our lack of exposure to Autos and Media as well as good stock selection in the Consumer Durables and Apparel area was beneficial for the period. Strong stock selection across our Capital Goods and Transportation holdings drove the outperformance in the Industrials sector. Within the Consumer Staples sector, good performance was the result of overweight and stock selection in the Household & Personal Products group. We experienced weakness from our positions in Financials and Materials compared to the Russell 2000. Within Financials, our underweight and stock selection in Banks were a drag on results; and within Materials, our holdings in Chemicals as well as Metals & Mining lagged for the period.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation gives confidence in our aim to continue to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Sentinel Small Company Fund for continued long-term success.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

2 The S&P SmallCap 600 Index covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index. 3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Small Company Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class B shares)

Average Annual Total Returns (as of November 30, 2008)
	Class A shares		Class B shares		Class C shares		Class I shares

	Without	With Max	Without	With Max	Without	With Max	Without
	Sales Charge Sales Charge Sales Charge Sales Charge Sales Charge Sales Charge Sales Charge							Class	Symbol

Year-to-date	-35.02%	-38.23%	-35.64%	-38.22%	-35.46%	-36.11%	-34.70%	A	SAGWX

1 year	-35.47	-38.69	-36.18	-38.42	-36.04	-36.61	-35.16	B	SESBX

3 years	-6.62	-8.19	-7.49	-8.13	-7.39	-7.39	-6.43	C	SSCOX

5 years	0.97	-0.04	0.07	-0.18	0.14	0.14	1.09	I	SIGWX

10 years	7.95	7.39	7.34	7.34	—	—	8.01

Since inception	—	—	—	—	2.85	2.85	—
Inception Date of the Fund – 3/1/93, Class C shares – 7/9/01

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class B and C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, B, C, & I shares; A – 1.13%, B – 2.01%, C – 1.98%, I – 0.76% . Expense ratio data for Class A, B & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The S&P SmallCap 600 covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

Sentinel Small Company Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Industrials	18.5%	Consumer Staples	7.3%

Information Technology	17.1%	Energy	6.8%

Health Care	14.7%	Materials	4.2%

Financials	13.8%	Telecommunication Services	1.0%

Consumer Discretionary	10.3%	Utilities	0.9%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Chattem, Inc.	1.8%	Waste Connections, Inc.	1.6%

HCC Insurance Holdings, Inc.	1.7%	Aptargroup, Inc.	1.5%

Endurance Specialty Holdings Ltd.	1.7%	Portfolio Recovery Associates, Inc.	1.5%

Polycom, Inc.	1.7%	Bio-Rad Laboratories, Inc.	1.5%

Ansys, Inc.	1.6%	Total of Net Assets	16.2%

Silgan Holdings, Inc.	1.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 94.6%			Church & Dwight Co., Inc.	215,000	$12,779,600	Glacier Bancorp, Inc.	457,200	$8,129,016
Consumer Discretionary 10.3%			Flowers Foods, Inc.	492,000	13,175,760	HCC Insurance Holdings,
Burger King Holdings, Inc.	435,000	$9,356,850	Hain Celestial Group, Inc. *	480,000	7,555,200	Inc.	756,000	17,622,360
Choice Hotels Int'l., Inc.	390,000	9,792,900			75,339,310	Healthcare Realty Trust,
Dress Barn, Inc. *	854,440	6,690,265				Inc. * (b)(c)	370,000	7,096,600
			Energy 6.8%
Gildan Activewear, Inc. *	665,000	11,331,600	Arena Resources, Inc. *	295,000	7,808,650	Home Properties,
						Inc. * (b)(c)	142,650	5,563,350
Iconix Brand Group, Inc. *	1,100,000	9,317,000	Comstock Resources,			Investment Technology
LKQ Corp. *	1,475,400	15,373,668	Inc. *	330,000	13,836,900	Group, Inc. *	525,000	8,783,250
McCormick & Schmick's			Core Laboratories NV	190,000	12,655,900	Lexington Realty Tr. * (b)	1,225,000	5,941,250
Seafood Restaurants,			Dril-Quip, Inc. *	275,000	5,412,000
Inc. *	280,400	1,009,440				optionsXpress Holdings,
			NATCO Group, Inc. *	360,000	6,526,800	Inc.	870,000	12,258,300
Men's Wearhouse, Inc.	370,000	3,936,800	Oil States Int'l., Inc. *	380,000	8,139,600	Portfolio Recovery
Morningstar, Inc. *	245,000	7,889,000	Superior Energy Services,			Associates, Inc.*	465,000	15,698,400
Phillips-Van Heusen Corp.	205,000	3,575,200	Inc. *	605,000	10,194,250	Raymond James
Sonic Corp. *	336,800	2,845,960	Tetra Technologies, Inc. *	1,225,000	5,904,500	Financial, Inc.	375,000	8,238,750
Tractor Supply Co. *	295,000	11,322,100			70,478,600	Selective Insurance Group	655,000	15,038,800
Wolverine World Wide, Inc.	745,000	14,356,150	Financials 13.8%					143,403,426
		106,796,933	Bancorpsouth, Inc.	450,000	10,008,000	Health Care 14.7%
Consumer Staples 7.3%			Corporate Office			American Medical
Alberto-Culver Co.	445,000	9,554,150	Properties Trust SBI			Systems Holdings, Inc.**	1,033,400	9,093,920
Casey's General Stores,			MD * (b)	195,000	5,793,450	Bio-Rad Laboratories,
Inc.	285,000	8,450,250	Delphi Financial Group,			Inc. *	210,000	15,573,600
Central European			Inc.	485,000	5,868,500	Catalyst Health Solutions,
Distribution Corp *	225,000	5,319,000	Endurance Specialty			Inc. *	410,000	9,225,000
Chattem, Inc. *	255,000	18,505,350	Holdings Ltd.	645,000	17,363,400	Dionex Corp. *	200,000	10,258,000

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

								Principal
	Shares	Value		Shares	Value			Amount	Value
		(Note 2)			(Note 2)			(M=$1,000)	(Note 2)

Gen-Probe, Inc. *	285,000	$10,502,250	Intersil Corp.	635,000	$5,753,100	U.S. Government Obligations 0.1%
Haemonetics Corp. *	120,000	6,862,800	Jack Henry & Associates,			Federal National Mortgage
Idexx Laboratories, Inc. *	275,000	8,500,250	Inc.	540,000	9,941,400	Association 0.1%
Immucor, Inc. *	305,000	7,402,350	Mettler Toledo Int'l. Inc *	6,940	570,815	Agency Discount Notes:
						1%, 01/26/09
Integra LifeSciences			Micros Systems, Inc. *	730,000	12,154,500	(Cost $853,670)		855M	$853,670
Holdings Corp. *	335,000	10,549,150	NeuStar, Inc. *	695,000	13,309,250	Total Investments 97.8%
inVentiv Health, Inc. *	125,000	1,503,750	Nice Systems Ltd. ADR *	670,000	14,941,000	(Cost $1,316,623,059)†			1,013,339,617
MedAssets, Inc. *	460,000	5,842,000	Nuance Communications,
Meridian Bioscience, Inc.	410,000	9,770,300	Inc. *	875,000	8,032,500	Other Assets in Excess of
NuVasive, Inc. *	160,000	5,512,000	Polycom, Inc. *	915,000	17,229,450	Liabilities 2.2%			22,935,558
Sirona Dental Systems,			Power Integrations, Inc.	525,000	9,607,500	Net Assets 100.0%			$ 1,036,275,175

Inc. *	380,000	4,552,400	Progress Software Corp. *	475,000	10,108,000
Techne Corp.	155,000	9,611,550	Quality Systems, Inc.	512,600	15,413,882
Varian, Inc. *	362,000	13,249,200	Rofin-Sinar Technologies,
West Pharmaceutical			Inc. *	540,000	12,819,600	*		Non-income producing
Services, Inc.	400,000	14,200,000			176,881,297	†	Cost for federal income tax purposes is
		152,208,520	Materials 4.2%				$1,317,601,176. At November 30, 2008
							unrealized depreciation for federal income
Industrials 18.5%			Aptargroup, Inc.	475,000	15,884,000		tax purposes aggregated $304,261,559 of
American Reprographics			Carpenter Technology				which $66,944,487 related to appreciated
Co. *	830,250	6,500,858	Corp.	390,000	6,497,400		securities and $371,206,046 related to
								depreciated securities.
Clarcor, Inc.	325,000	10,435,750	Flotek Industries, Inc. *	1,350,000	4,063,500
Copart, Inc. *	232,220	6,193,307	Silgan Holdings, Inc.	375,000	16,965,000	(b)	Real Estate Investment Trusts
CRA Int'l., Inc. *	310,000	8,996,200			43,409,900	(c)	Return of Capital paid during the fiscal
Curtiss-Wright Corp.	280,000	9,352,000	Telecommunication Services 1.0%					period
Dynamic Materials Corp.	475,000	7,552,500	Cbeyond, Inc. *	695,000	10,570,950	ADR	-	American Depository Receipt
Forward Air Corp.	505,000	11,675,600	Utilities 0.9%			SBI	-	Shares Beneficial Interest
Healthcare Services Group	915,000	14,548,500	Atmos Energy Corp.	370,000	9,224,100
Heartland Express, Inc.	945,000	14,590,800	Total Common Stocks
Heico Corp.	210,000	4,880,400	(Cost $1,283,997,277)		980,713,835
IDEX Corp.	465,000	10,695,000		Principal
Interline Brands, Inc. *	718,600	6,639,864		Amount
Kaydon Corp.	405,000	12,494,250		(M=$1,000)
Moog, Inc. *	385,000	12,389,300	Corporate Short-Term Notes 3.1%
Ritchie Bros Auctioneers,			Chevron Funding
Inc.	485,000	9,054,950	0.3%, 12/03/08	6,000M	5,999,900
Rollins, Inc.	685,000	11,864,200	0.9%, 12/03/08	1,175M	1,174,941
Toro Co.	385,000	10,949,400	Coca-Cola Co.
			0.9%, 12/09/08	5,000M	4,999,000
Wabtec Corp.	195,000	7,525,050	1.2%, 01/27/09	600M	598,860
Waste Connections, Inc. *	569,000	16,062,870	Microsoft Corp
		192,400,799	0.4%, 12/05/08	5,000M	4,999,778
Information Technology 17.1%			Nestle Capital Corp.
Ansys, Inc. *	590,000	17,027,400	0.2%, 12/12/08	6,000M	5,999,633
			United Parcel
Blackbaud, Inc.	525,000	6,562,500	0.27%, 12/01/08	8,000M	8,000,000
Daktronics, Inc.	540,000	4,919,400	Total Corporate Short-Term Notes
Diodes, Inc. *	835,000	3,899,450	(Cost $31,772,112)		31,772,112
Factset Research
Systems, Inc.	150,000	6,000,000
Formfactor, Inc. *	635,000	8,591,550

Sentinel Small/Mid Cap Fund (Unaudited)

The Sentinel Small/Mid Cap Fund Class A shares were down 33.52% * since inception on December 3, 2007 through the fiscal year ended November 30, 2008. This performance compared very favorably to the Russell 2500 Index’s1 return of negative 39.99% and also the negative 37.82% return of the S&P 1000 Index2. The Fund was also nicely ahead of the Morningstar Mid-Cap Growth category,3 which came in at negative 45.15% .

In an extremely volatile year for stocks, the Sentinel Small/Mid Cap Fund was able to outpace both indicies and peers by maintaining a conservative risk profile relative to its benchmark and peers. The Fund has behaved consistent with our conservative growth investment discipline. Our quality bias helped us outperform our peer category mainly by two factors. One, the major reversal from last year of value beating growth. The Russell 2500 Value Index4 beat the Russell 2500 Growth Index5 by over 10%. The Fund, while a growth fund, is positioned closer to the blend category than most of our contingent funds. Two, small caps outperformed mid caps by greater than 4% (comparing the S&P MidCap 4006 to the S&P SmallCap 6007) and since the fund has close to 50% exposure to small cap companies, we significantly beat the Morningstar Mid-Cap Growth peers.

For the fiscal year, our outperformance over the Russell 2500 Index was significantly driven by our stock selection versus our sector weights. On a sector basis, our holdings in Industrials, Consumer Discretionary, Information Technology, Energy, Consumer Staples and Health Care all demonstrated strong stock selection. All Industry groups within the Industrials sector performed well with particular strong performance from Capital Goods. Our Industrial holdings in Stericycle, Inc., C.H. Robinson Worldwide, Inc., and Clarcor Inc. performed especially well. Within Consumer Discretionary our Consumer Services stock selection held up very well with robust performance from DeVry, Inc. Strong results within the Information Technology sector was also a solid driver of outperformance versus the Russell 2500. Our stock selection in Technology and Hardware and Equipment demonstrated better relative performance from Polycom, Inc., NICE-Systems Ltd., and Flir Systems, Inc. Within the Utilities and Financial sectors our results slightly lagged the Russell 2500 Index mostly as a result of our underweights within the sectors.

We believe our focus on building a well-balanced portfolio of high quality small and mid cap companies that have solid financial characteristics while maintaining a critical eye on valuation gives confidence in our aim to continue to deliver solid returns without undue risk. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Sentinel Small/Mid Cap Fund for continued long-term success.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. An investment cannot be made directly in an index.

2 The S&P 1000 is a broad market portfolio representing the mid cap and small cap segments of the U.S. equity market. The S&P MidCap 400 makes up approximately 70% of this index and S&P SmallCap 600 makes up the remaining 30%. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings. The return shown is for the period beginning December 1, 2007.

4 The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly in an index.

5 The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly in an index.

6 The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio construction. An investment cannot be made directly in an index.

7 The S&P SmallCap 600 covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

Sentinel Small/Mid Cap Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

From Inception – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, and the maximum 1% contingent deferred sales charge (CDSC), which would apply to a redemption during the first year after purchase. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small/Mid Cap Fund Class A, C, & I shares; A – 1.35%, C – 2.35%, I – 0.86% . Expense ratio data for Class A & C shares is sourced from the prospectus dated March 28, 2008 as supplemented October 3, 2008. Expense ratio data for Class I shares is sourced from the prospectus dated April 4, 2008.

Certain Sentinel Funds have adopted a redemption fee. For the Small/Mid Cap Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small and midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. An investment cannot be made directly in an index.

The S&P 1000 is a broad market portfolio representing the mid cap and small cap segments of the U.S. equity market. The S&P MidCap 400 makes up approximately 70% of this index and S&P SmallCap 600 makes up the remaining 30%. An investment cannot be made directly in an index.

Sentinel Small/Mid Cap Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Industrials	18.1%	Consumer Staples	6.9%

Information Technology	17.1%	Energy	6.8%

Health Care	15.5%	Materials	5.5%

Consumer Discretionary	12.5%	Telecommunication Services	1.0%

Financials	11.4%	Utilities	0.5%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Stericycle, Inc.	1.8%	HCC Insurance Holdings, Inc.	1.6%

Chattem, Inc.	1.8%	Church & Dwight Co., Inc.	1.6%

Range Resources Corp.	1.7%	Ansys, Inc.	1.5%

Pactiv Corp.	1.7%	Roper Industries, Inc.	1.4%

Waste Connections, Inc.	1.7%	Total of Net Assets	16.4%

Polycom, Inc.	1.6%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

Shares		Value	Shares		Value	Shares		Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 95.3%			Church & Dwight Co., Inc.	1,870	$111,153	Endurance Specialty
Consumer Discretionary 12.5%			Flowers Foods, Inc.	3,050	81,679	Holdings Ltd.	1,800	$48,456
BorgWarner, Inc.	1,550	$36,673	Hain Celestial Group, Inc. *	2,370	37,304	HCC Insurance Holdings,
Burger King Holdings, Inc.	1,600	34,416	Hansen Natural Corp. *	1,550	46,112	Inc.	4,850	113,053
Choice Hotels Int'l., Inc.	2,650	66,541	McCormick & Co., Inc.	1,580	47,036	Home Properties,
Darden Restaurants, Inc.	2,520	46,091			486,605	Inc. * (b)(c)	1,260	49,140
						Investment Technology
DeVry, Inc.	1,310	75,299	Energy 6.8%			Group, Inc. *	2,670	44,669
Dress Barn, Inc. *	3,950	30,928	Comstock Resources,			optionsXpress Holdings,
Fossil, Inc. *	1,300	19,760	Inc. *	1,840	77,151	Inc.	3,490	49,174
Gildan Activewear, Inc. *	3,490	59,470	Core Laboratories NV	1,070	71,273	People's United Financial,
Iconix Brand Group, Inc. *	7,350	62,254	FMC Technologies, Inc. *	1,920	52,742	Inc.	4,940	94,206
LKQ Corp. *	7,100	73,982	NATCO Group, Inc. *	2,080	37,710	Portfolio Recovery
Morningstar, Inc. *	1,100	35,420	Oceaneering Int'l. Inc *	1,700	43,894	Associates, Inc. *	2,070	69,883
O'Reilly Automotive, Inc. *	3,760	98,023	Range Resources Corp.	2,900	120,263	Raymond James
Phillips-Van Heusen Corp.	2,890	50,402	Superior Energy Services,			Financial, Inc.	2,550	56,024
Service Corp			Inc. *	2,910	49,034	Willis Group Holdings Ltd.	2,410	55,599
International/US	7,730	44,989	Tetra Technologies, Inc. *	5,220	25,161	WR Berkley Corp.	1,900	54,017
TJX Cos., Inc.	1,390	31,720			477,228	Zions Bancorporation	900	28,701
Tractor Supply Co. *	1,300	49,894	Financials 11.4%					801,406
Wolverine World Wide, Inc.	3,110	59,930	Affiliated Managers Group,			Health Care 15.5%
		875,792	Inc. *	1,610	45,080	Beckman Coulter, Inc.	1,300	56,654
Consumer Staples 6.9%			City National Corp/CA	680	29,838	Bio-Rad Laboratories,
Central European			Cullen/Frost Bankers, Inc.	895	48,518	Inc. *	1,160	86,026
Distribution Corp *	1,690	39,952	Digital Realty Trust,			Dentsply Int'l., Inc.	2,470	64,418
Chattem, Inc. *	1,700	123,369	Inc. * (b)	550	15,048	Dionex Corp. *	1,310	67,190

The accompanying notes are an integral part of the financial statements.

Sentinel Small/Mid Cap Fund

	Shares	Value		Shares	Value
		(Note 2)			(Note 2)

Endo Pharmaceuticals			Formfactor, Inc. *	3,290	$44,514
Holdings, Inc. *	4,070	$89,499	Harris Corp.	1,270	44,298
Gen-Probe, Inc. *	1,840	67,804	Intersil Corp.	3,700	33,522
Hologic, Inc. *	4,680	65,801	Jack Henry & Associates,
Idexx Laboratories, Inc. *	2,010	62,129	Inc.	3,410	62,778
Immucor, Inc. *	2,080	50,482	Logitech Int'l. SA *	2,560	33,408
MedAssets, Inc. *	3,100	39,370	Mettler Toledo Int'l. Inc *	450	37,012
Millipore Corp. *	1,100	55,726	Micros Systems, Inc. *	3,110	51,781
NuVasive, Inc. *	1,100	37,895	NeuStar, Inc. *	4,450	85,217
Pharmaceutical Product			Nice Systems Ltd. ADR *	4,360	97,228
Development, Inc.	1,810	47,675	Nuance Communications,
Qiagen NV *	5,140	82,908	Inc. *	6,780	62,240
Techne Corp.	1,020	63,250	Polycom, Inc. *	6,050	113,922
Varian Medical Systems,			Power Integrations, Inc.	2,410	44,103
Inc. *	1,690	68,208	Rofin-Sinar Technologies,
Varian, Inc. *	2,380	87,108	Inc. *	1,940	46,056
		1,092,143	Trimble Navigation Ltd. *	1,990	40,516
Industrials 18.1%					1,197,709
Ametek, Inc.	2,070	72,305	Materials 5.5%
CH Robinson Worldwide,			Aptargroup, Inc.	1,800	60,192
Inc.	1,350	68,958	Flotek Industries, Inc. *	5,960	17,940
Clarcor, Inc.	2,150	69,036	Haynes Int'l. Inc *	1,120	20,417
Copart, Inc. *	1,890	50,406	Pactiv Corp. *	4,780	119,452
Dynamic Materials Corp.	3,160	50,244	Sigma-Aldrich Corp.	1,390	59,923
Equifax, Inc.	2,500	63,625	Silgan Holdings, Inc.	1,770	80,075
Graco, Inc.	1,900	40,774	Steel Dynamics, Inc.	3,380	27,919
Healthcare Services Group	4,000	63,600			385,918
Heico Corp.	2,640	61,354	Telecommunication Services 1.0%
IDEX Corp.	2,590	59,570	Cbeyond, Inc. *	4,560	69,358
Interline Brands, Inc. *	3,520	32,525	Utilities 0.5%
ITT Corp.	1,730	72,418	NRG Energy, Inc. *	1,500	35,535
Kaydon Corp.	2,570	79,284	Total Investments 95.3%
MSC Industrial Direct Co.	1,020	35,302	(Cost $9,615,854)†		6,695,617
Quanta Services, Inc. *	3,280	53,333	Other Assets in Excess of
Ritchie Bros Auctioneers,			Liabilities 4.7%		331,137
Inc.	2,940	54,890
Roper Industries, Inc.	2,190	100,236	Net Assets 100.0%	$ 7,026,754

Stericycle, Inc. *	2,230	127,779
Waste Connections, Inc. *	4,190	118,284	* Non-income producing
		1,273,923	†	Cost for federal income tax purposes is
				$9,690,502. At November 30, 2008
Information Technology 17.1%				unrealized depreciation for federal income
Amdocs Ltd. *	3,240	60,880		tax purposes aggregated $2,994,885 of
Amphenol Corp.	1,510	35,062		which $19,447 related to appreciated
				securities and $3,014,332 related to
Ansys, Inc. *	3,550	102,453	depreciated securities.
Dolby Laboratories, Inc. *	3,100	92,442
			(b)	Real Estate Investment Trusts
Factset Research
Systems, Inc.	950	38,000	(c)	Return of Capital paid during the fiscal
			period.
Flir Systems, Inc. *	2,330	72,277	ADR - American Depository Receipt

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

The Sentinel Sustainable Core Opportunities Fund Class A shares had a negative return of 42.47% * for the fiscal year ending November 30, 2008, compared to a same time period negative return of 38.09% for the Fund’s benchmark, the Standard & Poor’s 500 Index1, and a negative 38.98% return for the Russell 1000 Index2.The Morningstar Large Blend category3 had a negative return of 39.62% for the same time period.

Since acquiring the Fund from Citizens Advisors in April 2008, we have cautiously transitioned the Fund to a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. In a difficult fiscal year, the relatively better-performing sectors in the stock market (as measured by the S&P 500 Index) were Consumer Staples and Energy, areas where the Fund was originally not well represented. Among the weakest sectors during the past year were Financials, and Consumer Discretionary, where the original Fund was well exposed versus the S&P 500 index. Throughout this past year, we have been defensively positioning the portfolio, centering our strategy around sectors and companies with stable growth prospects, given the expected environment of slower global economic growth Therefore, we have increased exposure to Healthcare, Consumer Staples and selective Technology holdings. We believe relative earnings growth for these areas will be superior, while valuations remain attractive.

Despite the difficult equity market experienced over the last few months, we are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, and managing their capital prudently, while ascribing to the tenets of good corporate citizenship through strong ethical standards and practices. It is these types of companies where we plan to invest the bulk of the Sentinel Sustainable Core Opportunities Fund’s assets.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. 2 The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership.

An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Sustainable Core Opportunities Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 1998 – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor; the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund’s Class C shares (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class C shares. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares. Performance for the Fund’s Class I shares prior to their inception on March 31, 2006 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A, C, & I shares; A – 1.16%, C – 2.35%, I – 0.81% . Expense ratio data for Class A, C & I shares is sourced from the prospectus dated April 4, 2008.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. An investment cannot be made directly in an index.

Sentinel Sustainable Core Opportunities Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Health Care	17.0%	Financials	10.1%

Information Technology	14.7%	Consumer Discretionary	6.3%

Industrials	14.6%	Materials	3.9%

Energy	13.3%	Utilities	3.5%

Consumer Staples	10.6%	Telecommunication Services	2.6%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

PepsiCo, Inc.	3.3%	Becton Dickinson & Co.	2.6%

Emerson Electric Co.	3.2%	Praxair, Inc.	2.5%

Procter & Gamble Co.	3.0%	FedEx Corp.	2.5%

ConocoPhillips	3.0%	Johnson & Johnson	2.4%

Transocean, Inc.	2.8%	Total of Net Assets	28.1%

Danaher Corp.	2.8%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 96.6%			Financials 10.1%			Teva Pharmaceutical
Consumer Discretionary 6.3%			ACE Ltd.	23,300	$1,217,425	Industries Ltd. ADR	50,000	$2,157,500
GameStop Corp. *	41,000	$895,850	Bank of America Corp.	70,000	1,137,500	Zimmer Holdings, Inc. *	40,000	1,492,800
McDonald's Corp.	65,000	3,818,750	Bank of New York Mellon					28,749,213
News Corp.	166,000	1,359,540	Corp.	50,000	1,510,500	Industrials 14.6%
Nike, Inc.	49,028	2,610,741	Citigroup, Inc.	185,400	1,536,966	Bucyrus Int'l., Inc.	62,000	1,210,860
Time Warner, Inc.	225,000	2,036,250	Goldman Sachs Group, Inc.	24,340	1,922,617	Canadian Pacific Railway
		10,721,131	JPMorgan Chase & Co.	100,000	3,166,000	Ltd.	80,000	2,576,000
Consumer Staples 10.6%			MetLife, Inc.	30,000	862,800	Danaher Corp.	84,000	4,673,760
CVS Caremark Corp.	125,000	3,616,250	The Travelers Cos., Inc.	50,000	2,182,500	Emerson Electric Co.	150,106	5,387,304
HJ Heinz Co.	65,000	2,524,600	Wells Fargo & Co.	125,000	3,611,250	FedEx Corp.	58,969	4,166,160
Kellogg Co.	22,174	963,017			17,147,558	Parker Hannifin Corp.	50,000	2,054,000
PepsiCo, Inc.	100,000	5,670,000	Health Care 17.0%			Precision Castparts Corp.	50,000	3,135,000
Procter & Gamble Co.	80,000	5,148,000	Aetna, Inc.	60,000	1,309,200	Rockwell Automation, Inc.	50,000	1,557,500
		17,921,867	Baxter Int'l., Inc.	15,490	819,421			24,760,584
Energy 13.3%			Becton Dickinson & Co.	69,206	4,396,657	Information Technology 14.7%
Apache Corp.	11,900	919,870	Bristol-Myers Squibb Co.	150,000	3,105,000	Accenture Ltd.	75,000	2,323,500
ConocoPhillips	97,241	5,107,097	Celgene Corp. *	35,000	1,823,500	Activision Blizzard, Inc. *	100,000	1,170,000
Devon Energy Corp.	40,000	2,893,600	Covidien Ltd.	40,000	1,474,000	Adobe Systems, Inc. *	35,000	810,600
Transocean, Inc. *	70,000	4,681,600	CR Bard, Inc.	31,712	2,601,335	Broadcom Corp. *	100,000	1,531,000
Weatherford Int'l. Ltd. *	150,000	1,915,500	Johnson & Johnson	70,000	4,100,600	Cisco Systems, Inc. *	130,000	2,150,200
Williams Cos., Inc.	249,500	4,046,890	Merck & Co., Inc.	60,000	1,603,200	Hewlett-Packard Co.	23,617	833,208
XTO Energy, Inc.	78,125	2,987,500	Pfizer, Inc.	150,000	2,464,500	Intel Corp.	40,113	553,559
		22,552,057	St. Jude Medical, Inc. *	50,000	1,401,500	Int'l. Business Machines
						Corp.	40,356	3,293,050

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Core Opportunities Fund

			†	Cost for federal income tax purposes is
				$233,092,449. At November 30, 2008
	Shares	Value		unrealized depreciation for federal income
		(Note 2)		tax purposes aggregated $63,482,109 of
KLA-Tencor Corp.	65,000	$1,222,650		which $3,538,965 related to appreciated
Microsoft Corp.	101,624	2,054,837		securities and $67,021,074 related to
				depreciated securities.
NetApp, Inc. *	125,000	1,687,500
Nokia Corp. ADR	100,000	1,417,000	ADR	- American Depository Receipt
NVIDIA Corp. *	138,000	1,030,860
Oracle Corp. *	56,003	901,088
SAP AG ADR	60,000	2,048,400
Seagate Technology	75,000	315,750
Texas Instruments, Inc.	106,080	1,651,666
		24,994,868
Materials 3.9%
Crown Holdings, Inc. *	149,435	2,398,432
Praxair, Inc.	71,382	4,215,107
		6,613,539
Telecommunication Services 2.6%
America Movil SA de CV
ADR	50,000	1,500,000
AT&T, Inc.	100,000	2,856,000
		4,356,000
Utilities 3.5%
AES Corp. *	306,700	2,358,523
Allegheny Energy, Inc.	100,000	3,525,000
		5,883,523
Total Common Stocks
(Cost $226,659,087)		163,700,340
Principal
Amount
(M=$1,000)

U.S. Government Obligations 3.5%
Federal Home Loan Bank 3.5%
Agency Discount Notes:
0.1%, 12/01/08	3,975M	3,975,000
0.107%, 12/01/08	1,935M	1,935,000
Total U.S. Government
Obligations
(Cost $5,910,000)		5,910,000

Total Investments 100.1%
(Cost $232,569,087)†		169,610,340
Excess of Liabilities Over
Other Assets (0.1)%		(226,172)
Net Assets 100.0%	$ 169,384,168

* Non-income producing

Sentinel Sustainable Emerging Companies Fund

(Unaudited)

Effective December 18, 2008 the Sentinel Sustainable Emerging Companies Fund name and portfolio management team changed. The Fund is now the Sentinel Sustainable Growth Opportunities Fund and is managed by Elizabeth Bramwell.

The Sentinel Sustainable Emerging Companies Fund Class A shares fell 49.68%* for the fiscal year ended November 30, 2008, underperforming the 46.15% decline of the Russell Midcap Growth Index[1] and lagging the 38.09% decline in the S&P 500 Index[2]. The Morningstar Mid-Cap Growth category[3] average fund declined 45.15%.

During 2008, the markets endured one of their steepest declines since the Great Depression of the 1930s, as a global economic slowdown, combined with a meltdown in the financial system, shook investors’ confidence and drove the equity markets lower. The U.S. markets fell more than 50 percent from their highs and European and Emerging markets declined more than 55 percent and 65 percent, respectively, from their peaks. The economic weakness started in the U.S. but by the end of the year had spread globally. 2008 also witnessed turmoil in the financial markets that started with the near collapse of Bear Stearns, the nationalization of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, bridge loans to AIG, and ended with congressional funding for other financial institutions.

The fiscal year was even tougher for stocks in the Mid Cap Growth universe than for the equity markets in general. All of the 10 major sub-segments of the Russell Midcap Growth Index posted significant declines. On a relative basis, the strongest returns for the benchmark were achieved in the Consumer Staples, Health Care and Financial Services sectors. Conversely, the weakest components of the benchmark were Utilities, Technology and Materials. Sentinel took over management of the Fund from Citizens Advisors in April 2008. Since the transition, on a relative basis, the best performing segments of the Sentinel Sustainable Emerging Companies Fund were Consumer Discretionary which benefited from its exposure to Strayer Education Inc., Dollar Tree Inc., and Burger King Holdings Inc. and Consumer Staples, whose returns were driven by its positions in Chattem Inc. and H.J. Heinz. The worst performing segments, on a relative basis, were Industrials whose holdings in BE Aerospace Inc., JA Solar Holdings Co. Ltd and Bucyrus International negatively impacted performance; Health Care where positions in Covance Inc, C.R. Bard Inc., and Wright Medical Group Inc hurt performance; and Technology where the Fund was hurt by MEMC Electronics, Diodes Inc. and Intersil Corp.

Mid cap stocks were among the worst performing of any domestic asset class in the fiscal year. Based on current forward 12-month earnings estimates, the sector in general, and mid cap growth stocks in particular, appear to be attractively priced when compared to historical multiples on the Russell Midcap and Russell Midcap Growth[4] indices respectively. Given the massive economic stimulus programs that have been undertaken by the federal government as well as additional plans which may be undertaken by the new administration in 2009, we anticipate that mid cap stocks may have the potential for a rebound sometime in 2009. That being said, we do not believe that mid caps will perform well until two factors play out. The first will be an end to the recession. Generally, stocks begin to discount an end to a recession by 6 months.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

1 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. 3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

4 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index. Since Inception return is for the period beginning February 1, 1994

Sentinel Sustainable Emerging Companies Fund

If economic growth were to pick up by mid 2009, then mid caps could have a strong year in 2009. If the recovery does not come until the end of 2009, then investors may have to remain patient for a while longer. In order to achieve a significant rebound, the stock market also needs to see the second factor, the return of investor confidence. During the past year, volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX)1, spiked considerably. Once the markets calm down and volatility subsides, we would expect a redeployment of the cash that has been building on the sidelines. In the interim, we plan to continue to search for companies which we believe are or will be leaders in their industry and can demonstrate strong earnings growth and/or product cycles over the next several years. We are paying particular attention to conservative balance sheets and cash generation which preclude the need for external funding in tight credit markets. The Sentinel Sustainable Emerging Companies Fund continues to be constructed as a well-diversified portfolio of high quality companies which we believe have strong fundamentals and reasonable valuations.

1 Chicago Board Options Exchange Volatility Index (VIX) measures traders’ expectations of volatility in the stock market by tracking bid/ask quotes on the Standard & Poor’s 500 Stock Index.

Sentinel Sustainable Emerging Companies Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000, or $1,000,000 in the case of Class I shares; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 1998 – November 30, 2008

Note that Fund performance for Class A shares in the above graph reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no sales charge. Fund performance for Class C shares in the above graph reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices in the above graph does not include a CDSC, fees or expenses; performance shown for the Average Annual Total Return without sales charge in the accompanying table reflects expenses and management fees but no CDSC.

Note that Fund performance for Class I shares reflects all expenses and management fees. Performance shown for the indices does not include fees or expenses. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Performance for the Fund’s Class A shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, whose inception was on February 8, 1994, and was offered without a sales load, restated to reflect the sales loads of the Class A shares. Performance does not reflect the increase in the maximum Rule 12b-1 fees. If it did, returns would be lower. Performance for the Fund’s Class C shares prior to their inception on April 4, 2008 is based on the performance of the predecessor Citizens Emerging Growth Fund, which was offered without a sales load, restated to reflect the sales loads of the Class C shares. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares. Performance for the Fund’s Class I shares prior to their inception on November 1, 1999 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class I shares are offered without a sales charge.

The following are total annual operating expense ratios for Sentinel Sustainable Emerging Companies Fund Class A, C, & I shares; A – 1.25%, C – 2.42%, I – 0.86% . Expense ratio data for Class A, C & I shares is sourced from the prospectus dated April 4, 2008.

Small and mid-sized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

Sentinel Sustainable Emerging Companies Fund

Fund Profile
at November 30, 2008

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets

Information Technology	20.9%	Financials	6.6%

Consumer Discretionary	18.5%	Consumer Staples	4.8%

Health Care	15.2%	Telecommunication Services	3.1%

Industrials	12.1%	Materials	3.1%

Energy	11.5%	Utilities	1.3%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets

Dollar Tree, Inc.	2.5%	First Cash Financial Services, Inc.	1.8%

Chattem, Inc.	2.3%	Activision Blizzard, Inc.	1.8%

Strayer Education, Inc.	2.1%	Burger King Holdings, Inc.	1.8%

Stericycle, Inc.	2.0%	Dolby Laboratories, Inc.	1.8%

Express Scripts, Inc.	1.9%	Total of Net Assets	19.9%

Cognizant Technology Solutions Corp.	1.9%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2008

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Common Stocks 97.1%			Consol Energy, Inc.	29,300	$848,821	T Rowe Price Group, Inc.	28,000	$957,880
Consumer Discretionary 18.5%			Continental Resources,					5,805,539
Aeropostale, Inc. *	60,300	$911,736	Inc. *	38,400	750,720	Health Care 15.2%
Autozone, Inc. *	5,200	567,944	Core Laboratories NV	13,400	892,574	Alexion Pharmaceuticals,
Bed Bath & Beyond, Inc. *	55,700	1,130,153	Diamond Offshore Drilling,			Inc. *	22,700	764,082
Burger King Holdings, Inc.	72,600	1,561,626	Inc.	4,900	361,620	BioMarin
Coach, Inc. *	53,000	948,700	FMC Technologies, Inc. *	27,800	763,666	Pharmaceuticals, Inc. *	50,300	856,609
Darden Restaurants, Inc.	57,500	1,051,675	IHS, Inc. *	22,400	812,896	Covance, Inc. *	24,000	937,920
Dick's Sporting Goods,			PetroHawk Energy Corp. *	67,700	1,182,719	CR Bard, Inc.	9,700	795,691
Inc. *	91,000	1,147,510	Range Resources Corp.	33,400	1,385,098	Express Scripts, Inc. *	28,900	1,662,039
Dollar Tree, Inc. *	51,500	2,181,540	Southwestern Energy Co. *	34,500	1,185,765	Gen-Probe, Inc. *	34,300	1,263,955
GameStop Corp. *	36,500	797,525	Transocean, Inc. *	10,400	695,552	Laboratory Corp of
Gildan Activewear, Inc. *	48,000	817,920	Weatherford Int'l. Ltd. *	59,000	753,430	America Holdings *	14,200	899,712
Marriott Int'l., Inc.	67,300	1,129,967			10,168,621	Life Technologies Corp. *	48,400	1,263,240
Strayer Education, Inc.	7,600	1,821,036	Financials 6.6%			NuVasive, Inc. *	23,500	809,575
Urban Outfitters, Inc. *	59,300	1,077,481	Affiliated Managers Group,			Shire Ltd. ADR	24,200	992,200
VF Corp.	23,500	1,228,815	Inc. *	19,800	554,400	St. Jude Medical, Inc. *	32,200	902,566
		16,373,628	Financial Select Sector			Varian Medical Systems,
			SPDR Fund *	42,000	529,620	Inc. *	35,300	1,424,708
Consumer Staples 4.8%
			First Cash Financial			Wright Medical Group,
Alberto-Culver Co.	37,500	805,125	Services, Inc. *	103,100	1,589,802	Inc. *	49,000	831,040
Chattem, Inc. *	28,000	2,031,960	HCC Insurance Holdings,					13,403,337
HJ Heinz Co.	35,300	1,371,052	Inc.	34,200	797,202	Industrials 12.1%
		4,208,137	Invesco Ltd.	58,500	734,175	Agco Corp. *	32,600	802,612
Energy 11.5%			Northern Trust Corp.	14,000	642,460	BE Aerospace, Inc. *	88,800	726,384
Atwood Oceanics, Inc. *	29,600	535,760

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Emerging Companies Fund

			Principal
	Shares	Value	Amount		Value
		(Note 2)	(M=$1,000)		(Note 2)

Bucyrus Int'l., Inc.	34,000	$664,020	U.S. Government Obligations 3.9%
First Solar, Inc. *	6,700	836,428	Federal Home Loan Bank 3.9%
Flowserve Corp.	18,500	931,105	Agency Discount Notes:
Fluor Corp.	25,000	1,138,500	0.1%, 12/01/08
			(Cost $3,400,000)	3,400M	$3,400,000
Kansas City Southern *	36,000	789,120	Total Investments 101.0%
Landstar System, Inc.	24,000	771,360	(Cost $124,521,417)†		89,140,051
Precision Castparts Corp.	14,800	927,960	Excess of Liabilities Over
Ritchie Bros Auctioneers,			Other Assets (1.0)%		(847,487)
Inc.	69,300	1,293,831
Stericycle, Inc. *	31,000	1,776,300	Net Assets 100.0%	$ 88,292,564
		10,657,620
Information Technology 20.9%			* Non-income producing
Activision Blizzard, Inc. *	135,000	1,579,500	†	Cost for federal income tax purposes is
Altera Corp.	91,300	1,343,023	$126,505,998. At November 30, 2008
			unrealized depreciation for federal income
Amphenol Corp.	55,300	1,284,066	tax purposes aggregated $37,365,947 of
Ansys, Inc. *	38,500	1,111,110	which $547,950 related to appreciated
Broadcom Corp. *	92,000	1,408,520	securities and $37,913,897 related to
			depreciated securities.
Citrix Systems, Inc. *	17,900	477,214
Cognizant Technology			ADR	- American Depository Receipt
Solutions Corp. *	85,500	1,641,600	SPDR	- Standard & Poor's Depository Receipts
Dolby Laboratories, Inc. *	52,000	1,550,640
Equinix, Inc. *	29,600	1,344,136
Itron, Inc. *	9,600	454,848
Juniper Networks, Inc. *	66,500	1,155,770
McAfee, Inc. *	48,500	1,471,005
MEMC Electronic
Materials, Inc. *	30,700	461,114
Nice Systems Ltd. ADR *	40,000	892,000
Nuance Communications,
Inc. *	99,000	908,820
Trimble Navigation Ltd. *	65,000	1,323,400
		18,406,766
Materials 3.1%
Agrium, Inc.	23,100	725,802
Airgas, Inc.	36,300	1,297,725
Crown Holdings, Inc. *	46,000	738,300
		2,761,827
Telecommunication Services 3.1%
American Tower Corp. *	31,000	844,440
MetroPCS
Communications, Inc. *	78,600	1,150,704
NII Holdings, Inc. *	40,300	783,432
		2,778,576
Utilities 1.3%
ITC Holdings Corp.	28,000	1,176,000
Total Common Stocks
(Cost $121,121,417)		85,740,051

Sentinel U. S. Treasury Money Market Fund

(Unaudited)

For the 12-month period ended November 30, 2008, short-term interest rates plummeted. This was influenced by the six Federal Reserve rate cuts, as well as six discount rate cuts due to weak economic activity and declining inflationary expectations. By the end of the fiscal year, the federal funds rate fell 350 basis points to 1.00% and the discount rate dropped 375 basis points to 1.25% . During the Federal Reserve’s intervention, the prime rate decreased 400 basis points to 3.25% Three month certificates of deposit fell 84 basis points to 2.20% . The three month commercial paper declined 167 basis points to 1.38% . The three month Treasury bill plunged 190 basis points to 0.05% .

The Sentinel U.S. Treasury Money Market Fund ended the 2008 fiscal year with net assets of $134.3 million, a 120.2% increase from the previous fiscal year. The Fund’s maturity was extended to 40 days from 18 days. The Fund’s Class A shares 7-day yield decreased 191 basis points to 0.80%, its class B shares 7-day yield decreased 186 basis points to 0.76% .

Please refer to the Subsequent Events section of the Notes to Financial Statements on page 129 for further information regarding the Sentinel U.S. Treasury Money Market Fund.

The following are total annual operating expense ratios for Sentinel U.S. Treasury Money Market Fund Class B shares; B – 1.58% . Expense ratio data is sourced from the prospectus dated April 4, 2008.

Sentinel U. S. Treasury Money Market Fund

Investment in Securities
at November 30, 2008

Principal				Principal			Principal
Amount		Value		Amount	Value		Amount	Value
(M=$1,000)		(Note 2)		(M=$1,000)	(Note 2)	(M=$1,000)		(Note 2)

U.S. Government Obligations 89.8%			Federal National Mortgage			U.S. Treasury Bill
U.S. Government Agency			Association 32.3%			0.814%, 01/22/09	800M	$799,059
Obligations 56.2%			Agency Discount Notes:			U.S. Treasury Bill
Federal Home Loan Bank 20.0%			Fannie Mae Discount Notes			0.94%, 01/22/09	10,000M	9,986,422
Agency Discount Notes:			0.15%, 12/03/08	1,750M	$1,749,985	U.S. Treasury Bill
Federal Home Loan Bank			Fannie Mae Discount Notes			1.2%, 01/22/09	465M	464,194
Discount Notes			1.3%, 12/04/08	2,000M	1,999,783	U.S. Treasury Bill
2.08%, 12/01/08	5,000M	$5,000,000	Fannie Mae Discount Notes			1.06%, 01/29/09	12,000M	11,979,153
Federal Home Loan Bank			2.03%, 12/08/08	6,200M	6,197,553	Total U.S. Treasury
Discount Notes			Fannie Mae Discount Notes			Obligations		45,148,170
2.75%, 12/01/08	240M	240,000	1%, 12/11/08	100M	99,972	Total U.S. Government
Federal Home Loan Bank			Fannie Mae Discount Notes			Obligations
Discount Notes			0.9%, 12/15/08	3,481M	3,479,782	(Cost $120,555,967)		120,555,967
2.1%, 12/08/08	5,974M	5,971,561	Fannie Mae Discount Notes
Federal Home Loan Bank			1.34%, 12/15/08	700M	699,635
Discount Notes			Fannie Mae Discount Notes				Shares
0.15%, 12/09/08	400M	399,987	2.89%, 12/24/08	9,400M	9,382,644	Money Market Funds 9.6%
Federal Home Loan Bank			Fannie Mae Discount Notes			BlackRock Liquidity Funds
Discount Notes			1%, 12/26/08	658M	657,543	Treasury Trust Fund
1%, 12/17/08	451M	450,800	Fannie Mae Discount Notes			Portfolio	6,600,000	6,600,000
Federal Home Loan Bank			1.2%, 12/29/08	2,000M	1,998,133
Discount Notes						Dreyfus Treasury Prime
1.8%, 12/23/08	5,000M	4,994,500	Fannie Mae Discount Notes			Cash Management	6,300,000	6,300,000
			2.72%, 01/12/09	655M	652,922
Federal Home Loan Bank						Total Money Market Funds
Discount Notes			Fannie Mae Discount Notes			(Cost $12,900,000)		12,900,000
1%, 12/26/08	230M	229,840	2.2%, 02/02/09	2,000M	1,992,300
			Fannie Mae Discount Notes			Total Investments 99.4%
Federal Home Loan Bank						(Cost $133,455,967)†		133,455,967
Discount Notes			2.45%, 02/04/09	808M	804,426
0.8%, 12/30/08	4,000M	3,997,422	Fannie Mae Discount Notes			Other Assets in Excess of
Federal Home Loan Bank			0.8%, 02/18/09	3,000M	2,994,733	Liabilities 0.6%		802,886
Discount Notes			Fannie Mae Discount Notes			Net Assets 100.0%	$ 134,258,853
1.15%, 01/26/09	1,000M	998,211	0.95%, 02/18/09	805M	803,322
Federal Home Loan Bank			Fannie Mae Discount Notes
Discount Notes			0.72%, 03/19/09	9,875M	9,853,670
1.71%, 01/26/09	573M	571,476	Total Federal National			† Also cost for federal income tax purposes.
Federal Home Loan Bank			Mortgage Association		43,366,403
Discount Notes			Total U.S. Government
0.855%, 02/11/09	4,000M	3,993,160	Agency Obligations		75,407,797
Total Federal Home Loan
Bank		26,846,957	U.S. Treasury Obligations 33.6%
			U.S. Treasury Bill
Federal Home Loan Mortgage			0.671%, 12/26/08	490M	489,772
Corporation 3.9%			U.S. Treasury Bill
Agency Discount Notes:			0.8%, 12/26/08	600M	599,667
Freddie Mac Discount Notes			U.S. Treasury Bill
1.4%, 12/15/08	900M	899,510	0.85%, 01/02/09	4,600M	4,596,524
Freddie Mac Discount Notes			U.S. Treasury Bill
0.45%, 12/16/08	1,000M	999,812	0.852%, 01/02/09	400M	399,697
Freddie Mac Discount Notes			U.S. Treasury Bill
0.9%, 12/22/08	1,000M	999,475	0.78%, 01/08/09	4,000M	3,996,707
Freddie Mac Discount Notes			U.S. Treasury Bill
1.05%, 02/04/09	2,300M	2,295,640	1.381%, 01/08/09	1,100M	1,098,397
Total Federal Home Loan			U.S. Treasury Bill
Mortgage Corporation		5,194,437	0.85%, 01/15/09	10,750M	10,738,578

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

at November 30, 2008
		Capital	Common	Conservative	Georgia
	Balanced	Growth	Stock	Allocation	Municipal Bond

Assets
Investments at value	$ 194,504,420	$ 101,665,552	$ 840,267,016	$ 85,694,703	$ 29,923,862
Cash and cash equivalents	2,781,310	827,793	20,504,188	2,839,102	71,197
Receivable for securities sold	–	–	1,436,032	–	–
Receivable for fund shares sold	21,686	17,146	664,682	303,048	–
Receivable for interest	365,427	–	–	598,442	432,939
Receivable for foreign interest	–	–	–	5,793	–
Receivable for dividends	366,473	159,462	2,278,846	85,667	–
Receivable from fund administrator	–	–	–	–	–

Total Assets	198,039,316	102,669,953	865,150,764	89,526,755	30,427,998

Liabilities
Payable for securities purchased	–	416,828	6,919,001	–	–
Payable for fund shares repurchased	389,407	110,193	522,985	281,835	–
Accrued expenses	165,391	53,515	476,598	111,014	14,453
Management fee payable	89,504	57,998	474,898	40,752	11,269
Distribution fee payable (Class A Shares)	43,205	23,655	165,014	16,508	179
Distribution fee payable (Class B Shares)	6,062	–	10,376	10,323	–
Distribution fee payable (Class C Shares)	4,583	1,755	12,498	8,742	–
Distribution fee payable (Class D Shares)	4,446	–	–	–	–
Distribution fee payable (Class S Shares)	–	–	–	–	–
Fund accounting fee payable	6,103	3,107	26,351	2,778	939
Deferred compensation	41,444	19,376	170,555	23,687	1,056

Total Liabilities	750,145	686,427	8,778,276	495,639	27,896

Net Assets Applicable to
All Outstanding Shares	$ 197,289,171	$ 101,983,526	$ 856,372,488	$ 89,031,116	$ 30,400,102
Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$ 174,612,201	$ 97,019,522	$ 669,693,737	$ 65,919,473	$ 1,102,043

Shares Outstanding	13,474,962	8,002,279	31,010,282	6,925,586	116,955
Net Asset Value per Share	$ 12.96	$ 12.12	$ 21.60	$ 9.52	$ 9.42
Sales Charge**	0.68	0.64	1.14	0.50	0.39

Maximum Offering Price	$ 13.64	$ 12.76	$ 22.74	$ 10.02	$ 9.81

Class B Shares*
Net Assets Applicable to Class B Shares/	$ 7,214,875	N/A	$ 12,409,076	$ 12,275,207	N/A

Shares Outstanding	554,181	N/A	589,125	1,294,350	N/A
Net Asset Value per Share***	$ 13.02	N/A	$ 21.06	$ 9.48	N/A

Class C Shares*
Net Assets Applicable to Class C Shares/	$ 5,632,927	$ 2,264,841	$ 15,113,125	$ 10,836,436	N/A

Shares Outstanding	434,211	195,725	719,873	1,141,292	N/A
Net Asset Value per Share***	$ 12.97	$ 11.57	$ 20.99	$ 9.49	N/A

Class D Shares*
Net Assets Applicable to Class D Shares/	$ 7,199,857	N/A	N/A	N/A	N/A

Shares Outstanding	555,490	N/A	N/A	N/A	N/A
Net Asset Value per Share***	$ 12.96	N/A	N/A	N/A	N/A

Class I Shares*
Net Assets Applicable to Class I Shares/	$ 2,629,311	$ 2,699,163	$ 159,156,550	N/A	$ 29,298,059

Shares Outstanding	203,493	222,834	7,362,772	N/A	3,040,311
Net Asset Value per Share***	$ 12.92	$ 12.11	$ 21.62	N/A	$ 9.64

Class S Shares*
Net Assets Applicable to Class S Shares/	N/A	N/A	N/A	N/A	N/A

Shares Outstanding	N/A	N/A	N/A	N/A	N/A
Net Asset Value per Share***	N/A	N/A	N/A	N/A	N/A

See notes to Statement of Assets and Liabilities at the end of the schedule. Amounts designated as “-“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Government	Growth	International	Mid Cap	Mid Cap	Short Maturity	Small	Small/Mid
Securities	Leaders	Equity	Growth	Value	Government	Company	Cap

$ 509,484,554	$ 23,756,788	$ 125,084,635	$ 80,451,125	$ 159,809,915	$ 214,382,389	$ 1,013,339,617	$ 6,695,617
137,086	782,995	1,651,263	1,083,016	1,478,156	7,457	21,415,436	372,056
111	–	–	750,481	670,788	1,232	3,564,921	–
2,871,261	68,828	33,536	5,754	3,472,517	1,733,318	10,686,342	–
2,524,469	–	–	–	–	907,118	–	–
–	–	–	–	–	–	–	–
–	23,629	538,182	37,930	112,065	–	993,228	2,870
–	7,259	–	–	–	–	–	–

515,017,481	24,639,499	127,307,616	82,328,306	165,543,441	217,031,514	1,049,999,544	7,070,543

–	870,177	–	1,549,044	6,897,568	–	9,327,307	24,589
748,971	2,685	160,623	31,792	229,632	293,998	2,891,416	2
183,900	22,166	82,084	91,650	74,472	110,513	451,027	14,713
205,015	17,177	73,248	46,520	88,486	84,877	554,543	3,972
64,018	4,346	28,319	17,309	15,740	35,723	176,989	90
–	–	2,762	3,087	–	–	38,247	–
12,007	1,306	2,835	1,749	12,032	732	93,465	36
–	–	–	–	–	–	–	–
–	–	–	–	–	21,697	–	–
15,633	716	3,924	2,492	4,424	6,472	31,454	213
37,116	837	20,124	25,074	4,493	38,207	159,921	174

1,266,660	919,410	373,919	1,768,717	7,326,847	592,219	13,724,369	43,789

$ 513,750,821	$ 23,720,089	$ 126,933,697	$ 80,559,589	$ 158,216,594	$ 216,439,295	$ 1,036,275,175	$ 7,026,754

$ 394,255,154	$ 17,965,558	$ 114,640,620	$ 70,097,939	$ 70,040,087	$ 178,814,859	$ 721,873,771	$ 2,346,860

37,300,241	2,133,849	10,316,337	6,573,129	8,093,226	19,806,951	151,987,191	177,390
$ 10.57	$ 8.42	$ 11.11	$ 10.66	$ 8.65	$ 9.03	$ 4.75	$ 13.23
0.44	0.44	0.58	0.56	0.46	0.28	0.25	0.70

$ 11.01	$ 8.86	$ 11.69	$ 11.22	$ 9.11	$ 9.31	$ 5.00	$ 13.93

N/A	N/A	$ 3,334,042	$ 3,708,113	N/A	N/A	$ 45,895,999	N/A

N/A	N/A	310,696	393,438	N/A	N/A	12,032,358	N/A
N/A	N/A	$ 10.73	$ 9.42	N/A	N/A	$ 3.81	N/A

$ 15,694,723	$ 1,728,521	$ 3,362,919	$ 2,203,013	$ 14,799,748	N/A	$ 113,842,525	$ 2,028,603

1,485,016	215,494	311,455	230,499	1,790,728	N/A	26,148,329	153,405
$ 10.57	$ 8.02	$ 10.80	$ 9.56	$ 8.26	N/A	$ 4.35	$ 13.22

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

$ 103,800,944	$ 4,026,010	$ 5,596,116	$ 4,550,524	$ 73,376,759	N/A	$ 154,662,880	$ 2,651,291

9,817,323	491,618	503,939	424,529	8,336,854	N/A	32,360,477	200,000
$ 10.57	$ 8.19	$ 11.10	$ 10.72	$ 8.80	N/A	$ 4.78	$ 13.26

N/A	N/A	N/A	N/A	N/A	$ 37,624,436	N/A	N/A

N/A	N/A	N/A	N/A	N/A	4,165,363	N/A	N/A
N/A	N/A	N/A	N/A	N/A	$ 9.03	N/A	N/A

Statement of Assets and Liabilities

		Sustainable
	Sustainable Core	Emerging	U.S. Treasury
	Opportunities	Companies	Money Market

Assets
Investments at value	$ 169,610,340	$ 89,140,051	$ 133,455,967
Cash and cash equivalents	1,106	63,569	230,467
Receivable for securities sold	–	690,049	–
Receivable for fund shares sold	40,230	29,742	1,001,330
Receivable for interest	–	–	2,973
Receivable for dividends	368,809	34,445	–
Receivable from fund administrator	26,422	–	–

Total Assets	170,046,907	89,957,856	134,690,737

Liabilities
Payable for securities purchased	–	1,442,107	–
Payable for fund shares repurchased	463,163	87,499	209,018
Income dividend payable	–	–	87,855
Accrued expenses	53,364	57,828	73,055
Management fee payable	97,950	51,348	43,783
Distribution fee payable (Class A Shares)	38,990	21,634	–
Distribution fee payable (Class C Shares)	14	14	–
Fund accounting fee payable	5,247	2,781	4,105
Deferred compensation	4,011	2,081	14,068

Total Liabilities	662,739	1,665,292	431,884

Net Assets Applicable to
All Outstanding Shares	$ 169,384,168	$ 88,292,564	$ 134,258,853
Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$ 157,704,122	$ 87,026,383	$ 130,034,661

Shares Outstanding	18,333,729	9,292,982	130,034,661
Net Asset Value per Share	$ 8.60	$ 9.36	$ 1.00
Sales Charge**	0.45	0.49	–

Maximum Offering Price	$ 9.05	$ 9.85	$ 1.00

Class B Shares*
Net Assets Applicable to Class B Shares/	N/A	N/A	$ 4,224,192

Shares Outstanding	N/A	N/A	4,224,192
Net Asset Value per Share***	N/A	N/A	$ 1.00

Class C Shares*
Net Assets Applicable to Class C Shares/	$ 333,506	$ 291,579	N/A

Shares Outstanding	39,053	31,353	N/A
Net Asset Value per Share***	$ 8.54	$ 9.30	N/A

Class I Shares*
Net Assets Applicable to Class I Shares/	$ 11,346,540	$ 974,602	N/A

Shares Outstanding	1,315,387	99,073	N/A
Net Asset Value per Share***	$ 8.63	$ 9.84	N/A

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Allocation Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Company Fund, Small/Mid Cap Fund, Sustainable Core Opportunities Fund and Sustainable Emerging Companies Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Georgia Municipal Bond Fund and Government Securities Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/970 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price is equal to the net asset value per share.

*** The maximum offering price is equal to the net asset value.

Amounts designated as “-“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

		Capital	Common	Conservative	Georgia
	Balanced	Growth	Stock	Allocation	Municipal Bond

Net Assets Represent
Capital stock at par value	$ 152,223	$ 84,208	$ 396,821	$ 93,612	$ 31,573
Paid-in capital	197,360,892	111,108,180	797,082,659	111,427,554	30,278,484
Accumulated undistributed (distributions
in excess of) net investment income (loss)	633,694	(17,738)	1,637,166	266,557	15,626
Accumulated undistributed net realized
gain (loss) on investments	(3,130,632)	(13,484,694)	(3,064,166)	(11,569,067)	71,693
Unrealized appreciation (depreciation)
of investments and foreign exchange	2,272,994	4,293,570	60,320,008	(11,187,540)	2,726

Net Assets	$ 197,289,171	$ 101,983,526	$ 856,372,488	$ 89,031,116	$ 30,400,102
Investments at Cost	$ 192,231,426	$ 97,371,982	$ 779,947,008	$ 96,881,986	$ 29,921,136

	Government	Growth	International	Mid Cap	Mid Cap
	Securities	Leaders	Equity	Growth	Value

Net Assets Represent
Capital stock at par value	$ 486,026	$ 28,410	$ 114,424	$ 76,216	$ 182,208
Paid-in capital	512,515,416	31,679,191	186,658,064	124,650,967	225,228,228
Accumulated undistributed (distributions
in excess of) net investment income (loss)	425,231	(416)	2,072,649	(53,456)	420,907
Accumulated undistributed net realized
gain (loss) on investments	(4,514,622)	(2,185,564)	(14,319,278)	(22,838,792)	(2,969,901)
Unrealized appreciation (depreciation)
of investments and foreign exchange	4,838,770	(5,801,532)	(47,592,162)	(21,275,346)	(64,644,848)

Net Assets	$ 513,750,821	$ 23,720,089	$ 126,933,697	$ 80,559,589	$ 158,216,594
Investments at Cost	$ 504,645,784	$ 29,558,320	$ 172,682,466	$ 101,726,471	$ 224,452,305

					Sustainable
	Short Maturity	Small	Small/Mid	Sustainable Core	Emerging
	Government	Company	Cap	Opportunities	Companies

Net Assets Represent
Capital stock at par value	$ 239,723	$ 2,225,284	$ 5,308	$ 196,882	$ 94,234
Paid-in capital	241,904,793	1,342,391,694	10,581,521	270,395,215	174,922,256
Accumulated undistributed (distributions
in excess of) net investment income (loss)	2,930	15,014	1,725	689,597	(2,081)
Accumulated undistributed net realized
gain (loss) on investments	(26,230,206)	(5,073,375)	(641,563)	(38,938,779)	(51,340,479)
Unrealized appreciation (depreciation)
of investments and foreign exchange	522,055	(303,283,442)	(2,920,237)	(62,958,747)	(35,381,366)

Net Assets	$ 216,439,295	$ 1,036,275,175	$ 7,026,754	$ 169,384,168	$ 88,292,564

Investments at Cost	$ 213,860,334	$ 1,316,623,059	$ 9,615,854	$ 232,569,087	$ 124,521,417

	U.S. Treasury
	Money Market

Net Assets Represent
Capital stock at par value	$ 1,342,589
Paid-in capital	132,916,264
Accumulated undistributed (distributions
in excess of) net investment income (loss)	203
Accumulated undistributed net realized
gain (loss) on investments	(203)
Unrealized appreciation (depreciation)
of investments and foreign exchange	–

Net Assets	$ 134,258,853
Investments at Cost	$ 133,455,967	Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Operations

	Balanced	Capital	Common	Conservative
		Growth	Stock	Allocation
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	11/30/08	11/30/08	11/30/08	11/30/08

Investment Income
Income:
Dividends	$ 3,677,405	$ 2,208,272	$ 24,120,205	$ 590,164*
Interest	4,757,253	95,582	687,355	2,233,712

Total Income	$ 8,434,658	$ 2,303,854	$ 24,807,560	$ 2,823,876

Expenses:
Management advisory fee	1,401,974	1,107,902	7,576,969	338,427
Transfer agent fees	585,571	381,599	1,382,686	125,903
Custodian fees	22,940	16,923	74,031	9,980
Distribution expense (Class A Shares)	681,776	453,998	2,860,043	129,759
Distribution expense (Class B Shares)	128,860	–	245,348	102,221
Distribution expense (Class C Shares)	71,694	28,874	203,526	80,700
Distribution expense (Class D Shares)	73,441	–	–	–
Distribution expense (Class S Shares)	–	–	–	–
Accounting and administration services	96,864	58,769	442,306	22,913
Auditing fees	30,550	27,200	145,500	9,750
Legal fees	7,550	1,350	36,000	1,250
Reports and notices to shareholders	36,150	14,900	85,600	9,000
Registration and filing fees	58,477	41,706	66,460	37,310
Director's and Chief Compliance
Officer's fees and expenses	20,535	15,865	102,633	5,290
Other	30,989	4,483	147,810	3,893

Total Expenses	3,247,371	2,153,569	13,368,912	876,396
Expense Reimbursement	–	–	–	–
Expense Offset	(8,625)	(6,973)	(15,231)	(7,381)

Net Expenses	3,238,746	2,146,596	13,353,681	869,015

Net Investment Income (Loss)	5,195,912	157,258	11,453,879	1,954,861

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(1,851,977)	302,728	(255,689)	(7,580,507)
Foreign currency transactions	–	–	–	(214)

Net realized gain (loss)	(1,851,977)	302,728	(255,689)	(7,580,721)

Net change in unrealized appreciation
(depreciation) during the period:
Investments	(71,596,343)	(67,031,524)	(486,606,312)	(8,861,301)
Foreign currency transactions	–	–	–	(270)

Net change in unrealized appreciation
(depreciation)	(71,596,343)	(67,031,524)	(486,606,312)	(8,861,571)

Net Realized and Unrealized Gain
(Loss) on Investments	(73,448,320)	(66,728,796)	(486,862,001)	(16,442,292)

Net Increase (Decrease) in Net Assets
from Operations	$ (68,252,408)	$ (66,571,538)	$ (475,408,122)	$ (14,487,431)

* Net of foreign tax withholding of $5,473 in Sentinel Conservative Allocation Fund, $524,428 in Sentinel International Equity Fund and $12,525 in the Sentinel Mid Cap Value Fund.

** All outstanding shares of the Sentinel Short Maturity Government Fund Class C were converted into Sentinel Short Maturity Government Fund Class A shares following the close of business on July 11, 2008.

Amounts designated as “-“ are either $0 or have been rounded to $0.

86

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Georgia Municipal	Government	Growth	International	Mid Cap	Mid Cap	Short Maturity
Bond	Securities	Leaders	Equity	Growth	Value	Government
For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08

$ 8,355	$ –	$ 211,206	$ 5,264,528*	$ 765,005	$ 1,937,373*	$ –
1,206,277	23,953,622	46,897	113,942	50,765	556,068	8,752,498

$ 1,214,632	$ 23,953,622	$ 258,103	$ 5,378,470	$ 815,770	$ 2,493,441	$ 8,752,498

142,344	2,217,198	204,630	1,326,016	987,501	1,169,044	864,179
31,008	511,503	55,469	526,318	488,312	224,667	273,457
2,895	38,199	4,033	119,455	18,559	18,776	26,316
672	647,148	59,525	498,110	361,043	162,079	380,920
–	–	–	77,672	85,379	–	–
–	92,412	17,559	64,332	40,286	189,029	3,780**
–	–	–	–	–	–	–
–	–	–	–	–	–	154,064
11,770	165,475	8,456	70,659	52,460	57,954	64,496
14,600	82,000	8,000	26,350	18,050	56,000	23,500
1,675	14,750	535	7,000	3,500	9,000	5,600
2,700	35,000	4,050	35,450	29,000	38,000	18,300
4,346	48,893	38,188	50,112	52,422	56,072	40,693

4,475	50,476	2,968	18,850	11,331	22,746	7,011
7,426	43,392	3,045	40,188	11,606	6,537	32,692

223,911	3,946,446	406,458	2,860,512	2,159,449	2,009,904	1,895,008
–	–	(38,886)	–	–	–	–
(1,285)	(13,429)	(3,933)	(7,905)	(7,360)	(9,577)	(8,346)

222,626	3,933,017	363,639	2,852,607	2,152,089	2,000,327	1,886,662

992,006	20,020,605	(105,536)	2,525,863	(1,336,319)	493,114	6,865,836

72,789	8,300,780	(2,170,343)	(1,185,362)	(7,597,233)	(2,972,149)	243,902
–	–	–	(184,142)	–	51,342	–

72,789	8,300,780	(2,170,343)	(1,369,504)	(7,597,233)	(2,920,807)	243,902

(460,003)	(1,134,090)	(8,948,309)	(119,161,022)	(63,274,659)	(90,355,953)	48,136
–	–	–	5,586	–	(84,954)	–

(460,003)	(1,134,090)	(8,948,309)	(119,155,436)	(63,274,659)	(90,440,907)	48,136

(387,214)	7,166,690	(11,118,652)	(120,524,940)	(70,871,892)	(93,361,714)	292,038

$ 604,792	$ 27,187,295	$ (11,224,188)	$ (117,999,077)	$ (72,208,211)	$ (92,868,600)	$ 7,157,874

Statement of Operations

	Small	Small/Mid	Sustainable Core
	Company	Cap	_________Opportunities^^__________
		For the Period	For the Period
	For the Year Ended	From 12/03/07^	From 07/01/08	For the Year Ended
	11/30/08	Through 11/30/08	Through 11/30/08	06/30/08

Investment Income
Income:
Dividends	$ 10,649,242	$ 56,051	$ 1,835,400	$ 1,658,864
Interest	1,653,776	5,471	35,000	126,088

Total Income	$ 12,303,018	$ 61,522	$ 1,870,400	$ 1,784,952

Expenses:
Management advisory fee	8,557,568	64,616	749,395	899,406
Transfer agent fees	2,968,994	7,456	214,585	223,154
Custodian fees	102,597	1,833	7,934	7,343
Distribution expense (Class A Shares)	3,117,683	960	262,120	298,877
Distribution expense (Class B Shares)	849,795	–	–	–
Distribution expense (Class C Shares)	1,622,493	159	33	–+
Distribution expense (Class I Shares)	–	–	–	–
Accounting and administration services	513,843	3,433	39,774	127,783
Auditing fees	160,250	5,300	27,100	42,940
Legal fees	34,250	800	1,510	9,057
Reports and notices to shareholders	170,000	1,250	20,755	11,715
Registration and filing fees	103,024	9,709	18,395	22,080
Director's and Chief Compliance
Officer's fees and expenses	135,572	1,524	10,651	15,290
Other	105,220	5,022	1,774	8,341

Total Expenses	18,441,289	102,062	1,354,026	1,665,986
Expense Reimbursement	–	–	(82,307)	(195,874)
Expense Offset	(22,047)	(958)	(4,331)	(625)

Net Expenses	18,419,242	101,104	1,267,388	1,469,487

Net Investment Income (Loss)	(6,116,224)	(39,582)	603,012	315,465

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(4,058,451)	(643,462)	(20,754,252)	670,686
Foreign currency transactions	–	–	–	–

Net realized gain (loss)	(4,058,451)	(643,462)	(20,754,252)	670,686

Net change in unrealized appreciation
(depreciation) during the period:
Investments	(552,654,207)	(2,920,237)	(78,170,526)	(24,380,792)
Foreign currency transactions	–	–	–	–

Net change in unrealized appreciation
(depreciation)	(552,654,207)	(2,920,237)	(78,170,526)	(24,380,792)

Net Realized and Unrealized Gain
(Loss) on Investments	(556,712,658)	(3,563,699)	(98,924,778)	(23,710,106)

Net Increase (Decrease) in Net Assets
from Operations	$ (562,828,882)	$ (3,603,281)	$ (98,321,766)	$ (23,394,641)

^ Commenced operations on December 3, 2007.

^^ The fiscal year end for the Sentinel Sustainable Core Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

^^^ The fiscal year end for the Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

+ Commenced operations April 7, 2008.

++ The Sentinel Sustainable Emerging Companies Fund Class I Shares charge no distribution expense. The amount exhibited represents the total distribution fees charged to the Citizens Emerging Growth Fund Administrative Shares from July 1, 2007 through April 4, 2008, prior to merging into the Sentinel Sustainable Emerging Companies Class I Shares following the close of the New York Stock Exchange on April 4, 2008.

Amounts designated as “-“ are either $0 or have been rounded to $0.

88

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Sustainable Emerging		U.S. Treasury Money
Companies^^^____________		Market
For the Period
From 07/01/08	For the Year Ended	For the Year Ended
Through 11/30/08	06/30/08	11/30/08

$ 224,714	$ 601,836	$ 36,906
11,463	180,613	1,852,202

$ 236,177	$ 782,449	$ 1,889,108

379,913	1,592,175	437,787
168,301	525,434	303,140
8,990	13,813	10,894
159,982	442,916	–
–	–	–
100	20+	–
–	5,872++	–
20,191	271,992	40,683
18,950	48,985	25,600
1,020	18,637	4,050
18,550	37,846	23,500
10,308	27,695	32,792

5,216	31,201	10,847
948	22,150	25,411

792,469	3,038,736	914,704
–	(30,949)	–
(4,425)	(858)	(5,694)

788,044	3,006,929	909,010

(551,867)	(2,224,480)	980,098

(16,810,235)	17,063,556	–
–	–	–

(16,810,235)	17,063,556	–

(53,800,164)	(53,800,164)	–
–	–	–

(53,800,164)	(32,717,579)	–

(70,610,399)	(15,654,023)	–

$ (71,162,266)	$ (17,878,503)	$ 980,098

Statement of Changes in Net Assets
		Balanced	Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/08	11/30/07	11/30/08	11/30/07

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 5,195,912	$ 6,049,796	$ 157,258	$ 203,015
Net realized gain (loss) on sales
of investments	(1,851,977)	17,023,873	302,728	14,157,111
Net change in unrealized appreciation
(depreciation)	(71,596,343)	1,937,411	(67,031,524)	10,736,059
Net increase (decrease) in net assets

from operations	(68,252,408)	25,011,080	(66,571,538)	25,096,185

Distributions to Shareholders
From net investment income
Class A Shares	(5,066,104)	(5,332,397)	(214,272)	–
Class B Shares	(159,584)	(246,135)	–	–
Class C Shares	(81,325)	(83,631)	–	–
Class D Shares	(112,705)	(364,707)	–	–
Class I Shares	(88,567)	(1,554)^	(22,116)	–^
From net realized gain on investments
Class A Shares	(14,663,649)	(5,946,206)	(12,042,596)	(8,420,932)
Class B Shares	(976,542)	(544,748)	–	–
Class C Shares	(453,864)	(163,913)	(213,311)	(18,041)
Class D Shares	(666,106)	(546,897)	–	–
Class I Shares	(213,935)	–^	(301,690)	–^
Return of capital
Class A Shares	–	–	(1,534,264)	–
Class B Shares	–	–	–	–
Class C Shares	–	–	(27,177)	–
Class D Shares	–	–	–	–
Class I Shares	–	–	(38,436)	–^

Total distributions to shareholders	(22,482,381)	(13,230,188)	(14,393,862)	(8,438,973)

From Capital Share Transactions
Net proceeds from sales of shares
Class A Shares	21,907,093	31,303,152	10,251,340	12,241,441
Class B Shares	852,797	821,374	–	–
Class C Shares	2,008,232	1,680,802	1,621,804	712,716
Class D Shares	3,601	7,455	–	–
Class I Shares	599,167	3,761,076^	668,029	4,834,938^
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	11,292,171	–	–	66,893,747
Class B Shares	–	–	–	–
Class C Shares	–	–	–	2,315,385
Class D Shares	–	–	–	–
Class I Shares	–	–^	–	–^
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	18,391,322	10,395,423	11,518,535	6,742,303
Class B Shares	1,082,088	743,697	–	–
Class C Shares	503,010	234,646	196,954	6,829
Class D Shares	757,393	487,400	–	–
Class I Shares	281,819	–^	341,617	–^

	57,678,693	49,435,025	24,598,279	93,747,359

Less: Payments for shares reacquired
Class A Shares	(46,101,350)	(52,563,834)	(30,898,475)	(43,181,102)
Class B Shares	(7,271,921)	(8,894,923)	–	–
Class C Shares	(2,095,222)	(1,749,918)	(904,611)	(405,246)
Class D Shares	(1,451,213)	(13,047,307)	–	–
Class I Shares	(679,277)	(54,453)^	(836,965)	(128,490)^

Increase (decrease) in net assets from
capital stock transactions	79,710	(26,875,410)	(8,041,772)	50,032,521

Total Increase (Decrease) in
Net Assets for period	(90,655,079)	(15,094,518)	(89,007,172)	66,689,733
Net Assets: Beginning of period	$ 287,944,250	$ 303,038,768	$ 190,990,698	$ 124,300,965

Net Assets: End of period	$ 197,289,171	$ 287,944,250	$ 101,983,526	$ 190,990,698

Accumulated Undistributed Net
Investment Income (Loss)	$ 633,694	$ 843,333	$ (17,738)	$ 154,747

^ Commenced operations August 27, 2007.

# Commenced operations May 4, 2007.		Amounts designated as “-“ are either $0 or have been rounded to $0.

					Statement of Changes in Net Assets

Common Stock		Conservative Allocation		Georgia Municipal Bond*
				________________________________________________________
					For the Period
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	From 11/01/07	Year Ended
11/30/08	11/30/07	11/30/08	11/30/07	11/30/08	Through 11/30/07	10/31/07

$ 11,453,879	$ 11,411,582	$ 1,954,861	$ 1,698,038	$ 992,006	$ 90,697	$ 1,228,631

(255,689)	70,152,703	(7,580,721)	687,927	72,789	–	167,100

(486,606,312)	43,170,666	(8,861,571)	1,233,101	(460,003)	281,623	(434,914)

(475,408,122)	124,734,951	(14,487,431)	3,619,066	604,792	372,320	960,817

(9,466,158)	(8,645,430)	(1,498,757)	(1,644,925)	(6,429**	(990)	(15,549)
–	–	(259,831)	(384,553)	–	–	–
(16,358)	–	(212,890)	(222,879)	–	–	–
–	–	–	–	–	–	–
(2,674,425)	(1,217,114)#	–	–	(969,951)**	(93,677)	(1,217,497)

(56,667,768)	(46,436,345)	(374,048)	(609,494)	(1,961)	–	(3,021)
(1,775,255)	(1,981,880)	(100,066)	(188,211)	–	–	–
(1,182,673)	(649,932)	(72,440)	(102,153)	–	–	–
–	–	–	–	–	–	–
(10,528,606)	–#	–	–	(158,596)	–	(195,132)

–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–#	–	–	–	–	–

(82,311,243)	(58,930,701)	(2,518,032)	(3,152,215)	(1,136,937)	(94,667)	(1,431,199)

82,025,561	73,228,445	21,252,222	11,995,204	949,970	–	18,265
968,399	1,351,515	1,143,307	682,945	–	–	–
6,408,937	6,390,341	3,399,431	2,260,202	–	–	–
–	–	–	–	–	–	–
84,217,062	34,651,616#	–	–	1,930,525	25,306	2,412,230

–	1,091,395	33,981,702	–	–	–	–
–	–	7,034,376	–	–	–	–
–	2,132,920	3,941,974	–	–	–	–
–	–	–	–	–	–	–
–	194,108,510#	–	–	–	–	–

56,120,350	46,793,473	1,481,044	1,894,024	7,402	867	6,381
1,703,407	1,947,306	312,696	498,262	–	–	–
920,962	623,869	225,262	260,358	–	–	–
–	–	–	–	–	–	–
2,114,081	177,843#	–	–	4,792	140	11,042

234,478,759	362,497,233	72,772,014	17,590,995	2,892,689	26,313	2,447,918

(132,928,450)	(185,006,498)	(16,627,119)	(14,178,356)	(295,886)	(190,469)	(81,488)
(14,169,932)	(18,162,184)	(4,065,549)	(2,878,404)	–	–	–
(4,902,577)	(2,430,128)	(2,117,571)	(1,648,540)	–	–	–
–	–	–	–	–	–	–
(39,099,232)	(28,514,187)#	–	–	(4,623,479)	(641,880)	(11,575,494)

43,378,568	128,384,236	49,961,775	(1,114,305)	(2,026,676)	(806,036)	(9,209,064)

(514,340,797)	194,188,486	32,956,312	(647,454)	(2,558,821)	(528,383)	(9,679,446)
$ 1,370,713,285	$ 1,176,524,799	$ 56,074,804	$ 56,722,258	$ 32,958,923	$ 33,487,306	$ 43,166,752

$ 856,372,488	$ 1,370,713,285	$ 89,031,116	$ 56,074,804	$ 30,400,102	$ 32,958,923	$ 33,487,306

$ 1,637,166	$ 2,164,829	$ 266,557	$ 155,459	$ 15,626	$ –	$ (1,076)

* The fiscal year end for the Sentinel Georgia Municipal Bond Fund changed from October 31st to November 30th following the October 31, 2007

Annual Report. Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund.

** All the dividends paid by the Sentinel Georgia Municipal Bond Fund are tax-exempt for Federal income tax purposes.
                                                                       91

Statement of Changes in Net Assets

	Government Securities		Growth Leaders

	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/08	11/30/07	11/30/08	11/30/07

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 20,020,605	$ 13,772,302	$ (105,536)	$ (46,443)
Net realized gain (loss) on sales
of investments	8,300,780	1,393,384	(2,170,343)	833,979
Net change in unrealized appreciation
(depreciation)	(1,134,090)	3,495,084	(8,948,309)	1,751,823
Net increase (decrease) in net assets

from operations	27,187,295	18,660,770	(11,224,188)	2,539,359

Distributions to Shareholders
From net investment income
Class A Shares	(14,442,733)	(10,505,958)	–	(5,261)
Class B Shares	–	–	–	–
Class C Shares	(336,474)	(87,944)	–	–
Class I Shares	(5,354,662)	(3,194,893)#	–	–^
From net realized gain on investments
Class A Shares	–	–	(521,857)	–
Class B Shares	–	–	–	–
Class C Shares	–	–	(48,818)	–
Class I Shares	–	–#	(7,732)	–^

Total distributions to shareholders	(20,133,869)	(13,788,795)	(578,407)	(5,261)

From Capital Share Transactions
Net proceeds from sales of shares
Class A Shares	187,470,306	79,907,995	17,962,765	6,660,457
Class B Shares	–	–	–	–
Class C Shares	11,945,189	5,273,889	1,852,060	1,148,246
Class I Shares	32,444,746	12,644,243#	5,000,000	250,055^
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	44,568,838	1,931,677	–	–
Class A Shares issued upon conversion
from Class B Shares	–	–	–	–
Class B Shares	–	–	–	–
Class C Shares	–	–	–	–
Class I Shares	–	126,487,938#	–	–^
Class I Shares issued upon conversion
from Class A Shares	–	–	–	–
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	11,623,791	8,347,746	384,120	3,991
Class B Shares	–	–	–	–
Class C Shares	141,742	33,979	18,286	–
Class I Shares	675,173	154,344#	–	–^

	288,869,785	234,781,811	25,217,231	8,062,749

Less: Payments for shares reacquired
Class A Shares	(103,730,266)	(58,742,555)	(8,502,902)	(2,548,160)
Class A Shares reacquired upon
conversion into Class I Shares	–	–	–	–
Class B Shares	–	–	–	–
Class B Shares reacquired upon
conversion into Class A Shares	–	–	–	–
Class C Shares	(1,577,371)	(910,943)	(820,618)	(115,521)
Class I Shares	(43,069,040)	(28,736,771)#	–	(54)^

Increase (decrease) in net assets from
capital stock transactions	140,493,108	146,391,542	15,893,711	5,399,014

Total Increase (Decrease) in
Net Assets for period	147,546,534	151,263,517	4,091,116	7,933,112
Net Assets: Beginning of period	$ 366,204,287	$ 214,940,770	$ 19,628,973	$ 11,695,861

Net Assets: End of period	$ 513,750,821	$ 366,204,287	$ 23,720,089	$ 19,628,973

Accumulated Undistributed Net
Investment Income (Loss)	$ 425,231	$ 106,556	$ (416)	$ 103

		# Commenced operations May 4, 2007.
		^ Commenced operations August 27, 2007.
		Amounts designated as “-“ are either $0 or have been rounded to $0.

				Statement of Changes in Net Assets

International Equity		Mid Cap Growth		_____________Mid Cap Value***

					For the Period
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	From 11/01/07	Year Ended
11/30/08	11/30/07	11/30/08	11/30/07	11/30/08	Through 11/30/07	10/31/07

$ 2,525,863	$ 1,631,741	$ (1,336,319)	$ (1,281,329)	$ 493,114	$ 76,717	$ 856,158

(1,369,504)	15,377,278	(7,597,233)	15,316,310	(2,920,807)	645,057	13,206,128

(119,155,436)	13,640,424	(63,274,659)	10,661,649	(90,440,907)	(10,998,656)	12,948,620

(117,999,077)	30,649,443	(72,208,211)	24,696,630	(92,868,600)	(10,276,882)	27,010,906

(1,298,805)	(1,202,020)	–	–	(186,167)	–	–
–	–	–	–	–	–	–
(4,933)	–	–	–	(48,002)	–	–
(135,029)	–^	–	–^	(807,994)	–	(22,294)

(12,851,226)	(12,858,358)	–	–	(2,795,710)	–	(243,502)
(962,998)	(1,136,332)	–	–	–	–	(364,071)
(697,225)	(458,176)	–	–	(1,659,355)	–	(575,386)
(840,290)	–^	–	–^	(9,369,148)	–	(4,954,052)

(16,790,506)	(15,654,886)	–	–	(14,866,376)	–	(6,159,305)

25,071,963	35,646,369	17,692,232	24,460,706	107,783,838	3,619,548	17,649,260
379,604	1,016,294	189,980	216,297	–	–	289,388
924,135	3,087,582	765,157	1,369,187	16,902,236	1,955,658	3,432,966
1,455,023	10,331,293^	751,002	9,787,394^	46,640,831	977,173	20,173,663

85,605,902	–	–	–	–	–	–

–	–	–	–	–	–	6,781,368^^
–	–	–	–	–	–	–
–	–	–	–	–	–	–
2,023,815	–^	–	–^	–	–	–

–	–	–	–	–	–	4,618,318^^

13,310,787	13,393,285	–	–	2,401,374	–	209,282
921,900	1,100,483	–	–	–	–	338,655
594,505	437,026	–	–	1,340,491	–	488,036
949,015	–^	–	–^	4,115,670	–	1,602,297

131,236,649	65,012,332	19,398,371	35,833,584	179,184,440	6,552,379	55,583,233

(49,486,728)	(53,132,878)	(25,967,526)	(56,297,446)	(22,349,773)	(632,292)	(2,368,562)

–	–	–	–	–	–	(4,618,318)^^
(4,215,226)	(4,612,060)	(4,368,107)	(7,381,701)	–	–	(507,506)

–	–	–	–	–	–	(6,781,368)^^
(1,974,385)	(1,199,904)	(1,455,454)	(932,057)	(4,512,470)	(46,922)	(1,738,255)
(2,503,966)	(268,010)^	(1,466,417)	(148,813)^	(18,335,291)	(5,171,146)	(22,360,503)

73,056,344	5,799,480	(13,859,133)	(28,926,433)	133,986,906	702,019	17,208,721

(61,733,239)	20,794,037	(86,067,344)	(4,229,803)	26,251,930	(9,574,863)	38,060,322
$ 188,666,936	$ 167,872,899	$ 166,626,933	$ 170,856,736	$ 131,964,664	$ 141,539,527	$ 103,479,205

$ 126,933,697	$ 188,666,936	$ 80,559,589	$ 166,626,933	$ 158,216,594	$ 131,964,664	$ 141,539,527

$ 2,072,649	$ 1,250,237	$ (53,456)	$ (63,924)	$ 420,907	$ 920,896	$ 843,801

*** The fiscal year end for the Sentinel Mid Cap Value Fund changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

^^ Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid Cap Value Class I Shares and Synovus Mid Cap
Value Class B shareholders were issued Sentinel Mid Cap Value Class A Shares in a reorganization effective as of the close of the New York Stock Exchange on May 4, 2007.
Amounts designated as “-“ are either $0 or have been rounded to $0.

                                                                       93

Statement of Changes in Net Assets

	Short Maturity Government		Small Company		Small/Mid Cap
					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	From 12/03/07+
	11/30/08	11/30/07	11/30/08	11/30/07	Through 11/30/08

	Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 6,865,836	$ 7,034,689	$ (6,116,224)	$ (2,877,300)	$ (39,582)
Net realized gain (loss) on sales
of investments	243,902	(45,075)	(4,058,451)	162,566,317	(643,462)
Net change in unrealized appreciation
(depreciation)	48,136	1,333,272	(552,654,207)	(31,152,089)	(2,920,237)
Net increase (decrease) in net assets

from operations	7,157,874	8,322,886	(562,828,882)	128,536,928	(3,603,281)

Distributions to Shareholders
From net investment income
Class A Shares	(6,779,881)	(7,600,803)	–	–	–
Class B Shares	–	–	–	–	–
Class C Shares	(4,991)++	(2,707)	–	–	–
Class S Shares	(843,270)	(301,207)	–	–	–
Class I Shares	–	–	–	–#	–
From net realized gain on investments
Class A Shares	–	–	(121,259,510)	(139,195,215)	–
Class B Shares	–	–	(13,788,828)	(18,838,178)	–
Class C Shares	–++	–	(19,893,544)	(20,036,255)	–
Class S Shares	–	–	–	–	–
Class I Shares	–	–	(5,244,570)	–#	–
Return of capital
Class A Shares	–	–	(1,077,586)	–	–
Class B Shares	–	–	(122,536)	–	–
Class C Shares	–++	–	(176,786)	–	–
Class S Shares	–	–	–	–	–
Class I Shares	–	–	(46,607)	–#	–

Total distributions to shareholders	(7,628,142)	(7,904,717)	(161,609,967)	(178,069,648)	–

From Capital Share Transactions
Net proceeds from sales of shares
Class A Shares	80,457,063	31,372,796	333,368,781	283,454,365	4,513,475
Class B Shares	–	–	815,167	765,999	–
Class C Shares	3,773,643++	435,483	32,028,859	40,518,005	3,058,039
Class S Shares	41,540,848	1,506,628	–	–	–
Class I Shares	–	–	179,312,813	57,515,803#	4,000,000
Citizens Administrative Shares issued prior
to the Fund reorganizations	–	–	–	–	–
	Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	–	–	–	–	–
Class A Shares issued upon conversion
from Class C Shares	3,944,285++	–	–	–	–
Class B Shares	–	–	–	–	–
Class C Shares	–++	–	–	–	–
Class S Shares	–	–	–	–	–
Class I Shares	–	–	–	–#	–
Class I Shares issued upon conversion
from Citizens Administrative Shares	–	–	–	–	–
	Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	5,601,122	6,134,574	108,489,751	126,082,616	–
Class B Shares	–	–	13,134,230	17,702,605	–
Class C Shares	3,047++	1,295	18,377,252	18,996,827	–
Class S Shares	773,156	258,276	–	–	–
Class I Shares	–	–	1,339,737	–#	–

	136,093,164	39,709,052	686,866,590	545,036,220	11,571,514

Less: Payments for shares reacquired
Class A Shares	(58,245,723)	(75,993,881)	(412,401,985)	(378,331,394)	(941,479)
Class B Shares	–	–	(40,229,704)	(36,157,012)	–
Class C Shares	(243,672)++	(226,085)	(36,897,260)	(32,788,056)	–
Class C Shares reacquired upon
conversion into Class A Shares	(3,944,285)++	–	–	–	–
Class S Shares	(11,371,333)	(3,929,301)	–	–	–
Class I Shares	–	–	(17,415,537)	(4,974,655)#	–
Citizens Administrative Shares reacquired

prior to the Fund reorganizations	–	–	–	–	–

				Statement of Changes in Net Assets

	Short Maturity Government		Small Company		Small/Mid Cap

	Year Ended	Year Ended	Year Ended	Year Ended	From 12/03/07+
	11/30/08	11/30/07	11/30/08	11/30/07	Through 11/30/08

Citizens Administrative Shares reacquired
upon conversion into Class I Shares	–	–	–	–	–

Increase (decrease) in net assets from
capital stock transactions	62,288,151	(40,440,215)	179,922,104	92,785,103	10,630,035

Total Increase (Decrease) in
Net Assets for period	61,817,883	(40,022,046)	(544,516,745)	43,252,383	7,026,754
Net Assets: Beginning of period	$ 154,621,412	$ 194,643,458	$1,580,791,920	$1,537,539,537	$ –

Net Assets: End of period	$ 216,439,295	$ 154,621,412	$1,036,275,175	$1,580,791,920	$ 7,026,754

Accumulated Undistributed Net
Investment Income (Loss)	$ 2,930	$ 15,906	$ 15,014	$ (19,814)	$ 1,725

+ Commenced operations December 3, 2007.
++ All outstanding shares of the Sentinel Short Maturity Government Fund Class C were converted into Sentinel Short Maturity Government Fund
Class A shares following the close of business on July 11, 2008.
# Commenced operations May 4, 2007.

Statement of Changes in Net Assets

	____________Sustainable Core Opportunities***__________			______Sustainable Emerging Companies*****______

	For the Period			For the Period
	From 07/01/08	Year Ended	Year Ended	From 07/01/08	Year Ended	Year Ended
	Through 11/30/08	06/30/08	06/30/07	Through 11/30/08	06/30/08	06/30/07

	Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$603,012	$315,465	$ 212,668	$(551,867)	$ (2,224,480)	$ (1,249,526)
Net realized gain (loss) on sales
of investments	(20,754,252)	670,686	4,566,736	(16,810,235)	17,063,556	18,114,469
Net change in unrealized appreciation
(depreciation)	(78,170,526)	(24,380,792)	4,599,628	(53,800,164)	(32,717,579)	5,259,708
Net increase (decrease) in net assets

from operations	(98,321,766)	(23,394,641)	9,379,032	(71,162,266)	(17,878,503)	22,124,651

Distributions to Shareholders
From net investment income
Class A Shares	–	(160,644)	(156,486)	–	–	–
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class S Shares	–	(843,270)	–	–	–	–
Class I Shares	–	(65,043)	(32,960)	–	–	–
From net realized gain on investments
Class A Shares	–	–	–	–	–	–
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class S Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–
Return of capital
Class A Shares	–	–	–	–	–	–
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class S Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–

Total distributions to shareholders	–	(225,687)	(189,446)	–	–	–

From Capital Share Transactions
Net proceeds from sales of shares
Class A Shares	6,160,168	17,782,798	23,089,245	2,549,307	13,878,916	17,850,867
Class B Shares	–	–	–	–	–	–
Class C Shares	22,942	500,012@	–	1,500	531,130@	–
Class S Shares	–	–	–	–	–	–
Class I Shares	8,010,775	11,275,013	1,073,577	54,759	150,533	110,287
	Citizens Administrative Shares issued prior
to the Fund reorganizations	–	–	–	–	267,622@@	432,065
	Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	–	218,888,219	–	–	31,388,124	–
	Class A Shares issued upon conversion
from Class C Shares	–	–	–	–	–	–
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class S Shares	–	–	–	–	–	–
Class I Shares	–	56,805,758	–	–	–	–
Class I Shares issued upon conversion
from Citizens Administrative Shares	–	–	–	–	2,531,057@@	–
	Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	–	153,383	147,501	–	–	–
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class S Shares	–	–	–	–	–	–
Class I Shares	–	65,043	32,960	–	–	–

	14,193,885	305,470,226	24,343,283	2,605,566	48,747,382	18,393,219

Less: Payments for shares reacquired
Class A Shares	(19,313,840)	(22,548,285)	(7,879,983)	(9,422,507)	(41,182,727)	(32,484,880)
Class B Shares	–	–	–	–	–	–
Class C Shares	–	–@	–	–	–@	–
Class C Shares reacquired upon
conversion into Class A Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–
Class I Shares	(39,223,331)	(11,422,766)	–	(265,095)	(1,100,472)	(568,881)
	Citizens Administrative Shares reacquired

prior to the Fund reorganizations	–	–	–	–	(1,747,146)@@	(1,908,438)

Statement of Changes in Net Assets

Sustainable Core Opportunities****			____Sustainable Emerging Companies*****
For the Period			For the Period
From 07/01/08	Year Ended	Year Ended	From 07/01/08	Year Ended	Year Ended
Through 11/30/08	06/30/08	06/30/07	Through 11/30/08	06/30/08	06/30/07

–	–	–	–	(2,531,057)@@	–

(44,343,286)	271,499,175	16,463,300	(7,082,036)	2,185,980	(16,568,980)

(142,665,052)	247,878,847	25,652,886	(78,244,302)	(15,692,523)	5,555,671
$ 312,049,220	$ 64,170,373	$ 38,517,487	$ 166,536,866	$ 182,229,389	$ 176,673,718

$ 169,384,168	$ 312,049,220	$ 64,170,373	$ 88,292,564	$ 166,536,866	$ 182,229,389

$ 689,597	$ 86,585	$ 77,613	$ (2,081)	$ –	$ –

     Citizens Administrative Shares reacquired upon conversion into Class I Shares Increase (decrease) in net assets from capital stock transactions Total Increase (Decrease) in Net Assets for period Net Assets: Beginning of period Net Assets: End of period Accumulated Undistributed Net Investment Income (Loss)

**** The fiscal year end for the Sentinel Sustainable Core Opportunities Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

***** The fiscal year end for the Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

@ Commenced operations April 7, 2008.

@@ Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the Fund reorganizations effective as of the close of the New York Stock Exchange on April 4, 2008.

	U.S. Treasury Money Market
	Year Ended	Year Ended
	11/30/08	11/30/07

Increase (Decrease) in Net Assets from
Net investment income (loss)	$ 980,098	$ 2,515,912
Net realized gain (loss) on sales
of investments	–	–
Net change in unrealized appreciation
(depreciation)	–	–
Net increase (decrease) in net assets

from operations	980,098	2,515,912

Distributions to Shareholders
From net investment income
Class A Shares	(953,968)	(2,422,945)
Class B Shares	(26,130)	(92,967)
From net realized gain on investments
Class A Shares	–	–
Class B Shares	–	–

Total distributions to shareholders	(980,098)	(2,515,912)

From Capital Share Transactions
Net proceeds from sales of shares
Class A Shares	81,362,137	64,382,472
Class B Shares	4,210,805	2,554,448

Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	81,925,786	–
Class B Shares	–	–
Net asset value of shares in reinvestment of dividends and
distributions
Class A Shares	908,856	2,336,891
Class B Shares	20,329	75,282

	168,427,913	69,349,093

Less: Payments for shares reacquired
Class A Shares	(92,645,555)	(77,401,852)
Class B Shares	(2,501,990)	(3,015,345)
Increase (decrease) in net assets from capital
stock transactions	73,280,368	(11,068,104)

Total Increase (Decrease) in
Net Assets for period	73,280,368	(11,068,104)
Net Assets: Beginning of period	$ 60,978,485	$ 72,046,589

Net Assets: End of period	$ 134,258,853	$ 60,978,485

Accumulated Undistributed Net
Investment Income (Loss)	$ 203	$ –

Financial Highlights
Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.
			Income From Investment Operations			Less Distributions

				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends	Distributions
Fund/	year	value,	investment	(both	Total from	(from net	(from	Return		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	of	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	of period	(%)*

Balanced Class A
	11/30/04	$15.90	$ 0.28	$ 1.29	$ 1.57	$ 0.28	$ 0.36	$ -	$ 0.64	$16.83	10.12
	11/30/05	16.83	0.32	0.86	1.18	0.34	0.82	-	1.16	16.85	7.36
	11/30/06	16.85	0.37	1.53	1.90	0.38	0.36	-	0.74	18.01	11.64
	11/30/07	18.01	0.38	1.12	1.50	0.38	0.43	-	0.81	18.70	8.60
	11/30/08	18.70	0.34	(4.60)	(4.26)	0.37	1.11	-	1.48	12.96	(24.65)

Balanced Class B
	11/30/04	15.95	0.15	1.29	1.44	0.14	0.36	-	0.50	16.89	9.21
	11/30/05	16.89	0.18	0.86	1.04	0.20	0.82	-	1.02	16.91	6.42
	11/30/06	16.91	0.23	1.53	1.76	0.23	0.36	-	0.59	18.08	10.72
	11/30/07	18.08	0.23	1.12	1.35	0.22	0.43	-	0.65	18.78	7.65
	11/30/08	18.78	0.18	(4.63)	(4.45)	0.20	1.11	-	1.31	13.02	(25.42)

Balanced Class C
	11/30/04	15.92	0.13	1.29	1.42	0.14	0.36	-	0.50	16.84	9.08
	11/30/05	16.84	0.16	0.87	1.03	0.19	0.82	-	1.01	16.86	6.35
	11/30/06	16.86	0.21	1.52	1.73	0.22	0.36	-	0.58	18.01	10.56
	11/30/07	18.01	0.20	1.13	1.33	0.21	0.43	-	0.64	18.70	7.56
	11/30/08	18.70	0.18	(4.61)	(4.43)	0.19	1.11	-	1.30	12.97	(25.41)

Balanced Class D
	11/30/04	15.84	0.22	1.28	1.50	0.18	0.36	-	0.54	16.80	9.69
	11/30/05	16.80	0.26	0.86	1.12	0.28	0.82	-	1.10	16.82	6.98
	11/30/06	16.82	0.33	1.53	1.86	0.32	0.36	-	0.68	18.00	11.41
	11/30/07	18.00	0.32	1.11	1.43	0.32	0.43	-	0.75	18.68	8.19
	11/30/08	18.68	0.19	(4.61)	(4.42)	0.19	1.11	-	1.30	12.96	(25.38)

Balanced Class I
	11/30/07(A)	18.43	0.14	0.26	0.40	0.12	-	-	0.12	18.71	2.14++
	11/30/08	18.71	0.36	(4.61)	(4.25)	0.43	1.11	-	1.54	12.92	(24.64)

Capital Growth Class A
	06/30/04	17.26	(0.17)	2.34	2.17	-	-	-	-	19.43	12.57
	06/30/05	19.43	(0.13)	0.49	0.36	-	0.37	-	0.37	19.42	1.85
	06/30/06	19.42	(0.10)	1.98	1.88	-	2.50	-	2.50	18.80	9.94
	11/30/06(B)	18.80	(0.01)	1.03	1.02	-	-	-	-	19.82	5.43++
	11/30/07	19.82	0.03	2.83	2.86	-	1.36	-	1.36	21.32	15.40
	11/30/08	21.32	0.02	(7.62)	(7.60)	0.02	1.40	0.18	1.60	12.12	(38.47)

Capital Growth Class C
	06/30/06(C)	19.45	(0.12)	(0.61)	(0.73)	-	-	-	-	18.72	(3.75)++
	11/30/06(B)	18.72	(0.13)	1.03	0.90	-	-	-	-	19.62	4.81++
	11/30/07	19.62	(0.29)	2.70	2.41	-	1.36	-	1.36	20.67	13.12
	11/30/08	20.67	(0.22)	(7.30)	(7.52)	-	1.40	0.18	1.58	11.57	(39.34)

Capital Growth Class I
	11/30/07(A)	20.32	0.05	0.98	1.03	-	-	-	-	21.35	5.07++
	11/30/08	21.35	0.05	(7.61)	(7.56)	0.10	1.40	0.18	1.68	12.11	(38.37)

	See notes to Financial Highlights at the end of the schedule.

Financial Highlights

Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$231,599	1 .17	1.17	1 .17	1 .73	1.73	220
239,882	1 .12	1.14	1 .14	1 .93	1.93	187
249,398	1 .10	1.11	1 .11	2 .18	2.18	209
248,429	1 .10	1.11	1 .11	2 .12	2.12	138
174,612	1 .13	1.14	1 .14	2 .11	2.11	90

30,780	1 .99	1.99	1 .99	0 .89	0.89	220
27,012	2 .02	2.03	2 .03	1 .03	1.03	187
23,445	1 .99	2.00	2 .00	1 .28	1.28	209
16,847	1 .99	2.00	2 .00	1 .22	1.22	138
7,215	2 .11	2.11	2 .11	1 .11	1.11	90

5,694	2 .09	2.09	2 .09	0 .80	0.80	220
6,449	2 .09	2.10	2 .10	0 .97	0.97	187
7,299	2 .06	2.07	2 .07	1 .22	1.22	209
7,757	2 .10	2.11	2 .11	1 .13	1.13	138
5,633	2 .15	2.15	2 .15	1 .10	1.10	90

20,689	1 .50	1.51	1 .51	1 .42	1.42	220
21,692	1 .41	1.42	1 .42	1 .65	1.65	187
22,897	1 .37	1.38	1 .38	1 .92	1.92	209
11,293	1 .42	1.43	1 .43	1 .77	1.77	138
7,200	2 .08	2.08	2 .08	1 .16	1.16	90

3,618	0.69+	0 .69+	0 .69+	2 .82+	2.82+	138 ++
2,629	1 .02	1.02	1 .02	2 .22	2.22	90

217,178	1 .64	1.64	1 .64	(0.81)	(0.81)	47
174,818	1 .69	1.69	1 .69	(0.61)	(0.61)	63
131,400	1 .66	1.66	1 .66	(0.53)	(0.53)	39
124,054	1.26+	1 .27+	1 .27+	(0.12)+	(0.12)+	8 ++
183,262	1 .27	1.28	1 .28	0 .14	0.14	24
97,020	1 .33	1.34	1 .34	0 .12	0.12	19

172	3.11+	3 .12+	3 .12+	(1.99)+	(1.99)+	39++
247	2.81+	2 .82+	2 .82+	(1.65)+	(1.65)+	8 ++
3,150	2 .83	2.84	2 .84	(1.42)	(1.42)	24
2,265	2 .80	2.80	2 .80	(1.34)	(1.34)	19

4,579	0.84+	0 .85+	0 .85+	0 .88+	0.88+	24++

2,699	1 .19	1.20	1 .20	0 .26	0.26	19

Financial Highlights

			Income From Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

Common Stock Class A
	11/30/04	$29.76	$ 0.23	$ 3.53	$ 3.76	$ 0.15	$ 2.13	$ 2.28	$31.24	13.19
	11/30/05	31.24	0.25	2.79	3.04	0.28	2.80	3.08	31.20	10.51
	11/30/06	31.20	0.28	4.23	4.51	0.30	1.40	1.70	34.01	15.18
	11/30/07	34.01	0.30	3.18	3.48	0.27	1.42	1.69	35.80	10.62
	11/30/08	35.80	0.28	(12.34)	(12.06)	0.30	1.84	2.14	21.60	(35.74)

Common Stock Class B
	11/30/04	29.46	(0.06)	3.49	3.43	-	2.13	2.13	30.76	12.12
	11/30/05	30.76	(0.01)	2.74	2.73	0.05	2.80	2.85	30.64	9.49
	11/30/06	30.64	(0.02)	4.15	4.13	0.02	1.40	1.42	33.35	14.08
	11/30/07	33.35	(0.04)	3.11	3.07	-	1.42	1.42	35.00	9.54
	11/30/08	35.00	(0.05)	(12.05)	(12.10)	-	1.84	1.84	21.06	(36.45)

Common Stock Class C
	11/30/04	29.41	(0.08)	3.48	3.40	-	2.13	2.13	30.68	12.03
	11/30/05	30.68	(0.07)	2.76	2.69	0.04	2.80	2.84	30.53	9.41
	11/30/06	30.53	(0.05)	4.14	4.09	0.02	1.40	1.42	33.20	14.00
	11/30/07	33.20	(0.03)	3.09	3.06	-	1.42	1.42	34.84	9.56
	11/30/08	34.84	0.02	(12.01)	(11.99)	0.02	1.84	1.86	20.99	(36.30)

Common Stock Class I
	11/30/07(D)	35.31	0.27	0.44	0.71	0.20	-	0.20	35.82	2.02++
	11/30/08	35.82	0.42	(12.35)	(11.93)	0.43	1.84	2.27	21.62	(35.45)

Conservative Allocation Class A^
	11/30/04	11.25	0.40	0.65	1.05	0.48	-	0.48	11.82	9.58
	11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
	11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
	11/30/08	11.86	0.38	(2.23)	(1.85)	0.37	0.12	0.49	9.52	(16.14)

Conservative Allocation Class B^
	11/30/04	11.24	0.31	0.64	0.95	0.39	-	0.39	11.80	8.65
	11/30/05	11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
	11/30/06	11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
	11/30/07	11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99
	11/30/08	11.83	0.27	(2.22)	(1.95)	0.28	0.12	0.40	9.48	(16.99)

Conservative Allocation Class C^
	11/30/04	11.25	0.32	0.63	0.95	0.40	-	0.40	11.80	8.70
	11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
	11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
	11/30/08	11.84	0.28	(2.22)	(1.94)	0.29	0.12	0.41	9.49	(16.92)
See notes to Financial Highlights at the end of the schedule.

100

See notes to Financial Highlights at the end of the schedule.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$1,042,308	1.05	1.05	1 .05	0 .76	0.76	57
1,071,523	1.04	1.05	1 .05	0 .83	0.83	26
1,114,097	1.10	1.10	1 .13	0 .88	0.86	13
1,110,318	1.10	1.10	1 .11	0 .88	0.87	16
669,694	1.16	1.16	1 .16	0 .93	0.93	17

61,909	1.99	1.99	1 .99	(0.21)	(0.21)	57
53,970	1.98	1.99	1 .99	(0.11)	(0.11)	26
47,559	2.05	2.06	2 .08	(0.08)	(0.11)	13
34,582	2.08	2.09	2 .10	(0.11)	(0.12)	16
12,409	2.20	2.20	2 .20	(0.15)	(0.15)	17

6,530	2.06	2.06	2 .06	(0.25)	(0.25)	57
9,585	2.09	2.09	2 .09	(0.20)	(0.20)	26
14,869	2.12	2.13	2 .16	(0.12)	(0.15)	13
22,498	2.06	2.07	2 .07	(0.08)	(0.08)	16
15,113	2.03	2.03	2 .03	0 .06	0.06	17

203,315	0.71+	0.71+	0 .72+	1 .33+	1.32+	16++
159,157	0.72	0.72	0 .72	1 .39	1.39	17

52,951	1.17	1.17	1 .17	3 .52	3.52	136
55,829	1.15	1.16	1 .16	3 .60	3.60	174
38,175	1.25	1.26	1 .26	3 .73	3.73	204
38,193	1.26	1.28	1 .28	3 .21	3.21	254
65,919	1.15	1.16	1 .16	3 .45	3.45	306

13,497	1.99	1.99	1 .99	2 .73	2.73	136
14,037	1.98	1.98	1 .98	2 .78	2.78	174
12,007	2.12	2.13	2 .13	2 .87	2.87	204
10,403	2.04	2.07	2 .07	2 .43	2.43	254
12,275	2.07	2.08	2 .08	2 .49	2.49	306

9,114	1.84	1.84	1 .84	2 .90	2.90	136
9,875	1.84	1.85	1 .85	2 .91	2.91	174
6,540	2.23	2.24	2 .24	2 .74	2.74	204
7,479	2.23	2.25	2 .25	2 .24	2.24	254
10,836	1.98	2.00	2 .00	2 .58	2.58	306
101

Financial Highlights

			Income From Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

Georgia Municipal Bond Class A
	10/31/04(E)	$10.22	$ 0.28	$ 0.08	$ 0.36	$ 0.28	$ 0.14	$ 0.42	$10.16	3.56
	10/31/05	10.16	0.28	(0.31)	(0.03)	0.28	0.01	0.29	9.84	(0.25)
	10/31/06	9.84	0.27	0.05	0.32	0.27	0.04	0.31	9.85	3.40
	10/31/07	9.85	0.23	(0.05)	0.18	0.26	0.05	0.31	9.72	1.77
	11/30/07(F)	9.72	0.02	0.07	0.09	0.02	-	0.02	9.79	0.97++
	11/30/08	9.79	0.11	(0.27)	(0.16)	0.16	0.05	0.21	9.42	(1.66)

Georgia Municipal Bond Class I
	10/31/04(E)	10.22	0.30	0.08	0.38	0.30	0.14	0.44	10.16	3.82
	10/31/05	10.16	0.31	(0.31)	-	0.31	0.01	0.32	9.84	0.00
	10/31/06	9.84	0.30	0.05	0.35	0.30	0.04	0.34	9.85	3.66
	10/31/07	9.85	0.30	(0.06)	0.24	0.30	0.05	0.35	9.74	2.46
	11/30/07(F)	9.74	0.03	0.08	0.11	0.03	-	0.03	9.82	1.11++
	11/30/08	9.82	0.31	(0.14)	0.17	0.30	0.05	0.35	9.64	1.76

Government Securities Class A
	11/30/04	10.38	0.39	0.10	0.49	0.45	-	0.45	10.42	4.80
	11/30/05	10.42	0.43	(0.21)	0.22	0.45	-	0.45	10.19	2.08
	11/30/06	10.19	0.47	0.06	0.53	0.48	-	0.48	10.24	5.41
	11/30/07	10.24	0.48	0.15	0.63	0.48	-	0.48	10.39	6.36
	11/30/08	10.39	0.46	0.19	0.65	0.47	-	0.47	10.57	6.36

Government Securities Class C
	11/30/06(G)	9.96	0.17	0.29	0.46	0.18	-	0.18	10.24	4.62++
	11/30/07	10.24	0.33	0.13	0.46	0.32	-	0.32	10.38	4.56
	11/30/08	10.38	0.37	0.19	0.56	0.37	-	0.37	10.57	5.47

Government Securities Class I
	11/30/07(D)	10.26	0.29	0.13	0.42	0.29	-	0.29	10.39	4.18++
	11/30/08	10.39	0.50	0.18	0.68	0.50	-	0.50	10.57	6.73

Growth Leaders Class A
	06/30/04	8.09	(0.09)	1.47	1.38	-	-	-	9.47	17.06
	06/30/05	9.47	(0.08)	(0.08)	(0.16)	-	-	-	9.31	(1.69)
	06/30/06	9.31	(0.06)	1.34	1.28	-	-	-	10.59	13.75
	11/30/06(B)	10.59	0.01	0.56	0.57	-	-	-	11.16	5.38++
	11/30/07	11.16	(0.01)	2.15	2.14	0.01	-	0.01	13.29	19.14
	11/30/08	13.29	(0.04)	(4.44)	(4.48)	-	0.39	0.39	8.42	(34.72)

Growth Leaders Class C
	06/30/06(C)	10.95	(0.04)	(0.34)	(0.38)	-	-	-	10.57	(3.47)++
	11/30/06(B)	10.57	(0.04)	0.55	0.51	-	-	-	11.08	4.82++
	11/30/07	11.08	(0.31)	2.09	1.78	-	-	-	12.86	16.06
	11/30/08	12.86	(0.20)	(4.25)	(4.45)	-	0.39	0.39	8.02	(35.68)

Growth Leaders Class I
	11/30/07(A)	12.45	0.02	0.84	0.86	-	-	-	13.31	6.91++
	11/30/08	13.31	(0.10)	(4.63)	(4.73)	-	0.39	0.39	8.19	(36.60)

	See notes to Financial Highlights at the end of the schedule.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$691	1.04	1.04	1 .04	2 .74	2 .74	4
739	1.06	1.06	1 .06	2 .81	2 .81	15
653	1.13	1.13	1 .13	2 .80	2 .80	16
587	1.53	1.54	1 .54	2 .35	2 .35	19
401	1.60+	1.62+	1 .62+	2 .33+	2 .33+	0++
1,102	2.72	2.72	2 .72	1 .18	1 .18	11

61,690	0.79	0.79	0 .79	2 .99	2 .99	4
54,231	0.81	0.81	0 .81	3 .06	3 .06	15
42,514	0.88	0.88	0 .88	3 .05	3 .05	16
32,900	0.81	0.81	0 .81	3 .07	3 .07	19
32,558	0.61+	0.62+	0 .62+	3 .33+	3 .33+	0++
29,298	0.68	0.69	0 .69	3 .16	3 .16	11

104,738	0.97	0.98	0 .98	3 .78	3 .78	473
204,868	1.00	1.02	1 .02	4 .09	4 .09	505
214,374	0.98	0.99	0 .99	4 .68	4 .68	678
249,248	0.98	0.99	0 .99	4 .70	4 .70	464
394,255	0.95	0.96	0 .96	4 .43	4 .43	458

567	2.64+	2.64+	2 .64+	3 .15+	3 .15+	678 ++
5,035	2.35	2.36	2 .36	3 .30	3 .30	464
15,695	1.84	1.85	1 .85	3 .54	3 .54	458

111,921	0.63+	0.64+	0 .64+	4 .92+	4 .92+	464 ++
103,801	0.60	0.60	0 .60	4 .78	4 .78	458

10,916	1.75	1.75	2 .58	(0.91)	(1 .74)	172
7,936	1.75	1.75	3 .00	(0.77)	(2 .02)	200
8,043	1.75	1.76	3 .09	(0.60)	(1 .94)	157
11,257	1.45+	1.51+	1 .67+	0 .14+	(0 .02)+	30++
17,783	1.45	1.48	1 .73	(0.19)	(0 .44)	75
17,966	1.45	1.47	1 .64	(0.31)	(0 .48)	34

385	2.79+	2.81+	3 .62+	(1.16)+	(1 .97)+	157++
439	2.43+	2.49+	2 .64+	(0.87)+	(1 .03)+	30++
1,580	3.89	3.92	4 .17	(2.58)	(2 .84)	75
1,729	2.92	2.94	3 .10	(1.78)	(1 .95)	34

265	1.05+	1.07+	1 .32+	0 .55+	0 .30+	75++
4,026	2.16	2.17	2 .34	(1.04)	(1 .20)	34

						103

Financial Highlights

			Income From Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

International Equity Class A
	11/30/04	$13.82	$ 0.20	$ 3.17#	$ 3.37	$ 0.14	$ -	$ 0.14	$17.05	24.58#
	11/30/05	17.05	0.21	1.56	1.77	0.17	-	0.17	18.65	10.43
	11/30/06	18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00	26.04
	11/30/07	22.00	0.20	3.58	3.78	0.18	1.89	2.07	23.71	18.72
	11/30/08	23.71	0.23	(10.65)	(10.42)	0.20	1.98	2.18	11.11	(48 .11)

International Equity Class B
	11/30/04	13.53	0.06	3.07#	3.13	-	-	-	16.66	23.13#
	11/30/05	16.66	0.03	1.50	1.53	-	-	-	18.19	9.18
	11/30/06	18.19	(0.05)	4.32	4.27	0.03	1.00	1.03	21.43	24.62
	11/30/07	21.43	(0.02)	3.47	3.45	-	1.89	1.89	22.99	17.45
	11/30/08	22.99	-	(10.28)	(10.28)	-	1.98	1.98	10.73	(48 .66)

International Equity Class C
	11/30/04	13.59	(0.01)	3.14#	3.13	-	-	-	16.72	23.03#
	11/30/05	16.72	0.01	1.52	1.53	-	-	-	18.25	9.15
	11/30/06	18.25	(0.11)	4.39	4.28	-	1.00	1.00	21.53	24.55
	11/30/07	21.53	(0.02)	3.49	3.47	-	1.89	1.89	23.11	17.47
	11/30/08	23.11	0.03	(10.35)	(10.32)	0.01	1.98	1.99	10.80	(48 .58)

International Equity Class I
	11/30/07(A)	21.69	0.05	2.00	2.05	-	-	-	23.74	9.45 ++
	11/30/08	23.74	0.29	(10.63)	(10.34)	0.32	1.98	2.30	11.10	(47 .92)

Mid Cap Growth Class A
	11/30/04	13.64	(0.12)	1.45	1.33	-	-	-	14.97	9.75
	11/30/05	14.97	(0.09)	0.93	0.84	-	-	-	15.81	5.61
	11/30/06	15.81	(0.10)	1.24	1.14	-	-	-	16.95	7.21
	11/30/07	16.95	(0.12)	2.83	2.71	-	-	-	19.66	15.99
	11/30/08	19.66	(0.15)	(8.85)	(9.00)	-	-	-	10.66	(45 .78)

Mid Cap Growth Class B
	11/30/04	12.74	(0.24)	1.35	1.11	-	-	-	13.85	8.71
	11/30/05	13.85	(0.23)	0.85	0.62	-	-	-	14.47	4.48
	11/30/06	14.47	(0.24)	1.14	0.90	-	-	-	15.37	6.22
	11/30/07	15.37	(0.29)	2.53	2.24	-	-	-	17.61	14.57
	11/30/08	17.61	(0.33)	(7.86)	(8.19)	-	-	-	9.42	(46 .51)

Mid Cap Growth Class C
	11/30/04	13.01	(0.30)	1.37	1.07	-	-	-	14.08	8.22
	11/30/05	14.08	(0.26)	0.86	0.60	-	-	-	14.68	4.26
	11/30/06	14.68	(0.26)	1.15	0.89	-	-	-	15.57	6.06
	11/30/07	15.57	(0.33)	2.58	2.25	-	-	-	17.82	14.45
	11/30/08	17.82	(0.31)	(7.95)	(8.26)	-	-	-	9.56	(46 .35)

Mid Cap Growth Class I
	11/30/07(A)	18.58	(0.02)	1.13	1.11	-	-	-	19.69	5.97 ++
	11/30/08	19.69	(0.07)	(8.90)	(8.97)	-	-	-	10.72	(45 .56)

	See notes to Financial Highlights at the end of the schedule.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$109,959	1 .30	1.31	1 .31	1 .34	1.34	28
113,349	1 .30	1.32	1 .32	1 .29	1.29	23
149,605	1 .35	1.39	1 .39	0 .86	0.86	63
159,017	1 .36	1.37	1 .37	1 .00	1.00	31
114,641	1 .45	1.45	1 .45	1 .31	1.31	43

11,802	2 .44	2.45	2 .45	0 .22	0.22	28
12,054	2 .40	2.42	2 .42	0 .21	0.21	23
13,045	2 .45	2.49	2 .49	(0.20)	(0.20)	63
11,353	2 .42	2.44	2 .44	(0.10)	(0.10)	31
3,334	2 .51	2.52	2 .52	0 .01	0.01	43

3,394	2 .53	2.54	2 .54	0 .17	0.17	28
2,867	2 .47	2.49	2 .49	0 .18	0.18	23
5,223	2 .51	2.56	2 .56	(0.26)	(0.26)	63
8,173	2 .41	2.43	2 .43	(0.07)	(0.07)	31
3,363	2 .42	2.43	2 .43	0 .15	0.15	43

10,124	0.85+	0.85+	0 .85+	0 .86+	0.86+	31++
5,596	1 .03	1.04	1 .04	1 .61	1.61	43

147,021	1 .24	1.24	1 .24	(0.90)	(0.90)	98
166,181	1 .24	1.25	1 .25	(0.60)	(0.60)	160
149,787	1 .32	1.33	1 .33	(0.61)	(0.61)	83
140,380	1 .34	1.36	1 .36	(0.63)	(0.63)	85
70,098	1 .44	1.45	1 .45	(0.86)	(0.86)	82

26,608	2 .19	2.20	2 .20	(1.86)	(1.86)	98
24,820	2 .28	2.30	2 .30	(1.65)	(1.65)	160
17,073	2 .35	2.36	2 .36	(1.63)	(1.63)	83
11,844	2 .51	2.53	2 .53	(1.78)	(1.78)	85
3,708	2 .70	2.71	2 .71	(2.12)	(2.12)	82

2,873	2 .60	2.61	2 .61	(2.27)	(2.27)	98
4,869	2 .48	2.50	2 .50	(1.84)	(1.84)	160
3,997	2 .48	2.49	2 .49	(1.76)	(1.76)	83
4,997	2 .64	2.65	2 .65	(1.95)	(1.95)	85
2,203	2 .57	2.57	2 .57	(1.99)	(1.99)	82

9,406	0.85+	0.85+	0 .85+	(0.38)+	(0.38)+	85++
4,551	0 .98	0.99	0 .99	(0.40)	(0.40)	82

Financial Highlights

			Income From Investment Operations				Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

Mid Cap Value Class A
	10/31/04	$11.79	$ 0.08	$ 2.11	$ 2.19	$ 0.02	$ -	$ 0.02	$13.96	18.58
	10/31/05	13.96	(0.11)	2.79	2.68	0.06	0.63	0.69	15.95	19.78^^
	10/31/06	15.95	(0.01)	2.01	2.00	–	2.18	2.18	15.77	13.87
	10/31/07	15.77	0.07	3.84	3.91	-	0.95	0.95	18.73	25.87
	11/30/07(F)	18.73	-	(1.37)	(1.37)	-	-	-	17.36	(7.31)++
	11/30/08	17.36	0.02	(6.78)	(6.76)	0.12	1.83	1.95	8.65	(43.72)

Mid Cap Value Class C
	10/31/04	11.69	(0.02)	2.09	2.07	–	–	–	13.76	17.72
	10/31/05	13.76	(0.20)	2.73	2.53	–	0.63	0.63	15.66	18.86^^
	10/31/06	15.66	(0.12)	1.97	1.85	–	2.18	2.18	15.33	13.09
	10/31/07	15.33	(0.05)	3.71	3.66	-	0.95	0.95	18.04	24.93
	11/30/07(F)	18.04	-	(1.33)	(1.33)	-	-	-	16.71	(7.37)++
	11/30/08	16.71	(0.08)	(6.49)	(6.57)	0.05	1.83	1.88	8.26	(44.16)

Mid Cap Value Class I
	10/31/04	11.82	0.11	2.12	2.23	0.03	–	0.03	14.02	18.94
	10/31/05	14.02	(0.04)	2.77	2.73	0.10	0.63	0.73	16.02	20.02^^
	10/31/06	16.02	0.03	2.02	2.05	–	2.18	2.18	15.89	14.18
	10/31/07	15.89	0.16	3.85	4.01	-	0.95	0.95	18.95	26.36
	11/30/07(F)	18.95	0.02	(1.39)	(1.37)	-	-	-	17.58	(7.23)++
	11/30/08	17.58	0.09	(6.88)	(6.79)	0.16	1.83	1.99	8.80	(43.43)

Short Maturity Government Class A
	11/30/04	9.54	0.29	(0.04)	0.25	0.42	-	0.42	9.37	2.64
	11/30/05	9.37	0.31	(0.21)	0.10	0.40	-	0.40	9.07	1.09
	11/30/06	9.07	0.37	(0.01)	0.36	0.42	-	0.42	9.01	4.11
	11/30/07	9.01	0.37	0.08	0.45	0.42	-	0.42	9.04	5.16
	11/30/08	9.04	0.37	0.02	0.39	0.40	-	0.40	9.03	4.43

Short Maturity Government Class S
	11/30/05(H)	9.28	0.21	(0.15)	0.06	0.27	-	0.27	9.07	0.58++
	11/30/06	9.07	0.33	(0.01)	0.32	0.38	-	0.38	9.01	3.64
	11/30/07	9.01	0.33	0.08	0.41	0.38	-	0.38	9.04	4.60
	11/30/08	9.04	0.33	0.02	0.35	0.36	-	0.36	9.03	3.95

	See notes to Financial Highlights at the end of the schedule.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$6,121	1.35	1.35	1 .44	0 .56	0 .47	31
4,538	1.34	1.34	1 .35	(0.74)	(0 .75)	53
4,169	1.35	1.35	1 .38	(0.05)	(0 .08)	35
23,604	1.55	1.55	1 .59	0 .38	0 .42	33
24,778	1.80+	1.81+	1 .81+	0 .09+	0 .09+	3++
70,040	1.50	1.50	1 .50	0 .18	0 .18	44

6,330	2.10	2.10	2 .19	(0.19)	(0 .28)	31
9,040	2.09	2.09	2 .10	(1.33)	(1 .34)	53
9,425	2.10	2.10	2 .13	(0.79)	(0 .82)	35
13,321	2.16	2.17	2 .20	(0.30)	(0 .27)	33
14,248	2.03+	2.04+	2 .04+	(0.11)+	(0 .11)+	3++
14,800	2.22	2.23	2 .23	(0.58)	(0 .58)	44

65,864	1.10	1.10	1 .19	0 .81	0 .72	31
86,367	1.09	1.09	1 .10	(0.30)	(0 .31)	53
83,935	1.10	1.10	1 .13	0 .19	0 .16	35
104,614	1.00	1.00	1 .03	0 .92	0 .95	33
92,938	0.89+	0.90+	0 .90+	0 .97+	0 .97+	3++
73,377	0.93	0.94	0 .94	0 .67	0 .67	44

322,431	0.91	0.91	1 .07	3 .06	2 .90	136
259,386	1.05	1.06	1 .09	3 .39	3 .36	113
185,410	1.06	1.08	1 .08	4 .02	4 .02	90
147,329	1.07	1.09	1 .09	4 .17	4 .17	21
178,815	1.03	1.04	1 .04	4 .03	4 .03	58

18,323	1.44+	1.45+	1 .45+	3 .21+	3 .21+	113 ++
9,025	1.48	1.48	1 .48	3 .60	3 .60	90
6,873	1.58	1.59	1 .59	3 .66	3 .66	21
37,624	1.44	1.45	1 .45	3 .59	3 .59	58

107

Financial Highlights

			Income From Investment Operations				Less Distributions

				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends	Distributions
Fund/	year	value,	investment	(both	Total from	(from net	(from	Return		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	of	Total	value, end	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period	(%)*

Small Company Class A
	11/30/04	$6.74	$ (0.02)	$ 1.19	$ 1.17	$ -	$ 0.09	$ -	$ 0.09	$7.82	17.54
	11/30/05	7.82	(0.03)	0.74	0.71	-	0.49	-	0.49	8.04	9.67
	11/30/06	8.04	(0.02)	1.20	1.18	-	0.71	-	0.71	8.51	16.05
	11/30/07	8.51	-	0.66	0.66	-	0.97	-	0.97	8.20	8.74
	11/30/08	8.20	(0.03)	(2.60)	(2.63)	-	0.81	0.01	0.82	4.75	(35.47)

Small Company Class B
	11/30/04	6.06	(0.08)	1.07	0.99	-	0.09	-	0.09	6.96	16.52
	11/30/05	6.96	(0.08)	0.65	0.57	-	0.49	-	0.49	7.04	8.79
	11/30/06	7.04	(0.08)	1.03	0.95	-	0.71	-	0.71	7.28	14.97
	11/30/07	7.28	(0.06)	0.56	0.50	-	0.97	-	0.97	6.81	7.90
	11/30/08	6.81	(0.07)	(2.11)	(2.18)	-	0.81	0.01	0.82	3.81	(36.18)

Small Company Class C
	11/30/04	6.58	(0.08)	1.16	1.08	-	0.09	-	0.09	7.57	16.58
	11/30/05	7.57	(0.09)	0.71	0.62	-	0.49	-	0.49	7.70	8.75
	11/30/06	7.70	(0.08)	1.14	1.06	-	0.71	-	0.71	8.05	15.11
	11/30/07	8.05	(0.06)	0.62	0.56	-	0.97	-	0.97	7.64	7.88
	11/30/08	7.64	(0.08)	(2.39)	(2.47)	-	0.81	0.01	0.82	4.35	(36.04)

Small Company Class I
	11/30/07(D)	8.06	-	0.15	0.15	-	-	-	-	8.21	1.86++
	11/30/08	8.21	-	(2.61)	(2.61)	-	0.81	0.01	0.82	4.78	(35.16)

Small/Mid Cap Class A
	11/30/08(I)	20.00	(0.10)	(6.67)	(6.77)	-	-	-	-	13.23	(33.85)++

Small/Mid Cap Class C
	11/30/08(I)	20.00	(0.10)	(6.68)	(6.78)	-	-	-	-	13.22	(33.90)++

Small/Mid Cap Class I
	11/30/08(I)	20.00	(0.04)	(6.70)	(6.74)	-	-	-	-	13.26	(33.70)++

Sustainable Core Opportunities Class A
	06/30/04(E)	8.64	(0.02)	1.89	1.87	-	-	-	-	10.51	21.64
	06/30/05(E)	10.51	(0.01)	1.10	1.09	-	-	-	-	11.60	10.37
	06/30/06(E)	11.60	0.02	1.12	1.14	-	-	-	-	12.74	9.83
	06/30/07(E)	12.74	0.04	2.58	2.62	0.05	-	-	0.05	15.31	20.63
	06/30/08	15.31	0.03	(2.45)	(2.42)	0.04	-	-	0.04	12.85	(15.84)
	11/30/08(J)	12.85	0.02	(4.27)	(4.25)	-	-	-	-	8.60	(33.07)++

Sustainable Core Opportunities Class C
	06/30/08(K)	13.48	(0.03)	(0.63)	(0.66)	-	-	-	-	12.82	(4.90)++
	11/30/08(J)	12.82	(0.03)	(4.25)	(4.28)	-	-	-	-	8.54	(33.39)++

Sustainable Core Opportunities Class I
	06/30/06(E)(L)	12.81	0.02	(0.11)	(0.09)	-	-	-	-	12.72	(0.70)++
	06/30/07(E)	12.72	0.10	2.59	2.69	0.07	-	-	0.07	15.34	21.16
	06/30/08	15.34	0.08	(2.44)	(2.36)	0.13	-	-	0.13	12.85	(15.50)
	11/30/08(J)	12.85	0.04	(4.27)	(4.23)	-	-	-	-	8.63	(32.84)++

	See notes to Financial Highlights at the end of the schedule.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$1,063,847	1.12	1.12	1 .12	(0.31)	(0.31)	53
1,092,186	1.12	1.13	1 .13	(0.31)	(0.31)	64
1,226,831	1.13	1.13	1 .13	(0.29)	(0.29)	53
1,223,641	1.13	1.13	1 .13	(0.01)	(0.01)	47
721,874	1.22	1.22	1 .22	(0.48)	(0.48)	45

144,580	2.03	2.04	2 .04	(1.23)	(1.23)	53
147,266	2.01	2.01	2 .01	(1.19)	(1.19)	64
143,830	1.99	2.00	2 .00	(1.16)	(1.16)	53
117,562	2.00	2.01	2 .01	(0.87)	(0.87)	47
45,896	2.09	2.09	2 .09	(1.37)	(1.37)	45

165,175	1.93	1.93	1 .93	(1.12)	(1.12)	53
157,861	1.94	1.94	1 .94	(1.12)	(1.12)	64
166,878	1.94	1.94	1 .94	(1.10)	(1.10)	53
186,560	1.97	1.98	1 .98	(0.87)	(0.87)	47
113,843	1.99	1.99	1 .99	(1.25)	(1.25)	45

53,029	0.75+	0.76+	0 .76+	(0.07)+	(0.07)+	47++
154,663	0.82	0.83	0 .83	(0.02)	(0.02)	45

2,347	1.22+	1.23+	1 .23+	(0.55)+	(0.55)+	55++

2,029	1.21+	1.22+	1 .22+	(0.54)+	(0.54)+	55++

2,651	0.91+	0.92+	0 .92+	(0.24)+	(0.24)+	55++

23,871	1.78	1.78	1 .78	(0.23)	(0.23)	130
27,791	1.70	1.70	1 .70	(0.11)	(0.11)	173
33,081	1.29	1.29	1 .62	0 .15	(0.18)	58
56,385	1.29	1.29	1 .61	0 .37	0.05	40
251,146	1.21	1.21	1 .37	0 .18	0.02	82
157,704	1.27+	1.28+	1 .35+	0 .48+	0.41+	6 ++

475	2.31+	2.31+	2 .39+	(1.00)+	(1.09)+	82++
334	2.38+	2.38+	2 .45+	(0.61)+	(0.69)+	6 ++

5,436	0.90+	0.90+	1 .26+	0 .64+	0.28+	58++
7,785	0.90	0.90	1 .14	0 .78	0.54	40
60,428	0.80	0.80	0 .93	0 .57	0.44	82
11,347	0.76+	0.76+	0 .85+	0 .93+	0.84+	6 ++

						109

Financial Highlights

			Income From Investment Operations			Less Distributions

				Net gains or
		Net asset	Net	losses on		Dividends Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset	Total
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end of	return
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period	(%)*

Sustainable Emerging Companies Class A
	06/30/04(E)	$10.96	$ (0.20)	$ 2.25	$ 2.05	$ -	$ -	$ -	$13.01	18.70
	06/30/05	13.01	(0.18)	1.27	1.09	-	-	-	14.10	8.38
	06/30/06	14.10	(0.20)	2.50	2.30	-	-	-	16.40	16.31
	06/30/07	16.40	(0.12)	2.30	2.18	-	-	-	18.58	13.29
	06/30/08	18.58	(0.23)	(1.67)	(1.90)	-	-	-	16.68	(10.23)
	11/30/08(J)	16.68	(0.06)	(7.26)	(7.32)	-	-	-	9.36	(43.88)++

Sustainable Emerging Companies Class C
	06/30/08(K)	16.94	(0.10)	(0.22)	(0.32)	-	-	-	16.62	(1.89)++
	11/30/08(J)	16.62	(0.11)	(7.21)	(7.32)	-	-	-	9.30	(44.04)++

Sustainable Emerging Companies Class I
	06/30/04(E)	11.23	(0.15)	2.33	2.18	-	-	-	13.41	19.41
	06/30/05	13.41	(0.10)	1.31	1.21	-	-	-	14.62	9.02
	06/30/06	14.62	(0.12)	2.61	2.49	-	-	-	17.11	17.03
	06/30/07	17.11	(0.05)	2.42	2.37	-	-	-	19.48	13.85
	06/30/08	19.48	(0.14)	(1.77)	(1.91)	-	-	-	17.57	(9.80)
	11/30/08(J)	17.57	(0.08)	(7.65)	(7.73)	-	-	-	9.84	(44.00)++

U.S. Treasury Money Market Class A
	11/30/04	1.00	0 .0038	-	0.0038	0.0038	-	0 .0038	1.00	0.38
	11/30/05	1.00	0 .0198	-	0.0198	0.0198	-	0 .0198	1.00	2.00
	11/30/06	1.00	0 .0381	-	0.0381	0.0381	-	0 .0381	1.00	3.88
	11/30/07	1.00	0 .0391	-	0.0391	0.0391	-	0 .0391	1.00	3.98
	11/30/08	1.00	0 .0110	-	0.0110	0.0110	-	0 .0110	1.00	1.11

U.S. Treasury Money Market Class B
	11/30/04	1.00	0 .0015	-	0.0015	0.0015	-	0 .0015	1.00	0.15
	11/30/05	1.00	0 .0169	-	0.0169	0.0169	-	0 .0169	1.00	1.70
	11/30/06	1.00	0 .0340	-	0.0340	0.0340	-	0 .0340	1.00	3.46
	11/30/07	1.00	0 .0354	-	0.0354	0.0354	-	0 .0354	1.00	3.60
	11/30/08	1.00	0 .0079	-	0.0079	0.0079	-	0 .0079	1.00	0.79

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

+ Annualized ++ Not Annualized

^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

^^ Total Returns would have been 19.48%, 18.56% and 19.72% for the Class A, Class C and Class I Shares, respectively, without the payment by affiliate - see Note (3).

(A)	Commenced operations August 27, 2007.

(B)	The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June

30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund, and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(C)	Commenced operations March 17, 2006.

(D)	Commenced operations May 4, 2007.

(E)	Per share net investment income (loss) and net realized and unrealized gains (losses) calculated without the use of average shares.

(F)	The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report. Information for the Sentinel Georgia Municipal Bond Fund prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund, and information for the Sentinel Mid Cap Value Fund prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

(G) Commenced operations June 1, 2006.

(H) Commenced operations March 3, 2005. First public offering March 4, 2005.

						Financial Highlights

			Ratios/Supplement Data

		Ratio of expenses	Ratio of expenses to	Ratio of net	Ratio of net investment income
	Ratio of	to average net	average net assets	investment	(loss) to average net assets
Net assets at	expenses to	assets before	before contractual and	income (loss) to	before contractual and	Portfolio
end of period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover rate
(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	assets (%)	reimbursements (%)***	(%)

$165,782	1.93	1.93	1.94	(1.47)	(1.48)	152
157,963	1.96	1.96	1.96	(1.39)	(1.39)	110
170,704	1.90	1.90	1.90	(1.30)	(1.30)	60
177,514	1.88	1.88	1.88	(0.72)	(0.72)	48
164,005	1.75	1.75	1.77	(1.30)	(1.32)	113
87,026	1.45+	1.45+	1.45+	(1.01)+	(1.01)+	39++

520	2.79+	2.79+	2.79+	(2.39)+	(2.39)+	113++
292	2.43+	2.44+	2.44+	(1.99)+	(1.99)+	39++

3,534	1.30	1.30	1.31	(0.85)	(0.86)	152
2,633	1.33	1.33	1.33	(0.76)	(0.76)	110
899	1.35	1.35	1.35	(0.77)	(0.77)	60
515	1.38	1.38	1.38	(0.29)	(0.29)	48
2,012	1.20	1.20	1.20	(0.78)	(0.78)	113
975	1.74+	1.75+	1.75+	(1.31)+	(1.31)+	39++

79,107	0.75	0.75	0.77	0.38	0.37	–
82,961	0.77	0.78	0.80	1.99	1.97	–
69,166	0.82	0.83	0.83	3.80	3.80	–
58,483	0.92	0.93	0.93	3.93	3.93	–
130,035	0.82	0.83	0.83	0.90	0.90	–

4,543	0.98	0.98	1.21	0.15	(0.09)	–
3,880	1.06	1.07	1.37	1.66	1.37	–
2,881	1.24	1.25	1.44	3.39	3.20	–
2,495	1.29	1.30	1.58	3.56	3.28	–
4,224	1.13	1.14	1.14	0.74	0.74	–

(I) Commenced operations December 3, 2007.

(J) The fiscal year end for the Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund changed from June 30th to November 30th following the June 30, 2008 Annual Report. Information for the Sentinel Sustainable Core Opportunities Fund prior to April 5, 2008 is based on the predecessor Citizens Value Fund, and information for the Sentinel Sustainable Emerging Companies Fund prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

(K) Commenced operations April 7, 2008. (L) Commenced operations March 31, 2006.

# On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD and now FINRA) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:

Reimbursement		Impact on net realized gains	Impact on total return (%)
Sentinel International Equity Fund Class A	$566,981	$0.09	0.66
Sentinel International Equity Fund Class B	62,699	0.08	0.59
Sentinel International Equity Fund Class C	15,951	0.09	0.66
On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD (now FINRA) settling this matter.
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).
Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005).

111

Notes to Financial Statements

(1) Organization:	a foreign securities exchange are subject to fair value pricing
Sentinel Group Funds, Inc. (“Company”) is registered as	when appropriate, using valuations provided by an independent
an open-end investment company under the Investment	pricing service. Securities for which no sale was reported on
Company Act of 1940, as amended. The Company consists of	the valuation date are valued at the mean between the last
sixteen separate series – Sentinel Balanced Fund, Sentinel	reported bid and asked prices. Over-the-counter securities not
Capital Growth Fund, Sentinel Common Stock Fund, Sentinel	listed on the NASDAQ National Market System are valued at
Conservative Allocation Fund, Sentinel Georgia Municipal Bond	the mean of the current bid and asked prices. For Funds other
Fund (a non-diversified series), Sentinel Government Securities	than the Sentinel U.S. Treasury Money Market Fund, fixed-
Fund, Sentinel Growth Leaders Fund (a non-diversified	income securities with original maturities of greater than 60
series), Sentinel International Equity Fund, Sentinel Mid Cap	days, including short-term securities with more than 60 days
Growth Fund, Sentinel Mid Cap Value Fund (a non-diversified	left to maturity, are valued on the basis of valuations provided
series), Sentinel Short Maturity Government Fund, Sentinel	by an independent pricing service. The mean between the bid
Small Company Fund, Sentinel Small/Mid Cap Fund, Sentinel	and asked prices is generally used for valuation purposes.
Sustainable Core Opportunities Fund, Sentinel Sustainable	Short-term securities with original maturities of less than 60
Emerging Companies Fund and Sentinel U.S. Treasury Money	days are valued at amortized cost, which approximates market
Market Fund, each individually referred to as a Fund. All Funds	value. The value of short-term securities originally purchased
offer Class A shares. Class B shares are no longer available for	with maturities greater than 60 days is determined based on
additional purchases from any Fund, except by the exchange of	an amortized value to par when they reach 60 days or less
Class B shares between Funds or the reinvestment of dividends	remaining to maturity. Securities held in the Sentinel U.S.
and distributions paid on Class B shares. The following Funds	Treasury Money Market Fund are valued at amortized cost
offer Class B shares: Sentinel Balanced, Sentinel Common	regardless of days left to maturity, which approximates market
Stock, Sentinel Conservative Allocation, Sentinel International	value, in accordance with the terms of a rule adopted by the
Equity, Sentinel Mid Cap Growth, Sentinel Small Company and	Securities and Exchange Commission. The amortized cost
Sentinel U.S. Treasury Money Market Funds. Sentinel Balanced,	method values a security at cost on the date of purchase and
Sentinel Capital Growth, Sentinel Common Stock, Sentinel	thereafter assumes a constant amortization to maturity of any
Conservative Allocation, Sentinel Government Securities,	discount or premium. Securities for which market quotations
Sentinel Growth Leaders, Sentinel International Equity, Sentinel	are not readily available, or whose values have been materially
Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Small	affected by events occurring before the Fund’s pricing time but
Company, Sentinel Small/Mid Cap, Sentinel Sustainable Core	after the close of the securities’ primary markets, will be fair
Opportunities and Sentinel Sustainable Emerging Companies	valued under procedures adopted by the Funds’ board. The
Funds offer Class C shares. Sentinel Balanced Fund offers	board has delegated this responsibility to a pricing committee,
Class D shares, which are closed to additional purchases,	subject to its review and supervision.
except by the reinvestment of dividends and distributions paid	In September 2006, the Financial Accounting Standards
on Class D shares. Sentinel Balanced, Sentinel Capital Growth,	Board (“FASB”) issued FASB Statement No. 157 – Fair
Sentinel Common Stock, Sentinel Georgia Municipal Bond,	Value Measurements, that defines fair value, establishes a
Sentinel Government Securities, Sentinel Growth Leaders,	framework for measuring fair value in generally accepted
Sentinel International Equity, Sentinel Mid Cap Growth, Sentinel	accounting principles and expands disclosures about fair
Mid Cap Value, Sentinel Small Company, Sentinel Small/Mid	value measurements. The Statement applies to fair value
Cap, Sentinel Sustainable Core Opportunities and Sentinel	measurements that are already required or permitted by
Sustainable Emerging Companies Funds offer Class I Shares.	other accounting standards and is intended to increase
Sentinel Short Maturity Government Fund offers Class S shares.	consistency of those measurements. The Statement applies

(2) Significant Accounting Policies:	FASB broadly to securities and other types of assets and liabilities.
157 is effective for financial statements issued for fiscal
The financial statements have been prepared in conformity	years beginning after November 15, 2007. The Statement also
with accounting principles generally accepted in the United	establishes a fair value hierarchy which prioritizes inputs
States of America (“GAAP”), which require management to	or assumptions to valuation techniques. These inputs are
make certain estimates and assumptions at the date of the	summarized in the three broad levels listed below:
financial statements. The following is a summary of significant
accounting policies followed by the Funds in the preparation of	• Level 1 – Quoted prices in active markets for identical
their financial statements.	securities.
A. Security Valuation:	• Level 2 – Other significant observable inputs (including
quoted prices for similar securities, interest rates,
Equity securities that are traded on a national or foreign	prepayment speeds, credit risk, etc.).
securities exchange and over-the-counter securities listed in the
NASDAQ National Market System are valued at the last reported	• Level 3 – Significant unobservable inputs (including
sales price or official closing price on the principal exchange	the Sentinel Pricing Committee’s own assumptions in
on which they are traded on the date of determination as of the	determining the fair value of investments).
close of business of the New York Stock Exchange (“NYSE”),	The inputs or methodology used for valuing securities are not
usually 4:00 p.m. Eastern time, each day that the NYSE is open	necessarily an indication of the risk associated with investing
for business. Foreign equity securities traded on	in those securities. For example, money market securities

Notes to Financial Statements

are normally valued using amortized cost, in accordance			from a quoted price in an active market, such securities are
with rules under the Investment Company Act of 1940, as			reflected as Level 2. There have been no significant changes in
amended. Generally, amortized cost approximates the current			valuation techniques during the last fiscal period. The fair value
fair value of a security, but since this value is not obtained			measurements as of November 30, 2008 were as follows:

	Quoted Prices	Other
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Sentinel Fund	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Investments in Securities:

Balanced	$120,987,129	$73,517,291	$ –	$194,504,420

Capital Growth	90,504,893	11,160,659	–	101,665,552

Common Stock	816,384,849	23,882,167	–	840,267,016

Conservative Allocation	26,258,628	57,165,450	2,270,625	85,694,703

Georgia Municipal Bond	–	29,923,862	–	29,923,862

Government Securities	–	509,484,554	–	509,484,554

Growth Leaders	17,224,180	6,532,608	–	23,756,788

International Equity	22,408,113	102,676,522	–	125,084,635

Mid Cap Growth	79,251,125	1,200,000	–	80,451,125

Mid Cap Value	122,377,200	37,432,715	–	159,809,915

Short Maturity Government	–	214,382,389	–	214,382,389

Small Company	980,713,835	32,625,782	–	1,013,339,617

Small/Mid Cap	6,695,617	–	–	6,695,617

Sustainable Core Opportunities	163,700,340	5,910,000	–	169,610,340

Sustainable Emerging Companies	85,740,051	3,400,000	–	89,140,051

U.S. Treasury Money Market	–	133,455,967	–	133,455,967

Liabilities:
Investments in Securities:
None.

Fair Value Level 3 activity for the fiscal period ended November 30, 2008 was as follows:
	Conservative Allocation		Mid Cap Value

Assets:
Investments in Securities:

Beginning Balance	$ –		$50,409

Purchases	–		–

Transfers Into Level 3	2,863,562		–

Sales	–		(23,988)

Transfers Out of Level 3	–		–

Accrued Amortization	711		–

Realized Gains (Losses)	–		(26,719)

Unrealized Gains (Losses)	(593,648)		298

Ending Balance	2,270,625		–

Liabilities:
Investments in Securities:

None.

Notes to Financial Statements

B. SecuritiesTransactionsandRelatedInvestmentIncome:				D. Dollar Rolls:
Securities transactions are accounted for on the next business				Sentinel Balanced, Sentinel Conservative Allocation, Sentinel
day following trade date (trade date plus one). Under certain				Government Securities and Sentinel Short Maturity Government
circumstances, exceptions are made so that purchases and				Funds may enter into dollar rolls in which the Funds sell
sales are booked on trade date. These exceptions include:				securities for delivery in the current month, and simultaneously
(1) when trades occur on a day that happens to coincide with				contract to repurchase similar (same type, coupon and maturity)
the last business day of a calendar month; or				securities on a specified future date. During the roll period, the
Funds forego principal and interest paid on the securities. The
(2) on occasion, if Sentinel Administrative Services, Inc.				Funds are compensated by the interest earned on the cash
(“SASI”), the Funds’ administrator, believes significant				proceeds of the initial sale and by the lower repurchase price at
price movements are deemed large enough to impact the				the future date. Realized gains and losses on sales, if applicable,
calculation of the net asset value per share.				are recorded on trade date plus one or trade date.
Interest income is recorded on the accrual basis, which includes				E. Federal Income Taxes:
the amortization of bond premiums on fixed-income securities.
Dividend income is recorded on the ex-dividend date when				Each Fund intends to continue to meet the requirements of
verified by two independent sources and adjusted daily for				the Internal Revenue Code applicable to regulated investment
foreign tax withholding, reclaims and currency fluctuations,				companies. Each Fund intends to distribute all of its taxable
when applicable. The cost of securities sold is determined, and				income to its shareholders, relieving it of any federal excise tax
realized gains and losses are computed, using the identified				or income tax liability. In June 2006, FASB issued Interpretation
cost method. Market discount and original issue discount are				No. 48 – Accounting for Uncertainty in Income Taxes, that
accreted to income.				requires the tax effects of certain tax positions to be recognized.
These tax positions must meet a “more likely than not” standard
C. Dividends and Distributions:				that based on their technical merits, have a more than 50
Dividends and distributions to shareholders are recorded on				percent likelihood of being sustained upon examination. FASB
the ex-dividend date. Income distributions and capital gain				Interpretation No. 48 is effective for fiscal years beginning after
distributions are determined in accordance with federal income				December 15, 2006 and is to be applied to all open tax years as
tax regulations, which may differ from accounting principles				of the effective date. At implementation, the financial statements
generally accepted in the United States of America. These				must be adjusted to reflect only those tax positions that are
differences are primarily due to differing treatments for gains				more likely than not of being sustained. Fund management has
and losses on mortgage-backed securities payment receipts,				taken procedures to identify material and reportable tax position
foreign currency transactions, and the reclassification of net				adjustments under FASB Interpretation No. 48 and has none to
investment losses and expiration of capital loss carry forwards				report for the fiscal period ended November 30, 2008.
to paid-in capital. Reclassifications were made to reflect these				F. Foreign Currency Translations:
differences as of November 30, 2008.				The books and records of the Funds are maintained in U.S.
		Accumulated undistrib-		dollars. Foreign currency amounts are translated into U.S.
	Accumulated	uted net realized gain		dollars at the mean between the buying and selling rates on the
	undistributed	(loss) on investments		following basis:
	net investment	and foreign currency
Sentinel Fund	income (loss)	transactions	Paid-in capital	(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
Balanced	$102,734	$(677,463)	$574,729

Capital Growth	(93,355)	1,995,961	(1,902,606)	(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
Common Stock	175,399	(175,399)	–

Conservative				The Funds do not isolate the portion of gains and losses on
Allocation	127,715	(3,978,030)	3,850,315	investments in securities that is due to changes in the foreign

Government				exchange rates from that due to changes in market prices of
Securities	431,939	(5,131,951)	4,700,012	such securities. However, pursuant to United States federal

Growth Leaders	105,017	(29)	(104,988)	income tax regulations, gains and losses from certain foreign

International				currency transactions are treated as ordinary income for federal
Equity	(264,684)	(10,830,577)	11,095,261	income tax purposes.

Mid Cap Growth	1,346,787	(52,593)	(1,294,194)	G. Forward Foreign Currency Contracts:

Mid Cap Value	49,060	(49,060)	–	Sentinel Conservative Allocation, Sentinel International Equity
and Sentinel Mid Cap Value Funds may enter into forward
foreign exchange contracts in connection with planned
Short Maturity				purchases or sales of securities or to hedge the U.S. dollar
Government	749,330	(532)	(748,798)	value of portfolio securities denominated in a foreign currency.
Forward contracts are valued at the forward rate and are
Small Company	6,151,052	1,861,140	(8,012,192)	marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize
Small/Mid Cap	41,307	1,899	(43,206)	a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to
Emerging Sustainable				meet the terms of the forward contracts and from unanticipated
Companies	549,786	104,865,231	(105,415,017)	movements in the value of foreign currencies relative to the U.S.
dollar. A Fund’s risk of loss from forward currency contracts

Money U.S. Treasury Market	203	(203)	–

Notes to Financial Statements

may exceed the related amounts reflected on the Statement of	to the Fund. The Fund receives from the borrower all accrued
Assets and Liabilities.	dividend and interest amounts while the securities are out on
H. Repurchase Agreements:	loan. The Fund retains certain ownership rights as to the loaned
Each Fund may enter into repurchase agreements as a means	securities when retaining such rights is considered to be in the
of making short-term investments, of seven days or less, and	Fund’s best interest. Generally, in the event of borrower default,
in aggregate amounts of not more than 25% of the net assets	the Fund has the right to use the collateral to offset any losses
of a Fund. Each Fund, through its custodian, takes possession	incurred. In the event the Fund is delayed or prevented from
of the securities collateralizing repurchase agreements. All	exercising its right to dispose of the collateral, there may be
repurchase agreements entered into by the Funds provide that	a potential loss to the Fund. The Fund bears the risk of loss
the market value of the collateral underlying the repurchase	with respect to the investment of the collateral. The income
agreement at the time of purchase, and each subsequent	earned by each Fund from securities lending is included in its
business day, will always be at least equal to 102% of the	Statement of Operations. At November 30, 2008, none of the
repurchase agreement amount including accrued interest. If	Funds had securities on loan because the Funds’ advisor elected
the seller defaults and the value of the collateral declines or if	to temporarily suspend participation in the program.
bankruptcy proceedings are commenced with respect to the	L. Derivative Instruments:
seller of the security, realization of the collateral by the Fund	In March 2008, the FASB issued FASB Statement No. 161 –
may be delayed or limited.	Disclosures about Derivative Instruments and Hedging Activity.
I. Options:	The new standard is intended to improve financial reporting
When a Fund writes an option, an amount equal to the	about derivative instruments by requiring enhanced disclosures
premium received by the Fund is recorded as a liability and	that enable investors to understand: (a) how and why an entity
is subsequently adjusted daily to the current fair value of the	uses derivatives, (b) how derivatives are accounted for, and
option written. Premiums received from writing options that	(c) how derivative instruments affect an entity’s results of
expire unexercised are treated by the Fund on the expiration	operations and financial position. The Statement applies to
date as realized gains from investments. The difference between	all entities that prepare GAAP-based financial statements,
the premium and the amount paid on effecting a closing	including investment companies, and is effective for fiscal years
purchase transaction is also treated as a realized gain, or, if the	and interim periods beginning after November 15, 2008. Fund
premium is less than the amount paid for the closing purchase	management has elected to adopt FASB 161 beginning with the
transaction, as a realized loss. If a call option written by a Fund	fiscal year ended November 30, 2009. Adoption of this rule would
is exercised, the premium is added to the proceeds from the	have no significant impact on the Fund’s financial statements for
sale of the underlying security in determining whether the Fund	the period ended November 30, 2008.
has realized a gain or loss. If a put option written by a Fund is	M. Other:
exercised, the premium reduces the cost basis of the securities	Direct expenses of a Fund are charged to that Fund while
purchased by the Fund. The Fund as writer of an option bears	common expenses of the Company are allocated proportionately
the market risk of an unfavorable change in the price of the	based upon the Funds’ respective average net assets or number
security underlying the written option. There were no option	of shareholder accounts.
transactions during the period ended November 30, 2008.	Expenses not charged to a specific Class of each Fund
J. Line of Credit:	are allocated on the basis of daily net assets or number of
The Company has obtained access to an unsecured line of	shareholder accounts on a pro rata basis. Class specific
credit of up to $20,000,000 from State Street Bank and Trust	expenses such as 12b-1 distribution fees, blue sky registration
Company (SSB) for temporary borrowing purposes. Borrowings	fees, certain transfer agency fees and NASDAQ listing fees are
under this arrangement bear interest at the current overnight	charged to the appropriate class.
Federal Funds rate plus an additional 0.50%. In addition, a	Investment income and realized and unrealized gains and losses
commitment fee of 0.10% of the unused balance is paid annually	are allocated pro rata based on the value of shares outstanding
to the custodian bank . The average amount outstanding for	for each Class within a Fund.
the Company during the period ended November 30, 2008 was	Earnings credits are received from the custodian and dividend
$870,709 and the average interest rate during that same period	paying agent on cash balances and are reflected in the
was 3.01%.	Statement of Operations as an expense offset.
At November 30, 2008, none of the Funds had an outstanding	The ratio of net investment income to average net assets for
balance against this line of credit.	each Fund is calculated utilizing the average shares method.
K. Securities Lending:	Prior to May 28, 2008, the Funds had implemented redemption
Under an agreement with SSB, the Funds may lend their	fees, to be retained by the affected Funds, primarily to deter
securities, up to 50% of each Fund’s portfolio before taking into	short-term trading strategies, such as market timing. Sentinel
account the securities loan, to certain approved brokers, dealers	Balanced, Sentinel Capital Growth, Sentinel Common Stock,
and other financial institutions. Each loan is collateralized by	Sentinel Conservative Allocation, Sentinel Georgia Municipal
cash in an amount equivalent to a value of 102% (domestic) or	Bond, Sentinel Government Securities, Sentinel Growth Leaders,
105% (foreign) of the market value of the loaned securities. Any	Sentinel Mid Cap Growth, Sentinel Mid Cap Value, Sentinel Short
adjustments in collateral required to maintain those levels due	Maturity Government, Sentinel Sustainable Core Opportunities
to market value fluctuations are made the next business day.	and Sentinel Sustainable Emerging Companies Funds were
The cash collateral is invested in a registered money market	subject to redemption fees of 1% on shares held 15 calendar days
fund advised by State Street Global Advisors, a subsidiary of	or less. Sentinel International Equity, Sentinel Small Company
SSB. A portion of the income generated by the investment of	and Sentinel Small/Mid Cap Funds are
the collateral, net of any rebates paid by SSB to the borrowers,	subject to redemption fees of 2% on shares
is remitted to SSB as lending agent, and the remainder is paid	held 30 calendar days or less.

115

Notes to Financial Statements

Effective May 28, 2008, the Sentinel Balanced, Sentinel Capital			paid CAI annual fees equal to 0.70% of the average daily net
Growth, Sentinel Common Stock, Sentinel Conservative			assets for the Citizens Value Fund, which is the predecessor to
Allocation, Sentinel Georgia Municipal Bond, Sentinel			the Sentinel Sustainable Core Opportunities Fund and 1.00% of
Government Securities, Sentinel Growth Leaders, Sentinel			the average daily net assets for the Citizens Emerging Growth
Mid Cap Growth, Sentinel Mid Cap Value, Short Maturity			Fund, which is the predecessor to the Sentinel Sustainable
Government, Sentinel Sustainable Core Opportunities and			Emerging Companies Fund. CAI had voluntarily agreed to
Sentinel Sustainable Emerging Companies Funds eliminated			waive fees and/or reimburse expenses so that the annual
the redemption fee and adopted, under certain circumstances,			operating expenses were no more than 1.29% for the Citizens
an excessive trading fee of 2% of the amount redeemed. Both			Value Fund Standard Class shares and 0.90% for the Citizens
the redemption fee and excessive trading fee are subject to			Value Fund Institutional Class shares. For the period from
certain exceptions under which they may not be charged.			July 1, 2007 through April 4, 2008, reimbursements totaled
$106,704 for the Citizens Value Fund Standard Class shares and
(3) Management Advisory Fee			$14,775 for the Citizens Value Fund Institutional Class shares.
and Other Transactions with Affiliates:			These contractual waivers were effectively terminated with the
Pursuant to Investment Advisory Agreements (“Advisory			reorganizations on April 4, 2008.
Agreements”) amended April 4, 2008, Sentinel Asset			Prior to May 4, 2007, the Sentinel Georgia Municipal Bond and
Management, Inc. (“SAMI”, a subsidiary of NLV Financial			Sentinel Mid Cap Value Funds’ predecessors had advisory
Corporation), provides general supervision of the Funds’			agreements with Synovus Investment Advisors, Inc. (“SIA”).
investments. Under the Advisory Agreements, each Fund pays			Under the terms of these agreements, the Funds paid SIA
SAMI a monthly fee based on the annual rates shown. When			annual fees equal to 0.45% of the average daily net assets for
determining the breakpoint for the advisory fee, assets are			the Synovus Georgia Municipal Bond Fund and 0.75% of the
aggregated for the Sentinel Government Securities and Sentinel			average daily net assets for the Synovus Mid Cap Value Fund.
Short Maturity Government Funds.			SIA had voluntarily agreed to waive fees and/or reimburse
expenses so that the annual operating expenses were no
Sentinel Fund	Fee Advisory Rate	Average Daily Net Assets	more than 1.00% for the Synovus Georgia Municipal Bond
Each subject to:			Fund Institutional Class shares, 1.25% for the Synovus Georgia
Balanced	0.55%	First $200 million	Municipal Bond Fund Class A shares, 1.10% for the Synovus
Conservative Allocation	0.50%	Next $200 million	Mid Cap Value Fund Institutional Class shares, 1.35% for the
	0.45%	Next $600 million	Synovus Mid Cap Value Fund Class A shares and 2.10% for
	0.40%	Next $1 billion	the Synovus Mid Cap Value Fund Class B and Class C shares.
	0.35%	In excess of $2 billion	These voluntary waivers were effectively terminated with the
Each subject to:			reorganizations on May 4, 2007.

Capital Growth	0.70%	First $500 million
Common Stock	0.65%	Next $300 million	During the fiscal year ended October 31, 2005, the Synovus Mid
International Equity	0.60%	Next $200 million	Cap Value Fund was reimbursed by SIA and Steinberg Asset
Mid Cap Growth	0.50%	Next $1 billion	Management, LLC, the Fund’s advisor and sub-advisor, for
Small Company	0.40%	In excess of $2 billion
Small/Mid Cap			losses incurred of $269,330 due to the purchase of shares in
Sustainable Core			three large-capitalized securities when the Fund held less than
Opportunities			80% of its net assets in mid-capitalization securities.
Sustainable Emerging
Companies			Prior to October 27, 2006, the Sentinel Government Securities
Georgia Municipal Bond	0.45%	First $1 billion	and Sentinel Short Maturity Government Funds’ advisory fee
	0.40%	Next $1 billion	breakpoints were determined by aggregating those Funds’
	0.35%	In excess of $2 billion	assets with assets of the Sentinel New York Tax-Free Income
Growth Leaders	0.90%	First $500 million	and Sentinel Tax-Free Income Funds, which as of October 27,
	0.85%	Next $300 million	2006 reorganized with and into certain unaffiliated mutual funds.
	0.80%	Next $200 million
	0.70%	Next $1 billion	Prior to August 14, 2006, under Advisory Agreements, the
	0.60%	In excess of $2 billion	Sentinel Conservative Allocation Fund (f/k/a Sentinel Capital
Government Securities	0.55%	First $200 million	Markets Income Fund) paid SAMI a monthly fee based on 0.55%
Short Maturity	0.50%	Next $200 million
Government	0.45%	Next $600 million	of all average daily net assets.
	0.40%	Next $1 billion	Prior to March 17, 2006, the Sentinel Capital Growth and Sentinel
	0.35%	In excess of $2 billion	Growth Leaders Funds’ predecessors had advisory agreements
Mid Cap Value	0.75%	First $500 million
	0.65%	Next $300 million	with Bramwell Capital Management, Inc. (“Bramwell”). Under
	0.60%	Next $200 million	the terms of these agreements each Fund paid Bramwell a
	0.50%	Next $1 billion	monthly fee at an annual rate of 1.00% of average daily net
	0.40%	In excess of $2 billion	assets. Bramwell had contractually agreed to waive fees and/
U.S. Treasury	0.40%	First $300 million	or reimburse expenses so that the Bramwell Focus Fund’s
Money Market	0.35%	In excess of $300 million	total annual operating expenses were no more than 1.75% until
December 31, 2006.
Prior to April 5, 2008, the Sentinel Sustainable Core
Opportunities and Sentinel Sustainable Emerging Companies			Prior to February 1, 2006, under Advisory Agreements, the Fund
Funds’ predecessors had a management contract with Citizens			listed below paid SAMI a monthly fee based on the annual rates
Advisors, Inc. (“CAI”). Under the terms of the contract, the Funds			shown.

116

Notes to Financial Statements

The Class A shares of all Funds (except Sentinel U.S. Treasury
	Advisory		Money Market Fund) have adopted a distribution plan pursuant
Sentinel Fund	Fee Rate	Average Daily Net Assets	to Rule 12b-1 under the 1940 Act. These distribution plans are

Small Company	0.70%	First $200 million	herein referred to as the “A Plans”. Each of the Funds that offer
	0.65%	Next $100 million	Class B shares (except Sentinel U.S. Treasury Money Market
	0.60%	Next $100 million	Fund) has also adopted a distribution plan applicable to its
Class B shares. These plans are herein referred to as the “B
	0.55%	In excess of $400 million	Plans”. Each of the Funds that offer Class C shares has also
For purposes of determining an advisory fee breakpoint			adopted a Class C distribution plan applicable to its Class C
for Sentinel Small Company Fund, the Fund’s assets were			shares referred to as the “C Plans”. Sentinel Balanced Fund
aggregated together with Sentinel Balanced, Sentinel			has adopted a distribution plan for its Class D shares referred to
International Equity and Sentinel Mid Cap Growth Funds’ assets.			as the “D Plan”. Sentinel Short Maturity Government Fund has
Prior to December 19, 2005, under Advisory Agreements, the			adopted a distribution plan for its Class S shares referred to as
Funds listed below paid SAMI a monthly fee based on the annual			the “S Plan”.
rates shown.			Under the A Plans, each participating Fund pays to Sentinel
Financial Services Company (the “Distributor”, a company in
which SAMI and another wholly owned subsidiary of SAMI are
Sentinel Fund	Fee Advisory Rate	Average Daily Net Assets	partners), a monthly fee at the maximum annual rate of (a)
0.30% of average daily net assets relating to Class A shares
Balanced	0.70%	First $200 million	outstanding in the case of the Sentinel Balanced, Sentinel
	0.65%	Next $100 million	Capital Growth, Sentinel Common Stock, Sentinel Conservative
	0.60%	Next $100 million	Allocation, Sentinel Growth Leaders, Sentinel International
Equity, Sentinel Mid Cap Growth, Sentinel Mid Cap Value,
	0.55%	In excess of $400 million	Sentinel Small Company, Sentinel Small/Mid Cap, Sentinel
Common Stock	0.55%	All assets	Sustainable Core Opportunities and Sentinel Sustainable
Government Securities	0.55%	First $200 million	Emerging Companies Funds, (b) 0.20% of average daily net
assets relating to Class A shares outstanding in the case of
	0.50%	Next $200 million	the Sentinel Georgia Municipal Bond and Sentinel Government
	0.45%	In excess of $400 million	Securities Funds or (c) 0.25% of average daily net assets relating
International Equity	0.70%	First $200 million	to Class A shares outstanding in the case of the Sentinel Short
Maturity Government Fund (was 0.35% of average daily net
	0.65%	Next $100 million	assets prior to June 1, 2006). Such fees are used to reimburse
	0.60%	Next $100 million	the Distributor for eligible expenses incurred in connection with
	0.55%	In excess of $400 million	distribution and promotion of the shares and, up to 0.25%, for
Mid Cap Growth	0.70%	First $200 million	the servicing of shareholders of each participating Fund.
Under the Plan applicable to the Class B shares, the Class B
	0.65%	Next $100 million	shares of each of the Sentinel Balanced, Sentinel Common
	0.60%	Next $100 million	Stock, Sentinel Conservative Allocation, Sentinel International
	0.55%	In excess of $400 million	Equity, Sentinel Mid Cap Growth and Sentinel Small Company
Short Maturity	0.55%	First $200 million	Funds pay to the Distributor a monthly fee at an annual rate
Government			of up to a total of 1.00% of average daily net assets. Such fees
	0.50%	Next $200 million	are used to reimburse the Distributor for eligible expenses
	0.45%	In excess of $400 million	incurred in connection with distribution and promotion of the
For purposes of determining an advisory fee breakpoint for			shares and, up to 0.25%, for the servicing of shareholders of
Sentinel Balanced, Sentinel International Equity and Sentinel			each participating Fund, which may include recovery of the
Mid Cap Growth Funds, these Funds’ assets were aggregated			initial sales commissions paid by the Distributor at the time of
together and with Sentinel Small Company Fund’s assets. For			sales of Class B shares, together with the cost of financing such
purposes of determining the advisory fee breakpoint for Sentinel			payments.
Government Securities and Sentinel Short Maturity Government			Under the Plan applicable to the Class C shares, the Class
Funds, these Funds’ assets were aggregated together and with			C shares of each of the Sentinel Balanced, Sentinel Capital
the Sentinel New York Tax-Free Income and Sentinel Tax-Free			Growth, Sentinel Common Stock, Sentinel Conservative
Income Funds, which are no longer offered.			Allocation, Sentinel Government Securities, Sentinel Growth
With respect to Sentinel Georgia Municipal Bond Fund, SAMI			Leaders, Sentinel International Equity, Sentinel Mid Cap Growth,
has entered into a sub-advisory agreement with GLOBALT,			Sentinel Mid Cap Value, Sentinel Short Maturity Government,
Inc. Pursuant to such agreement, GLOBALT provides SAMI			Sentinel Small Company, Sentinel Small/Mid Cap, Sentinel
with a continuous investment program consistent with the			Sustainable Core Opportunities and Sentinel Sustainable
Fund’s investment objectives and policies. SAMI compensates			Emerging Companies Funds pay to the Distributor a monthly
GLOBALT for the sub-advisory services.			fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor
With respect to Sentinel Mid Cap Value Fund, SAMI has			for eligible expenses incurred in connection with distribution
entered into a sub-advisory agreement with Steinberg Asset			and promotion of the shares and, up to 0.25%, for the servicing
Management, LLC. Pursuant to such agreement, Steinberg			of shareholders of each participating
provides SAMI with a continuous investment program consistent			Fund. In the first year after the purchase,
with the Fund’s investment objectives and policies. SAMI			this fee is designed to recover the initial
compensates Steinberg for the sub-advisory services.

Notes to Financial Statements

sales commission of 1.00% paid by the Distributor to the	is not an expense of the Funds and does not affect their
selling financial intermediary. In subsequent years, the entire	operating results. The Distributor has advised the Funds that
1.00% may be paid to the financial intermediary as additional	it received sales charges aggregating $812,450 for the period
commission and/or, up to 0.25%, for service fees.	ended November 30, 2008. The Funds have been advised that
Under the Plan Applicable to Sentinel Balanced Fund Class D	the total distribution charges retained by the Distributor on
shares, these shares pay to the Distributor a monthly fee at an	the sale of shares amounted to $14,150 after allowances of
annual rate of up to a total of 0.75% of average daily net assets.	$376,607 to Equity Services, Inc., a subsidiary of NLV Financial
Such fees are used to reimburse the Distributor for eligible	Corporation, and $421,693 to other investment dealers. During
expenses incurred in connection with distribution and promotion	this same period, the Distributor advised the Funds that it
of the shares and, up to 0.25%, for the servicing of shareholders	received $55,481 in contingent deferred sales charges from
of each participating Fund.	certain redemptions of Class A shares, $301,748 in contingent deferred sales charges from redemptions of Class B shares,
Under the Plan Applicable to Sentinel Short Maturity	$44,183 in contingent deferred sales charges from redemptions
Government Class S shares, these shares pay to the Distributor	of Class C shares, $23,352 in contingent deferred sales charges
a monthly fee at an annual rate of up to a total of 0.75% of	from redemptions of Class D shares and no contingent deferred
average daily net assets. Such fees are used to reimburse the	sales charges from redemptions of Class I or S shares.
Distributor for eligible expenses incurred in connection with	Each Director who is not an affiliate of SAMI receives an annual
distribution and promotion of the shares and, up to 0.25%, for	fee from the Company of $30,000 plus $2,500 for each meeting
the servicing of shareholders of each participating Fund. The	attended. The Lead Independent Director is paid an additional
entire distribution fee may be paid to the selling dealer.	$16,000 annual fee. Each member of the Audit Committee and
The Class I shares do not pay distribution fees.	Governance Committee is also paid $2,000 for each in-person
Prior to April 5, 2008, pursuant to Rule 12b-1 under the 1940	and $500 for each telephone Committee meeting attended, and
Act, the predecessor Standard and Administrative Class shares	the chair of each Committee is paid an annual fee of $6,000.
of the Sentinel Sustainable Core Opportunities and Sentinel	Directors are also reimbursed for travel and other out-of-pocket
Sustainable Emerging Companies Funds paid an amount equal	expenses incurred by them in connection with attending such
to 0.25% per annum of average annual net assets to Citizens	meetings. Certain Directors of the Funds have chosen to have
Securities, Inc. (“CSI”), a wholly owned subsidiary of CAI. For	their fees deferred in accordance with the Funds’ deferred
the period from November 12, 2007 to April 4, 2008, CSI agreed	compensation plan. These amounts are included in Directors’
to voluntarily reduce the distribution fee by 0.05% with respect	fees and expenses and deferred compensation expenses on the
to each Funds’ Standard and Administrative Class shares.	Statement of Operations and Statement of Assets and Liabilities,
Reimbursements for that period totaled $30,428 for the Citizens	respectively.
Emerging Growth Fund Standard Class shares, $521 for the	Pursuant to an Administration Agreement with Sentinel
Citizens Emerging Growth Fund Administrative Class shares	Administrative Services, Inc. (“SASI”, a subsidiary of SAMI), the
and $10,684 for the Citizens Value Fund Standard Class shares.	Funds receive administration services and pay SASI a monthly
These voluntary waivers were effectively terminated with the	fee at an annual rate of 0.0375% of the first $4 billion of the
reorganizations on April 4, 2008.	Company’s aggregate average daily net assets; 0.035% of the
The Funds are not assessed distribution fees on shares owned	next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily
by NLV Financial Corporation and its affiliates. Where NLV	net assets in excess of $7 billion. The Funds are responsible for
Financial Corporation and its affiliates held an investment for	all charges of outside pricing services and other out-of-pocket
the entire reporting period for this annual report, December 1,	expenses incurred by SASI in connection with the performance
2007 to November 30, 2008, this results in overall distribution	of its duties under the Administrative Agreement.
fees for that share class of less than the maximum limits
involved. NLV Financial Corporation and its affiliates had	Pursuant to a Transfer and Dividend Disbursing Agent
investments for the entire reporting period in Sentinel Capital	Agreement with SASI, the Funds receive transfer agency
Growth Fund Class C, Sentinel Government Securities Fund	services and pay SASI an annual fee of $2,563,000, plus an
Class C, Sentinel Growth Leaders Fund Class C and Sentinel	amount equal to an annual rate of $15 per shareholder account
Mid Cap Growth Fund Class C. NLV Financial Corporation and	in excess of 106,500 accounts as of the last day of the month
its affiliates also had investments in Sentinel Small/Mid Cap	preceding the installment due date, which is paid in twelve
Fund Classes A and C during the reporting period from their	monthly installments due on the first day of each month for
inception date of December 3, 2007 to November 30, 2008 and	the preceding month. The base fee of $2,563,000 is subject to
in Sentinel Sustainable Core Opportunities Fund Class C and	inflationary increases under certain circumstances, subject
Sentinel Sustainable Emerging Companies Fund Class C from	to approval by the Company’s Board of Directors. The Funds
may also reimburse SASI for sub-transfer agency, plan agent
April 7, 2008 to November 30, 2008. In addition, the retirement	and similar fees paid by SASI to other entities who provide
plans of the NLV Financial Corporation and its affiliates receive a	services to accounts underlying an omnibus account of record in
rebate of the 12b-1 fees paid by the plans.	accordance with policies approved by the Board of Directors. The
These asset-based fees, excepting the service fee component,	currently approved policy would allow such reimbursement at
are subject to aggregate limits imposed by the Financial	an annual rate of 0.17% of a Fund’s average daily net assets.
Industry Regulatory Authority, Inc. (“FINRA”).	Fees paid to SASI under the provisions of the Administration and
The Distributor will not be reimbursed for any un-reimbursed	Transfer and Dividend Disbursing Agreements for the period
eligible expenses from any other Fund, or in any future year	ended November 30, 2008 were $6,253,692.
from any of the Plans.	Prior to April 5, 2008, the Sentinel Sustainable Core
Opportunities and Sentinel Sustainable Emerging Companies
The Distributor also receives a sales charge	Funds’ predecessors had in place an administrative contract
added to the net asset value received by the Funds on	with CAI which provided for administrative services in exchange the sale of Class A shares. This compensation

	Notes to Financial Statements

for reimbursement of out-of-pocket expenses and annual	waiver was terminated on March 28, 2008 and replaced with
fees equal to 0.15% of each Funds’ average daily net assets. In	a contractual agreement waiving fees and/or reimbursing
addition, Citi Fund Services Ohio, Inc. provided transfer agency	expenses so that the total annual expenses of the Class A
and fund accounting services to the Funds pursuant to certain	shares of the Sentinel Growth Leaders Fund will be no more
fee arrangements and Fifth Third Bank acted as custodian for	than 1.45% until March 28, 2009. The Class B, Class C and Class
the Funds and was paid a fee based on each Fund’s assets and	I shares of these Funds, where applicable, have and will benefit
other transaction based fees, subject to certain minimums.	from these arrangements to the extent SAMI waives its advisory
Prior to June 7, 2007, pursuant to a Fund Services Agreement	fees to meet these commitments.
with SASI, the Funds received administration and transfer agent	For the period ended November 30, 2008, the total amount
services. The Funds paid SASI fixed fees totaling $1,052,625 per	reimbursable to Sentinel Growth Leaders Fund Class A was
year for fund accounting and financial administration services.	$34,062, Sentinel Growth Leaders Fund Class C was $3,016 and
The Agreement also provided for an annual fee for transfer	Sentinel Growth Leaders Fund Class I was $1,808.
agency and shareholder relations services to the Company	As of November 30, 2008, NLV Financial Corporation and its
of $2,563,000 plus amounts equal to annual rates of $15 per	affiliates held ownership in the Funds as follows:
shareholder account in excess of 106,500 as of the last day of
the month preceding the installment due date. Each Fund was		Approximate %
also responsible for certain out-of-pocket expenses and the	Sentinel Fund	Ownership

fixed fees were subject to inflationary increases to the extent	Balanced - Class I	6.6%

approved by the Board.
Prior to May 4, 2007, the Sentinel Georgia Municipal Bond and	Capital Growth - Class C	4.0%

Sentinel Mid Cap Value Funds’ predecessors had in effect an	Capital Growth - Class I	5.5%

Administration Agreement under which the Administrator, SEI	Government Securities - Class C	0.7%

Investments Global Funds Services, provided management and	Growth Leaders - Class C	2.1%

administrative services to the Funds for an annual fee equal	Growth Leaders - Class I	100.0%

to the higher of $100,000 per Fund plus $15,000 per class or
that portion of each Fund’s allocable share of the Funds’ fee	International Equity - Class A	8.4%

calculated as follows: 0.15% of the first $250 million, 0.125%	International Equity - Class I	2.3%

of the next $250 million and 0.10% of any amount above $500	Mid Cap Growth - Class C	3.5%

million of the Funds’ average daily net assets. For purposes of	Mid Cap Growth - Class I	3.1%

making the Funds’ administrative services fee calculation, the	Short Maturity Government - Class A	0.1%

average daily net assets of the Synovus Intermediate-Term Bond
Fund and Synovus Large Cap Core Equity were aggregated with	Short Maturity Government - Class S	0.0%*

the average daily net assets of the Synovus Georgia Municipal	Small/Mid Cap – Class A	84.6%

Bond Fund and Synovus Mid Cap Value Fund.	Small/Mid Cap – Class C	97.8%

SAMI and/or an affiliate have contractually agreed to waive	Small/Mid Cap – Class I	100.0%

fees and/or reimburse expenses so that the total annual	Sustainable Core Opportunities – Class C	95.0%

fund operating expenses of the Class I shares of the Sentinel	Sustainable Emerging Companies – Class C	94.1%

Sustainable Core Opportunities Fund will be no more than 0.76%
from April 4, 2008 until April 4, 2009. The Class A and Class	U.S. Treasury Money Market – Class A	0.8%

C shares of this Fund will benefit from these arrangements	* Ownership percentage represents less than 0.05%
to the extent SAMI waives its advisory fees to meet these
commitments.
For the period from July 1, 2008 through November 30, 2008,
the total amount reimbursable to Sentinel Sustainable Core
Opportunities Fund Class I was $16,403, Sentinel Sustainable
Core Opportunities Fund Class A was $65,775 and Sentinel
Sustainable Core Opportunities Fund Class C was $129.
For the period from April 5, 2008 through June 30, 2008, the total amount reimbursable to Sentinel Sustainable Core
Opportunities Fund Class I was $12,982, Sentinel Sustainable
Core Opportunities Fund Class A was $50,630 and Sentinel
Sustainable Core Opportunities Fund Class C was $99.
SAMI and/or an affiliate had contractually agreed to waive
fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of the Sentinel
Common Stock Fund would be no more than 1.10% until
December 19, 2007, and the Class A shares of each of the
Sentinel Capital Growth and Growth Leaders Funds would be
no more than 1.75% until March 17, 2008. These contractual
fee waivers expired on December 19, 2007 and March 17, 2008, respectively. SAMI and/or its affiliates had voluntarily agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of Sentinel
Growth Leaders Fund would not exceed 1.45%. This voluntary

Notes to Financial Statements (4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations) for the period from December 1, 2007 through November 30, 2008, with the exception of the Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds which are from July 1, 2008 through November 30, 2008, were as follows:

	Purchases of other than	Purchases of U.S.	Sale of other than U.S.	Sale of U.S. Government
	U.S. Government direct and	Government direct and	Government direct and	direct and agency
Sentinel Fund	agency obligations	agency obligations	agency obligations	obligations

Balanced	$23,730,245	$205,136,148	$27,360,683	$231,135,258

Capital Growth	30,046,545	–	47,241,184	–

Common Stock	200,829,461	–	224,334,542	–

Conservative Allocation	16,326,371	171,415,262	21,749,544	155,149,655

Georgia Municipal Bond	3,313,560	–	5,498,579	–

Government Securities	–	2,104,997,854	–	1,993,873,474

Growth Leaders	$18,469,634	–	$6,812,648	–

International Equity	76,901,815	–	101,128,997	–

Mid Cap Growth		114,487,101	–	130,734,484

Mid Cap Value	176,386,586	–	57,717,458	–

Short Maturity	–	138,039,033	–	98,060,690
Government

Small Company	638,870,346	–	591,535,497	–

Small/Mid Cap	15,142,639	–	4,879,511	–

Sustainable Core	–	15,991,432	–	61,128,522
Opportunities

Sustainable Emerging	50,577,738	–	59,422,385	–
Companies

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

At November 30, 2008, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

			Expiring on
Fund			11/30

Balanced		$2,460,251	2016

Capital Growth		$5,483,155	2009
		546,534	2010
		549,435	2012
		1,810,397	2013

	Total	$8,389,521**

Common Stock		$156,072	2016

Conservative Allocation		$2,122,093	2009
		176,203	2013
		1,637,609	2015
		7,615,605	2016

	Total	$11,551,510**

Government Securities		$3,174,518	2009
		438,112	2012
		900,616	2013

	Total	$4,513,246**

120

Notes to Financial Statements

Growth Leaders	$2,170,343	2016

International Equity	$223,381	2009
	10,595,857	2010
	1,350,365	2016

Total	$12,169,603**

Mid Cap Growth	$15,188,965	2010
	6,416,943	2016

Total	$21,605,908

Mid Cap Value	$2,612,757	2016

Short Maturity Government	$1,372,649	2010
	9,464,512	2011
	5,073,636	2012
	4,694,622	2013
	4,202,997	2014
	916,192	2015
	505,428	2016

Total	$26,230,036

Small Company	$4,095,255	2016

Small/Mid Cap	$566,915	2016

Sustainable Core Opportunities	$1,743,787	2009
	15,917,378	2014
	20,754,251	2016

Total	$38,415,416

Sustainable Emerging Companies	$36,170,306	2009
	3,462,058	2011
	15,274,962	2016

Total	$54,907,326

U.S. Treasury Money Market	$203	2016

**Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended November 30, 2008, the Funds utilized capital losses as follows:

Sentinel Fund	Capital Losses Utilized

Capital Growth	$302,729
Government Securities	7,870,002

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Sentinel Fund	Capital Losses Expired

Conservative Allocation	$11,485,809
Government Securities	1,831,390
International Equity	81,804,516
Short Maturity Government	748,798

Sustainable Emerging Companies	104,874,231

Notes to Financial Statements

(5) Fund shares

At November 30, 2008, 2.94 billion shares of one cent par value were authorized as follows:

Class A shares	Authorized shares

Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Allocation	20,000,000
Georgia Municipal Bond	40,000,000
Government Securities	90,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap Growth	45,000,000
Mid Cap Value	40,000,000
Short Maturity Government	70,000,000
Small Company	300,000,000
Small/Mid Cap	40,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Emerging Companies	40,000,000
U.S. Treasury Money Market	750,000,000

1,670,000,000

Class B shares

Balanced	20,000,000
Common Stock	20,000,000
Conservative Allocation	10,000,000
International Equity	20,000,000
Mid Cap Growth	20,000,000
Small Company	40,000,000
U.S. Treasury Money Market	100,000,000

230,000,000

Class C shares

Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Allocation	10,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap Growth	30,000,000
Mid Cap Value	40,000,000
Small Company	40,000,000
Small/Mid Cap	40,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Emerging Companies	40,000,000

350,000,000

Class D shares

Balanced	20,000,000
Class I shares

Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap Growth	40,000,000
Mid Cap Value	40,000,000
Small Company	40,000,000
Small/Mid Cap	40,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Emerging Companies	40,000,000

520,000,000

Class S shares

Short Maturity Government	50,000,000

Total Allocated shares	2,840,000,000

Unallocated shares	100,000,000

122

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in Fund	of dividends and		in shares
Fiscal Period Ended 11/30/08	Shares Sold	Reorganizations	distributions	Shares reacquired	outstanding

Balanced - A	1,360,767	664,242	1,073,041	2,904,975	193,075
Balanced - B	52,386	–	62,344	457,740	(343,010)
Balanced - C	125,255	–	29,153	134,893	19,515
Balanced - D	226	–	43,913	93,143	(49,004)
Balanced - I	36,962	–	16,487	43,304	10,145
Capital Growth - A	584,923	–	589,183	1,767,382	(593,276)
Capital Growth - C	93,719	–	10,415	60,790	43,344
Capital Growth - I	40,154	–	17,519	49,275	8,398
Common Stock - A	2,796,281	–	1,695,215	4,497,511	(6,015)
Common Stock - B	32,834	–	52,076	483,831	(398,921)
Common Stock - C	225,026	–	28,339	179,319	74,046
Common Stock - I	2,985,544	–	64,772	1,363,934	1,686,382
Conservative Allocation - A	1,937,113	3,187,788	134,377	1,553,787	3,705,491
Conservative Allocation - B	104,584	662,373	28,157	380,359	414,755
Conservative Allocation - C	314,740	370,836	20,481	196,593	509,464
Georgia Municipal Bond - A	105,500	–	764	30,288	75,976
Georgia Municipal Bond - I	199,778	–	493	474,265	(273,994)
Government Securities - A	17,883,278	4,196,675	1,109,993	9,884,500	13,305,446
Government Securities - C	1,137,203	–	13,533	150,688	1,000,048
Government Securities - I	3,086,570	–	64,560	4,106,665	(955,535)
Growth Leaders - A	1,525,607	–	30,033	759,739	795,901
Growth Leaders - C	170,648	–	1,481	79,495	92,634
Growth Leaders - I	471,698	–	–	–	471,698
International Equity - A	1,451,117	4,273,881	656,674	2,772,702	3,608,970
International Equity - B	19,851	–	46,608	249,505	(183,046)
International Equity - C	50,853	–	29,920	122,991	(42,218)
International Equity - I	82,900	101,393	47,027	153,876	77,444
Mid Cap Growth - A	987,700	–	–	1,554,196	(566,496)
Mid Cap Growth - B	11,172	–	–	290,220	(279,048)
Mid Cap Growth - C	49,904	–	–	99,772	(49,868)
Mid Cap Growth - I	44,480	–	–	97,744	(53,264)
Mid Cap Value - A	8,441,460	–	159,031	1,934,966	6,665,525
Mid Cap Value - C	1,236,208	–	92,257	390,352	938,113
Mid Cap Value - I	4,175,044	–	269,174	1,394,778	3,049,440
Short Maturity Government - A	8,869,283	435,866*	618,592	6,418,478	3,505,263
Short Maturity Government - C	417,905	–	338	26,996	391,247
Short Maturity Government – C*	–	–	–	437,784	(437,784)
Short Maturity Government - S	4,574,452	–	85,386	1,254,686	3,405,152
Small Company - A	51,107,896	–	15,047,122	63,389,804	2,765,214
Small Company - B	149,874	–	2,249,012	7,641,866	(5,242,980)
Small Company - C	5,298,220	–	2,759,347	6,328,768	1,728,799
Small Company - I	28,563,733	–	185,302	2,843,863	25,905,172
Small/Mid Cap – A**	231,115	–	–	53,725	177,390
Small/Mid Cap – C**	153,405	–	–	–	153,405
Small/Mid Cap – I**	200,000	–	–	–	200,000
Sustainable Core Opportunities – A***	563,487	–	–	1,774,699	(1,211,212)
Sustainable Core Opportunities – C***	1,961	–	–	–	1,961
Sustainable Core Opportunities – I***	707,535	–	–	4,093,423	(3,385,888)
Sustainable Emerging Companies – A***	196,874	–	–	738,172	(541,298)
Sustainable Emerging Companies – C***	94	–	–	–	94
Sustainable Emerging Companies – I***	4,196	–	–	19,640	(15,444)
U.S. Treasury Money Market - A	81,362,137	81,925,786	908,856	92,645,555	71,551,224
U.S. Treasury Money Market - B	4,210,805	–	20,329	2,501,990	1,729,144

* All outstanding shares of the Sentinel Short Maturity Government Fund Class C were converted into Sentinel Short Maturity Government Fund Class A shares following the close of business on July 11, 2008.

** Commenced operations December 3, 2007.
*** Period begins on July 1, 2008. The fiscal year end for the Sentinel Sustainable Core Opportunities and Sentinel Sustainable

Emerging Companies Funds changed from June 30th to November 30th following the June 30, 2008 Annual Report.

Notes to Financial Statements

			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in Fund	of dividends and		in shares
Fiscal Period Ended 6/30/08	Shares Sold	Reorganizations	distributions	Shares reacquired	outstanding

Sustainable Core Opportunities – A*	1,243,085	16,236,535	10,155	1,626,578	15,863,197
Sustainable Core Opportunities – C^	37,092	–	–	–	37,092
Sustainable Core Opportunities – I*	817,354	4,216,459	4,353	844,401	4,193,765
Sustainable Emerging Companies – A**	777,965	1,853,129	–	2,351,384	279,710
Sustainable Emerging Companies – C^	31,259	–	–	–	31,259
Sustainable Emerging Companies – I**	8,704	141,991***	–	62,621	88,074
Citizens Administrative Class Shares
Prior to the Fund reorganizations***	15,994	–	–	91,052	(75,058)
Citizens Administrative Class Shares
reacquired upon conversion into Class
I Shares***	–	–	–	145,304	(145,304)

^ Commenced operations April 7, 2008.
			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in Fund	of dividends and		in shares
Fiscal Period Ended 11/31/07	Shares Sold	Reorganizations	distributions	Shares reacquired	outstanding

Balanced - A	1,717,060	–	579,584	2,860,984	(564,340)
Balanced - B	44,742	–	41,473	486,095	(399,880)
Balanced - C	91,951	–	13,106	95,546	9,511
Balanced - D	413	–	27,216	695,184	(667,555)
Balanced - I	196,237	–	–	2,889	193,348
Capital Growth - A	604,452	3,511,655	360,551	2,139,026	2,337,632
Capital Growth - C	35,692	124,102	370	20,353	139,811
Capital Growth - I	220,454	–	–	6,018	214,436
Common Stock - A	2,117,495	30,899	1,402,768	5,295,514	(1,744,352)
Common Stock - B	39,435	–	59,917	537,410	(438,058)
Common Stock - C	188,299	61,962	19,291	71,654	197,898
Common Stock - I	964,638	5,496,611	4,906	789,765	5,676,390
Conservative Allocation - A	1,022,575	–	162,844	1,209,725	(24,306)
Conservative Allocation - B	58,491	–	43,026	245,754	(144,237)
Conservative Allocation - C	193,145	–	22,458	140,932	74,671
Georgia Municipal Bond - A*	–	–	89	19,573	(19,484)
Georgia Municipal Bond - I*	2,590	–	14	65,667	(63,063)
Government Securities - A	7,828,824	188,292	819,423	5,769,300	3,067,239
Government Securities - C	517,104	–	3,334	90,879	429,559
Government Securities - I	1,239,252	12,337,031	15,196	2,818,621	10,772,858
Growth Leaders - A	538,457	–	356	209,574	329,239
Growth Leaders - C	93,046	–	–	9,767	83,279
Growth Leaders - I	19,924	–	–	4	19,920
International Equity - A	1,645,177	–	657,178	2,396,053	(93,698)
International Equity - B	48,551	–	55,107	218,599	(114,941)
International Equity - C	144,790	–	21,775	55,478	111,087
International Equity - I	437,758	–	–	11,263	426,495
Mid Cap Growth - A	1,325,598	–	–	3,021,117	(1,695,519)
Mid Cap Growth - B	12,950	–	–	451,581	(438,631)
Mid Cap Growth - C	80,497	–	–	56,858	23,639
Mid Cap Growth - I	485,177	–	–	7,384	477,793
Mid Cap Value - A*	204,402	–	–	37,106	167,296
Mid Cap Value - C*	116,731	–	–	2,710	114,021
Mid Cap Value - I*	53,997	–	–	286,240	(232,243)
Short Maturity Government - A	3,491,166	–	683,405	8,454,299	(4,279,728)
Short Maturity Government - C	48,475	–	144	25,296	23,323
Short Maturity Government - S	166,950	–	28,745	437,075	(241,380)
Small Company - A	35,389,092	–	16,788,473	47,138,036	5,039,529
Small Company - B	112,873	–	2,814,405	5,406,517	(2,479,239)
Small Company - C	5,378,979	–	2,690,769	4,373,544	3,696,204
Small Company - I	7,054,456	–	–	599,151	6,455,305
U.S. Treasury Money Market - A	64,382,472	–	2,336,891	77,401,852	(10,682,489)
U.S. Treasury Money Market - B	2,554,448	–	75,282	3,015,345	(385,615)

* Information prior to April 5, 2008 is based on the predecessor Citizens Value Fund.

** Information prior to April 5, 2008 is based on the predecessor Citizens Emerging Growth Fund.

*** Citizens Emerging Growth Fund Administrative Class shareholders were issued Sentinel Sustainable Emerging Companies Fund Class I Shares as part of the Fund reorganizations effective as of the close of the New York Stock Exchange on April 4, 2008.

Funds *Period begins on November 1, 2007.  The Fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to Novermber 30th following the October 31, 2007 Annual Report

				Notes to Financial Statements

			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in Fund	of dividends and		in shares
Fiscal Period Ended 10/31/07	Shares Sold	Reorganizations	distributions	Shares reacquired	outstanding

Georgia Municipal Bond - A*	1,869	–	658	8,373	(5,846)
Georgia Municipal Bond - I*	248,448	–	1,134	1,189,984	(940,402)
Mid Cap Value - A**	999,679	383,877***	13,179	139,175	1,257,560
Mid Cap Value - A***	–	–	–	261,428	(261,428)
Mid Cap Value - B**	18,094	–	22,034	31,733	8,395
Mid Cap Value - B***	–	–	–	397,041	(397,041)
Mid Cap Value - C**	198,140	–	31,711	106,250	123,601
Mid Cap Value - I**	1,154,946	259,075***	100,081	1,276,069	238,033

* Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund. ** Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

*** Synovus Mid Cap Value Fund Class A shareholders were issued Sentinel Mid Cap Value Class I Shares and Synovus Mid Cap Value Class B shareholders were issued Sentinel Mid Cap Value Class A Shares in a reorganization effective as of the close of the New York Stock Exchange on May 4, 2007.

			Shares issued		Net increase
		Shares issued	in reinvestment		(decrease)
		in Fund	of dividends and		in shares
Fiscal Period Ended 6/31/07	Shares Sold	Reorganizations	distributions	Shares reacquired	outstanding

Citizens Value Fund Standard Shares	1,635,323	–	10,528	561,158	1,084,693
Citizens Value Fund Institutional
Shares	77,788	–	2,354	–	80,142
Citizens Emerging Growth Fund
Standard Shares	1,041,779	–	–	1,896,311	(854,532)
Citizens Emerging Growth Fund
Institutional Shares	6,012	–	–	32,123	(26,111)
Citizens Emerging Growth Fund
Administrative Shares	24,460	–	–	106,436	(81,976)

(6) Post-Retirement Benefits

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. At November 30, 2008 the projected obligation for such benefits had been accrued. The total liability as of November 30, 2008 is as follows:

Sentinel Fund

Balanced - A	$40,402
Common Stock - A	217,198
Government Securities - A	31,979
Mid Cap Growth - A	28,381

(7) Reorganizations

Pursuant to a Plan of Reorganization approved by shareholders on September 24,2008, as of the close of business on October 3, 2008, Sentinel Conservative Allocation Fund acquired the assets and assumed the liabilities of Sentinel High Yield Bond Fund in a tax-free reorganization in exchange for shares of the Sentinel Conservative Allocation Fund. The number of shares is presented in Note (5) and the value of shares issued by the Sentinel Conservative Allocation Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation as of the reorganization date were as follows:

					Acquired Fund
				Total Net Assets	Unrealized
		Total Net Assets of	Total Net Assets of	of Acquiring Fund	Appreciation
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	(Depreciation)

Sentinel Conservative	Sentinel High Yield Bond
Allocation Fund Class A	Fund Class A	$33,981,702	$40,981,118	$74,962,820	$(7,507,381)
Sentinel Conservative	Sentinel High Yield Bond
Allocation Fund Class B	Fund Class B	7,034,376	7,985,143	15,019,519	833,104
Sentinel Conservative	Sentinel High Yield Bond
Allocation Fund Class C	Fund Class C	3,941,974	7,788,726	11,730,700	(397,256)

					125

Notes to Financial Statements

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on February 13, 2008, for the Institutional Class shares of the Citizens Value Fund, March 4, 2008, for the Citizens Emerging Growth Fund and Standard Class shares of the Citizens Value Fund and March 27, 2008, for the Citizens Core Growth Fund, as of the close of business on April 4, 2008, (1) Sentinel Sustainable Core Opportunities Fund acquired the assets and liabilities of Citizens Core Growth Fund and Citizens Value Fund, with the Sentinel Sustainable Core Opportunities Fund being the legal survivor and the Citizens Value Fund being the accounting survivor, and (2) Sentinel Sustainable Emerging Companies Fund acquired the assets and liabilities of Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund, with the Sentinel Sustainable Emerging Companies Fund being the legal survivor and the Citizens Emerging Growth Fund being the accounting survivor, in reorganizations designed to be federal tax free in exchange for shares of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Emerging Companies Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

					Acquired Fund
				Total Net Assets	Unrealized
		Total Net Assets of	Total Net Assets of	of Acquiring Fund	Appreciation
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	(Depreciation)

Sentinel Sustainable Core	Citizens Core Growth
Opportunities Fund Class A	Standard Class	$218,888,219	$51,531,510	$270,419,729	$63,014,273
Sentinel Sustainable Core	Citizens Core Growth
Opportunities Fund Class I	Administrative Class	1,775,726	2,637,690	59,443,448	(414,345)
Sentinel Sustainable Core	Citizens Core Growth
Opportunities Fund Class I	Institutional Class	55,030,032	2,637,690	59,443,448	(33,060,765)
Sentinel Sustainable
Emerging Companies Fund	Citizens Small Cap Core
Class A	Growth Standard Class	31,388,124	148,240,581	179,628,705	3,302,122

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on February 13, 2008, for the Citizens Balanced Fund and the Institutional Class shares of the Citizens Money Market Fund, and March 4, 2008, for the Citizens Global Equity Fund, Citizens Income Fund and the Standard Class shares of the Citizens Money Market Fund, as of the close of business on April 4, 2008, (1) Sentinel Balanced Fund acquired the assets and liabilities of Citizens Balanced Fund, (2) Sentinel Government Securities Fund acquired the assets and liabilities of Citizens Income Fund, (3) Sentinel International Equity Fund acquired the assets and liabilities of Citizens Global Income Fund and (4) Sentinel U.S. Treasury Money Market Fund acquired the assets and liabilities of Citizens Money Market Fund in reorganizations designed to be federal tax free in exchange for shares of Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel International Equity Fund and Sentinel U.S. Treasury Money Market Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Balanced Fund, Sentinel Government Securities Fund, Sentinel International Equity Fund and Sentinel U.S. Treasury Money Market Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

					Acquired Fund
				Total Net Assets	Unrealized
		Total Net Assets of	Total Net Assets of	of Acquiring Fund	Appreciation
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	(Depreciation)

Sentinel Balanced Fund	Citizens Balanced Fund
Class A	Standard Class	$11,292,171	$234,339,679	$245,631,850	$221,976
Sentinel Government	Citizens Income Fund
Securities Fund Class A	Standard Class	44,568,838	280,468,094	325,036,932	470,680
Sentinel International Equity	Citizens Global Equity
Fund Class A	Standard Class	85,605,902	138,123,871	223,729,773	13,500,816
Sentinel International Equity	Citizens Global Equity
Fund Class I	Administrative Class	1,102,452	9,441,461	11,465,276	268,042
Sentinel International Equity	Citizens Global Equity
Fund Class I	Institutional Class	921,363	9,441,461	11,465,276	(998,608)
Sentinel U.S. Treasury Money	Citizens Money Market
Market Fund Class A	Standard Class	74,275,848	58,014,917	139,940,703	-
Sentinel U.S. Treasury Money	Citizens Money Market
Market Fund Class A	Institutional Class	7,649,938	58,014,917	139,940,703	-

126

Notes to Financial Statements

Pursuant to a Plan of Reorganization approved by shareholders on March 16, 2007, as of the close of business on March 30, 2007, Sentinel Capital Growth Fund acquired the assets and assumed the liabilities of Sentinel Capital Opportunity Fund in a tax-free reorganization in exchange for shares of the Sentinel Capital Growth Fund. The number of shares is presented in Note (5) and the value of shares issued by the Sentinel Capital Growth Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation as of the reorganization date were as follows:

					Acquired Fund
				Total Net Assets	Unrealized
		Total Net Assets of	Total Net Assets of	of Acquiring Fund	Appreciation
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	(Depreciation)

Sentinel Capital Growth Fund	Sentinel Capital Opportunity
Class A	Fund Class A	$59,124,301	$118,303,600	$185,197,347	$10,260,826
Sentinel Capital Growth Fund	Sentinel Capital Opportunity
Class A	Fund Class B	7,769,446	118,303,600	185,197,347	2,285,591
Sentinel Capital Growth Fund	Sentinel Capital Opportunity
Class C	Fund Class C	2,315,385	332,459	2,647,844	598,587

Pursuant to an Agreement and Plan of Reorganization approved by shareholders on March 15, 2007, as of the close of business on May 4, 2007, (1) Sentinel Common Stock Fund acquired the assets of Synovus Large Cap Core Equity Fund and (2) Sentinel Government Securities Fund acquired the assets of Synovus Intermediate-Term Bond Fund in tax-free reorganizations in exchange for shares of Sentinel Common Stock Fund and Sentinel Government Securities Fund, respectively. The number of shares is presented in Note (5) and the value of shares issued by each of Sentinel Common Stock Fund and Sentinel Government Securities Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

					Acquired Fund
				Total Net Assets	Unrealized
		Total Net Assets of	Total Net Assets of	of Acquiring Fund	Appreciation
Acquiring Fund	Acquired Fund	Acquired Fund	Acquiring Fund	After Acquisition	(Depreciation)

Sentinel Common Stock	Synovus Large Cap Core
Fund Class A	Equity Fund Class B	$1,091,395	$1,170,620,798	$1,171,712,193	$280,621
Sentinel Common Stock	Synovus Large Cap Core
Fund Class C	Equity Fund Class C	2,132,920	17,947,838	20,080,758	668,584
Sentinel Common Stock	Synovus Large Cap Core
Fund Class I	Equity Fund Class A	2,809,929	-	194,108,510	1,340,856
Sentinel Common Stock	Synovus Large Cap Core
Fund Class I	Equity Fund Class I	191,298,581	-	194,108,510	44,894,719
Sentinel Government	Synovus Intermediate-Term
Securities Fund Class A	Bond Fund Class A	1,215,917	219,265,605	221,197,282	(195,246)
Sentinel Government	Synovus Intermediate-Term
Securities Fund Class A	Bond Fund Class B	715,760	219,265,605	221,197,282	(40,431)
Sentinel Government	Synovus Intermediate-Term
Securities Fund Class I	Bond Fund Class I	126,487,938	-	126,487,938	132,386

(8) Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2008 was as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Fund	Income	Income	Capital Gain	Capital	Total

Balanced	$5,483,566	$-	$16,998,815	$-	$22,482,381
Capital Growth	632,471	-	12,161,514	1,599,877	14,393,862
Common Stock	11,805,244	-	70,505,999	-	82,311,243
Conservative Allocation	2,018,966	-	499,066	-	2,518,032
Georgia Municipal Bond	3,736	972,644	160,557	-	1,136,937
Government Securities	20,133,869	-	-	-	20,133,869
Growth Leaders	-	-	578,407	-	578,407
International Equity	2,443,413	-	14,347,093	-	16,790,506
Mid Cap Growth	-	-	-	-	-
Mid Cap Value	1,631,641	-	13,234,735	-	14,866,376
Short Maturity Government	7,628,142	-	-	-	7,628,142
Small Company	29,642,342	-	130,544,110	1,423,515	161,609,967
Small/Mid Cap	-	-	-	-	-
Sustainable Core Opportunities+	-	-	-	-	-
Sustainable Emerging Companies+	-	-	-	-	-
U.S. Treasury Money Market	980,098	-	-	-	980,098

+ The fiscal year end for the Sentinel Sustainable Core Opportunities and Sentinel Sustainable Emerging Companies Funds
changed from June 30th to November 30th following the June 30, 2008 Annual Report.

Notes to Financial Statements

The tax character of distributions paid during the fiscal period ended June 30, 2008 was as follows:

	Ordinary	Long Term	Return of
Fund	Income	Capital Gain	Capital	Total

Sustainable Core
Opportunities	$ -	$ -	$ -	$ -
Sustainable Emerging
Companies	-	-	-	-

The tax character of distributions paid during the fiscal period ended November 30, 2007 was as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Fund	Income	Income	Capital Gain	Capital	Total

Balanced	$6,028,288	$-	$7,201,900	$-	$13,230,188
Capital Growth	-	-	8,438,973	-	8,438,973
Common Stock	9,862,544	-	49,068,157	-	58,930,701
Conservative Allocation	2,252,357	-	899,858	-	3,152,215
Georgia Municipal Bond+	999	89,539	4,129	-	94,667
Government Securities	13,788,795	-	-	-	13,788,795
Growth Leaders	4,277	-	984	-	5,261
International Equity	1,474,807	-	14,180,079	-	15,654,886
Mid Cap Growth	-	-	-	-	-
Mid Cap Value+	-	-	-	-	-
Short Maturity Government	7,904,717	-	-	-	7,904,717
Small Company	24,985,153	-	153,084,495	-	178,069,648
U.S. Treasury Money Market	2,515,912	-	-	-	2,515,912

+ The fiscal year end for the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds changed from October 31st to November 30th following the October 31, 2007 Annual Report

The tax character of distributions paid during the fiscal period ended October 31, 2007 was as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Fund	Income	Income	Capital Gain	Capital	Total

Georgia Municipal Bond^	$8,822	$1, 224,224	$198,153	$-	$1,431,199
Mid Cap Value^^	22,294	-	6,137,011	-	6,159,305

^ Information prior to May 5, 2007 is based on the predecessor Synovus Georgia Municipal Bond Fund. ^^ Information prior to May 5, 2007 is based on the predecessor Synovus Mid Cap Value Fund.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

			Currently Distributable
			Long Term Capital	Unrealized
	Currently Distributable	Currently Distributable	Gain or Capital Loss	Appreciation
Fund	Ordinary Income	Tax-Exempt Income	Carryover	(Depreciation)

Balanced	$715,582	$ -	$(2,460,251)	$1,602,570
Capital Growth	-	-	(8,389,521)	(799,964)
Common Stock	2,024,919	-	(156,072)	57,411,916
Conservative Allocation	287,794	-	(11,551,510)	(11,204,843)
Georgia Municipal Bond	-	16,681	71,693	2,726
Government Securities	494,437	-	(4,513,246)	4,837,285
Growth Leaders	-	-	(2,170,343)	(5,816,331)
International Equity	2,135,630	-	(12,169,603)	(49,790,363)
Mid Cap Growth	-	-	(21,605,908)	(22,508,229)
Mid Cap Value	425,400	-	(2,612,757)	(64,999,532)
Short Maturity Government	41,138	-	(26,230,036)	521,885
Small Company	-	-	(4,095,255)	(304,261,559)
Small Mid/Cap	-	-	(566,915)	(2,994,885)
Sustainable Core
Opportunities	693,608	-	(38,415,416)	(63,482,109)
Sustainable Emerging
Companies	-	-	5,551,428	(37,365,947)
U.S. Treasury Money Market	102,127	-	(203)	-

128

Notes to Financial Statements

(9) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(10) Subsequent Events:

On November 24, 2008, the Board of Directors approved a change in the name of Sentinel U.S. Treasury Money Market Fund, to Sentinel Government Money Market Fund. The Board also approved two changes in the non-fundamental investment policies of the Fund. First, the Board approved a change from the Fund’s current policy of investing, under normal circumstances, at least 80% of its net assets in U.S. Treasury securities, to a policy of investing, under normal circumstances, at least 80% of its net assets in securities of the U.S. Treasury or U.S. government agencies or instrumentalities. Second, the Board approved a change from the Fund’s current policy under which it may not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities, to a policy under which the Fund may not invest more than 25% of its total assets in such securities. The changes will be effective 60 days after written notice of the changes has been provided to Fund shareholders, making Tuesday, February 3, 2009, the anticipated transition date. Effective January 1, 2009, the Sentinel U.S. Treasury Money Market Fund was closed to all new investors, new purchases, and exchanges. Existing Sentinel U.S. Treasury Money Market Fund shareholders are no longer able to purchase new shares of the Sentinel U.S. Treasury Money Market Fund, and shareholders of other Sentinel Funds are no longer able to exchange shares of one Fund for shares of the Sentinel U.S. Treasury Money Market Fund.

On December 18, 2008, the name of the Sentinel Sustainable Emerging Companies Fund was changed to the Sentinel Sustainable Growth Opportunities Fund to better reflect the investment strategy of the Fund.

Effective January 1, 2009, Sentinel lowered the initial sales charge on new purchases of $999,999 or less of Class A shares of the Sentinel Short Maturity Government Fund to 1% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over there is no sales charge; however, a contingent deferred sales charge (CDSC) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more. Purchases of less than $1 million must remain in the account for 90 days before they are eligible for an exchange.

On December 22, 2008, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

Sentinel Fund	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain

Balanced - A	$0.093	$ –	$ –
Balanced - B	0.055	–	–
Balanced - C	0.061	–	–
Balanced - D	0.061	–	–
Balanced - I	0.099	–	–
Capital Growth - A	0.022	–	–
Capital Growth - I	0.061	–	–
Common Stock - A	0.075	–	–
Common Stock - B	0.010	–	–
Common Stock - C	0.031	–	–
Common Stock - I	0.101	–	–
Conservative Allocation - A	0.046	–	–
Conservative Allocation - B	0.038	–	–
Conservative Allocation - C	0.039	–	–
Georgia Municipal Bond - A	0.021	–	0.02301
Georgia Municipal Bond - I	0.028	–	0.02301
Government Securities - A	0.044	–	–
Government Securities - C	0.036	–	–
Government Securities - I	0.047	–	–
International Equity - A	0.221	–	–
International Equity - C	0.013	–	–
International Equity - I	0.283	–	–
Mid Cap Value - A	0.037	–	–
Mid Cap Value - I	0.077	–	–
Short Maturity Government - A	0.028	–	–
Short Maturity Government - S	0.025	–	–
Sustainable Core Opportunities - A	0.042	–	–
Sustainable Core Opportunities - I	0.072	–	–
Sustainable Growth Opportunities* - A	–	–	0.59589
Sustainable Growth Opportunities* - C	–	–	0.59589
Sustainable Growth Opportunities* - I	–	–	0.59589

* Name change. Formerly the Sentinel Sustainable Emerging Companies Fund prior to December 18, 2008.				129

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Sentinel Group Funds, Inc.
In our opinion, the accompanying statements of assets and
liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund,
Sentinel Capital Growth Fund, Sentinel Common Stock Fund,
Sentinel Conservative Allocation Fund , Sentinel Georgia
Municipal Bond Fund, Sentinel Government Securities Fund,
Sentinel Growth Leaders Fund, Sentinel International Equity
Fund, Sentinel Mid Cap Growth Fund, Sentinel Mid Cap Value
Fund, Sentinel Short Maturity Government Fund, Sentinel
Small Company Fund, Sentinel Small/Mid Cap Fund, Sentinel
Sustainable Core Opportunities Fund, Sentinel Sustainable
Emerging Companies Fund and Sentinel U.S. Treasury Money
Market Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted
in the United States of America. These financial statements
and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of
these financial statements in accordance with the standards
of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform
the audit to obtain reasonable assurance about whether the
financial statements are free of material misstatement. An
audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,
assessing the accounting principles used and significant
estimates made by management, and evaluating the overall
financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a
reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 26, 2009

130

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited) Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/08 through 11/30/08.

Actual Expenses

The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/08 through 11/30/08” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Recurring Fees
Retirement Custodial Accounts
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)	Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expense data is contained in the following pages.

	Fund Total Return		Total	Beginning Account	Ending Account	Annualized	Expenses Paid
Sentinel Fund	Class Description		Return	Value 06/01/08	Value 11/30/08	Expense Ratio	06/01/08 — 11/30/08*

Balanced	A	Actual	-24.29%	$1,000.00	$757.12	1.14	$5.01
		Hypothetical+	1.93	1,000.00	1,019.30	1.14	5.76
	B	Actual	-24.66	1,000.00	753.40	2.09	9.16
		Hypothetical+	1.46	1,000.00	1,014.55	2.09	10.53
	C	Actual	-24.68	1,000.00	753.24	2.14	9.38
		Hypothetical+	1.43	1,000.00	1,014.30	2.14	10.78
	D	Actual	-24.62	1,000.00	753.81	2.05	8.99
		Hypothetical+	1.48	1,000.00	1,014.75	2.05	10.33
	I	Actual	-24.31	1,000.00	756.88	1.07	4.70
		Hypothetical+	1.96	1,000.00	1,019.65	1.07	5.40

Capital Growth	A	Actual	-39.58	1,000.00	604.19	1.36	5.45
		Hypothetical+	1.82	1,000.00	1,018.20	1.36	6.86
	C	Actual	-39.93	1,000.00	600.73	2.61	10.44
		Hypothetical+	1.20	1,000.00	1,011.95	2.61	13.13
	I	Actual	-39.57	1,000.00	604.29	1.22	4.89
		Hypothetical+	1.89	1,000.00	1,018.90	1.22	6.16

Common Stock	A	Actual	-34.64	1,000.00	653.58	1.20	4.96
		Hypothetical+	1.90	1,000.00	1,019.00	1.20	6.06
	B	Actual	-35.02	1,000.00	649.80	2.26	9.32
		Hypothetical+	1.37	1,000.00	1,013.70	2.26	11.38
	C	Actual	-34.91	1,000.00	650.93	2.02	8.34
		Hypothetical+	1.49	1,000.00	1,014.90	2.02	10.18
	I	Actual	-34.48	1,000.00	655.19	0.73	3.02
		Hypothetical+	2.14	1,000.00	1,021.35	0.73	3.69

Conservative Allocation	A	Actual	-17.03	1,000.00	829.67	1.11	5.08
		Hypothetical+	1.94	1,000.00	1,019.45	1.11	5.60
	B	Actual	-17.44	1,000.00	825.56	2.01	9.17
		Hypothetical+	1.50	1,000.00	1,014.95	2.01	10.13
	C	Actual	-17.46	1,000.00	825.38	1.96	8.94
		Hypothetical+	1.52	1,000.00	1,015.20	1.96	9.87

Georgia Municipal Bond	A	Actual	-2.25	1,000.00	977.54	3.06	15.13
		Hypothetical+	0.97	1,000.00	1,009.70	3.06	15.37
	I	Actual	-0.07	1,000.00	999.25	0.67	3.35
		Hypothetical+	2.16	1,000.00	1,021.65	0.67	3.39

Government Securities	A	Actual	3.38	1,000.00	1,033.80	0.95	4.83
		Hypothetical+	2.03	1,000.00	1,020.25	0.95	4.80
	C	Actual	2.94	1,000.00	1,029.36	1.82	9.23
		Hypothetical+	1.59	1,000.00	1,015.90	1.82	9.17
	I	Actual	3.56	1,000.00	1,035.57	0.60	3.05
		Hypothetical+	2.20	1,000.00	1,022.00	0.60	3.03

Growth Leaders	A	Actual	-37.91	1,000.00	620.94	1.45	5.88
		Hypothetical+	1.77	1,000.00	1,017.75	1.45	7.31
	C	Actual	-38.16	1,000.00	618.35	2.32	9.39
		Hypothetical+	1.34	1,000.00	1,013.40	2.32	11.68
	I	Actual	-38.70	1,000.00	613.02	1.83	7.38
		Hypothetical+	1.58	1,000.00	1,015.85	1.83	9.22

International Equity	A	Actual	-45.91	1,000.00	540.90	1.51	5.82
		Hypothetical+	1.74	1,000.00	1,017.45	1.51	7.62
	B	Actual	-46.22	1,000.00	537.84	2.56	9.84
		Hypothetical+	1.22	1,000.00	1,012.20	2.56	12.88
	C	Actual	-46.13	1,000.00	538.65	2.46	9.46
		Hypothetical+	1.27	1,000.00	1,012.70	2.46	12.38
	I	Actual	-45.80	1,000.00	541.99	1.07	4.12
		Hypothetical+	1.96	1,000.00	1,019.65	1.07	5.40

Expenses

	Fund Total Return		Total	Beginning Account	Ending Account	Annualized	Expenses Paid
Sentinel Fund	Class Description		Return	Value 06/01/08	Value 11/30/08	Expense Ratio	06/01/08 — 11/30/08*

Mid Cap Growth	A	Actual	-46.83	$1,000.00	$ 531.67	1.46	$ 5.59
		Hypothetical+	1.77	1,000.00	1,017.70	1.46	7.36
	B	Actual	-47.23	1,000.00	527.73	2.76	10.54
		Hypothetical+	1.12	1,000.00	1,011.20	2.76	13.88
	C	Actual	-47.07	1,000.00	529.35	2.48	9.48
		Hypothetical+	1.26	1,000.00	1,012.60	2.48	12.48
	I	Actual	-46.72	1,000.00	532.80	1.02	3.91
		Hypothetical+	1.99	1,000.00	1,019.90	1.02	5.15

Mid Cap Value	A	Actual	-45.56	1,000.00	544.37	1.51	5.83
		Hypothetical+	1.74	1,000.00	1,017.45	1.51	7.62
	C	Actual	-45.76	1,000.00	542.35	2.15	8.29
		Hypothetical+	1.43	1,000.00	1,014.25	2.15	10.83
	I	Actual	-45.41	1,000.00	545.91	0.93	3.59
		Hypothetical+	2.04	1,000.00	1,020.35	0.93	4.70

Short Maturity Government	A	Actual	2.01	1,000.00	1,020.08	1.01	5.10
		Hypothetical+	2.00	1,000.00	1,019.95	1.01	5.10
	S	Actual	1.78	1,000.00	1,017.82	1.42	7.16
		Hypothetical+	1.79	1,000.00	1,017.90	1.42	7.16

Small Company	A	Actual	-34.03	1,000.00	659.72	1.27	5.27
		Hypothetical+	1.87	1,000.00	1,018.65	1.27	6.41
	B	Actual	-34.42	1,000.00	655.77	2.13	8.82
		Hypothetical+	1.44	1,000.00	1,014.35	2.13	10.73
	C	Actual	-34.29	1,000.00	657.10	2.03	8.41
		Hypothetical+	1.48	1,000.00	1,014.85	2.03	10.23
	I	Actual	-33.80	1,000.00	662.05	0.80	3.32
		Hypothetical+	2.10	1,000.00	1,021.00	0.80	4.04

Small/Mid Cap	A	Actual	-33.55	1,000.00	664.49	1.09	4.54
		Hypothetical+	1.96	1,000.00	1,019.55	1.09	5.50
	C	Actual	-33.50	1,000.00	664.99	0.86	3.58
		Hypothetical+	2.07	1,000.00	1,020.70	0.86	4.34
	I	Actual	-33.47	1,000.00	665.33	0.87	3.62
		Hypothetical+	2.07	1,000.00	1,020.65	0.87	4.39

Sustainable Core Opportunities	A	Actual	-38.04	1,000.00	619.60	1.28	5.18
		Hypothetical+	1.86	1,000.00	1,018.60	1.28	6.46
	C	Actual	-38.43	1,000.00	615.72	2.49	10.06
		Hypothetical+	1.26	1,000.00	1,012.55	2.49	12.53
	I	Actual	-37.82	1,000.00	621.76	0.79	3.20
		Hypothetical+	2.10	1,000.00	1,021.05	0.79	3.99

Sustainable Emerging Companies	A	Actual	-47.18	1,000.00	528.22	1.44	5.50
		Hypothetical+	1.78	1,000.00	1,017.80	1.44	7.26
	C	Actual	-47.43	1,000.00	525.72	2.64	10.07
		Hypothetical+	1.18	1,000.00	1,011.80	2.64	13.28
	I	Actual	-47.27	1,000.00	527.33	1.61	6.15
		Hypothetical+	1.70	1,000.00	1,016.95	1.61	8.12

U.S. Treasury Money Market	A	Actual	0.34	1,000.00	1,003.39	0.76	3.81
		Hypothetical+	2.12	1,000.00	1,021.20	0.76	3.84
	B	Actual	0.21	1,000.00	1,002.12	1.00	5.01
		Hypothetical+	2.00	1,000.00	1,020.00	1.00	5.05

* Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).
+ Hypothetical assumes a 5.00% annual return less expenses for the period.

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134

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Information and Services for Shareholders

Federal Tax Status of Dividends and				Portfolio Proxy Voting Guidelines and
Distributions (unaudited)				Voting Record
Certain tax information for the Sentinel Funds is required to be				Sentinel Funds portfolio proxy voting guidelines, and information
provided to shareholders based upon the Funds’ income and				on how the Funds voted proxies relating to portfolio securities
distributions for the taxable year ended November 30, 2008. The				during the most recent 12-month period ended June 30th, are
information and distributions reported in this annual report may				available without charge on-line at www.sentinelinvestments.
differ from the information and taxable distributions reported to				com and at www.sec.gov, or by calling 1-800-282-FUND (3863).
shareholders for the calendar year ended December 31, 2008.
The information required to complete your income tax returns				Availability of Quarterly Schedule of
for the calendar year will be sent to you in January 2009.				Investments
The following table represents the percentage of ordinary				Each Fund files its complete schedule of portfolio holdings with
income distributions eligible for the dividends received deduction				the Securities and Exchange Commission for the first and third
and the percentage of its ordinary income distributions treated				quarters of each fiscal year on Form N-Q. The Funds’ Forms
as qualified dividend income along with the dollar amount of				N-Q are available on the SEC’s website at www.sec.gov and may
long-term capital gains distributed by the Funds. All of the				be reviewed and copied at the SEC’s Public Reference Room in
dividends paid by the Sentinel Georgia Municipal Bond Fund are				Washington, D.C. (Call 1-800-SEC-0330 for more information.)

tax-exempt for Federal income tax purposes and no earnings in				How to contact Sentinel
the Fund are subject to an alternative minimum tax.				By telephone
Getting in touch with Sentinel Administrative Services, Inc.
	Dividends	Qualified	Long-Term	(“Sentinel”) is as easy as making a telephone call, or going on
	Received	Dividend	Capital Gain
Sentinel Fund	Deduction Income		Distributions	the internet.

Balanced	69.68%	69.63%	$16,998,815	You can contact Sentinel 24 hours a day by calling

1-800-282-FUND (3863). During normal Eastern Time business
Capital Growth	100.00	100.00	12,161,514	hours you may choose to speak with an Investor services

Common Stock	100.00	100.00	70,505,999	representative, or access OnCall 24, Sentinel’s account

Conservative Allocation	27.81	27.81	499,066	interaction service.

Georgia Municipal Bond	0.00	0.00	160,557	The OnCall 24 menu provides quick, easy voice response or

telephone keypad access to a broad selection of Sentinel’s most
Growth Leaders	–	–	578,407	important information and services any time of the day or night.

High Yield Bond	0.96	0.96	–	Over the internet

International Equity	100.00	100.00	14,347,094	If you prefer, you may access Sentinel service and account

Mid Cap Value	100.00	100.00	13,234,753	information on the internet at www.sentinelinvestments.com.

You’ll find complete information about Sentinel products,
Small Company	–	–	130,544,110	services, performance and prices.

Sustainable				By mail
Core Opportunities	100.00	100.00	–

Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the
Sentinel Funds at these addresses:
				Postal Deliveries:	Express Deliveries:
				Sentinel Investments	Sentinel Investments
				P.O. Box 1499	One National Life Drive
				Montpelier, VT 05601-1499	Montpelier, VT 05604

136

Information and Services for Shareholders

How to invest	or other payments from the federal government. You may
To open a new account	choose to deposit any amount from these payments (minimum
Complete the application in the prospectus which also contains	of $50.00). To enroll you must complete and return a Direct
additional information about the Funds.	Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency
To add shares	for forms. Note that death or legal incapacity will terminate
You may add shares to the same fund you own by sending a	participation, and that should you wish to terminate participation
check payable to the Sentinel Funds directly to Sentinel.	you’ll need to provide written notification to the appropriate
To invest automatically	federal agency.
Sentinel offers a number of ways to invest automatically. To	Payroll Savings Plan
transfer money periodically from your checking or savings	The Payroll Savings Plan enables you to purchase Fund shares
account into any Sentinel Fund:	automatically on a regular basis (minimum of $50.00 per
• Decide how much you would like to transfer. You may open	transaction). Depending upon your employer’s direct deposit
an Automatic Investment Plan account with as little as $50	program, you may have part or all of your paycheck invested
as long as you reach a minimum balance of $1,000 within	in your existing Sentinel account electronically through the
two years. (Sentinel Conservative Allocation Fund Automatic	Automated Clearing House system each pay period. To begin
Investment Plan minimums: $100. Special requirements	you’ll need to file an authorization form, available from Sentinel,
apply to Class S shares of Sentinel Short Maturity	with your employer’s payroll department. Note that you may
Government Fund. See the prospectus.)	change amounts or cancel the Plan only by written notification
• Decide the frequency of your investment.	to your employer.
• Shares will be purchased on or about the 5th of the month	How to exchange shares among Sentinel Funds
unless otherwise specified. You will receive a confirmation	To make a telephone exchange
of your automated transactions quarterly by mail.	Call Sentinel before the close of business on any day the New
• You can also choose to have the amount of your Automatic	York Stock Exchange is open, to receive the net asset value (share
Investment Plan investments increase by any percentage	price with no sales charge) at the close of that business day.
or dollar amount you specify. Increases can occur annually,	• There is no charge for telephone exchanges. The minimum
semiannually, quarterly or monthly. Changes to the Plan	transaction is $1,000 unless exchanging to a Fund you
may be made over the phone.	already own.
There is no charge for these services.	• No sales charge applies, except when new shares are
To dollar cost average	exchanged from the U.S. Treasury Money Market Fund to
When you transfer the same dollar amount through the	another Sentinel Fund (sales charges are waived through
Automatic Investment Plan on a regular basis, you “dollar cost	January 31, 2009).
average.” This means you buy more shares when prices are	• New assets must remain in an account for a minimum of
low and fewer when prices are high. Assuming you continue the	15 to 60 days before they can be exchanged to another fund.
program over time, this can reduce your average cost per share.	Refer to the Prospectus for short term trading restrictions.
Dollar cost averaging does not guarantee a profit or protect
against loss in a constantly declining market. If the strategy is	• Accounts must be identically registered.
discontinued when the value of shares is less than their cost,
a loss may be incurred. That’s why you should consider your	To exchange on the internet
ability to continue such a program through periods of declining	To exchange shares over the internet, simply access your
markets. To establish a dollar cost averaging plan:	account on our website at www.sentinelinvestments.com and
follow the easy instructions you’ll find there. Note that all
• Complete the Electronic Funds Transfer section of the	transaction requests made after the close of business on any
Application and select your frequency of investment.	day the New York Stock Exchange is open will reflect prices at
• Allow at least one month for your first transfer to be made.	the close of the next business day.
To invest by telephone
The Telephone Investment Service enables you to move money	To make a mail exchange
directly from your bank account to a Sentinel fund of your	Explain the exchange you would like to make in writing and
choice, automatically and at no charge. To have access to the	mail it to Sentinel. The exchange will take place on the day your
Telephone Investment Service:	request is received in good order.

• Complete the Telephone Investment Service section of the	To make Systematic Exchanges
Application.	You may ask to have shares liquidated in one Sentinel Fund and
• You may use the Telephone Investment Service to transfer	purchased in one or more other Sentinel Funds automatically
any amount from $50 to $50,000. Just call Sentinel.	every month. There is no charge for this service, and accounts
To invest on the internet	need not be identically registered.
To invest with Sentinel over the internet, simply access your account on our website at www.sentinelinvestments.com and
follow the easy instructions you’ll find there.
The Government Direct Deposit Privilege
The Government Direct Deposit Privilege enables you to
purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military

Information and Services for Shareholders

How to make changes	Retirement accounts
Registration	Most Sentinel funds may be used as investment vehicles for
Call Sentinel for instructions.	your tax-deferred retirement plan. For an application and
custodial agreement, call your financial advisor or Sentinel.
Address	Sentinel as agent provides for the following types of accounts
Call Sentinel – or complete the address change section on the	invested in the Sentinel Funds:
back of your account statement and return in the post paid
return envelope. You may also change your address over the	• Individual Retirement Accounts (IRAs)
internet at www.sentinelinvestments.com.	• SIMPLE IRAs
The Reinstatement Privilege	• Roth IRAs
If you redeem shares, or receive a dividend or capital gain	• Roth Conversion IRAs
distribution in cash and later want to reinvest that same amount,	• Coverdell ESA
you may do so within 90 days at no sales charge.	• SEP IRAs
How to redeem shares	Confirmations
By telephone	Every time a transaction takes place in your account, you will
Call Sentinel before the close of business on any day the New	receive a confirmation of activity. Automated transactions are
York Stock Exchange is open to redeem shares at that day’s	confirmed quarterly.
closing net asset value.	Portfolio Statements
To redeem on the internet	The Portfolio Statement consolidates all accounts with the same
To redeem shares over the internet, simply access your account	Tax Identification Number (TIN) and ZIP code. Other shareholder
on our website at www.sentinelinvestments.com and follow	accounts may be added upon request.
the easy instructions you’ll find there. Note that all transaction	• You will receive your Portfolio Statement quarterly
requests made in good order after the close of business on any
day the New York Stock Exchange is open will reflect prices at	• You will receive a statement in January which summarizes
the close of the next business day.	all account activity for the prior year.
By Systematic Withdrawal Plan	Average cost basis statements
A Systematic Withdrawal Plan (SWP) allows you to specify	Average cost basis statements are available for certain types of
an amount or a percentage to be mailed to you regularly or	accounts. Call Sentinel for information.
deposited directly to your bank account. Accounts must have a	Calculating the value of your account
minimum balance of $5,000 to qualify (except in Sentinel U.S.	Your Portfolio Statement shows the value of your account. You
Treasury Money Market Fund).	may also find your account balance by multiplying your fund’s
• Note that to provide this income, the fund sells shares. If	net asset value (NAV) by the number of shares you own. Your
the amount of the Systematic Withdrawal Plan exceeds	Fund’s NAV will be found under the Mutual Fund heading in the
the fund’s growth rate, withdrawals may deplete principal.	Financial section of most major daily newspapers. If you prefer,
Redemptions may reduce or even eventually exhaust your	you can also call Sentinel for your account balance information.
account.	Get electronic delivery of Fund documents
• For retirement accounts for which Sentinel is agent for the	with e-Delivery
custodian, Systematic Withdrawal Plans based on a life	Choosing e-Delivery will enable you to receive fund documents
expectancy or fixed percentage are available.	electronically via email – and help reduce the paper usage,

Other services, features and information	printing and postage costs which contribute to overall Fund
expenses. You will also receive your Sentinel Fund documents
Class I Shares	earlier than you would by mail. You will be notified by email
Class I Shares are only available to eligible investors. In addition,	when the items you’ve selected for e-Delivery are available. To
not all of the account and investment options described here	enroll, log onto www.sentinelinvestments.com, go to “Sign up
are available for Class I Shares. Refer to the Class I Shares	for eDelivery” on the right-hand side of the page and follow the
prospectus or call Sentinel for more information about Class I	prompts. Or, call Sentinel at 1-800-282-3863.
Shares.	Transacting Through an Intermediary
Automatic reinvestment	If you transact through an intermediary, you must follow the
Dividends and/or capital gains may be automatically reinvested	intermediary’s procedures for transacting in the Funds. The
at net asset value (share price with no sales charge) in additional	intermediary may have different procedures, account options
shares of the same fund or in the same class of another	and/or transactional fees from those described here.
Sentinel Fund.	Would you like to send a confidential comment to the
Distributions	Sentinel Funds Chief Compliance Officer?
You may receive distributions in cash (check), or have them	Go to www.sentinelinvestments.com, choose the “Contact
deposited directly to your bank account.	Us” tab near the top of the page, then click on the phrase
“Confidential Comment” located above the contact information box and follow the prompts.

138

Board Approval of Investment Advisory Agreements

Sentinel Group Funds, Inc. has entered into advisory agree-	Advisor Personnel and
ments (collectively “Advisory Agreements”) with Sentinel Asset
Management, Inc. (“Advisor”) for each of its series funds (each	Investment Process
a “Fund” and collectively, “Funds”). The Advisor has entered	Each quarter, the Directors discuss with senior management
into sub-advisory agreements with GLOBALT, Inc. (“GLOBALT”)	of the Advisor the strategies being used to achieve each Fund’s
regarding the Georgia Municipal Bond Fund and Steinberg Asset	stated objectives. Among other things, the Board considers
Management, LLC (“Steinberg”) regarding the Mid Cap Value	the size, education and experience of each Fund’s portfolio
Fund (collectively, “Sub-advisory Agreements”). The Advisory	management team.
Agreements and Sub-Advisory Agreements were last approved	Throughout the year, the Board requested and received
by the Board of Directors of Sentinel Group Funds, Inc. (“Board”	information that included sales and redemption data for each
or “Directors”) on August 13, 2008.	Fund, a discussion on investment strategies used by the Fund
The renewal of the Advisory Agreements and Sub-advisory	and the valuation and pricing of each Fund’s portfolio holdings.
Agreements for an additional year was reviewed by the Directors	In preparation for their August meetings, the Governance
who are not interested persons of any Fund as defined in the	Committee and the Independent Directors requested and
Investment Company Act of 1940, as amended, (“Independent	evaluated materials from the Advisor and its affiliates that
Directors”) at a special meeting held on July 15, 2008, following	included performance and expense information (including
which the Advisor furnished additional information at the request	advisory fees) for other similar mutual funds provided by
of the Independent Directors. The Board, including all of the	Morningstar Associates LLC, an independent third party
Independent Directors, met on August 11-13, 2008 to further	provider. Prior to voting, the Board reviewed the Advisory
consider the Advisory Agreements and Sub-advisory Agreements.	Agreements with management and fund counsel, who is
independent of the Advisor, and received a memorandum
The Board’s approvals were based on its consideration, at those	from such counsel discussing the legal standards for their
meetings and throughout the preceding year, of the advisory-	consideration of advisory agreements.
related services provided by the Advisor and its affiliates,
GLOBALT and Steinberg and the personnel who provide these	The Board determined the Advisor was an experienced asset
services. In reaching its determinations, the Board considered	management firm, which provided excellent overall quality
all factors it believed relevant, including performance of each	of services and appeared to be financially sound and well
Fund’s Class A shares as compared to the Class A shares of	managed. The Board also determined that, while the Funds’
similar mutual funds not managed by the Advisor, GLOBALT	relationships with GLOBALT and Steinberg had commenced
or Steinberg provided by Morningstar Associates LLC; the	relatively recently, such firms were providing the expected
nature, extent and quality of services rendered by the Advisor	quality of services.
and its affiliates, GLOBALT and Steinberg; revenue received by	Fund Performance
the Advisor and its affiliates from the Funds; the costs borne	The Board receives performance data at least quarterly and
by, and profitability of, the Advisor and its affiliates in providing	discusses with the Advisor portfolio manager effectiveness.
services to each of the Funds, including that the Advisor, not the	At the August meetings, the Board considered the Funds’
Funds, paid all sub-advisory fees to GLOBALT and Steinberg;	1-, 3- and 5-years net returns as of March 31, 2008 as compared
Fund advisory fees and Class A share expenses as compared	to peer group and category net return information provided by
to those of similar mutual funds not managed by the Advisor	Morningstar Associates LLC and also reviewed each Fund’s
provided by Morningstar Associates LLC; the extent to which	most recent quarterly performance.
economies of scale would be realized as the Funds grow and
whether fee levels reflect these economies of scale for the	The Board noted that (1) each of the Balanced, Common Stock,
benefit of investors; the Advisor’s, GLOBALT, Inc’s and Steinberg’s	Conservative Allocation, Government Securities, Mid Cap Value,
policies and practices regarding execution of portfolio transactions	and Small Company Funds ranked in the top half of their
of the Funds, including the extent to which the Advisor benefits	Morningstar peers and category with respect to the 1-, 3- and,
from soft dollar arrangements; indirect benefits that the Advisor	where applicable, 5-year net returns, (2) the Georgia Municipal
and its affiliates may receive from their relationships to the	Bond, High Yield Bond and Mid Cap Growth Funds ranked in the
Funds; information about fees charged by the Advisor, GLOBALT	top half of their Morningstar peers and categories with respect
and Steinberg; to other clients with similar objectives; the	to their 1 year net return,(3) the Capital Growth and Growth
professional experience and qualifications of each Fund’s	Leaders Funds ranked in the top half of their Morningstar peers
portfolio manager and other senior personnel of the Advisor,	and categories with respect to the 1- and 3- year net returns, (4)
GLOBALT and Steinberg; the compliance record of the Advisor	the Short Maturity Government Fund ranked in the top half of its
and affiliates, GLOBALT and Steinberg under applicable laws	peers and category with respect to its 5-year net return (5) the
and under its internal compliance program; and the terms of	International Equity Fund ranked in the top half of its category
the Advisory Agreements.	with respect to its 1- and 5- year net returns, (6) the Sustainable
Investing Core Opportunities Fund ranked in the top half of its peer group with respect to the 3- and 5- year net returns and the top half of its category with respect to its 5- year net return and
(7) the Sustainable Investing Emerging Companies and U.S.

139

Board Approval of Investment Advisory Agreements

Treasury Money Market Funds ranked in the bottom half of their		Profitability
peers and categories for all three of the relevant time periods.	The Board reviewed information prepared by the Advisor
The Board discussed with the Advisor the management of the	regarding the profitability of the Advisor of its advisory relation-
relatively poorer performing Funds. In these discussions, the	ship with each Fund as well as the overall profitability to the
Advisor reviewed the investment strategies employed by the	Advisor and its affiliates. The Independent Directors also
International Equity Fund and the effect on relative performance	reviewed with the Advisor the methodology it used to allocate
of decisions by the portfolio managers to avoid certain market	expenses for purposes of such profitability analysis. The Board
sectors or markets on the basis that they subjected the Funds	reviewed the 2007 profitability of the Advisor and its affiliates in
to undue risk. The Adviser also reviewed the effect on the U.S.	providing services to the Funds as compared to the profitability
Treasury Money Market Fund of its relatively small size and the	of several publicly held investment management companies
impact of its operating expenses on its relative performance.	provided by Keefe, Bruyette & Woods.
The Adviser also discussed the fact that the Georgia Municipal	After reviewing these and related factors, the Board concluded,
Bond Fund maintains a higher average portfolio quality than	within the context of their overall conclusions regarding each of
many of its peers and reviewed the impact on this Fund’s	the advisory agreements, that the profitability of the Advisor was
relative performance. After reviewing these and related	not inconsistent with industry data.
factors, the Board concluded, within the context of their
overall conclusions regarding each of the advisory agreements,	Economies of Scale
that the performance of each of the Funds and the Advisor	The Board considered whether there had been economies of
supported the approval of the Advisory Agreements and	scale with respect to the management of the Funds, and whether
Sub-advisory Agreements.	the Funds had appropriately benefited from any available

Advisory Fees and Expenses	currently economies of scale. The Board noted that all of the Funds were subject to an advisory fee breakpoint schedule. It also
The Board reviewed each Fund’s expense ratios for the fiscal	considered the current level of assets of each Fund.
period ended November 30, 2007 (including advisory fees)
compared to those of the other funds in its Morningstar peer	After reviewing these and related factors, the Board concluded,
group. The Board noted (1) the advisory fee for each Fund was	within the context of their overall conclusions regarding each
subject to a breakpoint schedule, (2) each of the Balanced,	of the advisory agreements, that the Funds would appropriately
International Equity, Mid Cap Growth, Small Company and	participate in economies of scale.
Small/ Mid Cap Funds ranked in the top half of (indicating		Conclusion
lower expenses than) its Morningstar peers and category with	After several meetings of the Board, including a number of
respect to advisory fees and net expenses, (3) the Conservative	deliberations by the Independent Directors without the presence
Allocation, Georgia Municipal Bond and Mid Cap Value Funds	of employees of the Advisor or its affiliates, the Board, including a
ranked in the top half of their Morningstar peers and categories	majority of the Independent Directors, approved the continuation
with respect to advisory fees, (4) the Common Stock Fund	of the Advisory Agreements and the Sub-advisory Agreements.
ranked in the top half of (indicating lower expenses than)
its Morningstar peers and category with respect to its net
expenses and its Morningstar category with respect to advisory fees, (5) the Government Securities Fund ranked in the top half
of its Morningstar peers with respect to its advisory fee and its	Proxy Voting Results
Morningstar peers with respect to its net expenses, (6) the
U.S Treasury Money Market Fund ranked in the top half of its
Morningstar peers with respect to its advisory fees, (7) the	Special Meeting of Shareholders – September 24, 2008
Sustainable Core Opportunities and Sustainable Emerging	Sentinel High Yield Bond Fund, a series of Sentinel Group
Companies Funds ranked in the top half of their Morningstar	Funds, Inc.
categories with respect to their advisory fees and (8) the Short	Proposal #1: To approve the reorganization of the High Yield
Maturity Government, Growth Leaders and High Yield Bond	Bond Fund in accordance with the Plan of Reorganization
Funds ranked in the bottom half of their peers and categories	and transactions it contemplates as described in the Proxy
with respect to their advisory fee and net expenses.		Statement/Prospectus.
After reviewing these and related factors, the Board concluded,		For	Against	Abstain

within the context of their overall conclusions regarding each	Class A Only	2,552,349	255,014	77,569
of the advisory agreements, that the fees and expenses of the
Funds supported the approval of the Advisory Agreements.	Entire Fund	3,477,353	272,361	107,127

140

Directors

There are 11 Directors of Sentinel Group Funds, Inc. Their names and other information about the nine independent Directors of Sentinel Group Funds, Inc. are set forth below. Information concerning the two affiliated Directors is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

	Position and Length	Principal Occupation(s)
Name, Address, Age	of Time Served*	During Past Five Years	Public Directorships

John D. Feerick (72)	Director, since 1984	Fordham University School of Law – Professor of Law	EmblemHealth (a health care
140 West 62nd Street		since 1982; Dean, from 1982 to 2002; New York State	services provider) – Director and
New York, NY 10023		Commission on Public Integrity – since 2007; New York	member of the Audit Committee,
		State Commission on Judicial Elections, from 2003 to 2007;	since 2006; Wyeth (a pharmaceutical
		Special Master of Family Homelessness in New York City	company) – Director, from 1987 to July
		– from 2003 to 2005; Judicial Referee on School Funding –	2008; Group Health, Inc. – Director,
		from 2004 to 2005; American Arbitration Association, past	from 1999 to May 2008
Chairman of the Board

Keniston P. Merrill (72)	Director, since 1987;	Retired – Formerly Advisor Chair and Chief Executive	None
National Life Drive	Chair, from 1990	Officer
Montpelier, VT 05604	to 1997

Deborah G. Miller (59)	Director, since 1995	Enterprise Catalyst Group (a management consulting firm )	Libby Glass – Director, since 2003;
National Life Drive		– Chief Executive Officer, since 2003; Ascendent Systems	Wittenberg University – Director,
Montpelier, VT 05604		(a voice and messaging systems company) – Chief	since 1998
Executive Officer, from 2005 to 2007; iCEO LLC (an
employment agency) – Chief Executive Officer, from 2000
to 2003

John Raisian, Ph.D. (59)	Director, since 1996	Hoover Institution at Stanford University – Economist,	None
Hoover Institution		since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (50)	Director, since 2003	Massachusetts Institute of Technology – Professor of	CRA International, Inc. (a consulting
National Life Drive		Economics, since 1985; National Bureau of Economic	firm) – Director, since 2004
Montpelier, VT 05604		Research – Director of Industrial Organization Research
Program, since 1990

Richard H. Showalter (61)	Director, since	Dartmouth-Hitchcock Alliance – Senior Vice President	None
National Life Drive	2003; Lead	and Chief Financial Officer, since 1985; Mary Hitchcock
Montpelier, VT 05604	Independent	Memorial Hospital -Senior Vice President and Treasurer
	Director since 2005	from 1985 to 2007; Dartmouth-Hitchcock Clinic – Senior
Vice President and Treasurer from 1999 to 2007; Dartmouth-
Hitchcock Medical Center – Treasurer, since 1995

Susan M. Sterne (62)	Director, since 1990;	Economic Analysis Associates, Inc. – President, since 1979	None
5 Glen Court	Audit, Compliance
Greenwich, CT 06830	& Pricing
Committee Chair,
since 2007

Angela E. Vallot (52)	Director, since	Vallot Consulting – President, since 2004; Colgate-	Mary-Mount Manhattan College –
370 Riverside Drive	1996; Governance,	Palmolive Company (a consumer products company	Trustee, since 2004
Apt. 15E	Contracts &	) – Vice President, from 2001 to 2003; Texaco, Inc. (an
New York, NY 10025	Nominating	integrated energy company) – Director of Diversity, from
	Committee Chair,	1997 to 2001
since 2004

Patanjali Varadarajan (46)	Director, since	Forbes – Editor, since 2008; New York University –	None
National Life Drive	December 3, 2008	Professor, since 2007; Hoover Institution – Research Fellow,
Montpelier, VT 05604		since 2007; The Wall Street Journal – Editor, from 2000 to
2007

* Each Director serves until his or her successor is duly elected and qualified, or until his or her death, resignation, or removal. The Board has a policy that at the March meeting of the Board after a Director attains the age of 72, such Director shall resign. The Directors are responsible for the oversight of the 16 Funds currently comprising Sentinel Group Funds, Inc.

Officers

The names of and other information relating to the two Directors who are officers and “interested persons” of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships

Thomas H. MacLeay (59)	Chair and Director,	National Life Holding Company (a mutual insurance	Sentinel Variable Products Trust
National Life Drive	since 2003; Chief	company) and National Life – Chairman of the Board, since	(6 Portfolios)
Montpelier, VT 05604	Executive Officer,	2002; President and Chief Executive Officer, from 2002 to
	from 2003 to 2005	December 31, 2008; President and Chief Operating Officer,
from 1996 to 2001; Sentinel Variable Products Trust
– Chairman, from 2004 to 2008; Chief Executive Officer,
from 2004 to 2005 ; NLV Financial Corporation- Chairman,
since 2002; President and Chief Executive Officer, from
2002 to 2008

Christian W. Thwaites (50)	President, Chief	Advisor – President & Chief Executive Officer, since 2005;	None
National Life Drive	Executive Officer	National Life – Executive Vice President, since 2005;
Montpelier, VT 05604	and Director, since	Sentinel Variable Products Trust – President and Chief
	2005	Executive Officer, since 2005; Sentinel Financial Services
Company (“SFSC”) – Chief Executive Officer, since 2005;
President, from 2005 to 2006; Sentinel Administrative
Services, Inc. (“SASI”) – President & Chief Executive
Officer, since 2005; Sentinel Advisors Company (“SAC”)
and Sentinel Administrative Services Company (“SASC”)
– President & Chief Executive Officer, from 2005 to 2006;
Skandia Global Funds – Chief Executive Officer, from
1996 to 2004

John Birch (59)	Chief Financial	Advisor – Chief Operating Officer, since 2005; SASI – Chief	N/A
National Life Drive	Officer, since 2008	Operating Officer, since 2006; SASC – Chief Operating
Montpelier, VT 05604		Officer, from 2005 to 2006; State Street Bank, Luxembourg
– Head of Transfer Agency, from 2004 to 2005; American
Skandia Investment Services, Inc. – Chief Operating Officer,
from 1997 to 2003

Thomas P. Malone (52)	Vice President and	SASI– Vice President, since 2006; Sentinel Variable	N/A
National Life Drive	Treasurer, since	Products Trust – Vice President and Treasurer, since
Montpelier, VT 05604	1997	2000; SASC – Vice President, from 1998 to 2006

John K. Landy (49)	Vice President,	SASI – Senior Vice President, since 2006; Sentinel Variable	N/A
National Life Drive	since 2002	Products Trust – Vice President, since 2004; SASC – Senior
Montpelier, VT 05604		Vice President, from 2004 to 2006; Vice President, from
1997 to 2004

Scott G. Wheeler (43)	Assistant Vice	SASI – Vice President, since 2007; Assistant Vice President,	N/A
National Life Drive	President	from 2006 to 2007; Sentinel Variable Products Trust –
Montpelier, VT 05604	and Assistant	Assistant Vice President and Assistant Treasurer, since
	Treasurer,	2004; SASC – Assistant Vice President, from 1998 to 2006
since 1998

Lisa F. Muller (41)	Secretary, since	National Life – Counsel, since 2008; Sentinel Variable	N/A
National Life Drive	2008	Products Trust – Secretary, since 2008; State of Vermont,
Montpelier, VT 05604		Department of Banking and Insurance – Assistant General
Counsel, from 2006 to 2008; Davis, Polk and Wardwell –
Associate, from 2005 to 2006 and from 1999 to 2002; U.S.
District Court N.D. Illinois – Clerk, from 2002 to 2004

Lindsay E. Staples (27)	Assistant	National Life – Securities Paralegal, since 2007; Sentinel	N/A
National Life Drive	Secretary,	Variable Products Trust – Assistant Secretary, since 2007;
Montpelier, VT 05604	since 2007	Holman Immigration – Paralegal, from 2006 to 2007;
Wilmer Cutler Pickering Hale and Dorr – Paralegal, from
2004 to 2006; Saint Michaels College – Student, from
2000 to 2004

D. Russell Morgan (53)	Chief Compliance	Advisor; National Variable Annuity Account II; National	N/A
National Life Drive	Officer, since 2004;	Variable Life Insurance Account – Chief Compliance
Montpelier, VT 05604	Secretary, from	Officer, since 2004; Sentinel Variable Products Trust – Chief
	1988 to 2005	Compliance Officer, since 2004; Secretary, from 2000 to
2005; National Life – Assistant General Counsel, from 2001
to 2005; Senior Counsel, from 2000 to 2001; Equity Services,
Inc. – Counsel, from 1986 to 2005; Advisor, SFSC, SASC –
Counsel, from 1993 to 2005

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Adviser	Custodian and Dividend Paying Agent
Sentinel Asset Management, Inc.	State Street Bank & Trust Company -Kansas City
Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Counsel	Sentinel Administrative Services, Inc.
Sidley Austin LLP
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Celebrating 75 years of Sentinel Common Stock Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds and is available from your Sentinel wholesaler or www.sentinelinvestments.com. Please read the prospectus carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800.233.4332, sentinelinvestments.com.

One National Life Drive, Montpelier, VT 05604

This annual report is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus.
43602 SF0104(0109)	Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc.
Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604 | 800.233.4332 | sentinelinvestments.com

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2008, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2008 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition. The Registrant amended Exhibit B of its code of ethics (list of covered officers) on March 12, 2008 to reflect the election of a Chief Financial Officer.

(d) There were no waivers granted during the fiscal year ended November 30, 2008 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2007	$382,700
2008	$509,000

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services, Inc. ("SASI"), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2007	$75,000
2008	$80,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2007	$56,476
2008	$101,000

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(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g)There were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

2

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2008, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

3

NY1 5500985v1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By: /s/ Christian W. Thwaites ------------------------- Christian W. Thwaites, President & Chief Executive Officer Date: February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites
--------------------------
Christian W. Thwaites,
President & Chief
Executive Officer

By: /s/ John Birch
--------------------------
John Birch,
Chief Financial Officer

Date: February 5, 2009

4

SENTINEL FAMILY OF FUNDS CODE OF ETHICS FOR

PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

August 15, 2003, as amended March 12, 2008

I. Covered Officers and Purposes of the Code

     The Sentinel Family of Funds’ code of ethics (the “Code”) for the investment companies within the complex (listed in Exhibit A hereto) (collectively, the “Funds” and each, a “Fund”) applies to each Fund’s Principal Executive Officer and Senior Financial Officers (the “Covered Officers”), each of whom is identified in Exhibit B hereto, for the purpose of promoting:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.
  Full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by such Fund.
  Compliance with applicable laws and governmental rules and regulations;
  The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code.
  Accountability for adherence to the Code.

     Covered Officers should adhere to a high standard of business ethics and should avoid placing themselves in a “compromising position” where their interests may be, or appear to be, in conflict with those of the Funds and their shareholders.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his services to, a Fund. A Covered Officer must not engage in any activity that could result in an actual, potential or perceived conflict of interest. Thus, a Covered Officer must not represent a Fund in any activity or transaction if the personal interests of the Covered Officer might affect his or her ability to represent such Fund’s interests fairly and impartially. A Covered Officer must not knowingly and voluntarily permit himself or herself to be placed in a position where his or her interests may become adverse to a Fund’s. Covered Officers should be aware that any transaction or activity involving the Covered Officer (or even a relative or close associate thereof) could pose a conflict of interest, whether perceived, potential or actual.

5

NY1 5500985v1

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of such Fund. The compliance programs of the Funds and their investment adviser, Sentinel Advisors Company (“Sentinel Advisors”), are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Sentinel Advisors, of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for a Fund or for Sentinel Advisors, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Sentinel Advisors and such Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between such Fund and Sentinel Advisors and is consistent with the performance by the Covered Officers of their duties as officers of such Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds’ Boards of Directors/Trustees (collectively, the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

Each Covered Officer must:

  Not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of such Fund.
  Not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of such Fund.
  Not use material non-public knowledge of portfolio transactions made or contemplated for a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

6

  Never accept compensation in any form from any person or entity for directing Fund business to such person or entity or for accepting business on behalf of such Fund. All placements of Fund business and acceptance of businesses by such Fund must be rewarded purely upon business considerations and such Fund’s best interests.
  Report at least annually affiliations or other relationships related to conflicts of interest.

     These are certain conflict of interest situations that should always be discussed with the Counsel of Sentinel Advisor (“Counsel”), including the following.

  Service as a director, trustee, officer, owner or partner of, or as a consultant or independent contractor to, any publicly or privately owned business organization, regardless of whether compensation of any form is received.
  The receipt of any gifts with a value in excess of U.S. $100. It must be remembered that business relationships cannot always be separated from personal relationships and that the integrity of a business relationship is always susceptible to criticism in hindsight where gifts are received. Under no circumstances may Covered Officers accept gifts in the form of cash or cash equivalents.
  The receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business- related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety.
  The giving of gifts or entertainment to a Fund shareholder, service provider, supplier or other Fund business contact. Covered Officers must use careful judgment to ascertain that the matter is handled in good taste without excessive expense. The aggregate value of all such gifts or entertainment to a business contact may not exceed U.S. $100 in any 12-month period.
  Any ownership interest in, or any consulting, employment or any other type of special relationship with, any of a Fund’s service providers, other than Sentinel Advisors, its principal underwriter, administrator or any affiliated person thereof. All details of a Fund’s relationships and transactions with those with whom it does business must be entered in its records.
  A direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

7

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III.	Disclosure and Compliance

Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund.

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside such Fund, including to such Fund’s directors/trustees and auditors, and to governmental regulators and self-regulatory organizations.

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Sentinel Advisors with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents such Fund files with, or submits to, the SEC and in other public communications made by such Fund.

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer) affirm in writing that he or she has received, read and understands the Code. The form for this purpose is attached hereto as Exhibit C.

Annually thereafter affirm that he or she has complied with the requirements of the Code. The document for this purpose is attached hereto as Exhibit D.

Not retaliate against any other Covered Officer or any employee of a Fund or its affiliated persons for reports of potential violations that are made in good faith.

Notify Counsel promptly, on a confidential basis, if he or she knows of any violations of this Code. Failure to do so is itself a violation of this Code.

     Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, the Board will consider any approvals or waivers sought by the Covered Officers.

     The Funds will adhere to the following procedures in investigating and enforcing this Code.

  Counsel will take all appropriate action to investigate any potential violations reported to him or her.

8

  If, after such investigation, Counsel believes that no violation occurred, Counsel is not required to take any further action.
  Any matter that Counsel believes is a violation will be reported to the Audit Committee.
  If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures, notification to appropriate personnel of Sentinel Advisors, or a recommendation to dismiss the Covered Officer.
  The Board will be responsible for granting waivers, as appropriate.
  Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

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V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Sentinel Advisors or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and Sentinel Advisors’ codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A and/or Exhibit B, must be approved by a majority vote of the Board, including a majority vote of the independent directors/trustees.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board or the appropriate Fund and Sentinel Advisors personnel.

VIII. Penalties

     A Covered Officer who violates the high ethical standards contained in this Code may be subject to disciplinary action, including dismissal as an officer of a Fund.

IX. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstances or legal conclusion.

Date: August 15, 2003

10

Exhibit B

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

LIST OF SENTINEL FUNDS

Sentinel Group Funds, Inc. Sentinel Variable Products Trust

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

LIST OF COVERED OFFICERS

As of March 12, 2008 Sentinel Group Funds, Inc.: Christian W. Thwaites John Birch Sentinel Variable Products Trust: Christian W. Thwaites Thomas P. Malone

B-1

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Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

INITIAL CERTIFICATION OF RECEIPT

(This certification must be returned to Counsel within 10 days of receipt of a copy of the Code)

     I hereby acknowledge that I have received and read the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I understand and agree that as a Covered Officer, I am subject to and will abide by the Code’s provisions and all amendments thereto. I further undertake to obey the rules of any regulatory body with which the Sentinel Family of Funds may be required to comply either directly or indirectly prevailing from time to time and any addition, amendment or replacement that is set out in any written notice which is subsequently given to me. I understand that failure to follow such policies and procedures can result in disciplinary action by the Board of Directors/Trustees of the Sentinel Family of Funds, as well as possible civil and criminal penalties.

______________________________________
Signature

_______________ Date

______________________________________
Print Name

C-1

NY1 5500985v1

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

ANNUAL CERTIFICATION

(This certification must be returned to Counsel by [date] of each year)

     I hereby certify that I have read and understand and agree to abide by the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I further certify that I have complied with all the requirements of the Code and reported any transactions, affiliations and/or relationships required to be reported under the Code.

______________________________________ Signature

_______________ Date

______________________________________ Print Name

2